As filed with the Securities and Exchange Commission
                                 on July 30, 1999
                       Registration No. 33-89742; 811-8982

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549
                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]

                             Post-Effective Amendment No. 13            [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ ]
                                Amendment No. 15                        [X]

                        (Check appropriate box or boxes)
                             ------------------------
                          NATIONS FUND PORTFOLIOS, INC.
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                            --------------------------
        Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
         Robert M. Kurucza, Esq.             Carl Frischling, Esq.
         Marco E. Adelfio, Esq.              Kramer, Levin, Naftalis
         Morrison & Foerster LLP                & Frankel
         2000 Pennsylvania Ave., N.W.        919 3rd Avenue
         Suite 5500                          New York, New York 10022
         Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):
    [X] Immediately upon filing pursuant        [ ] on (date) pursuant
        to Rule 485(b), or                          to Rule 485(b), or

    [ ] 60 days after filing pursuant           [ ] on (date) pursuant
        to Rule 485(a), or                          to Rule 485(a).

    [ ] 75 days after filing pursuant to        [ ] on (date) pursuant to
        paragraph (a)(2)                            paragraph (a)(2) of rule 485

                                EXPLANATORY NOTE

         The Registrant is filing this Post-Effective Amendment No. 13 to the Registration Statement of Nations Fund Portfolios, Inc. (the "Company") for the purpose of providing updated financial information and other non-material changes.

[GRAPHIC]



Nations Funds

Prospectus   --   Primary A Shares


                                                     August 1, 1999
                                                     August 20, 1999 for
                                                     marked (*) Funds


Equity Funds

Nations Capital Income Fund

Nations Value Fund

Nations Equity Income Fund
Nations Blue Chip Fund
Nations Marsico Growth & Income Fund*
Nations Strategic Equity Fund
Nations Capital Growth Fund
Nations Disciplined Equity Fund
Nations Marsico Focused Equities Fund*
Nations Emerging Growth Fund
Nations Small Company Growth Fund


International Funds

Nations International Value Fund*
Nations International Equity Fund*

Nations International Growth Fund

Nations Emerging Markets Fund*


Index Funds
Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index Fund

Balanced Funds
Nations Balanced Assets Fund
Nations Asset Allocation Fund

Fixed Income Funds
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund

Nations Intermediate Bond Fund
Nations Strategic Fixed Income Fund
Nations Government Securities Fund

Nations U.S. Government Bond Fund

Nations Diversified Income Fund


Municipal Bond Funds
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete.
           Any representation to the contrary is a criminal offense.


-----------------
NOT FDIC
INSURED
------------------
MAY LOSE VALUE
------------------
NO BANK GUARANTEE
------------------

NATIONS FUNDS

An overview of the Funds
--------------------------------------------------------------------------------

 [GRAPHIC]   Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds Family (Nations Funds). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


 [GRAPHIC]     You'll find Terms used
               in this prospectus on
               page 167


             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about six groups of Nations Funds -- our Equity, International, Index, Balanced, Fixed Income and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


     About the Funds
 Each group of Funds has a different investment focus:

  o Equity Funds invest primarily in equity securities of U.S. companies

  o International Funds invest primarily in equity securities of companies outside the United States

  o Index Funds are intended to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index

  o Balanced Funds invest in a mix of equity and fixed income securities, as well as money market instruments

  o Fixed Income Funds focus on the potential to earn income by investing primarily in fixed income securities

  o Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities



 The Funds also have different risk/return characteristics because they invest in different kinds of securities.


 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.



 Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.



 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

     Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The Equity, International and Index Funds all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio


  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time


 They may not be suitable for you if:


  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities


  o you have short-term investment goals


  o you're looking for a regular stream of income


 The Balanced Funds invest in a mix of equity and fixed income securities, as well as money market instruments. They may be suitable for you if:

  o you're looking for both long-term growth and income

  o you want a diversified portfolio in a single mutual fund


They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income


 The Fixed Income and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals


 The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.


 The Fixed Income and Municipal Bond Funds may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.



     For more information

 If you have any questions about the Funds, please call us at 1.800.765.2668 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

 [GRAPHIC]    Banc of America Advisors, Inc.


             Banc of America Advisors, Inc. (BAAI)* is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.



  [GRAPHIC]    You'll find more about
               BAAI and the sub-advisers

               starting on page 131.

             * BAAI's name is expected to be changed from NationsBanc Advisors, Inc. on or about September 1, 1999.





[GRAPHIC] About the Funds

Equity Funds
Nations Capital Income Fund                                           7
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Value Fund                                                   11
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Equity Income Fund                                           14
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Blue Chip Fund                                               17
Sub-adviser: Chicago Equity Partners Corporation
------------------------------------------------------------------------
Nations Marsico Growth & Income Fund                                 21
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------------
Nations Strategic Equity Fund                                        25
Sub-adviser: Bank of America Investment Management
------------------------------------------------------------------------
Nations Capital Growth Fund                                          28
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Disciplined Equity Fund                                      31
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Marsico Focused Equities Fund                                34
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------------
Nations Emerging Growth Fund                                         38
Sub-adviser: TradeStreet Investment Associates, Inc.
------------------------------------------------------------------------
Nations Small Company Growth Fund                                    42
Sub-adviser: TradeStreet Investment Associates, Inc.
International Funds
Nations International Value Fund                                     46
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------------
Nations International Equity Fund                                    50
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc., Putnam Investment Management, Inc.
-----------------------------------------------------------------------
Nations International Growth Fund                                    54
Sub-adviser: Gartmore Global Partners
-----------------------------------------------------------------------
Nations Emerging Markets Fund                                        57
Sub-adviser: Gartmore Global Partners

Index Funds
Nations Equity Index Fund                                              61
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------------
Nations Managed Index Fund                                             65
Sub-adviser: TradeStreet Investment Associates, Inc.
---------------------------------------------------------------------------
Nations Managed SmallCap Index Fund                                    69
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------------
Nations Managed Value Index Fund                                       73
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------------
Nations Managed SmallCap Value Index Fund                              77
Sub-adviser: TradeStreet Investment Associates, Inc.
Balanced Funds
Nations Balanced Assets Fund                                           81
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Asset Allocation Fund                                          85
Sub-advisers: TradeStreet Investment Associates, Inc., Chicago
Equity Partners Corporation
Fixed Income Funds
Nations Short-Term Income Fund                                         89
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Short-Intermediate Government Fund                             93
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Intermediate Bond Fund                                         97
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Strategic Fixed Income Fund                                   101
Sub-adviser: TradeStreet Investment Associates, Inc.
-------------------------------------------------------------------------
Nations Government Securities Fund                                    105
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------------
Nations U.S. Government Bond Fund                                     109
Sub-adviser: Boatmen's Capital Management, Inc.
-------------------------------------------------------------------------
Nations Diversified Income Fund                                       113
Sub-adviser: TradeStreet Investment Associates, Inc.

Municipal Bond Funds
Nations Short-Term Municipal Income Fund                        117
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------
Nations Intermediate Municipal Bond Fund                        121
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------
Nations Municipal Income Fund                                   125
Sub-adviser: TradeStreet Investment Associates, Inc.
--------------------------------------------------------------------
Other important information                                     129
--------------------------------------------------------------------
How the Funds are managed                                       131


[GRAPHIC]   About your investment



Information for investors
  Buying, selling and exchanging shares                         142
  Distributions and taxes                                       145
-------------------------------------------------------------------
Financial highlights                                            148
-------------------------------------------------------------------
Terms used in this prospectus                                   167
-------------------------------------------------------------------
Where to find more information                           back cover

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser



             TradeStreet Investment Associates, Inc. (TradeStreet) is this Fund's sub-adviser. TradeStreet's Capital Income Management Team makes the day-to-day investment decisions for the Fund.




 [GRAPHIC]     You'll find more about
               TradeStreet on page 133.




[GRAPHIC]    What are convertible securities?




             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.



             Convertible securities typically:


               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases


 Nations Capital Income Fund


[GRAPHIC] Investment objective

        This Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.



[GRAPHIC] Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.



 Most convertible securities are not investment grade. The portfolio management team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.


 When identifying individual investments, the portfolio management team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook


  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics



 The team diversifies the Fund's assets among different sized companies, tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The portfolio management team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC] Risks and other things to consider


     Nations Capital Income Fund has the following risks:
     o Investment strategy risk - The management team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.
     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.
     o Convertible security features - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.



[GRAPHIC] A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994       1995     1996       1997      1998
35.32%    -4.31%    38.24%    21.34%    22.71%    -5.85%    24.11%    19.45%    21.96%    6.58%

        Year-to-date return as of June 30, 1999: 10.31%


        Best and worst quarterly returns during this period




  Best: 1st quarter 1991:             17.59%
  Worst: 3rd quarter 1990:            -12.28%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the First Boston Convertible Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.





                                             1 year       5 years       10 years
        Investor A Shares                  6.58%        12.65%        17.07%
        First Boston Convertible Index     6.55%        10.83%        12.30%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.




[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]  What it costs to invest in the Fund




        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.35%
                                                             ------
        Total annual Fund operating expenses                   1.00%
        Fee waivers and/or reimbursements                     (0.02)%
                                                             ------
        Total net expenses(2)                                  0.98%
                                                             ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $100       $316        $551        $1,223

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser


             TradeStreet is this Fund's sub-adviser. TradeStreet's Value Management Team makes the day-to-day investment decisions for the Fund.




[GRAPHIC]  You'll find more about TradeStreet on page 133.




[GRAPHIC]     What is value investing?



             Value investing means looking
             for "undervalued" companies --
             quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.


             The management team uses fundamental analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

     Nations Value Fund


[GRAPHIC] Investment objective

        This Fund seeks growth of capital by investing in companies that are believed to be undervalued.



[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses fundamental analysis to identify stocks of companies that it believes are undervalued, looking at, among other things:


  o the quality of the company

  o the company's projected earnings and dividends

  o the stock's price-to-earnings ratio relative to other stocks in the same industry or economic sector. The team believes that companies with lower price-to-earnings ratios are generally more likely to provide better opportunities for capital appreciation

  o the stock's potential to provide total return

  o the value of the stock relative to the overall stock market



 The team also looks for a "catalyst" for improved earnings. This could be, for example, a new product, new management or a new sales channel.


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

[GRAPHIC]      You'll find more about
               other risks of investing

               in this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC] Risks and other things to consider


        Nations Value Fund has the following risks:


     o Investment strategy risk - The management team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels wll continue.


[GRAPHIC] A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
0.73%*    3.53%     25.86%    7.30%     16.36%    -2.99%    36.09%    21.12%    26.66%    17.34%
     * Return is from inception (9-19-89) to 12-31-89.


        Year-to-date return as of June 30, 1999: 7.03%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.




[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Best and worst quarterly returns during this period


  Best: 4th quarter 1998:             19.69%
  Worst: 3rd quarter 1998:            -12.48%

        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. These indexes are weighted by market capitalization and are not available for investment.


                                                                 Since
                                     1 year       5 years      inception
  Primary A Shares                17.34%        18.90%        15.77%
  S&P 500                         28.58%        24.06%        17.64%
  S&P/BARRA Value Index           14.68%        19.88%        15.20%





[GRAPHIC] What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.31%
                                                                  ----
        Total annual Fund operating expenses                      0.96%
                                                                  ====



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $98        $306        $531        $1,178

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about

             TradeStreet on page 133.




[GRAPHIC]    Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

     Nations Equity Income Fund


[GRAPHIC] Investment objective

        This Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.



[GRAPHIC] Principal investment strategies


        The Fund normally invests in 100 to 150 companies in a broad range of industries with market capitalizations of at least $5 billion. The Fund tries to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of companies whose earnings are believed to have the potential to grow. When selecting investments, the management team looks at, among other things:

  o value characteristics like book value, earnings yield and cash flow


  o growth characteristics like the rate of growth of a company's stock price and earnings


  o a security's potential for above-average dividend yield



 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC]  Risks and other things to consider


        Nations Equity Income Fund has the following risks:


     o Investment strategy risk - The management team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991      1992      1993      1994      1995      1996      1997      1998
14.65%*   10.20%    12.66%    -0.99%    27.60%    19.93%    26.13%    3.73%
          * Return is from inception (4-11-91) to 12-31-91.


        Year-to-date return as of June 30, 1999: 7.32%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]




             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             14.21%
  Worst: 3rd quarter 1998:            -14.44%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.



                                                     Since
                         1 year       5 years      inception
  Primary A Shares      3.73%       14.67%        14.37%
  S&P 500              28.58%       24.06%        19.96%




[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.28%
                                                                  ----
        Total annual Fund operating expenses                      0.93%
                                                                  ====



       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $95        $296        $515        $1,143

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser



             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder funds typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.



             BAAI is the Master Portfolio's investment adviser, and Chicago Equity Partners Corporation (Chicago Equity) is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]      You'll find more about

               Chicago Equity on
               page 136.



[GRAPHIC]     Why invest in Nations Blue Chip Fund?



             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.


 Nations Blue Chip Fund

[GRAPHIC] Investment objective

        This Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.



[GRAPHIC] Principal investment strategies

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.



 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds approximately 100 stocks.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 700 common stocks, the portfolio management team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

          o changes in actual and expected earnings

          o unexpected changes in earnings

          o price-to-earnings ratio

          o price-to-book ratio

          o price-to-cash flow


 The portfolio management team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.


 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC] Risks and other things to consider

        Nations Blue Chip Fund has the following risks:

     o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.


     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. For example, the World Horizon U.S. Equity Fund, which is also managed by BAAI, invests all of its assets in the Master Portfolio.


         All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.


         The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

[GRAPHIC]



             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.


[GRAPHIC] A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994           1995             1996          1997          1998
0.66%*         35.78%         23.76%         32.70%         27.86%
     * Return is from inception (1-13-94) to 12-31-94.

        Year-to-date return as of June 30, 1999: 11.24%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             23.71%
  Worst: 3rd quarter 1998:            -12.18%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.



                                               Since
                                 1 year      inception
  Investor A Shares           27.86%        23.66%
  S&P 500                     28.58%        24.84%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.




[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                        0.65%
        Other expenses                                         0.34%
                                                             ------
        Total annual Fund operating expenses                   0.99%
        Fee waivers and/or reimbursements                    (0.04)%
                                                             ------
        Total net expenses(3)                                  0.95%
                                                             ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


        (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $97        $311        $543        $1,209

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser


             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.



[GRAPHIC]      You'll find more about
               Marsico Capital and

               Mr. Marsico on page 134.




[GRAPHIC]      Why invest in a growth and income fund?




             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.


 Nations Marsico Growth & Income Fund


[GRAPHIC] Investment objective

        This Fund seeks long-term growth of capital with a limited emphasis on income.



[GRAPHIC] Principal investment strategies


        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.


 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.



 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:


  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world

 [GRAPHIC]     You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.

 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.

 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.


[GRAPHIC]  Risks and other things to consider

        Nations Marsico Growth & Income Fund has the following risks:

     o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



             For information about the performance of other equity funds managed by Thomas Marsico, see How the Funds are managed.


[GRAPHIC]    A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1998
38.22%


        Year-to-date return as of June 30, 1999: 14.15%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             20.72%
  Worst: 3rd quarter 1998:            -12.34%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.




                                1 year
  Primary A Shares           38.22%
  S&P 500                    28.58%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                      0.75%
        Other expenses                                       0.50%
                                                             ----
        Total annual Fund operating expenses                 1.25%
                                                             ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

         (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $127       $397        $686        $1,511

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser

             Bank of America Investment Management (BAIM) is this Fund's sub-adviser. Michael E. Kenneally makes the day-to-day investment decisions for the Fund.


[GRAPHIC]      You'll find more about
               BAIM and Mr. Kenneally

               on page 136.




[GRAPHIC]      Minimizing taxes


             This Fund tries to replace -- or turn over -- no more than 25% of its investments in a year. Managing the number of buy and sell transactions the Fund makes can help reduce the capital gains it distributes.


 Nations Strategic Equity Fund

[GRAPHIC]  Investment objective

        This Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.


[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio manager identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the portfolio manager assesses the investment potential of these companies and their industries by evaluating:


  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry


 The portfolio manager believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The portfolio manager then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the portfolio manager:

  o will focus on long-term investments to try to limit the number of buy and sell transactions
  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss
  o invests primarily in securities with lower dividend yields
  o may use options, instead of selling securities



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




 The portfolio manager may sell a security when he believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing

               in this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC] Risks and other things to consider


        Nations Strategic Equity Fund has the following risks:

     o Investment strategy risk - The portfolio manager chooses stocks that are believed have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Convertible security features - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.




[GRAPHIC]     A look at the Fund's performance

        The Fund has been in operation for less than a full calendar year, so no performance information has been included in this prospectus.





[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.44%
                                                                  ----
        Total annual Fund operating expenses                      1.09%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $111       $347        $601        $1,329

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser



             TradeStreet is this Fund's sub-adviser. TradeStreet's Core Growth Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.




[GRAPHIC]     What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

     Nations Capital Growth Fund


[GRAPHIC]  Investment objective

        This Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.


[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

     o above-average earnings growth compared with the S&P 500


     o established operating histories, strong balance sheets and favorable financial performance


     o above-average return on equity compared with the S&P 500


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When identifying investments, the management team starts with a universe of companies from the Wilshire 5000 Equity Index, an index that measures the performance of the equity securities of over 7,000 companies headquartered in the United States. The index is weighted by market capitalization and is not available for investment. The team then identifies a group of companies with market capitalizations of more than $1 billion that it believes have strong growth potential -- around 750 companies. The team then chooses investments from this group based on intensive financial research, visits to companies and market conditions, looking for companies:


  o whose earnings growth is projected to be higher than average

  o that develop or apply new technologies, new and improved methods of distribution, or new services

  o that may benefit from changing consumer demands and lifestyles


 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC] Risks and other things to consider


        Nations Capital Growth Fund has the following risks:


     o Investment strategy risk - The management team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
7.80%*    7.85%     -1.24%    28.72%    18.61%    30.52%    30.14%
     * Return is from inception (9-30-92) to 12-31-92.


        Year-to-date return as of June 30, 1999: 10.71%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             28.39%
  Worst: 3rd quarter 1998:            -14.94%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.



[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.





                                                      Since
                          1 year       5 years      inception
  Primary A Shares     30.14%        20.69%        19.07%
  S&P 500              28.58%        24.06%        21.62%





[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.33%
                                                                  ----
        Total annual Fund operating expenses                      0.98%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $100       $312        $542        $1,201

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]     You'll find more about TradeStreet on page 133.



[GRAPHIC]    Why use a computer modeling system?



             The management team uses a computer modeling system as a key component in managing this Fund. The system ranks stocks based on the relative size and rate of growth of a company's earnings (earnings momentum), and on the value of its stock compared with others in the same industry. This helps the team choose stocks that have the potential to generate attractive returns.


 Nations Disciplined Equity Fund


[GRAPHIC] Investment objective

        This Fund seeks growth of capital by investing in companies that are expected to produce significant increases in earnings per share.



[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses a computer modeling system to help construct a portfolio of 40 to 60 securities diversified across industry sectors. Each security selected for investment by the Fund is in the top third of the securities ranked by the team's quantitative model for earnings momentum and in the top third of securities ranked by the model on a valuation basis.


 When selecting investments, the team looks for securities it believes are attractively priced with increasing earnings. It uses quantitative analysis, which is an analysis of a company's financial information, to:


  o identify companies with improving profit potential and increasing earnings

  o identify companies with favorable price-to-earnings ratios

  o identify companies with positive earnings trends. In general, these companies also tend to experience favorable trends in their stock prices

  o rank the attractiveness of equity securities based on a "multi-factor" valuation model, a computer modeling system that takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth compared with its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry



 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]       You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

 The team may sell a security when its earnings momentum begins to deteriorate, when there is a development in the company that causes earnings estimates to fall, or for other reasons.



[GRAPHIC] Risks and other things to consider


        Nations Disciplined Equity Fund has the following risks:


     o Investment strategy risk - The team uses a quantitative approach to select investments it believes are attractively valued and whose earnings per share are likely to increase. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.



[GRAPHIC] A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
33.11%*   29.81%    -6.35%    27.53%    22.08%    29.92%    25.83%
     * Return is from inception (10-1-92) to 12-31-92.


        Year-to-date return as of June 30, 1999: 11.51%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             24.61%
  Worst: 3rd quarter 1998:            -15.28%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.



                                                      Since
                          1 year       5 years      inception
  Primary A Shares     25.83%        18.97%        25.42%
  S&P 500              28.58%        24.06%        21.62%





[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.34%
                                                                  ----
        Total annual Fund operating expenses                      0.99%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                        1 year     3 years     5 years     10 years
  Primary A Shares     $101       $315        $547        $1,213

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser



             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.






 [GRAPHIC]     You'll find more about
               Marsico Capital and

               Mr. Marsico on page 134.




[GRAPHIC]    What is a focused fund?


             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.



             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.


 Nations Marsico Focused Equities Fund

[GRAPHIC] Investment objective

        This Fund seeks long-term growth of capital.


[GRAPHIC] Principal investment strategies


        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Marsico Capital looks for companies with earnings growth potential that may not be recognized by other investors, focusing on companies that have some of the following characteristics:

  o products, markets or technologies in flux that can result in extraordinary growth

  o strong brand franchises that can take advantage of a changing global environment

  o global reach that allows the company to generate sales and earnings both in the United States and abroad. This can give the company added growth potential and also means the company may be less affected by changes in local markets

  o movement with, not against, the major social, economic and cultural shifts taking place in the world


 Once an investment opportunity is identified, Marsico Capital uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition.


 The process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.


 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.




[GRAPHIC]  Risks and other things to consider


        Nations Marsico Focused Equities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

     o Holding fewer investments - This Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of this Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o Investing in the Master Portfolio - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



             For information about the performance of other equity funds managed by Thomas Marsico, see How the Funds are managed.



[GRAPHIC]  A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1998
49.64%



        Year-to-date return as of June 30, 1999: 15.56%


        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             22.35%
  Worst: 3rd quarter 1998:            -9.08%

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.




                                1 year
  Primary A Shares           49.64%
  S&P 500                    28.58%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.75%
        Other expenses                                          0.31%
                                                                ----
        Total annual Fund operating expenses                    1.06%
                                                                ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $108       $337        $585        $1,294

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Strategic Growth Management Team makes the day-to-day investment decisions for the Fund.





 [GRAPHIC]   You'll find more about TradeStreet on page 133.




[GRAPHIC]    What is an emerging growth fund?



             An emerging growth fund invests in emerging growth companies. These are typically medium-sized and smaller companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.


             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.


 Nations Emerging Growth Fund


[GRAPHIC] Investment objective

        This Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[GRAPHIC] Principal investment strategies


        The Fund normally invests at least 65% of its assets in companies chosen from a universe of emerging growth companies. The Fund generally holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial position and management of each company. It starts with a universe of nearly 1,500 companies with market capitalizations between $750 million and $7 billion. The team then analyzes each company's financial information using quantitative analysis. It looks at:



  o earnings growth trends


  o earnings momentum


  o earnings estimate trends


  o relative price performance

  o valuation


 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management


  o validating the growth strategy with external research


 The team will only invest in a company it has chosen when its stock price is believed to be attractive relative to its forecasted growth.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.

 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:



  o may limit the number of buy and sell transactions it makes


  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.




[GRAPHIC]  Risks and other things to consider


        Nations Emerging Growth Fund has the following risks:


     o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Emerging company risk - Stocks of emerging companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



[GRAPHIC]   A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
3.42%*    12.00%    0.65%     30.00%    18.63%    20.66%    3.47%
     * Return is from inception (12-4-92) to 12-31-92.

        Year-to-date return as of June 30, 1999: 13.82%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             31.92%
  Worst: 3rd quarter 1998:            -26.07%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.



                                                     Since
                         1 year       5 years      inception
  Primary A Shares      3.47%       14.15%        14.24%
  S&P MidCap 400       28.58%       24.06%        21.53%

[GRAPHIC]

             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.35%
                                                                  ----
        Total annual Fund operating expenses                      1.00%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $102       $318        $552        $1,225

About the Equity Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser



             TradeStreet is this Fund's sub-adviser. TradeStreet's Strategic Growth Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.




[GRAPHIC]    Why invest in a small company growth fund?




             A small company growth fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.



             The portfolio management team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.


 Nations Small Company Growth Fund

[GRAPHIC]  Investment objective

        This Fund seeks long-term capital growth by investing primarily in equity securities.


[GRAPHIC]  Principal investment strategies


        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $1 billion or less. The Fund usually holds 75 to 130 securities, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial position and management of each company. It starts with a universe of nearly 1,500 companies with market capitalizations between $750 million and $7 billion. The team then analyzes each company's financial information using quantitative analysis. It looks at:


  o earnings growth trends

  o earnings momentum

  o earnings estimate trends

  o relative price performance

  o valuation


 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:


  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management


  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The management team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC]  Risks and other things to consider

        Nations Small Company Growth Fund has the following risks:

     o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]
1995      1996      1997      1998
-1.25%*   20.59%    19.84%    1.53%
     * Return is from inception (12-12-95) to 12-31-95.


        Year-to-date return as of June 30, 1999: 4.86%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             23.45%
  Worst: 3rd quarter 1998:            -25.76%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Russell 2000, an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.



                                             Since
                               1 year      inception
  Primary A Shares            1.53%       12.92%
  Russell 2000                -2.55%      12.19%





[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.90%
        Other expenses                                           0.34%
                                                               ------
        Total annual Fund operating expenses                     1.24%
        Fee waivers and/or reimbursements                       (0.09)%
                                                               ------
        Total net expenses(2)                                    1.15%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples.


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $117       $385        $672        $1,492

About the International Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             Brandes Investment Partners, L.P.
             (Brandes) is this Fund's sub-adviser. Brandes's Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.



[GRAPHIC]      You'll find more about

               Brandes on page 137.


[GRAPHIC]    What is the Graham and Dodd
             approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.


             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the Fund looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.


 Nations International Value Fund


[GRAPHIC]   Investment objective


        This Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.




[GRAPHIC]  Principal investment strategies

        The Fund normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Fund typically invests in at least three countries other than the United States at any one time.


 The Fund primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies and depositary receipts.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.


 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]    Limits on investments


             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:



     o The Fund will normally invest no more than 5% of its assets in a single security.


     o It may not invest more than the higher of:
      o 20% of its assets in a single country or industry, or

      o 150% of the weighting of a single country or industry in the MSCI EAFE
                          Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).
     o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on page
               129 and in the SAI.


[GRAPHIC]  Risks and other things to consider


        Nations International Value Fund has the following risks:


     o Investment strategy risk - The management team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.


     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. Management currently intends to propose that the Fund change to a feeder fund within the next year, but only if other feeder funds are likely to also invest in the master portfolio. We don't require shareholder approval to make the change, but we'll notify you if it happens.

          If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 00.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


             For information about the performance of other international funds managed by Brandes, see How the Funds are managed.




[GRAPHIC]   A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.




        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1995      1996      1997      1998
-0.54%*   15.35%    21.01%    11.60%

     *Return is from inception (12-27-95) to 12-31-95.

        Year-to-date return as of June 30, 1999: 22.27%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             20.38%
  Worst: 3rd quarter 1998:            -16.57%


        Average annual total return as of December 31, 1998

        The table shows the Fund's annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index), an index of over 1,000 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.



                                              Since
                                1 year      inception
  Primary A Shares           11.60%        15.65%
  MSCI EAFE Index            20.33%         9.31%

 [GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.90%
        Other expenses                                         0.50%
                                                             ------
        Total annual Fund operating expenses                   1.40%
        Fee waivers and/or reimbursements                     (0.10)%
                                                             ------
        Total net expenses(2)                                  1.30%
                                                             ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples.


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $132       $433        $756        $1,671

About the International Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-advisers


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management Inc. (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Six portfolio managers from Gartmore, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portion of the Master Portfolio.


[GRAPHIC]      You'll find more about

               Gartmore, INVESCO and
               Putnam starting on
               page 138.




[GRAPHIC]    Why invest in an
             international equity fund?


             International equity funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.


 Nations International Equity Fund

[GRAPHIC]   Investment objective

        This Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.




[GRAPHIC]  Principal investment strategies

        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.


 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom up" stock selection with "top down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on page
               129 and in the SAI.



[GRAPHIC]   Risks and other things to consider


        Nations International Equity Fund has the following risks:

     o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Investing in the Master Portfolio - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]
1991      1992      1993      1994      1995      1996      1997      1998
4.16%*    -8.57%    27.21%    2.60%     8.45%     8.47%     1.27%     16.46%
     * Return is from inception (12-2-91) to 12-31-91.



        Year-to-date return as of June 30, 1999: 4.17%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             17.70%
  Worst: 3rd quarter 1998:            -13.94%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.




                                                    Since
                          1 year      5 years     inception
  Primary A Shares     16.46%        7.32%       8.00%
  MSCI EAFE Index      20.33%        9.50%       9.82%

[GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)92)
        Management fees                                        0.80%
        Other expenses                                         0.34%
                                                               ----
        Total annual Fund operating expenses(3)                1.14%
                                                               ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2) These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


         (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual Fund operating expenses to 1.15% for Primary A Shares until May 2000. There is no guarantee that this limitation will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $116       $362        $628        $1,386

About the International Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser

             Gartmore is this Fund's sub-adviser. Brian O'Neill, the principal senior investment manager of the Gartmore Global Portfolio Team, makes the day-to-day investment decisions for the Fund.


[GRAPHIC]       You'll find more about

               Gartmore on page 138.



[GRAPHIC]    What is an international
             growth fund?

             International growth funds invest in companies around the world that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in strong industry sectors.



             The portfolio manager for this Fund looks for companies with earnings growth that is expected to be higher than other investors believe, and then sells these investments when growth may be lower than others expect.


     Nations International Growth Fund

[GRAPHIC]   Investment objective

        This Fund seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 65% of its assets in foreign companies listed on major exchanges in Europe and the Pacific Basin. These companies can be of any size.



 The Fund invests in common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt.



 The Fund may invest up to 35% of its assets in securities of issuers located in developing countries in the Asia and Pacific regions, Africa, Latin America and Eastern Europe.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The Fund will generally hold 50 to 80 securities invested in approximately 10 industry sectors within 15 to 20 stock markets.


 The portfolio manager uses a "bottom-up" approach to selecting securities, looking for companies with:

  o high quality and sustainable earnings

  o high growth potential over a two-year investment horizon

  o quality management teams

  o the ability to finance growth internally


  o strong financial results


 Throughout the investment process, the portfolio manager balances the Fund's emphasis on growth companies with a sensitivity to securities prices.


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



[GRAPHIC]    Risks and other things to consider


        Nations International Growth Fund has the following risks:

     o Investment strategy risk - The portfolio manager chooses stocks believed to have the potential for high growth. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998
15.50%*   -0.02%    14.00%    11.18%    2.04%     20.19%
     * Return is from inception (7-26-93) to 12-31-93.


        Year-to-date return as of June 30, 1999: 3.14%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             21.00%
  Worst: 3rd quarter 1998:            -14.55%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.





                                                    Since
                          1 year      5 years     inception
  Primary A Shares     20.19%        9.22%       11.37%
  MSCI EAFE Index      20.33%        9.50%        9.54%





[GRAPHIC]     What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses91)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.80%
        Other expenses                                          0.42%
                                                                ----
        Total annual Fund operating expenses                    1.22%
                                                                ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

              o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

              o you reinvest all dividends and distributions in the Fund

              o your investment has a 5% return each year

              o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $124       $387        $670        $1,477

About the International Funds
--------------------------------------------------------------------------------



[GRAPHIC]     About the sub-adviser


             Gartmore is this Fund's sub-adviser. Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team, makes the day-to-day investment decisions for the Fund.


[GRAPHIC]      You'll find more about

               Gartmore on page 138.




[GRAPHIC]    What's an emerging market?


             This Fund considers a country to
             be an emerging market if:


     o the International Finance Corporation has defined it as an emerging market,


     o it has a low-to-middle income economy according to the World Bank, or

     o it's listed as developing in World Bank publications.



             There are over 25 countries that currently qualify as emerging markets, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.


 Nations Emerging Markets Fund


[GRAPHIC]   Investment objective

        This Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.



[GRAPHIC]   Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.



 The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.


 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.


 The manager starts with approximately 800 companies in the most promising markets, and:

  o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

  o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]    Risks and other things to consider


        Nations Emerging Markets Fund has the following risks:

     o Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

     o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.


         This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. Management currently intends to propose that the Fund change to a feeder fund within the next year, but only if other feeder funds are likely to also invest in the master portfolio. We don't require shareholder approval to make the change, but we'll notify you if it happens.


         If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 00.

 [GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.




[GRAPHIC]   A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1995      1996      1997      1998
-2.18%*   8.73%     -2.99%    -25.58%
     * Return is from inception (6-30-95) to 12-31-95.



        Year-to-date return as of June 30, 1999: 38.73%


        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             15.86%
  Worst: 3rd quarter 1998:            -24.17%

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.




                                               Since
                                1 year       inception
  Primary A Shares            -25.58%        -7.26%
  IFC Investables             -22.02%        -8.01%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.
[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         1.00%
        Other expenses                                          0.99%
                                                                ----
        Total annual Fund operating expenses(2)                 1.99%
                                                                ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

         (2)The Fund's investment adviser has agreed to voluntarily limit total annual Fund operating expenses to 1.90% for Primary A Shares. There is no guarantee that this limitation will continue. This limit is not reflected in the table above.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $202       $624        $1,073      $2,317

About the Index Funds
--------------------------------------------------------------------------------


[GRAPHIC]     About the sub-adviser


             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]      You'll find more about
               TradeStreet on page 133.




[GRAPHIC]      What is an index fund?


             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.



             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.


 Nations Equity Index Fund

[GRAPHIC]   Investment objective

        This Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.


 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the management team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The team generally will try to match the composition of the S&P 500 as closely as possible. The team starts with the stocks that make up a larger portion of the value of the S&P 500. It may not always invest in stocks that make up the smaller percentages because it may be more difficult and costly to make relatively small transactions. The team may remove a stock from the Fund's holdings or not invest in a stock if it believes that the stock is not liquid enough, or for other reasons. The team can substitute stocks that are not included in the S&P 500, if it believes these stocks have similar characteristics.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.


 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The management team tries to minimize these costs for the Fund by using program trades and crossing networks.


 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.



[GRAPHIC]    Risks and other things to consider


        Nations Equity Index Fund has the following risks:

     o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.
     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.
     o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, or increase transaction costs or increase the Fund's volatility.


[GRAPHIC]  A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]
1993      1994      1995      1996      1997      1998
0.72%*    0.99%     37.02%    22.63%    32.70%    28.39%
          * Return is from inception (12-15-93) to 12-31-93.


        Year-to-date return as of June 30, 1999: 12.16%

        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             21.13%
  Worst: 3rd quarter 1998:            -9.84%

[GRAPHIC]




             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.




                                                      Since
                          1 year       5 years      inception
  Primary A Shares     28.39%        23.66%        23.61%
  S&P 500              28.58%        24.06%        23.92%




[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.33%
                                                                ------
        Total annual Fund operating expenses                     0.73%
        Fee waivers and/or reimbursements                       (0.38)%
                                                                ------
        Total net expenses(2)                                     0.35%
                                                                ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $36        $195        $368        $871

About the Index Funds
--------------------------------------------------------------------------------

[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]    You'll find more about TradeStreet on page 133.


[GRAPHIC]    What is a managed index fund?

             A managed index fund combines the benefits of traditional index funds -- relatively low costs and low portfolio turnover -- with active management.

             With a managed index fund, the portfolio manager starts with the stocks of a specific market index -- in this case, the S&P
             500 -- and then tries to achieve higher returns than the index by emphasizing stocks in the index that are expected to generate the highest returns.

             There is no assurance that active management will result in a higher return than the index.

 Nations Managed Index Fund

[GRAPHIC]   Investment objective

        This Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund usually holds 300 to 400 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the Fund, the management team starts with the stocks included in the S&P 500. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers growth measures like price momentum and the size and rate of earnings growth when comparing a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock


 The management team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]       You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.

 The management team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.




[GRAPHIC]   Risks and other things to consider


        Nations Managed Index Fund has the following risks:


     o Investment strategy risk - The team chooses stocks that it believes have the potential for higher growth than the S&P 500. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]
1996      1997      1998
17.00%*   33.46%    26.64%
     * Return is from inception (7-31-96) to 12-31-96.




        Year-to-date return as of June 30, 1999: 10.43%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             20.98%
  Worst: 3rd quarter 1998:            -10.62%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.




                                              Since
                                1 year      inception
  Primary A Shares           26.64%        32.55%
  S&P 500                    28.58%        33.32%

[GRAPHIC]

             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.



[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

[GRAPHIC]    What it costs to invest in the Fund


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.35%
                                                               ------
        Total annual Fund operating expenses                     0.75%
        Fee waivers and/or reimbursements                       (0.25)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $215        $392        $907

About the Index Funds
--------------------------------------------------------------------------------

[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]     You'll find more about TradeStreet on page 133.


[GRAPHIC]      What is the S&P SmallCap 600?


             The S&P SmallCap 600 is designed to be a benchmark of the performance of small capitalization stocks. It is an unmanaged index of 600 common stocks, weighted by market capitalization, and is not available for investment.


 Nations Managed SmallCap Index Fund


[GRAPHIC]   Investment objective


        This Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).



[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600.


 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P SmallCap 600. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P SmallCap 600 while reducing the risk of under-performing the index over time. The Fund usually holds 400 to 500 of the stocks included in the index. The Fund may invest in financial futures traded on U.S. exchanges.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the Fund, the management team starts with the stocks included in the S&P SmallCap 600. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers momentum measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock



 The management team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]      You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.

 The management team uses various strategies, consistent with the Funds investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.




[GRAPHIC]  Risks and other things to consider


        Nations Managed SmallCap Index Fund has the following risks:

     o Investment strategy risk - The team chooses stocks from the S&P SmallCap 600 that it believes have the potential for higher growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. Smaller companies also tend to have greater price swings than stocks of larger companies for many reasons, for example, because they trade less frequently and in lower volumes.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Futures risk - This Fund may use futures contracts to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand of the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1996      1997      1998
3.17%*    27.97%    -1.65%
     * Return is from inception (10-15-96) to 12-31-96.



        Year-to-date return as of June 30, 1999: 2.71%


        Best and worst quarterly returns during this period




  Best: 2nd quarter 1997:             17.64%
  Worst: 3rd quarter 1998:            -20.83%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The index is not available for investment.




                                              Since
                                1 year      inception
  Primary A Shares            -1.65%       12.54%
  S&P SmallCap 600            -1.31%       12.75%

 [GRAPHIC]



             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.




[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance





[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.44%
                                                               ------
        Total annual Fund operating expenses                     0.84%
        Fee waivers and/or reimbursements                       (0.34)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $234        $433        $1,006

About the Index Funds
--------------------------------------------------------------------------------

[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]     You'll find more about

              TradeStreet on page 133.



[GRAPHIC]    What is the S&P/BARRA Value Index?


             The S&P/BARRA Value Index is designed to be a benchmark of the performance of value stocks. It is an unmanaged index of a group of stocks included in the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The index is weighted by market capitalization, and is not available for investment.


 Nations Managed Value Index Fund


[GRAPHIC]   Investment objective


        This Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index (the S&P/BARRA Value Index).



[GRAPHIC]   Principal investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P/BARRA Value Index.

 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P/BARRA Value Index. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P/BARRA Value Index while reducing the risk of underperforming the index over time. The Fund usually holds 100 to 200 stocks. The Fund may invest in financial futures traded on U.S. exchanges.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the Fund, the management team starts with the stocks included in the S&P/BARRA Value Index. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers momentum measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock



 The management team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.

 The management team uses various strategies, consistent with the Fund's objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.




 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.




[GRAPHIC]  Risks and other things to consider


        Nations Managed Value Index Fund has the following risks:

     o Investment strategy risk - The team chooses stocks from the S&P/
          BARRA Value Index that it believes have the potential for higher growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Futures risk - This Fund may use futures contracts to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1997      1998
2.71%*    13.71%
     * Return is from inception (11-24-97) to 12-31-97.



        Year-to-date return as of June 30, 1999: 11.29%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             17.06%
  Worst: 3rd quarter 1998:            -12.56%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P/BARRA Value Index, an unmanaged index of a group of stocks included in the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The index is weighted by market capitalization, and is not available for investment.




                                                   Since
                                     1 year      inception
  Primary A Shares                13.71%        15.13%
  S&P/BARRA Value Index           14.68%        15.80%

[GRAPHIC]

             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.




[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

[GRAPHIC]    What it costs to invest in the Fund


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           1.61%
                                                               ------
        Total annual Fund operating expenses                     2.01%
        Fee waivers and/or reimbursements                       (1.51)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $484        $943        $2,216

About the Index Funds
--------------------------------------------------------------------------------

[GRAPHIC]     About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Structured Products Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about TradeStreet on page 133.



[GRAPHIC]     What is the S&P/BARRA SmallCap Value Index?


             The S&P/BARRA SmallCap Value Index is designed to be a benchmark of the performance of value stocks of small capitalization companies. It is an unmanaged index of a group of stocks included in the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. The index is weighted by market capitalization, and is not available for investment.


 Nations Managed SmallCap Value Index Fund

[GRAPHIC]   Investment objective


        This Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index (the S&P/BARRA SmallCap Value Index).


[GRAPHIC]  Investment strategies


        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P/BARRA SmallCap Value Index.

 The management team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P/BARRA SmallCap Value Index. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P/BARRA SmallCap Value Index while reducing the risk of underperforming the index over time. The Fund usually holds 200 to 300 stocks. The Fund may invest in financial futures traded on U.S. exchanges.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the Fund, the management team starts with the stocks included in the S&P/BARRA SmallCap Value Index. It uses quantitative analysis, which is an analysis of a company's financial information, to:

  o rank the attractiveness of each stock based on a "multi-factor" valuation model, which takes into account value measures like book value, earnings yield and cash flow to measure a stock's intrinsic worth versus its market price. The model also considers momentum measures like price momentum and the size and rate of earnings growth to compare a stock with others in the same industry

  o measure the rate of earnings growth of each stock. Each stock is assigned a ranking from 1 to 10 (best to worst). The team will hold a slightly higher percentage of an attractively ranked stock than the index and hold a lower percentage -- or none -- of a less attractively ranked stock


 The management team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]       You'll find more about

               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.

 The management team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The management team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

  o will try to keep portfolio turnover low, which helps to defer the realization of capital gains



 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.




[GRAPHIC]   Risks and other things to consider


        Nations Managed SmallCap Value Index Fund has the following risks:

     o Investment strategy risk - The team chooses stocks from the S&P/
          BARRA SmallCap Value Index that it believes have the potential for higher growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. Smaller companies also tend to have greater price swings than stocks of larger companies for many reasons, including because they trade less frequently and in lower volumes.

     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.

     o Futures risk - This Fund may use futures contracts to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1997      1998
4.13%*    -2.90%
     *Return is from inception (11-24-97) to 12-31-97.




        Year-to-date return as of June 30, 1999: 8.89%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             12.36%
  Worst: 3rd quarter 1998:            -20.02%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P/BARRA SmallCap Value Index, an unmanaged index of a group of stocks included in the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. The index is weighted by market capitalization and is not available for investment.



                                                            Since
                                              1 year      inception
        Primary A Shares                    -2.90%        1.01%
        S&P/BARRA SmallCap Value Index      -5.06%        -2.14%

 [GRAPHIC]



             There are two kinds of fees -- annual sales charges you pay directly, and fund operating expenses that are deducted from a fund's assets.



             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           3.18%
                                                               ------
        Total annual Fund operating expenses                     3.58%
        Fee waivers and/or reimbursements                       (3.08)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $810        $1,591      $3,641

About the Balanced Funds
--------------------------------------------------------------------------------

[GRAPHIC]    About the sub-adviser


             TradeStreet is this Fund's sub-adviser. TradeStreet's Value

             Management Team makes the day-to-day investment decisions for the equity portion of the Fund. Its Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.



[GRAPHIC]      You'll find more about

               TradeStreet on page 133.




[GRAPHIC]      What is a balanced fund?

             A balanced fund invests in a mix of equity and fixed income securities, and money market instruments.

             Each of these "asset classes"
             has different risk/return characteristics. Combining them in one fund can help reduce risk and increase returns because at least one asset class should have the potential to be a stronger performer regardless of market conditions.

             Balanced funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Balanced Assets Fund

[GRAPHIC]   Investment objective

        This Fund seeks total return by investing in equity and fixed income securities.


[GRAPHIC]  Principal investment strategies


        The Fund invests in a mix of equity and fixed income securities, as well as money market instruments.


 Equity securities the Fund invests in are primarily common stock of established companies believed to be financially strong.



 Fixed income securities normally make up at least 25% of the Fund's assets. Fixed income securities the Fund invests in are primarily bonds, notes and mortgage-backed and asset-backed securities issued by U.S. companies and government entities.



 Money market instruments the Fund invests in are primarily cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses asset allocation as its primary investment approach. The team allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class. The team evaluates:

  o current economic and financial market conditions, including trends in interest rates, in the United States and abroad


  o earnings and dividend prospects for common stocks

  o the overall stability of financial markets


 The team may change the Fund's asset allocation to try to increase returns and reduce risk.



     The team identifies individual investments using the following process:


  o For the equity portion of the Fund, the team evaluates the overall economy, industry conditions, and the financial condition and management of each company, using a process called fundamental analysis.

  o For the fixed income portion of the Fund, the team looks for securities rated investment grade at the time of investment. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.


  o For the money market portion of the Fund, the team chooses high-quality securities primarily to provide liquidity.


 The management team may use various tax strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:


  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.


[GRAPHIC] Risks and other things to consider


        Nations Balanced Assets Fund has the following risks:


     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

             o Prepayment and extension risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


[GRAPHIC]    A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
3.84%*    9.94%     -3.12%    26.33%    14.68%    21.69%    8.30%
     * Return is from inception (9-30-92) to 12-31-92.



        Year-to-date return as of June 30, 1999: 3.82%


        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             11.27%
  Worst: 3rd quarter 1998:            -8.95%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, the S&P/BARRA Value Index, and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P/BARRA Value Index is an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.




                                          1 year       5 years       10 years
        Primary A Shares                 8.30%       13.09%        12.70%
        S&P 500                         28.58%       24.06%        21.62%
        S&P 500/BARRA Value Index       14.68%       19.88%        19.51%
        Lehman Aggregate Bond Index      8.69%        7.27%         7.41%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.65%
        Other expenses                                            0.37%
                                                                  ----
        Total annual Fund operating expenses                      1.02%
                                                                  ====



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $104       $325        $563        $1,248

About the Balanced Funds
--------------------------------------------------------------------------------

[GRAPHIC]    About the sub-advisers


             This Fund is managed by two sub-advisers: TradeStreet and Chicago

             Equity. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.



[GRAPHIC]      You'll find more about
               TradeStreet and Chicago
               Equity, starting on

               page 133.



[GRAPHIC]    What is an asset
             allocation fund?


             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.


             Each of these "asset classes" has different risk/return characteris-tics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.


             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund

[GRAPHIC]   Investment objective

        This Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.





[GRAPHIC]  Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.


 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the portfolio management team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 700 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio


  o price-to-book ratio

  o price-to-cash flow

 The portfolio management team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in

               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]    Risks and other things to consider


        Nations Asset Allocation Fund has the following risks:


     o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.


     o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. As of the date of this prospectus, the stock markets, as measured by the S&P 500 and other commonly used indices, were trading at or close to record levels. There can be no guarantee that these levels will continue.


     o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.



     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

             o Prepayment and extension risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.


             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.





[GRAPHIC]   A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

1994      1995      1996      1997      1998
-1.38%*   26.90%    15.66%    21.38%    21.09%
     * Return is from inception (1-18-94) to 12-31-94.


        Year-to-date return as of June 30, 1999: 5.81%



        Best and worst quarterly returns during this period




  Best: 4th quarter 1998:             12.77%
  Worst: 3rd quarter 1998:            -4.34%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index of fixed income securities issued by the U.S. government and its agencies, and by corporations. These indexes are not available for investment.




                                                         Since
                                           1 year      inception
        Investor A Shares               21.09%        23.66%
        S&P 500                         28.58%        23.67%
        Lehman Aggregate Bond Index      8.69%         7.11%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.



             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)

        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.65%
        Other expenses                                           0.38%
                                                               ------
        Total annual Fund operating expenses                     1.03%
        Fee waivers and/or reimbursements                       (0.08)%
                                                               ------
        Total net expenses(2)                                    0.95%
                                                               ======



         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                        1 year     3 years     5 years     10 years
  Primary A Shares     $97        $320        $561        $1,252

About the Fixed Income Funds
--------------------------------------------------------------------------------
[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.




[GRAPHIC]    Corporate fixed-income
             securities


             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.

[GRAPHIC]    Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


Nations Short-Term Income Fund

[GRAPHIC]    Investment objective

        This Fund seeks high current income consistent with minimal fluctuations of principal.


[GRAPHIC]     Principal investment strategies


        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The portfolio management team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.


 The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o mortgage-related securities issued by governments

  o asset-backed securities


  o U.S. government obligations

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be three years or less.


 When selecting individual investments, the portfolio management team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; asset-backed securities and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]    You'll find more about
             other risks of investing in
             this Fund starting on
             page 129 and in the SAI.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]    Risks and other things to consider


     Nations Short-Term Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.



[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


1992      1993      1994      1995      1996      1997      1998
-0.59%*   7.55%     -0.27%    11.27%    4.89%     6.03%     6.30%

                *Return is from inception (9-30-92) to 12-31-92.


[GRAPHIC]    Year-to-date return as of June 30, 1999: 1.50%

        Best and worst quarterly returns during this period



  Best: 2nd quarter 1995:             3.49%
  Worst: 3rd quarter 1994:           -0.94%

[GRAPHIC]


             There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested.



                                                                              Since
                                                    1 year      5 years     inception
        Primary A Shares                          6.30%        5.58%       5.56%
        Merrill Lynch 1-3 Year Treasury Index     7.00%        5.99%       5.68%


[GRAPHIC]     What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.30%
        Other expenses                                           0.32%
                                                               ------
        Total annual Fund operating expenses                     0.62%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.52%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $53        $188        $336        $765

About the Fixed Income Funds
--------------------------------------------------------------------------------
[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about TradeStreet on page 133.



[GRAPHIC]    U.S. government securities



             This Fund invests almost all of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.


[GRAPHIC]    Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


 Nations Short-Intermediate Government Fund


[GRAPHIC]    Investment objective

        This Fund seeks high current income consistent with modest fluctuation of principal.


[GRAPHIC]    Principal investment strategies


        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. by governments or corporations.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.


  When selecting individual investments, the portfolio management team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]   You'll find more about
            other risks of investing in
            this Fund starting on
            page 129 and in the SAI.


[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]    Risks and other things to consider


     Nations Short-Intermediate Government Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.



     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, should generally not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.




[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

[GRAPHIC]  There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.



        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]



1991      1992      1993      1994      1995      1996      1997      1998
9.25%*    5.78%     8.02%     -2.41%    12.44%    3.19%     7.25%     6.60%

                *Return is from inception (8-1-91) to 12-31-91.


[GRAPHIC]    Year-to-date return as of June 30, 1999: -0.84%

        Best and worst quarterly returns during this period


  Best: 4th quarter 1991:             4.77%
  Worst: 3rd quarter 1994:            -1.74%

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.



                                                                                  Since
                                                        1 year      5 years     inception
        Primary A Shares                              6.60%        5.30%       6.69%
        Lehman Intermediate Government Bond Index     8.49%        6.45%       7.57%



[GRAPHIC]   What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.30%
        Other expenses                                         0.30%
                                                               ----
        Total annual Fund operating expenses(2)                0.60%
                                                               ====


        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.60% for Primary A Shares until May 2000. There is no guarantee that this limitation will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $192        $335        $750

About the Fixed Income Funds
--------------------------------------------------------------------------------
[GRAPHIC]    About the sub-adviser


             The Fund does not have its own
             investment adviser or sub-adviser because it's a "feeder" fund. A feeder fund invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BAAI is the Master Portfolio's investment adviser, and TradeStreet is its sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.




[GRAPHIC]      You'll find more about
               TradeStreet on page 133.



[GRAPHIC]      Intermediate-term securities

             The portfolio management team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.

[GRAPHIC]


             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


 Nations Intermediate Bond Fund

[GRAPHIC]    Investment objective


        This Fund seeks to obtain interest income and capital appreciation.




[GRAPHIC]    Principal investment strategies

        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer term fixed income securities that are investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S government or one of its agencies or instrumentalities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Brothers Intermediate/Corporate Bond Index.


     When selecting individual investments, the portfolio management team:


  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.


[GRAPHIC]      Risks and other things to consider


     Nations Intermediate Bond Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - The Master Portfolio may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

     o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. For example, the World Horizon U.S. Bond Fund, which is also managed by BAAI, invests all of its assets in the Master Portfolio.

       All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]    A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

1994      1995      1996      1997      1998
-2.02%*   14.54%    3.14%     6.54%     7.32%

                *Return is from inception (1-24-94) to 12-31-94.

[GRAPHIC]    Year-to-date return as of June 30, 1999: -0.91%

        Best and worst quarterly returns during this period



  Best: 3rd quarter 1995:            4.50%
  Worst: 1st quarter 1996:           1.06%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government and agency securities and U.S. Treasury securities. All dividends are reinvested.



                                                  Since
                                    1 year      inception
  Investor A Shares               7.32%        5.84%
  Lehman Intermediate
  Government Bond Index           8.49%        6.35%



[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                           0.40%
        Other expenses                                            0.56%
                                                                ------
        Total annual Fund operating expenses                      0.96%
        Fee waivers and/or reimbursements                        (0.15)%
                                                                ------
        Total net expenses(3)                                     0.81%
                                                                ======

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


        (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in May 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $83        $291        $516        $1,164

About the Fixed Income Funds
--------------------------------------------------------------------------------

[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.


[GRAPHIC]    More investment opportunities


             This Fund can invest in a wide range of fixed income securities as long as they're investment grade. This allows the portfolio management team to focus on securities that offer the potential for higher returns.


 Nations Strategic Fixed Income Fund


[GRAPHIC]    Investment objective

        This Fund seeks total return by investing in investment grade fixed income securities.


[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The portfolio management team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.



  The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars

  o mortgage-related securities issued by governments

  o asset-backed securities


  o municipal securities


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.



  When selecting individual investments, the portfolio management team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.




[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows


  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers



 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


[GRAPHIC]    Risks and other things to consider


     Nations Strategic Fixed Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.




[GRAPHIC]     A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.



[BAR CHART APPEARS HERE]


1992      1993      1994      1995      1996      1997      1998
1.51%*    10.78%    -3.32%    17.28%    2.12%     8.48%     7.16%


                *Return is from inception (10-30-92) to 12-31-92.



        Year-to-date return as of June 30, 1999: -1.50%


        Best and worst quarterly returns during this period




  Best: 2nd quarter 1995:             5.95%
  Worst: 3rd quarter 1994:            -2.81%


        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.




                                                                    Since
                                          1 year      5 years     inception
        Primary A Shares                7.16%        6.12%       6.95%
        Lehman Aggregate Bond Index     8.69%        7.27%       7.75%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                        Primary A
        (Fees paid directly from your investment)                Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.30%
                                                               ----
        Total annual Fund operating expenses                   0.70%
                                                               ====



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                        1 year     3 years     5 years     10 years
  Primary A Shares     $72        $224        $390        $871

About the Fixed Income Funds
--------------------------------------------------------------------------------
[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.



[GRAPHIC]    Mortgage-backed securities


             This Fund invests in mortgage- backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.


Nations Government Securities Fund

[GRAPHIC]    Investment objective

        This Fund seeks high current income consistent with moderate fluctuation of principal.


[GRAPHIC]    Principal investment strategies


        The Fund invests at least 65% of its assets in intermediate-term U.S. government obligations.


  The Fund may invest in:


  o mortgage-related securities issued by governments or corporations


  o asset-backed securities or municipal securities rated investment grade at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment

  o corporate debt securities, including bonds, notes and debentures rated investment grade at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.



  When selecting individual investments, the portfolio management team:


  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.




[GRAPHIC]      Many things affect a Fund's performance, including market
               conditions, the composition of the Fund's holdings, and Fund expenses.

               Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]      Risks and other things to consider


     Nations Government Securities Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]      A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1991      1992      1993      1994      1995      1996      1997      1998
11.78%*   5.41%     7.67%     -5.11%    15.28%    2.53%     8.55%     8.43%

                *Return is from inception (4-11-91) to 12-31-91.


[GRAPHIC]      Year-to-date return as of June 30, 1999: -2.77%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Best and worst quarterly returns during this period


  Best: 3rd quarter 1991:             5.23%
  Worst: 3rd quarter 1994:            -3.01%


        Average annual total return as of December 31, 1998 The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Treasury Index and the Salomon Brothers Mortgage Index. The Lehman Intermediate Treasury Index is an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested. The Salomon Brothers Mortgage Index is an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.




                                                                           Since
                                                 1 year      5 years     inception
        Primary A Shares                       8.43%        5.71%       6.90%
        Lehman Intermediate Treasury Index     8.62%        6.45%       7.61%
        Salomon Brothers Mortgage Index        6.98%        7.23%       8.98%



[GRAPHIC]  What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.36%
                                                               ------
        Total annual Fund operating expenses                     0.86%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.76%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.85% for Primary A Shares until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire May 2000 and are not reflected in the 3, 5 and 10 year examples.

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




                        1 year     3 years     5 years     10 years
  Primary A Shares     $78        $264        $467        $1,052

About the Fixed Income Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser


             Boatmen's Capital Management, Inc. (Boatmen's) is this Fund's sub-adviser. Boatmen's Fixed Income Committee makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about Boatmen's on page 141.




[GRAPHIC]    Longer-term securities


             This Fund invests in securities with terms of more than five years. These securities offer the potential for higher income than securities with shorter terms, but they are also more sensitive to changes in interest rates.



[GRAPHIC]    Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


 Nations U.S. Government Bond Fund


[GRAPHIC]    Investment objective


        This Fund seeks total return and preservation of capital by investing in U.S. government securities and repurchase agreements collateralized by such securities.




[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 65% of its assets in U.S. government securities and repurchase agreements secured by these securities.



  The Fund may also invest in:

  o zero coupon bonds


  o corporate debt securities rated investment grade at the time of investment, or unrated if the portfolio management team believes they are of comparable quality to investment grade securities at the time of investment


  o foreign debt securities denominated in U.S. dollars.


  o dollar roll transactions

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.


 When selecting individual investments, the portfolio management team uses a disciplined, prudent approach, based on its analysis of economic trends. The team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o emphasizes securities with a longer duration when it believes that the economy is in a period of stable inflation


  o emphasizes securities with a shorter duration when it expects a period of rising inflation


  o uses a variety of other techniques to help manage risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]      Many things affect a Fund's performance, including market
               conditions, the composition of the Fund's holdings, and Fund expenses.


               Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]      Risks and other things to consider


     Nations U.S. Government Bond Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.

     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.


[GRAPHIC]      A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1994      1995      1996      1997      1998
3.70%*    20.75%    1.80%     8.43%     8.38%

                *Return is from inception (11-7-94) to 12-31-94.


[GRAPHIC]      Year-to-date return as of June 30, 1999: -3.17%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

        Best and worst quarterly returns during this period


  Best: 2nd quarter 1995:             7.36%
  Worst: 1st quarter 1996:            -2.80%

        Average annual total return as of December 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.




                                                         Since
                                           1 year      inception
        Primary A Shares                 8.38%        10.23%
        Lehman Government Bond Index     9.85%         9.69%



[GRAPHIC]     What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                     Primary A
       (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.39%
                                                               ------
        Total annual Fund operating expenses                     0.89%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.79%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


        Example
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $81        $274        $483        $1,087

About the Fixed Income Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser


             TradeStreet is this Fund's sub-adviser. TradeStreet's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]    You'll find more about TradeStreet on page 133.




[GRAPHIC]    High yield bonds

             Although this Fund invests primarily in investment grade securities, it can invest up to 35% of its assets in high yield bonds. High yield bonds offer the potential for higher income than other kinds of bonds with similar maturities, but they also have higher credit risk.

             The Fund tries to manage this risk by holding a large part of its assets in investment grade debt securities. This allows the Fund to maintain an average quality well within the investment grade category.

 Nations Diversified Income Fund


[GRAPHIC]    Investment objective

        This Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 65% of its assets in investment grade debt securities.

     The Fund may invest in:


     o corporate debt securities

     o U.S. government obligations

     o foreign debt securities denominated in U.S. dollars or foreign currencies

     o mortgage-related securities issued by governments and non-government issuers


 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "B" or better by Moody's or S&P. The portfolio management team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

     When selecting individual investments, the portfolio management team:

  o looks at a fixed income security's potential to generate both income and price appreciation


  o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers



 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.



[GRAPHIC]      Risks and other things to consider


     Nations Diversified Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

     o Derivatives risk - This Fund may invest in derivatives. There is a risk that these investments could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Prepayment and extension risk - The value of the Fund's mortgage- backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed securities that have lower yields.

[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]    A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1992      1993      1994      1995      1996      1997      1998
2.25%*    15.68%    -2.52%    20.91%    2.46%     8.59%     7.53%

               *Return is from inception (10-30-92) to 12-31-92.



[GRAPHIC]    Year-to-date return as of June 30, 1999: -2.06%


        Best and worst quarterly returns during this period




  Best: 2nd quarter 1995:             7.48%
  Worst: 1st quarter 1996:            -3.18%



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government/Corporate Bond Index, an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.




                                                                               Since
                                                     1 year      5 years     inception
        Primary A Shares                           7.53%        7.12%       8.65%
        Lehman Government/Corporate Bond Index     9.47%        7.30%       7.98%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.





[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.



[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.32%
                                                               ------
        Total annual Fund operating expenses                     0.82%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.72%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.72% for Primary A Shares until May 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.




        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire May 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $74        $252        $445        $1,004

About the Municipal Bond Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]      You'll find more about
               TradeStreet on page 133.



[GRAPHIC]      Lowest risk, lowest
               income potential

             This Fund has the lowest risk of the Nations Funds Municipal Bond Funds because it has a duration of less than three years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change less when interest rates change, but it could also earn less income than funds with longer durations.


 Nations Short-Term Municipal Income Fund


[GRAPHIC]    Investment objective

        This Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.


[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

  The Fund may invest up to 20% of its assets in:

  o short-term debt securities that are taxable, like commercial paper

  o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.


 When selecting individual investments, the portfolio management team looks at a security's potential to generate both income and price appreciation. The portfolio management team:


  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.




[GRAPHIC]    Risks and other things to consider


     Nations Short-Term Municipal Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.




[GRAPHIC]   A look at the Fund's performance


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

1993      1994      1995      1996      1997      1998
1.07%*    0.46%     8.26%     4.18%     4.73%     4.74%


                *Return is from inception (10-7-93) to 12-31-93.


[GRAPHIC]     Year-to-date return as of June 30, 1999: 1.24%

        Best and worst quarterly returns during this period




  Best: 1st quarter 1995:             2.90%
  Worst: 1st quarter 1994:            -0.91%



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.



                                   1 year      5 years     10 years
  Primary A Shares               4.74%        4.44%       4.45%
  Lehman 3-Year
  Municipal Bond Index           5.21%        4.90%       4.89%



[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                     Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.30%
        Other expenses                                           0.42%
                                                               ------
        Total annual Fund operating expenses                     0.72%
        Fee waivers and/or reimbursements                       (0.32)%
                                                               ------
        Total net expenses(2)                                    0.40%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $41        $198        $369        $864

About the Municipal Bond Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about

             TradeStreet on page 133.



[GRAPHIC]    Moderate risk, moderate
             income potential

             This Fund has relatively moderate risk compared with the other two Nations Funds Municipal Bond Funds because it has a duration of between three and six years. Duration is a measure used to estimate how much a Fund's share price will fluctuate in response to a change in interest rates.

             The Fund's value will tend to change more when interest rates change than the value of Nations Short-Term Municipal Income Fund, but it could also earn more income.

             Its value will change less when interest rates change than the value of Nations Municipal Income Fund, but it could also earn less income.


 Nations Intermediate Municipal Bond Fund

[GRAPHIC]    Investment objective

        This Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.


     The Fund may invest up to 20% of its assets in:
     o short-term debt securities that are taxable, like commercial paper

     o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.


 When selecting individual investments, the portfolio management team looks at a security's potential to generate both income and price appreciation. The portfolio management team:


  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team will invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers



 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund starting on
               page 129 and in the SAI.



[GRAPHIC]      Risks and other things to consider


     Nations Intermediate Municipal Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and other state and local taxes. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.


[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]


1993      1994      1995      1996      1997      1998
4.35%*    -4.54%    14.76%    4.04%     7.36%     5.45%

                *Return is from inception (7-30-93) to 12-31-93.




        Year-to-date return as of June 30, 1999: -0.96%

        Best and worst quarterly returns during this period




  Best: 1st quarter 1995:             6.00%
  Worst: 1st quarter 1994:            -4.02%



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Lehman 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.



                                                             Since
                                   1 year      5 years     inception
  Primary A Shares               5.45%        5.23%       5.64%
  Lehman 7-Year
  Municipal Bond Index           8.49%        6.45%       6.14%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.



[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.30%
                                                               ------
        Total annual Fund operating expenses                     0.70%
        Fee waivers and/or reimbursements                       (0.20)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares     $51        $204        $370        $852

About the Municipal Bond Funds
--------------------------------------------------------------------------------


[GRAPHIC]    About the sub-adviser

             TradeStreet is this Fund's sub-adviser. TradeStreet's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]    You'll find more about
             TradeStreet on page 133.


[GRAPHIC]    Highest risk, highest
             income potential

             This Fund has the relatively highest risk of the three Nations Funds Municipal Bond Funds because it has a duration of more than six years. Duration is a measure used to estimate how much a fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change more when interest rates change, but it could also earn more income than the two Funds with shorter durations.


Nations Municipal Income Fund

[GRAPHIC]    Investment objective

        This Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]    Principal investment strategies


        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.


        The Fund may invest up to 20% of its assets in:


        o short-term debt securities that are taxable, like commercial paper

        o debt securities issued by certain trusts, partnerships or other special purpose issuers, like industrial revenue bonds

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.


 When selecting individual investments, the portfolio management team looks at a security's potential to generate both income and price appreciation. The portfolio management team:


  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team will invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

    The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds


  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

[GRAPHIC]      You'll find more about
               other risks of investing in
               this Fund on starting
               page 129 and in the SAI.



[GRAPHIC]      Risks and other things to consider


     Nations Municipal Income Fund has the following risks:

     o Investment strategy risk - There is a risk that the value of the investments that the portfolio management team chooses will not rise as high as the team expects, or will fall.


     o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


     o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

     o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state and local taxes, and the federal alternative minimum tax. Any portion of a distribution that comes from income paid by other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings, and Fund expenses.


             Call us at 1.800.765.2668 or contact your investment professional for the Fund's current yield.



[GRAPHIC]    A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]


1991      1992      1993      1994      1995      1996      1997      1998
10.84%*   8.32%     13.51%    -7.44%    19.51%    4.71%     9.56%     6.00%


                *Return is from inception (2-1-91) to 12-31-91.


[GRAPHIC]    Year-to-date return as of June 30, 1999: -1.43%

        Best and worst quarterly returns during this period



  Best: 1st quarter 1995:             8.01%
  Worst: 1st quarter 1994:            -6.61%



        Average annual total return as of December 31, 1998
        The table shows the Fund's average annual total return for each period, compared with the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.



                                                   Since
                         1 year      5 years     inception
  Primary A Shares     6.00%        6.11%       7.96%
  Lehman Muncipal
  Bond Index           6.48%        6.22%       7.92%

[GRAPHIC]    There are two kinds of fees -- sales charges you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.



[GRAPHIC]    This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


[GRAPHIC]    What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                                      Primary A
       (Fees paid directly from your investment)              Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.32%
                                                               ------
        Total annual Fund operating expenses                     0.82%
        Fee waivers and/or reimbursements                       (0.22)%
                                                               ------
        Total net expenses(2)                                    0.60%
                                                               ======



        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements included in above expire July 31, 2000 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                        1 year     3 years     5 years     10 years
  Primary A Shares     $61        $240        $433        $993

[GRAPHIC]     Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:


     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.


     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.


     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short- term trading. The annual portfolio turnover rate for Nations Strategic Equity Fund and the Managed Index Funds is expected to be no more than 25%. You'll find the portfolio turnover rate for each Fund in Financial highlights.


     o Preparing for the year 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.


       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255


[GRAPHIC]    How the Funds are managed

 Investment adviser

 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Equity, Balanced and Fixed Income Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pay BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until May 2000 or July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after these dates.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets


                                                  Maximum     Actual fee
                                                  advisory     paid last
                                                    fee1      fiscal year
  Nations Capital Income Fund                    0.65%       0.45%
  Nations Value Fund                             0.65%       0.75%
  Nations Equity Income Fund                     0.65%       0.64%
  Nations Blue Chip Fund(2)                      0.65%       0.50%
  Nations Marsico Growth & Income Fund(2)        0.75%       0.85%
  Nations Strategic Equity Fund                  0.65%       0.75%
  Nations Capital Growth Fund                    0.65%       0.75%
  Nations Disciplined Equity Fund                0.65%       0.75%
  Nations Marsico Focused Equities Fund(2)       0.75%       0.85%
  Nations Emerging Growth Fund                   0.65%       0.75%
  Nations Small Company Growth Fund              0.90%       0.73%
  Nations International Value Fund               0.90%       0.91%
  Nations International Equity Fund(2)           0.80%       0.90%
  Nations International Growth Fund              0.80%       0.81%
  Nations Emerging Markets Fund                  1.00%       0.90%
  Nations Equity Index Fund                      0.40%       0.14%
  Nations Managed Index Fund                     0.40%       0.27%
  Nations Managed SmallCap Index Fund            0.40%       0.18%
  Nations Managed Value Index Fund               0.40%       0.00%
  Nations Managed SmallCap Value Index Fund      0.40%       0.00%
  Nations Balanced Assets Fund                   0.65%       0.75%
  Nations Asset Allocation Fund                  0.65%       0.40%
  Nations Short-Term Income Fund                 0.30%       0.30%
  Nations Short-Intermediate Government Fund     0.30%       0.40%
  Nations Intermediate Bond Fund(2)              0.40%       0.21%
  Nations Strategic Fixed Income Fund            0.40%       0.50%
  Nations Government Securities Fund             0.50%       0.50%
  Nations U.S. Government Bond Fund              0.50%       0.32%
  Nations Diversified Income Fund                0.50%       0.50%
  Nations Short-Term Municipal Income Fund       0.30%       0.12%
  Nations Intermediate Municipal Bond Fund       0.40%       0.34%
  Nations Municipal Income Fund                  0.50%       0.42%



 (1)These fees are the current contract levels, which in most cases have been reduced from the contract levels that were in effect during the last fiscal year.

 (2)These funds don't have their own investment adviser because they invest in the Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations International Equity Master Portfolio, and the Nations Intermediate Bond Master Portfolio, respectively. BAAI is the investment adviser to these Master Portfolios.

[GRAPHIC]    TradeStreet Investment
             Associates, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255


 Investment sub-advisers
 Nations Funds and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.




 TradeStreet Investment Associates, Inc.

 TradeStreet is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $90 billion, TradeStreet has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds family. TradeStreet takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 TradeStreet is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal TradeStreet asset management team is responsible for making the day-to-day investment decisions for each Fund.



Fund                                           TradeStreet Team
  Nations Capital Income Fund                  Value Management Team
  Nations Value Fund                           Value Management Team
  Nations Equity Income Fund                   Structured Products Management Team
  Nations Capital Growth Fund                  Core Growth Management Team
  Nations Disciplined Equity Fund              Structured Products Management Team
  Nations Emerging Growth Fund                 Strategic Growth Management Team
  Nations Small Company Growth Fund            Strategic Growth Management Team
  Nations Equity Index Fund                    Structured Products Management Team
  Nations Managed Index Fund                   Structured Products Management Team
  Nations Managed SmallCap Index Fund          Structured Products Management Team
  Nations Managed Value Index Fund             Structured Products Management Team
  Nations Managed SmallCap Value Index Fund    Structured Products Management Team
  Nations Balanced Assets Fund                 Value Management Team
  Nations Asset Allocation Fund                Value Management Team for the equity
                                               portion of the Fund
                                               Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Short-Term Income Fund               Fixed Income Management Team
  Nations Short-Intermediate Government Fund   Fixed Income Management Team
  Nations Intermediate Bond Fund(1)            Fixed Income Management Team
  Nations Strategic Fixed Income Fund          Fixed Income Management Team
  Nations Government Securities Fund           Fixed Income Management Team
  Nations Diversified Income Fund              Fixed Income Management Team
  Nations Short-Term Municipal Income Fund     Municipal Fixed Income Management Team
  Nations Intermediate Municipal Bond Fund     Municipal Fixed Income Management Team
  Nations Municipal Income Fund                Municipal Fixed Income Management Team



  (1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. TradeStreet is the investment sub-adviser to the Master Portfolio.

[GRAPHIC]    Marsico Capital
             Management, LLC


             1200 17th Street
             Suite 1300
             Denver, Colorado 80202


 Marsico Capital Management, LLC

 Marsico Capital is a full service investment advisory firm founded by Thomas
 F. Marsico in September 1997. It is a registered investment adviser, specializing in large capitalization stocks, and currently has $6.5 billion in assets under management.

 Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America Corporation, indirectly owns 50% of the equity of Marsico Capital.



 Marsico Capital is the investment sub-adviser to:


  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico Growth & Income Master Portfolio


 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for these Master Portfolios. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 Performance of other equity funds managed by Thomas Marsico

 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar equity funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.




  Average annual total returns as of August 7, 1997



                                                    Janus Twenty
                                                      Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20


 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that Fund, which had approximately $1.7 billion in net assets on August 11, 1997.

[GRAPHIC]    Bank of America
             Investment Management

             100 North Broadway
             St. Louis, Missouri 63102




[GRAPHIC]    Chicago Equity Partners
             Corporation

             231 South LaSalle
             Chicago, Illinois 60697


 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.




  Average annual total returns as of August 7, 1997


                                                         Janus
                                                       Growth and
                                                    Income Fund (%)     S&P 500 (%)
  one year                                         47.77               46.41
  three years                                      31.13               30.63
  five years                                       21.16               20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19               18.59


 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 Bank of America Investment Management
 BAIM, a division of Bank of America, is the investment sub-adviser to Nations Strategic Equity Fund.


 The Fund is managed by Michael E. Kenneally, president and chief investment officer of BAIM since 1997. He has managed the Fund since its inception on October 2, 1998. Before joining BAIM, Mr. Kenneally was managing director at Boatmen's Trust Company, in charge of fundamental and quantitative research, small-capitalization, passive and international equity investment. He holds a bachelor's degree in economics and an MBA in finance from the University of Missouri.



 Chicago Equity Partners Corporation

 Chicago Equity is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio, and is one of two sub-advisers to Nations Asset Allocation Fund.



 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]    Brandes Investment
             Partners, L.P.

             12750 High Bluff Drive
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 37 investment professionals who manage more than $20 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.



 Brandes is the investment sub-adviser to Nations International Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.



 Performance of other international equity funds and accounts managed by Brandes Nations International Value Fund has been in operation since December 27,
 1995. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over a longer period in the past.

 The Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Fund.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 1998. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.


     Average annual total returns as of December 31, 1998



                                    Brandes        MSCI EAFE
                                 Composite (%)     Index (%)
  one year                      15.03%            20.33%
  three years                   17.12%             9.00%
  five years                    12.13%             9.19%
  since inception (6/30/90)     18.10%             6.97%


     Average annual total returns as of December 31, 1998



               Brandes         MSCI EAFE
            Composite (%)      Index (%)
  1998      15.03%             20.33%
  1997      20.00%              1.78%
  1996      16.34%              6.05%
  1995      13.75%             11.21%
  1994      (2.98)%             7.78%
  1993      40.86%             32.56%
  1992       6.28%            (12.17)%
  1991      40.17%             12.13%

[GRAPHIC]    Gartmore Global Partners


             One Bank of America Plaza
             Charlotte, North Carolina 28255

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.


 Gartmore Global Partners

 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly-owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.


 Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.


  Gartmore is one of three investment sub-advisers to:


  o Nations International Equity Master Portfolio


  Gartmore is the investment sub-adviser to:

  o Nations International Growth Fund

  o Nations Emerging Markets Fund


 Nations International Equity Master Portfolio is co-managed by six portfolio managers:

 Christopher Palmer has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

 SEOK TEOH has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

 JOHN STEWART has shared responsibility with Nick Reid for investments in Japan since August 1999. He is also senior investment manager for the Gartmore Japanese Equities Team and is responsible for managing specialist institutional portfolios and providing input to the global asset allocation team in London. Mr. Stewart joined Gartmore in 1992, after starting his career at the London office of Prudential Portfolio Managers. He graduated from Loughborough University in 1991 with a BS Honors degree in Banking and Finance. Mr. Stewart is also a member of the Institute of Investment Management and Research, and the Chartered Institute of Bankers.


 NICK REID has shared responsibility with John Stewart for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was an United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.


 STEPHEN JONES has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.


 STEPHEN WATSON has been responsible since June 1998 for allocating assets among the various regions, and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was a director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

 Nations International Growth Fund is managed by Brian O'Neill, the principal senior investment manager of the Gartmore Global Portfolio Team at Gartmore Global Partners. He has managed the Fund since 1997. Before joining Gartmore in 1981, Mr. O'Neill was a fund manager in global equities at Antony Gibbs & Sons and an investment analyst at Royal Insurance. He graduated from Glasgow University in 1969 with a MA Honors degree in Political Economy.

 Nations Emerging Markets Fund is managed by Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team. He has managed the Fund since August 1999. He also co-manages Nations International Equity Master Portfolio.

[GRAPHIC]    INVESCO Global Asset
             Management (N.A), Inc.

             1315 Peachtree Street, N.E.
             Atlanta, Georgia 30309



[GRAPHIC]    Putnam Investment
             Management, Inc.


             One Post Office Square
             Boston, Massachusetts 02109

[GRAPHIC]    Boatmen's Capital
             Management, Inc.

             100 North Broadway
             St. Louis, Missouri 63102

[GRAPHIC]    Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201


[GRAPHIC]    First Data Investor
             Services Group, Inc.


             101 Federal Street
             Boston, Massachusetts 02110


 INVESCO Global Asset Management (N.A), Inc.

 INVESCO is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.

 INVESCO is one of three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Fund.


 Putnam Investment Management, Inc.

 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Fund.


 Boatmen's Capital Management, Inc.
 Boatmen's is a wholly-owned subsidiary of Bank of America. Boatmen's is the investment sub-adviser to Nations U.S. Government Bond Fund. Boatmen's Fixed Income Committee is responsible for making the day-to-day investment decisions for the Fund.

 Other service providers

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:



  Domestic Equity Funds     0.23%
  International Funds       0.22%
  Fixed Income Funds        0.22%



 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]   When you sell shares of a mutual fund, the fund is effectively
            "buying" them back from you. This is called a redemption.



[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



[GRAPHIC]    Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:


  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:


    o Bank of America and certain of its affiliates

    o certain other financial institutions and intermediaries, including financial planners and investment advisers

    o institutional investors

    o charitable foundations

    o endowments


    o other Funds in Nations Funds Family


  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount.

  o There is no minimum amount for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.765.2668 if you have any questions or you need help placing an order.



 How shares are priced

 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund

 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.


 How orders are processed

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.


[GRAPHIC]     Buying shares


          Here are some general rules for buying shares:

          o Investors buy Primary A Shares at net asset value per share.


          o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.


          o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]     Selling shares


        Here are some general rules for selling shares:


          o We normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive the order.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared.


          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

[GRAPHIC]    You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.


          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay investors in securities or other property when they sell shares, or delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.


        We may sell shares:


          o if the value of an investor's account falls below $500. We'll provide 60 days notice in writing if we're going to do this


          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients


          o under certain other circumstances allowed under the 1940 Act



[GRAPHIC]     Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


        Here's how exchanges work:

          o Investors can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.


          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]    The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.


[GRAPHIC]    Distributions and taxes

     About distributions
     A mutual fund can make money two ways:

          o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.


          o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:


                                                     Frequency of
 Fund                                             income distributions
 Nations Capital Income Fund                          quarterly
 Nations Value Fund                                    monthly
 Nations Equity Income Fund                            monthly
 Nations Blue Chip Fund                               quarterly
 Nations Marsico Growth & Income Fund                 quarterly
 Nations Strategic Equity Fund                         monthly
 Nations Capital Growth Fund                           monthly
 Nations Disciplined Equity Fund                       monthly
 Nations Marsico Focused Equities Fund                quarterly

 Nations Emerging Growth Fund                         quarterly
 Nations Small Company Growth Fund                     monthly
 Nations International Value Fund                      annually
 Nations International Equity Fund                    quarterly
 Nations International Growth Fund                     annually
 Nations Emerging Markets Fund                        quarterly
 Nations Equity Index Fund                            quarterly
 Nations Managed Index Fund                            monthly
 Nations Managed SmallCap Index Fund                  quarterly
 Nations Managed Value Index Fund                     quarterly
 Nations Managed SmallCap Value Index Fund            quarterly
 Nations Balanced Assets Fund                         quarterly
 Nations Asset Allocation Fund                        quarterly
 Nations Short-Term Income Fund                        monthly
 Nations Short-Intermediate Government Fund            monthly
 Nations Intermediate Bond Fund                        monthly
 Nations Strategic Fixed Income Fund                   monthly
 Nations Government Securities Fund                    monthly
 Nations U.S. Government Bond Fund                     monthly
 Nations Diversified Income Fund                       monthly
 Nations Short-Term Municipal Income Fund              monthly
 Nations Intermediate Municipal Bond Fund              monthly
 Nations Municipal Income Fund                         monthly

 A distribution is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares of the Equity, International, Index and Balanced Funds are eligible to receive distributions from the trade date of the purchase, as long as it's at least one day before a distribution is declared, up to the day before the shares are sold. Shares of the Fixed Income and Municipal Bond Funds are eligible to receive distributions from the trade date of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.765.2668.

 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]    This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax advisor about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]    For more information about
             taxes, please see the SAI.

 How taxes affect your investment

 Distributions that come from net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income.

 Distributions that come from net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Municipal Bond Funds

 Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.

 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain (generally the excess of net short-term capital gain over net long-term capital loss) generally are taxable to you as ordinary income. Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.



 Withholding tax

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.



 Foreign taxes

 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Funds -- have special tax considerations. You'll generally be required to:


  o include in your gross income your proportional amount of foreign taxes paid by the fund

  o treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability


 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.



 Taxation of redemptions and exchanges
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.



[GRAPHIC]     Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. Financial highlights for Primary A Shares of Capital Income Fund, Blue Chip Fund, Asset Allocation Fund and Intermediate Bond Fund are not provided because this class of shares had not yet commenced operations during the periods indicated. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

 The financial highlights of Nations International Value Fund, formerly Emerald International Equity Fund, for the period ended May 15, 1998 and the year ended November 30, 1997 have been audited by KPMG Peat Marwick LLP.

 The financial highlights of Nations Small Company Growth Fund, Nations U.S. Government Bond Fund and Nations International Growth Fund for the periods ended May 16, 1997 were audited by other independent accountants.


Nations Value Fund                                For a Share outstanding throughout each period

                                                           Year ended           Year ended
Primary A Shares                                            3/31/99#            03/31/98#
Operating performance:
Net asset value, beginning of period                  $ 19.92                  $  17.87
Net investment income                                   0.13                      0.20
 Net realized and unrealized gain/(loss) on
 investments                                            0.64                      5.98
Net increase/(decrease) in net asset value from
 operations                                             0.77                      6.18
 Distributions:
Dividends from net investment income                  ( 0.14)                   ( 0.19)
Distributions from net realized capital gains         ( 2.39)                   ( 3.94)
 Total dividends and distributions                    ( 2.53)                   ( 4.13)
Net asset value, end of period                        $ 18.16                  $  19.92
 Total return++                                         4.15%                    38.53%
====================================================  =========                ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,939,704               $2,248,460
 Ratio of operating expenses to average net assets      0.94%(b)(c)               0.95%(b)
Ratio of net investment income to average net
 assets                                                 0.76%                     1.04%
 Portfolio turnover rate                                 38%                        79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.94%(b)                  0.95%(b)



Primary A Shares                                         Year ended     Period ended  Year ended    Year ended
                                                          03/31/97      03/31/96(a)    11/30/95      11/30/94
 Operating performance:
Net asset value, beginning of period                    $  16.60         $  16.21     $ 12.98       $  13.74
Net investment income                                      0.26             0.07         0.27          0.24
 Net realized and unrealized gain/(loss) on
 investments                                               2.69             1.06         3.91        ( 0.23)
Net increase/(decrease) in net asset value from
 operations                                                2.95             1.13         4.18          0.01
 Distributions:
Dividends from net investment income                     ( 0.26)          ( 0.12)       ( 0.28)      ( 0.23)
Distributions from net realized capital gains            ( 1.42)          ( 0.62)       ( 0.67)      ( 0.54)
 Total dividends and distributions                       ( 1.68)          ( 0.74)       ( 0.95)      ( 0.77)
Net asset value, end of period                          $  17.87         $  16.60     $ 16.21       $  12.98
 Total return++                                           18.07%            7.20%        34.53%      ( 0.08)%
====================================================    ========         ========     ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $1,200,853       $998,957     $956,669      $799,743
 Ratio of operating expenses to average net assets         0.97%(b)         0.96%+        0.94%        0.93%
Ratio of net investment income to average net
 assets                                                    1.51%            1.30%+        1.90%        1.85%
 Portfolio turnover rate                                     47%              12%           63%          75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.97%(b)         0.96%+        0.94%        0.93%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Equity Income Fund                             For a Share outstanding throughout each period


                                                                Year ended          Year ended
Primary A Shares                                                 3/31/99#            03/31/98#
 Operating performance:
Net asset value, beginning of period                       $ 13.94               $ 12.30
Net investment income                                        0.23                  0.29
 Net realized and unrealized gain/(loss) on investments    ( 1.45)                 3.79
Net increase/(decrease) in net asset value from
 operations                                                ( 1.22)                 4.08
 Distributions:
Dividends from net investment income                       ( 0.23)               ( 0.28)
Distributions from net realized capital gains              ( 1.13)               ( 2.16)
 Total dividends and distributions                         ( 1.36)               ( 2.44)
Net asset value, end of period                             $ 11.36               $ 13.94
 Total return++                                            ( 9.40)%               37.21%
=========================================================  =======               ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $575,076              $915,630
 Ratio of operating expenses to average net assets           0.80%(b)(c)           0.86%(b)
Ratio of net investment income to average net assets         1.92%                 2.22%
 Portfolio turnover rate                                      69%                   74%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.80%(b)              0.86%(b)



Primary A Shares                                             Year ended     Period ended  Year ended   Year ended
                                                              03/31/97      03/31/96(a)    05/31/95     5/31/94
 Operating performance:
Net asset value, beginning of period                      $ 13.14            $  11.81     $ 11.43      $ 12.06
Net investment income                                       0.43                0.30         0.42         0.38
 Net realized and unrealized gain/(loss) on investments     1.55                1.77         1.11         0.22
Net increase/(decrease) in net asset value from
 operations                                                 1.98                2.07         1.53         0.60
 Distributions:
Dividends from net investment income                      ( 0.41)             ( 0.37)       ( 0.42)      ( 0.42)
Distributions from net realized capital gains             ( 2.41)             ( 0.37)       ( 0.73)      ( 0.81)
 Total dividends and distributions                        ( 2.82)             ( 0.74)       ( 1.15)      ( 1.23)
Net asset value, end of period                            $ 12.30            $  13.14     $ 11.81      $ 11.43
 Total return++                                            15.62%              17.98%        14.79%        5.00%
========================================================= ========           ========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $200,772           $283,142     $283,082     $225,740
 Ratio of operating expenses to average net assets          0.91%(b)            0.90%+        0.92%        0.94%
Ratio of net investment income to average net assets        3.09%               2.84%+        3.75%        3.41%
 Portfolio turnover rate                                    102%                  59%          158%         116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.91%(b)            0.90%+        0.93%        0.95%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico Growth & Income
Fund                                                  For a Share outstanding throughout the period

                                                          Year ended         Period ended
Primary A Shares                                           3/31/99#           03/31/98*#
 Operating performance:
Net asset value, beginning of period                    $ 12.03            $ 10.00
Income from investment operations:
Net investment income                                     0.00               0.01
 Net realized and unrealized gain on investments          2.89               2.02
Net increase in net asset value from operations           2.89               2.03
 Distributions:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of period                          $ 14.91            $ 12.03
 Total return++                                          24.05%             20.30%
====================================================    =======            =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $52,229            $2,517
 Ratio of operating expenses to average net assets        1.25%(a)           1.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                               0.05%              0.38%+
 Portfolio turnover rate                                  150%                22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.25%(a)           1.97%+(a)




                           * Nations Marsico Growth & Income Fund Primary A Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Strategic Equity Fund                     For a Share outstanding throughout the period


                                                          Period ended
Primary A Shares                                           03/31/99*#
 Operating performance:
Net asset value, beginning of period                     $ 10.00
Net investment income                                      0.00
 Net realized and unrealized gain on investments           3.87
Net increase in net asset value from operations            3.87
 Distributions:
Dividends from net investment income                     ( 0.00)(b)
Distributions from net realized capital gains            ( 0.01)
 Total dividends and distributions                       ( 0.01)
Net asset value, end of period                           $ 13.86
 Total return++                                           38.65%
====================================================     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $266,823
 Ratio of operating expenses to average net assets         1.07%+(a)
Ratio of net investment loss to average net assets       ( 0.03)%+
 Portfolio turnover rate                                     34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.07%+(a)



                           * Strategic Equity Primary A Shares commenced operations on October 2, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.



Nations Capital Growth Fund                       For a Share outstanding throughout each period

                                                         Year                Year
                                                         ended               ended
Primary A Shares                                       3/31/99#            03/31/98#
 Operating performance:
Net asset value, beginning of period               $ 13.30           $ 11.70
Net investment income/(loss)                       ( 0.00)             0.02
 Net realized and unrealized gain on investments     1.59              5.27
Net increase in net asset value from operations      1.59              5.29
 Distributions:
Dividends from net investment income                  --             ( 0.01)
Distributions from net realized capital gains      ( 2.84)           ( 3.68)
 Total dividends and distributions                 ( 2.84)           ( 3.69)
Net asset value, end of period                     $ 12.05           $ 13.30
 Total return++                                     14.99%            53.89%
================================================== ========          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $737,620          $872,150
 Ratio of operating expenses to average net
 assets                                              0.96%(c)          0.95%(c)(d)
Ratio of net investment income/(loss) to average
 net assets                                        ( 0.04)%            0.13%
 Portfolio turnover rate                              39%              113%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.96%(c)          0.95%(c)



                                                         Year           Period        Year           Year
Primary A Shares                                         ended          ended         ended          ended
                                                       03/31/97#     03/31/96(a)    11/30/95       11/30/94
 Operating performance:
Net asset value, beginning of period               $ 13.43            $  14.24     $ 11.23       $  11.08
Net investment income/(loss)                         0.05                0.02         0.09          0.09
 Net realized and unrealized gain on investments     1.66                0.38         3.28          0.14
Net increase in net asset value from operations      1.71                0.40         3.37          0.23
 Distributions:
Dividends from net investment income               ( 0.05)             ( 0.02)       ( 0.10)      ( 0.08)
Distributions from net realized capital gains      ( 3.39)             ( 1.19)       ( 0.26)      ( 0.00)(b)
 Total dividends and distributions                 ( 3.44)             ( 1.21)       ( 0.36)      ( 0.08)
Net asset value, end of period                     $ 11.70            $  13.43     $ 14.24       $  11.23
 Total return++                                     11.88%               3.14%        30.96%        2.14%
================================================== ========           ========     ========      =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $533,168           $839,300     $867,361      $717,914
 Ratio of operating expenses to average net
 assets                                              0.96%(d)            0.96%+        0.98%        0.90%
Ratio of net investment income/(loss) to average
 net assets                                          0.39%               0.38%+        0.71%        0.85%
 Portfolio turnover rate                              75%                  25%           80%          56%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.96%               0.96%+        0.98%        0.91%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Disciplined Equity Fund                   For a Share outstanding throughout each period


                                                            Year                   Year
                                                            ended                  ended
Primary A Shares                                           3/31/99              03/31/98##
 Operating performance:
Net asset value, beginning of period                $ 22.17                $ 18.47
Net investment income/(loss)                          0.02                   0.08
 Net realized and unrealized gain/(loss) on
 investments                                          3.22                   7.88
Net increase/(decrease) in net asset value from
 operations                                           3.24                   7.96
 Distributions:
Dividends from net investment income                ( 0.01)+++             ( 0.03)
Distributions from net realized capital gains       ( 2.04)                ( 4.23)
 Return of capital                                     --                     --
Total dividends and distributions                   ( 2.05)                ( 4.26)
 Net asset value, end of period                     $ 23.36                $ 22.17
Total return++                                       15.74%                 48.65%
==================================================  =========              =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $412,176               $132,504
Ratio of operating expenses to average net
 assets                                               0.97%(c)(d)            0.98%(c)(d)
 Ratio of net investment income/(loss) to average
 net assets                                           0.12%                  0.37%
Portfolio turnover rate                                72%                    79%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                       0.97%(d)               0.98%(d)




                                                         Year           Period        Year          Period          Period
Primary A Shares                                         ended          ended         ended          ended           ended
                                                       03/31/97      03/31/96(a)    11/30/95       11/30/94*       04/29/94*
 Operating performance:
Net asset value, beginning of period               $ 17.19            $  17.06     $ 13.08     $ 13.31          $ 13.65
Net investment income/(loss)                         0.14                0.05         0.10       0.01           ( 0.05)
 Net realized and unrealized gain/(loss) on
 investments                                         2.79                0.35         3.96     ( 0.23)#           2.66
Net increase/(decrease) in net asset value from
 operations                                          2.93                0.40         4.06     ( 0.22)            2.61
 Distributions:
Dividends from net investment income               ( 0.14)             ( 0.04)       ( 0.08)   ( 0.01)             --
Distributions from net realized capital gains      ( 1.51)             ( 0.23)           --       --            ( 2.95)
 Return of capital                                    --                   --            --    ( 0.00)(b)          --
Total dividends and distributions                  ( 1.65)             ( 0.27)       ( 0.08)   ( 0.01)          ( 2.95)
 Net asset value, end of period                    $ 18.47            $  17.19     $ 17.06     $ 13.08          $ 13.31
Total return++                                      17.00%               2.44%        31.13%   ( 1.62)%          18.79%
================================================== ========           ========     ========    ========         =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $100,260           $116,469     $109,939    $9,947           $8,079
Ratio of operating expenses to average net
 assets                                              1.04%(c)            1.02%+        1.30%     1.13%+           1.20%+
 Ratio of net investment income/(loss) to average
 net assets                                          0.70%               0.82%+        0.85%     0.12%+         ( 0.60)%+
Portfolio turnover rate                              120%                  47%          124%     177%             475%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      1.04%               1.02%+        1.30%     1.56%+           1.53%+




                           * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           +++ Amount includes distributions in excess of net investment income of less than $0.01 per share.
                           # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
                           ## Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Marsico Focused Equities
Fund                                              For a Share outstanding throughout the period

                                                          Year ended         Period ended
Primary A Shares                                           3/31/99#           03/31/98*#
 Operating performance:
Net asset value, beginning of period                    $ 12.13            $ 10.00
Net investment income/(loss)                            ( 0.01)            ( 0.01)
 Net realized and unrealized gains on investments         4.58               2.14
Net increase in net asset value from operations           4.57               2.13
 Distributions:
Dividends from net investment income                      0.00               0.00
Distributions from net realized capital gains           ( 0.01)              0.00
 Total dividends and distributions                      ( 0.01)              0.00
Net asset value, end of period                          $ 16.69            $ 12.13
 Total return++                                          37.73%             21.30%
====================================================    =======            =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $105,458           $8,808
 Ratio of operating expenses to average net assets        1.06%(a)           1.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                               0.05%            ( 0.30)%+
 Portfolio turnover rate                                  177%                25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.06%(a)           1.52%+(a)


                           * Nations Marsico Focused Equities Fund Primary A Shares commenced operations on December 31, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.


Nations Emerging Growth Fund                      For a Share outstanding throughout each period

                                                          Year ended          Year ended
Primary A Shares                                           3/31/99#            03/31/98#
 Operating performance:
Net asset value, beginning of period                 $ 16.56               $ 12.86
Net investment income/(loss)                         ( 0.04)               ( 0.06)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.94)                 5.55
Net increase/(decrease) in net asset value from
 operations                                          ( 0.98)                 5.49
 Distributions:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)
Total dividends and distributions                    ( 2.27)               ( 1.79)
 Net asset value, end of period                      $ 13.31               $ 16.56
Total return++                                       ( 7.21)%               45.09%
===================================================  =======               ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $177,861              $318,584
Ratio of operating expenses to average net assets      0.98%(c)(d)           0.98%(c)
 Ratio of operating expenses to average net assets
 including interest expense                         N/A                      0.99%
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.29)%              ( 0.42)%
 Portfolio turnover rate                                43%                   76%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.98%(c)              0.98%(c)



Primary A Shares                                       Year ended      Period ended    Year ended    Year ended
                                                        03/31/97#      03/31/96#(a)     11/30/95     11/30/94#
 Operating performance:
Net asset value, beginning of period                $ 14.04            $  14.28        $ 11.41       $  10.87
Net investment income/(loss)                        ( 0.04)               0.00 (b)        0.01        ( 0.03)
 Net realized and unrealized gain/(loss) on
 investments                                          0.20                1.26            3.26          0.71
Net increase/(decrease) in net asset value from
 operations                                           0.16                1.26            3.27          0.68
 Distributions:
Distributions from net realized capital gains       ( 1.34)             ( 1.50)          ( 0.40)      ( 0.14)
Total dividends and distributions                   ( 1.34)             ( 1.50)          ( 0.40)      ( 0.14)
 Net asset value, end of period                     $ 12.86            $  14.04        $ 14.28       $  11.41
Total return++                                        0.48%               9.87%           29.95%        6.26%
=================================================== ========           =========       ========      ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $267,319           $295,764        $269,484      $182,459
Ratio of operating expenses to average net assets     0.98%(c)            0.99%+           0.98%        1.01%
 Ratio of operating expenses to average net assets
 including interest expense                         N/A              N/A                  N/A      N/A
Ratio of net investment income/(loss) to average
 net assets                                         ( 0.26)%            ( 0.06)%+          0.08%      ( 0.29)%
 Portfolio turnover rate                               93%                  39%             139%         129%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.98%(c)            0.99%+           0.98%        1.01%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) Amount represents less than $0.01 per share.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Small Company Growth
Fund                                              For a Share outstanding throughout each period



Primary A Shares                                           Year ended         Period ended       Period ended    Period ended
                                                            3/31/99#            03/31/98*          5/16/97*      08/31/96*(a)
Operating performance:
Net asset value at the beginning of the period          $ 15.79             $ 12.07               $  10.65       $ 10.00
Net investment income/(loss)                            ( 0.05)               0.01                   0.04          0.09
 Net realized and unrealized gain on investments        ( 3.11)               4.43                   1.47          0.64
Net increase in net asset value from operations         ( 3.16)               4.44                   1.51          0.73
 Distributions:
Dividends from net investment income                        --              ( 0.01)                ( 0.04)       ( 0.08)
Distributions from net realized capital gains           ( 1.13)             ( 0.71)                ( 0.05)           --
 Total dividends and distributions                      ( 1.13)             ( 0.72)                ( 0.09)       ( 0.08)
Net asset value at the end of the period                $ 11.50             $ 15.79               $  12.07       $ 10.65
 Total return ++                                        (21.05)%             37.27%                 14.21%         7.37%
====================================================    ========            =======               ========       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $327,981            $235,427              $109,450       $70,483
 Ratio of operating expenses to average net assets        0.95%(b)            0.95%+(b)              0.98%+        1.00%+
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.42)%              0.05%+                 0.54%+        1.06%+
 Portfolio turnover rate                                    87%                59%                     48%           31%
Ratio of operating expenses to average net assets
 (without waivers and/or expense
 reimbursements)                                          1.22%(b)            1.26%+(b)              1.41%+        1.54%+



                           * The financial information for the fiscal periods prior to May 23, 1997 reflect the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, which were reorganized into the Primary A Shares of Nations Small Company Growth Fund as of May 23, 1997. Prior to May 23, 1997, the investment adviser to Nations Small Company Growth Fund was Boatman's Trust Company. Effective May 23, 1997, the investment adviser to Nations Small Company Growth Fund was TradeStreet Investment Associates, Inc.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations International Value Fund                  For a Share outstanding throughout each period


                                                          Period ended    Period ended    Year ended    Period ended
Primary A Shares*                                           3/31/99#        05/15/98       11/30/97      11/30/96**
 Net asset value, beginning of period                      $  15.53        $  13.17       $ 11.29       $ 10.00
Income from investment operations:
Net investment income                                         0.16            0.09          0.09          0.06
 Net realized and unrealized gains on securities              0.28            2.56          1.91          1.29
Total income from investment operations                       0.44            2.65          2.00          1.35
 Less dividends and distributions:
Dividends from net investment income                        ( 0.18)             --         ( 0.09)      ( 0.06)
Distributions in excess of net investment income                --              --         ( 0.01)          --
 Distributions from net realized gains on securities        ( 1.34)         ( 0.29)        ( 0.02)          --
Total dividends and distributions                           ( 1.52)         ( 0.29)        ( 0.12)      ( 0.06)
 Net asset value, end of period                            $  14.45        $  15.53       $ 13.17       $ 11.29
Total return++                                                1.48%          20.54%         17.75%       13.47%
======================================================     ========        ========       =======       =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $142,546        $119,412       $54,277       $17,528
Ratio of operating expenses to average net assets             1.30%+          1.25%+         1.21%        0.00%+
 Ratio of net investment income to average net
 assets                                                       1.36%+          2.06%+         0.89%        0.00%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                1.39%+          1.26%+         1.21%        3.46%+
 Portfolio turnover rate                                        44%             88%            29%          50%


                           * Primary A Shares of Nations International Value Fund were formerly Institutional Shares of the Emerald International Equity Fund prior to May 22, 1998.
                           ** For the period December 27, 1995 (commencement of operations) through November 30, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

Nations International Equity Fund                 For a Share outstanding throughout each period




                                                    Year ended   Year ended
Primary A Shares                                     3/31/99#     03/31/98#
 Operating performance:
Net asset value, beginning of period                $ 14.81      $ 13.13
Net investment income/(loss)                           0.11         0.11
 Net realized and unrealized gain/(loss) on
 investments                                           0.39         1.95
Net increase/(decrease) in net asset value from
 operations                                            0.50         2.06
 Distributions:
Dividends from net investment income                  ( 0.12)      ( 0.17)
Distributions in excess of net investment income          --       ( 0.05)
 Distributions from net realized capital gains        ( 1.07)      ( 0.16)
Distributions in excess of net realized capital
 gains                                                    --           --
 Total dividends and distributions                    ( 1.19)      ( 0.38)
Net asset value, end of period                      $ 14.12      $ 14.81
 Total return++                                         3.68%       16.06%
==================================================  ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $743,861     $885,329
 Ratio of operating expenses to average net
 assets                                                 1.13%        1.14%
Ratio of net investment income/(loss) to average
 net assets                                             0.79%        0.76%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.13%        1.14%
Portfolio turnover rate                                  146%          64%



Primary A Shares                                     Year ended    Period ended    Year ended   Year ended
                                                      03/31/97#    03/31/96(a)#    05/31/95#    05/31/94#
 Operating performance:
Net asset value, beginning of period                 $  13.50       $  11.75       $  12.06     $ 10.60
Net investment income/(loss)                            0.08           0.07           0.14         0.09
 Net realized and unrealized gain/(loss) on
 investments                                            0.11           1.80         ( 0.20)        1.44
Net increase/(decrease) in net asset value from
 operations                                             0.19           1.87         ( 0.06)        1.53
 Distributions:
Dividends from net investment income                  ( 0.11)        ( 0.06)        ( 0.03)       ( 0.05)
Distributions in excess of net investment income      ( 0.00)**      ( 0.04)            --            --
 Distributions from net realized capital gains        ( 0.42)        ( 0.02)        ( 0.12)       ( 0.02)
Distributions in excess of net realized capital
 gains                                                ( 0.03)            --         ( 0.10)           --
 Total dividends and distributions                    ( 0.56)        ( 0.12)        ( 0.25)       ( 0.07)
Net asset value, end of period                       $  13.13       $  13.50       $  11.75     $ 12.06
 Total return++                                         1.32%         16.01%        ( 0.46)%       14.37%
==================================================   ========       ========       ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $976,855       $849,731       $572,940     $401,559
 Ratio of operating expenses to average net
 assets                                                 1.16%          1.17%+         1.03%         1.17%
Ratio of net investment income/(loss) to average
 net assets                                             0.62%          0.65%+         1.17%         0.75%
 Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.16%          1.18%+         1.04%         1.18%
Portfolio turnover rate                                   36%            26%            92%           39%



                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.


Nations International Growth
Fund                                              For a Share outstanding throughout each period



                                                      Year ended   Period ended
Primary A Shares*                                      3/31/99#     03/31/98#
 Operating performance:
Net asset value at the beginning of the period        $ 19.42       $  18.43
Net investment income/(loss)                             0.05          0.03
 Net realized and unrealized gain/(loss) on
 investments                                             0.87          1.30
Net increase/(decrease) in net asset value from
 operations                                              0.92          1.33
 Dividends from net investment income                       --           --
Distributions from net realized capital gains           ( 4.81)      ( 0.34)
 Total dividends and distributions                      ( 4.81)      ( 0.34)
Net asset value at the end of the period              $ 15.53       $  19.42
 Total return++                                           6.16%        7.39%
====================================================  ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $182,316      $401,105
 Ratio of operating expenses to average net assets        1.12%        1.15%+
Ratio of operating expenses to average net assets
 including interest expense                               1.14%          --
 Ratio of operating expenses to average net assets
 without waivers                                          1.21%        1.17%+
Ratio of net investment income to average net
 assets                                                   0.24%        0.21%+
 Portfolio turnover rate                                    21%          11%



                                                      Period ended  Year ended   Year ended   Year ended
Primary A Shares*                                       05/16/97     08/31/96     08/31/95#   08/31/94#
 Operating performance:
Net asset value at the beginning of the period         $  17.05     $ 16.24      $ 16.34      $ 14.14
Net investment income/(loss)                              0.05         0.18         0.13         0.11
 Net realized and unrealized gain/(loss) on
 investments                                              1.84         1.48         0.17         2.24
Net increase/(decrease) in net asset value from
 operations                                               1.89         1.66         0.30         2.35
 Dividends from net investment income                   ( 0.17)       ( 0.46)      ( 0.11)          --
Distributions from net realized capital gains           ( 0.34)       ( 0.39)      ( 0.29)      ( 0.15)
 Total dividends and distributions                      ( 0.51)       ( 0.85)      ( 0.40)      ( 0.15)
Net asset value at the end of the period               $  18.43     $ 17.05      $ 16.24      $ 16.34
 Total return++                                          11.28%        10.64%        2.08%       16.75%
====================================================   ========     ========     ========     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $701,033     $579,019     $363,212     $307,561
 Ratio of operating expenses to average net assets        1.18%+        1.08%        1.18%        1.12%
Ratio of operating expenses to average net assets
 including interest expense                                 --            --           --           --
 Ratio of operating expenses to average net assets
 without waivers                                          1.18%+        1.08%        1.18%        1.12%
Ratio of net investment income to average net
 assets                                                   0.47%+        0.69%        0.82%        0.75%
 Portfolio turnover rate                                    34%           22%          36%          35%



                           * The financial information for fiscal periods through May 23, 1997 reflect the financial information for Pilot International Equity Funds' Pilot Shares, which were reorganized into the Primary A Shares of Nations International Growth Fund as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share investment income/(loss) has been calculated using the monthly average share method.



Nations Emerging Markets Fund                     For a Share outstanding throughout each period



                                                             Year ended          Year ended    Year ended    Period ended
Primary A Shares                                              3/31/99#           03/31/98#     03/31/97#      03/31/96*#
 Operating performance:
Net asset value, beginning of period                    $ 10.60                  $ 11.41       $ 10.34      $ 10.00
Net investment income/(loss)                              0.14                     0.04          0.01       ( 0.03)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 2.53)                  ( 0.76)         1.21         0.37
Net increase/(decrease) in net asset value from
 operations                                             ( 2.39)                  ( 0.72)         1.22         0.34
 Distributions:
Dividends from net investment income                    ( 0.07)                  ( 0.09)        ( 0.02)        --
Distributions in excess of net investment income            --                       --         ( 0.07)       0.00**
 Distributions from net realized capital gains              --                       --         ( 0.06)        --
Total dividends and distributions                       ( 0.07)                  ( 0.09)        ( 0.15)       0.00**
 Net asset value, end of period                         $  8.14                  $ 10.60       $ 11.41      $ 10.34
Total return++                                          (22.60)%                 ( 6.39)%        11.97%       3.42%
===================================================     =======                  =======       =======      ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $21,689                  $73,797       $76,483      $47,560
Ratio of operating expenses to average net assets         1.78%(b)(c)              1.57%          1.74%       2.13%+
 Ratio of net investment income/(loss) to average
 net assets                                               1.66%                    0.36%          0.13%     ( 0.38)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.98%(c)                 1.57%          1.74%       2.13%+
 Portfolio turnover rate                                    71%                      63%            31%        17%



                           * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.
                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Equity Index Fund                         For a Share outstanding throughout each period



                                                        Year ended       Year ended
Primary A Shares                                          3/31/99         03/31/98#
 Operating performance:
Net asset value, beginning of period                 $ 22.41          $ 15.89
Net investment income                                  0.26             0.27
 Net realized and unrealized gain/(loss) on
 investments                                           3.63             7.11
Net increase in net asset value from operations        3.89             7.38
 Distributions:
Dividends from net investment income                 ( 0.25)          ( 0.27)
Distributions from net realized capital gains        ( 0.99)          ( 0.59)
 Total dividends and distributions                   ( 1.24)          ( 0.86)
Net asset value, end of period                       $ 25.06          $ 22.41
 Total return++                                       18.26%           47.38%
==================================================== ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $933,313         $656,523
 Ratio of operating expenses to average net assets     0.35%(b)         0.35%(b)
Ratio of operating expenses to average net assets
 including interest expense                             --              0.36%
 Ratio of net investment income to average net
 assets                                                1.17%            1.39%
Portfolio turnover rate                                  4%              26%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.71%(b)         0.66%(b)



Primary A Shares                                        Year ended     Period ended  Year ended   Period ended
                                                         03/31/97      03/31/96(a)    11/30/95     11/30/94*
 Operating performance:
Net asset value, beginning of period                 $ 13.58            $  12.91     $  9.84       $  10.00
Net investment income                                  0.26                0.08         0.28          0.24
 Net realized and unrealized gain/(loss) on
 investments                                           2.36                0.86         3.20        ( 0.21)
Net increase in net asset value from operations        2.62                0.94         3.48          0.03
 Distributions:
Dividends from net investment income                 ( 0.26)             ( 0.13)       ( 0.28)      ( 0.19)
Distributions from net realized capital gains        ( 0.05)             ( 0.14)       ( 0.13)          --
 Total dividends and distributions                   ( 0.31)             ( 0.27)       ( 0.41)      ( 0.19)
Net asset value, end of period                       $ 15.89            $  13.58     $ 12.91       $   9.84
 Total return++                                       19.41%               7.33%        36.35%        0.29%
==================================================== ========           ========     ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $567,039           $192,388     $145,021      $123,147
 Ratio of operating expenses to average net assets     0.35%(b)            0.35%+        0.37%        0.35%+
Ratio of operating expenses to average net assets
 including interest expense                             --                 0.35%+        0.38%          --
 Ratio of net investment income to average net
 assets                                                1.91%               1.99%+        2.44%        2.64%+
Portfolio turnover rate                                  5%                   2%           18%          14%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.70%(b)            0.73%+        0.78%        0.79%+



                           * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Managed Index Fund                        For a Share outstanding throughout the period




                                                          Year ended            Year ended            Period ended
Primary A Shares                                           3/31/99#              03/31/98               03/31/97*
 Operating performance:
Net asset value, beginning of period                    $ 17.14             $ 11.89                  $ 10.00
Net investment income                                     0.18                0.15                     0.15
 Net realized and unrealized gain on investments          2.40                5.42                     1.87
Net increase in net asset value from operations           2.58                5.57                     2.02
 Distributions:
Dividends from net investment income                    ( 0.18)             ( 0.17)                  ( 0.13)
Distributions from net realized capital gains           ( 0.15)             ( 0.15)                      --
 Total dividends and distributions                      ( 0.33)             ( 0.32)                  ( 0.13)
Net asset value, end of period                          $ 19.39             $ 17.14                  $ 11.89
 Total return++                                          15.25%              47.54%                   20.22%
====================================================    =======             =======                  =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $665,631            $374,504                 $42,226
 Ratio of operating expenses to average net assets        0.50%(a)            0.50%(a)(b)              0.50%+(a)
Ratio of net investment income to average net
 assets                                                   1.03%               1.26%                    1.92 +
 Portfolio turnover rate                                   35%                 30%                       17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.73%(a)            0.80%(a)                 1.05%+(a)



                           * Nations Managed Index Fund Primary A Shares commenced operations on July 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Managed SmallCap Index
Fund                                              For a Share outstanding throughout the period



                                                          Year ended               Year ended          Period ended
Primary A Shares                                           3/31/99#                 03/31/98             3/31/97*
 Operating performance:
Net asset value at the beginning of period           $ 14.10                   $  9.83                 $ 10.00
Net investment income                                  0.06                      0.06                    0.03
 Net realized and unrealized gain/(loss) on
 investments                                         ( 2.92)                     4.58                  ( 0.17)
Net increase/(decrease) in net asset value from
 operations                                          ( 2.86)                     4.64                  ( 0.14)
 Distributions:
Dividends from net investment income                 ( 0.06)                   ( 0.06)                 ( 0.03)
Distributions from net realized capital gains        ( 0.14)                   ( 0.31)                     --
 Total dividends and distributions                   ( 0.20)                   ( 0.37)                 ( 0.03)
Net asset value, end of period                       $ 11.04                   $ 14.10                 $  9.83
 Total return++                                      (20.50)%                   47.71%                 ( 1.37)%
================================================     =======                   =======                 =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $189,379                  $102,437                $40,851
 Ratio of operating expenses to average net
 assets                                                0.50%(a)(b)               0.50%(a)(b)             0.50%+
Ratio of net investment income to average net
 assets                                                0.52%                     0.52%                   1.05%+
 Portfolio turnover rate                                 65%                      62%                      18%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                        0.82%(a)                  1.02%(a)                1.21%+



                           * Nations Managed SmallCap Index Fund Primary A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%

Nations Managed Value Index
Fund                                              For a Share outstanding throughout the period



                                                          Year ended            Period ended
Primary A Shares                                           3/31/99#              03/31/98*#
 Operating performance:
Net asset value, beginning of period                    $ 11.32              $ 10.00
Net investment income                                     0.16                 0.07
 Net realized and unrealized gain on investments          0.18                 1.31
Net increase in net asset value from operations           0.34                 1.38
 Distributions:
Dividends from net investment income                    ( 0.19)              ( 0.06)
Distributions from net realized capital gains           ( 0.05)                 --
 Total dividends and distributions                      ( 0.24)              ( 0.06)
Net asset value, end of period                          $ 11.42              $ 11.32
 Total return++                                           3.06%               13.78%
====================================================    =======              =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $4,292               $7,330
 Ratio of operating expenses to average net assets        0.50%(a)             0.50%+(a)(b)
Ratio of net operating expenses to average net
 assets including interest expense                        0.55%(a)              --
 Ratio of net investment income to average net
 assets                                                   1.45%                1.72%+
Portfolio turnover rate                                   115%                   3%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.99%(a)             1.57%+(a)



                           * Nations Managed Value Index Fund Primary A Shares commenced operations on November 24, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Managed SmallCap Value
Index Fund                                        For a Share outstanding throughout the period


                                                          Year ended               Period ended
Primary A Shares                                           3/31/99#                  03/31/98*
 Operating performance:
Net asset value, beginning of period                 $ 11.46                    $ 10.00
Net investment income                                  0.09                       0.03
 Net realized and unrealized gain/loss on
 investments                                         ( 2.38)                      1.46
Net increase/decrease in net asset value from
 operations                                          ( 2.29)                      1.49
 Distributions:
Dividends from net investment income                 ( 0.07)                    ( 0.03)
Dividends from net realized capital gains            ( 0.12)                       --
 Total dividends and distributions                   ( 0.19)                    ( 0.03)
Net asset value, end of period                       $  8.98                    $ 11.46
 Total return++                                      (20.11)%                    14.88%
================================================     =======                    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 3,084                    $2,106
 Ratio of operating expenses to average net
 assets                                                0.50%(a)(b)                0.50%+(a)(b)
Ratio of net investment income to average net
 assets                                                0.96%                      0.78%+
 Portfolio turnover rate                                136%                       30%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                        3.56%(a)                   2.17%+(a)



                           * Nations Managed SmallCap Value Index Fund Primary A Shares commenced operations on November 24, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Balanced Assets Fund                      For a Share outstanding throughout each period



                                                       Year ended             Year ended
Primary A Shares                                        3/31/99#               03/31/98
 Operating performance:
Net asset value, beginning of period              $ 11.49                $ 11.15
Net investment income                               0.26                   0.29
 Net realized and unrealized gain/(loss) on
 investments                                      ( 0.39)                  2.68
Net increase/(decrease) in net asset value from
 operations                                       ( 0.13)                  2.97
 Distributions:
Dividends from net investment income              ( 0.23)                ( 0.29)
Distributions from net realized capital gains     ( 0.74)                ( 2.34)
 Total dividends and distributions                ( 0.97)                ( 2.63)
Net asset value, end of period                    $ 10.39                $ 11.49
 Total return++                                   ( 1.20)%                30.35%
================================================  =======                =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $48,373                $20,299
 Ratio of operating expenses to average net
 assets                                             1.00%(b)(c)            1.08%(b)(c)
Ratio of net investment income to average net
 assets                                             2.43%                  2.70%
 Portfolio turnover rate                            126%                   276%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.00%(b)               1.08%(b)



Primary A Shares                                    Year ended     Period ended  Year ended    Year ended
                                                     03/31/97      03/31/96(a)    11/30/95      11/30/94
 Operating performance:
Net asset value, beginning of period             $ 11.65            $  12.68     $ 10.44       $  10.87
Net investment income                              0.39                0.11         0.38          0.25
 Net realized and unrealized gain/(loss) on
 investments                                       1.03                0.45         2.21        ( 0.43)
Net increase/(decrease) in net asset value from
 operations                                        1.42                0.56         2.59        ( 0.18)
 Distributions:
Dividends from net investment income             ( 0.38)             ( 0.18)       ( 0.33)      ( 0.25)
Distributions from net realized capital gains    ( 1.54)             ( 1.41)       ( 0.02)          --
 Total dividends and distributions               ( 1.92)             ( 1.59)       ( 0.35)      ( 0.25)
Net asset value, end of period                   $ 11.15            $  11.65     $ 12.68       $  10.44
 Total return++                                   12.50%               4.90%        25.27%      ( 1.73)%
================================================ ========           ========     ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)             $135,731           $164,215     $163,198      $162,215
 Ratio of operating expenses to average net
 assets                                            1.00%(b)            1.00%+        0.99%        0.98%
Ratio of net investment income to average net
 assets                                            3.31%               2.91%+        3.25%        2.31%
 Portfolio turnover rate                           264%                  83%          174%         156%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    1.00%(b)            1.00%+        0.99%        0.99%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Term Income Fund                    For a Share outstanding throughout each period



                                                                Year                Year
                                                                ended               ended
Primary A Shares                                               3/31/99            03/31/98
 Operating performance:
Net asset value, beginning of period                     $ 9.77            $ 9.68
Net investment income                                      0.56              0.56
 Net realized and unrealized gain/(loss) on investments    0.02              0.09
Net increase/(decrease) in net asset value from
 operations                                                0.58              0.65
 Distributions:
Dividends from net investment income                      (0.56)            (0.56)
Distributions in excess of net investment income             --                --
 Distributions from capital                                  --                --
Total dividends and distributions                         (0.56)            (0.56)
 Net asset value, end of period                           $ 9.79            $ 9.77
Total return++                                             6.07%             6.89%
========================================================= ========          =======
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $397,467          $331,961
Ratio of operating expenses to average net assets          0.50%(c)          0.56%(b)(c)
 Ratio of net investment income to average net assets      5.70%             5.75%
Portfolio turnover rate                                      64%               66%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.80%(c)          0.86%(c)



                                                                Year           Period         Year         Year
Primary A Shares                                                ended           ended         ended        ended
                                                              03/31/97#     03/31/96(a)#    11/30/95#    11/30/94#
 Operating performance:
Net asset value, beginning of period                      $ 9.76             $   9.84      $  9.48       $  10.01
Net investment income                                      0.58                 0.20          0.61          0.50
 Net realized and unrealized gain/(loss) on investments   (0.08)               (0.08)         0.36        ( 0.51)
Net increase/(decrease) in net asset value from
 operations                                                0.50                 0.12          0.97        ( 0.01)
 Distributions:
Dividends from net investment income                      (0.58)               (0.20)         (0.61)      ( 0.48)
Distributions in excess of net investment income             --                   --             --       ( 0.02)
 Distributions from capital                                  --                   --             --       ( 0.02)
Total dividends and distributions                         (0.58)               (0.20)         (0.61)      ( 0.52)
 Net asset value, end of period                           $ 9.68             $   9.76      $  9.84       $   9.48
Total return++                                             5.25%                1.19%         10.48%      ( 0.11)%
========================================================= ========           ========      ========      ========
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $181,455           $179,957      $169,291      $176,712
Ratio of operating expenses to average net assets          0.55%(b)             0.55%+         0.56%        0.50%
 Ratio of net investment income to average net assets      5.97%                6.07%+         6.32%        5.23%
Portfolio turnover rate                                     172%                  73%           224%         293%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.85%                0.88%+         0.86%        0.82%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Short-Intermediate
Government Fund                                   For a Share outstanding throughout each period



                                                                Year           Year
                                                                ended          ended
Primary A Shares                                               3/31/99       03/31/98
 Operating performance:
Net asset value, beginning of period                     $ 4.12            $  3.99
Net investment income                                      0.22                0.23
 Net realized and unrealized gain/(loss) on investments   (0.02)               0.13
Net increase/(decrease) in net asset value from
 operations                                                0.20                0.36
 Distributions:
Dividends from net investment income                      (0.22)               (0.23)
Distributions from net realized capital gains                --                   --
 Total dividends and distributions                        (0.22)               (0.23)
Net asset value, end of period                            $ 4.10            $  4.12
 Total return++                                            4.97%                9.11%
========================================================= ========          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $589,092          $663,833
 Ratio of operating expenses to average net assets         0.58%(d)             0.61%
Ratio of net investment income to average net assets       5.36%                5.53%
 Portfolio turnover rate                                    242%                 538%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.78%(d)             0.81%



                                                                   Year               Period            Year
Primary A Shares                                                   ended               ended            ended
                                                                 03/31/97#         03/31/96(b)#       11/30/95#
 Operating performance:
Net asset value, beginning of period                       $ 4.07                  $   4.14         $   3.93
Net investment income                                       0.23                      0.07             0.24
 Net realized and unrealized gain/(loss) on investments    (0.08)                    (0.07)            0.21
Net increase/(decrease) in net asset value from
 operations                                                 0.15                      0.00             0.45
 Distributions:
Dividends from net investment income                       (0.23)                    (0.07)(a)        (0.24)(a)
Distributions from net realized capital gains                 --                        --               --
 Total dividends and distributions                         (0.23)                    (0.07)           (0.24)
Net asset value, end of period                             $ 3.99                  $   4.07         $   4.14
 Total return++                                             3.72%                     0.07%           11.70%
=========================================================  =======                 =========        =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $371,118                $399,915         $425,200
 Ratio of operating expenses to average net assets          0.63%(c)(d)               0.63%+           0.60%
Ratio of net investment income to average net assets        5.73%                     5.32%+           5.88%
 Portfolio turnover rate                                     529%                      189%             328%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.83%(d)                  0.86%+           0.80%



                                                                Year
                                                                ended
Primary A Shares                                              11/30/94
 Operating performance:
Net asset value, beginning of period                        $   4.28
Net investment income                                          0.23
 Net realized and unrealized gain/(loss) on investments       (0.33)
Net increase/(decrease) in net asset value from
 operations                                                   (0.10)
 Distributions:
Dividends from net investment income                          (0.23)(a)
Distributions from net realized capital gains                 (0.02)
 Total dividends and distributions                            (0.25)
Net asset value, end of period                              $   3.93
 Total return++                                               (2.23)%
=========================================================   =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $433,278
 Ratio of operating expenses to average net assets             0.59%
Ratio of net investment income to average net assets           5.76%
 Portfolio turnover rate                                        133%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 0.80%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Strategic Fixed Income
Fund                                              For a Share outstanding throughout each period



                                                                 Year                Year
                                                                ended                ended
Primary A Shares                                               3/31/99             03/31/98
 Operating performance:
Net asset value, beginning of period                         $  10.03        $  9.62
Net investment income                                           0.59           0.58
 Net realized and unrealized gain/(loss) on investments       ( 0.04)          0.41
Net increase/(decrease) in net asset value from
 operations                                                     0.55           0.99
 Distributions:
Dividends from net investment income                          ( 0.59)        ( 0.58)
Distributions in excess of net investment income                  --            --
 Distributions from net realized capital gains                ( 0.06)           --
Distributions from capital                                        --            --
 Total dividends and distributions                            ( 0.65)        ( 0.58)
Net asset value, end of period                               $   9.93        $ 10.03
 Total return++                                                 5.61%         10.53%
=========================================================    ========        =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $1,798,155      $1,681,990
 Ratio of operating expenses to average net assets              0.68%(c)       0.72%(c)(d)
Ratio of net investment income to average net assets            5.86%          5.86%
 Portfolio turnover rate                                         107%          244%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                  0.78%(c)       0.83%(d)



                                                                 Year           Period        Year          Year
Primary A Shares                                                ended           ended         ended        ended
                                                              03/31/97#      03/31/96(a)    11/30/95      11/30/94
 Operating performance:
Net asset value, beginning of period                        $   9.93          $  10.22     $  9.32       $  10.55
Net investment income                                          0.58              0.19         0.59          0.53
 Net realized and unrealized gain/(loss) on investments       (0.20)           ( 0.29)        0.90        ( 0.89)
Net increase/(decrease) in net asset value from
 operations                                                    0.38            ( 0.10)        1.49        ( 0.36)
 Distributions:
Dividends from net investment income                          (0.58)           ( 0.19)       ( 0.59)      ( 0.51)
Distributions in excess of net investment income                 --                --            --       ( 0.02)
 Distributions from net realized capital gains                (0.11)               --            --       ( 0.34)
Distributions from capital                                    (0.00)(b)            --            --           --
 Total dividends and distributions                            (0.69)           ( 0.19)       ( 0.59)      ( 0.87)
Net asset value, end of period                              $   9.62          $   9.93     $ 10.22       $   9.32
 Total return++                                                3.90%           ( 1.04)%       16.45%      ( 3.58)%
=========================================================   =========         ========     ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $947,277          $823,890     $823,098      $550,697
 Ratio of operating expenses to average net assets             0.71%(c)          0.72%+        0.71%        0.68%
Ratio of net investment income to average net assets           5.98%             5.49%+        6.05%        5.43%
 Portfolio turnover rate                                        368%             1.33%          228%         307%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 0.81%(d)          0.83%+        0.81%        0.76%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30.
                           (b) Amount represents less than $0.01.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (d) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Government Securities
Fund                                              For a Share outstanding throughout each period



                                                                Year                Year
                                                                ended               ended
Primary A Shares                                              3/31/99#            03/31/98
 Operating performance:
Net asset value, beginning of period                      $ 9.90            $ 9.39
Net investment income                                      0.58              0.55
 Net realized and unrealized gain/(loss) on investments   (0.05)             0.51
Net increase/(decrease) in net asset value from
 operations                                                0.53              1.06
 Distributions:
Dividends from net investment income                      (0.57)            (0.55)
Distributions in excess of net investment income             --                --
 Distributions in excess of net realized capital gains       --                --
Distributions from capital                                   --                --
 Total dividends and distributions                        (0.57)            (0.55)
Net asset value, end of period                            $ 9.86            $ 9.90
 Total return++                                            5.41%            11.65%
========================================================= ========          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $119,659          $75,796
 Ratio of operating expenses to average net assets         0.73%(d)          0.85%(c)(d)
Ratio of net investment income to average net assets       5.70%             5.63%
 Portfolio turnover rate                                    600%              303%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.84%(d)          0.99%(d)



                                                                Year           Period         Year        Year
Primary A Shares                                                ended           ended        ended       ended
                                                              03/31/97#     03/31/96(a)#   05/31/95#    05/31/94
 Operating performance:
Net asset value, beginning of period                       $  9.67          $  9.86        $ 9.80      $ 10.46
Net investment income                                        0.60             0.52           0.64        0.64
 Net realized and unrealized gain/(loss) on investments     (0.30)           (0.19)          0.06       ( 0.61)
Net increase/(decrease) in net asset value from
 operations                                                  0.30             0.33           0.70        0.03
 Distributions:
Dividends from net investment income                        (0.58)           (0.50)          (0.60)     ( 0.58)
Distributions in excess of net investment income               --            (0.02)             --      ( 0.02)
 Distributions in excess of net realized capital gains         --               --              --      ( 0.05)
Distributions from capital                                  (0.00)(b)           --           (0.04)     ( 0.04)
 Total dividends and distributions                          (0.58)           (0.52)          (0.64)     ( 0.69)
Net asset value, end of period                             $  9.39          $  9.67        $ 9.86      $  9.80
 Total return++                                              3.18%            3.41%           7.55%       0.06%
=========================================================  ========         =======        =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $52,606          $55,962        $39,909     $44,536
 Ratio of operating expenses to average net assets           0,80%            0.80%+          0.76%       0.73%
Ratio of net investment income to average net assets         6.28%            6.36%+          6.69%       6.08%
 Portfolio turnover rate                                      468%             199%            413%         56%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.94%            0.95%+          0.94%       0.94%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
                           (b) Amount represents less than $0.01.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations U.S. Government Bond
Fund                                              For a Share outstanding throughout each period



                                                             Year ended
Primary A Shares                                              3/31/99#
 Operating performance:
Net asset value at the beginning of the period          $ 10.37
Net investment income                                     0.52
 Net realized and unrealized gain/(loss) on
 investments                                              0.07
Net increase in net asset value from operations           0.59
 Distributions:
Dividends from net investment income                    ( 0.52)
Distributions from net realized capital gains           ( 0.36)
 Total dividends and distributions                      ( 0.88)
Net asset value at the end of the period                $ 10.08
 Total return++                                           5.83%
======================================================  =======
Ratios to average net assets/supplemental data:
Net assets at end of period (in 000's)                  $109,028
 Ratio of operating expenses to average net assets        0.59%(a)(c)
Ratio of net investment income to average net assets      5.06%
 Portfolio turnover rate                                  270%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement             0.87%(a)



Primary A Shares                                          Period ended     Period ended  Period ended  Period ended
                                                            03/31/98*        5/16/97       08/31/96    08/31/95(b)
 Operating performance:
Net asset value at the beginning of the period         $ 10.19              $  10.53     $ 11.20        $  10.00
Net investment income                                    0.48                  0.41         0.61           0.56
 Net realized and unrealized gain/(loss) on
 investments                                             0.31                  0.17        ( 0.22)         1.20
Net increase in net asset value from operations          0.79                  0.58         0.39           1.76
 Distributions:
Dividends from net investment income                   ( 0.48)               ( 0.41)       ( 0.61)       ( 0.56)
Distributions from net realized capital gains          ( 0.13)               ( 0.51)       ( 0.45)           --
 Total dividends and distributions                     ( 0.61)               ( 0.92)       ( 1.06)       ( 0.56)
Net asset value at the end of the period               $ 10.37              $  10.19     $ 10.53        $  11.20
 Total return++                                          7.84%                 5.62%         3.46%        18.03%
====================================================== ========             ========     ========       ========
Ratios to average net assets/supplemental data:
Net assets at end of period (in 000's)                 $263,428             $148,082     $145,066       $137,261
 Ratio of operating expenses to average net assets       0.60%(a)+             0.62%+        0.65%         0.62%+
Ratio of net investment income to average net assets     5.26%+                5.60%+        5.61%         6.45%+
 Portfolio turnover rate                                 188%                    58%           87%          132%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursement            0.86%(a)+             0.77%+        0.82%         0.87%+



                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot U.S. Government Securities Fund's Pilot Shares, which were reorganized into the Primary A Shares of Nations U.S. Government Bond Fund as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Primary A Shares commenced operations on
                           November 7, 1994.
                           (c) The effect of interest expense on the operating expense ratio was less than 0.01%


Nations Diversified Income Fund                   For a Share outstanding throughout each period



                                                             Year             Year
                                                             ended            ended
Primary A Shares                                           3/31/99#         03/31/98
 Operating performance:
Net asset value, beginning of period                   $ 10.55          $ 10.11
Net investment income                                    0.66             0.65
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.14)            0.44
Net increase/(decrease) in net asset value from
 operations                                              0.52             1.09
 Distributions:
Dividends from net investment income                   ( 0.66)          ( 0.65)
Distributions from net realized capital gains          ( 0.10)             --
 Total dividends and distributions                     ( 0.76)          ( 0.65)
Net asset value, end of period                         $ 10.31          $ 10.55
 Total return++                                          5.00%           11.07%
====================================================== ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $317,937         $263,840
 Ratio of operating expenses to average net assets       0.70%(c)         0.73%(c)
Ratio of net investment income to average net assets     6.27%            6.27%
 Portfolio turnover rate                                  94%             203%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.80%(c)         0.83%(c)



                                                             Year           Period        Year          Year
Primary A Shares                                             ended          ended        ended          ended
                                                           03/31/97#     03/31/96(b)    11/30/95      11/30/94#
 Operating performance:
Net asset value, beginning of period                   $ 10.42           $ 10.82       $  9.67     $ 10.88
Net investment income                                    0.69              0.23          0.73        0.74
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.18)           ( 0.40)         1.15      ( 1.06)
Net increase/(decrease) in net asset value from
 operations                                              0.51            ( 0.17)         1.88      ( 0.32)
 Distributions:
Dividends from net investment income                   ( 0.69)           ( 0.23)        ( 0.73)    ( 0.74)(a)
Distributions from net realized capital gains          ( 0.13)               --             --     ( 0.15)
 Total dividends and distributions                     ( 0.82)           ( 0.23)        ( 0.73)    ( 0.89)
Net asset value, end of period                         $ 10.11           $ 10.42       $ 10.82     $  9.67
 Total return++                                          4.97%           ( 1.59)%        20.11%    ( 3.05)%
====================================================== ========          =======       =======     ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $152,070          $65,081       $64,800     $22,298
 Ratio of operating expenses to average net assets       0.75%(c)          0.77%+         0.80%      0.74%
Ratio of net investment income to average net assets     6.73%             6.49%+         7.03%      7.31%
 Portfolio turnover rate                                 278%                69%            96%       144%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.85%(c)          0.87%+         0.93%      0.95%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Includes distribution in excess of less than $0.01 per share.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.



Nations Short-Term Municipal
Income Fund                                       For a Share outstanding throughout each period


                                                             Year             Year             Year
Primary A Shares                                             ended            ended            ended
                                                          3/31/99(c)        03/31/98         03/31/97
 Operating performance:
Net asset value, beginning of period                   $ 10.05          $  9.95          $ 9.98
Net investment income                                    0.41             0.42            0.44
 Net realized and unrealized gain/(loss) on
 investments                                             0.05             0.10           (0.03)
Net increase/(decrease) in net asset value from
 operations                                              0.46             0.52            0.41
 Distributions:
Dividends from net investment income                   ( 0.41)          ( 0.42)          (0.44)
Distributions from net realized capital gains             --               --               --
 Total dividends and distributions                     ( 0.41)          ( 0.42)          (0.44)
Net asset value, end of period                         $ 10.10          $ 10.05          $ 9.95
 Total return++                                          4.71%            5.33%           4.15%
====================================================== =======          =======          =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $79,002          $70,740          $61,072
 Ratio of operating expenses to average net assets       0.40%(a)         0.40%(a)        0.40%(a)
Ratio of net investment income to average net assets     4.11%            4.17%           4.36%
 Portfolio turnover rate                                  53%              94%              80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.80%            0.77%           0.84%



                                                             Period             Year             Year
Primary A Shares                                              ended             ended            ended
                                                           03/31/96(b)        11/30/95         11/30/94
 Operating performance:
Net asset value, beginning of period                   $ 10.03            $  9.69          $ 9.96
Net investment income                                    0.15               0.44            0.38
 Net realized and unrealized gain/(loss) on
 investments                                           ( 0.05)              0.34           (0.27)
Net increase/(decrease) in net asset value from
 operations                                              0.10               0.78            0.11
 Distributions:
Dividends from net investment income                   ( 0.15)            ( 0.44)          (0.38)
Distributions from net realized capital gains             --                 --            (0.00)#
 Total dividends and distributions                     ( 0.15)            ( 0.44)          (0.38)
Net asset value, end of period                         $  9.98            $ 10.03          $ 9.69
 Total return++                                          0.96%              8.16%           1.09%
====================================================== =======            =======          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $48,511            $49,961          $33,488
 Ratio of operating expenses to average net assets       0.40%+(a)          0.45%(a)        0.34%(a)
Ratio of net investment income to average net assets     4.37%+             4.38%           3.83%
 Portfolio turnover rate                                  16%                82%              57%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.86%+             0.93%           0.80%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
                           (c) Per share net investment income has been calculated using the monthly average share method.




Nations Intermediate Municipal
Bond Fund                                         For a Share outstanding throughout each period


                                                           Year             Year             Year
                                                           ended            ended            ended
Primary A Shares                                          3/31/99         03/31/98         03/31/97
 Operating performance:
Net asset value, beginning of period                 $ 10.30          $ 10.01          $ 10.03
Net investment income                                  0.47             0.48             0.48
 Net realized and unrealized gain/(loss) on
 investments                                           0.07             0.33           ( 0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.54             0.81             0.46
 Distributions:
Dividends from net investment income                 ( 0.47)          ( 0.48)          ( 0.48)
Distributions from net realized capital gains        ( 0.07)          ( 0.04)             --
 Total dividends and distributions                   ( 0.54)          ( 0.52)          ( 0.48)
Net asset value, end of period                       $ 10.30          $ 10.30          $ 10.01
 Total return++                                        5.33%            8.20%            4.63%
==================================================== ========         ========         ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $918,367         $867,154         $108,204
 Ratio of operating expenses to average net assets     0.50%(a)         0.50%(a)         0.50%(a)
Ratio of net investment income to average net
 assets                                                4.55%            4.65%            4.74%
 Portfolio turnover rate                                40%              47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.68%            0.74%            0.81%



                                                           Period             Year             Year
Primary A Shares                                            ended             ended            ended
                                                         03/31/96(b)        11/30/95         11/30/94
 Operating performance:
Net asset value, beginning of period                 $ 10.17            $  9.24          $ 10.11
Net investment income                                  0.16               0.48             0.45
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.14)              0.93           ( 0.86)
Net increase/(decrease) in net asset value from
 operations                                            0.02               1.41           ( 0.41)
 Distributions:
Dividends from net investment income                 ( 0.16)            ( 0.48)          ( 0.45)#
Distributions from net realized capital gains           --                 --            ( 0.01)
 Total dividends and distributions                   ( 0.16)            ( 0.48)          ( 0.46)
Net asset value, end of period                       $ 10.03            $ 10.17          $  9.24
 Total return++                                        0.20%             15.60%          ( 4.25)%
==================================================== =======            =======          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $77,423            $73,897          $38,055
 Ratio of operating expenses to average net assets     0.50%+(a)          0.45%(a)         0.35%(a)
Ratio of net investment income to average net
 assets                                                4.75%+             4.91%            4.59%
 Portfolio turnover rate                                 4%                31%              51%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.83%+             0.84%            0.88%



                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which were less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


Nations Municipal Income Fund                     For a Share outstanding throughout each period



                                                              Year          Year
                                                              ended         ended
Primary A Shares                                             3/31/99      03/31/98
 Operating performance:
Net asset value, beginning of period                       $ 11.46       $ 10.89
Net investment income                                         0.54         0.57
 Net realized and unrealized gain/(loss) on investments       0.07         0.62
Net increase/(decrease) in net asset value from
 operations                                                   0.61         1.19
 Distributions:
Dividends from net investment income                         ( 0.54)     ( 0.57)
Distributions from net realized capital gains                ( 0.05)     ( 0.05)
 Total dividends and distributions                           ( 0.59)     ( 0.62)
Net asset value, end of period                             $ 11.48       $ 11.46
 Total return++                                                5.42%      11.12%
=========================================================  ========      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $635,629      $456,485
 Ratio of operating expenses to average net assets             0.60%       0.60%
Ratio of operating expenses to average net asset
 including interest expenses                                     --            (a)
 Ratio of net investment income to average net assets          4.71%       4.97%
Portfolio turnover rate                                          11%         38%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 0.80%       0.84%



                                                               Year         Period         Year         Year
Primary A Shares                                              ended         ended         ended        ended
                                                             03/31/97    03/31/96(b)     11/30/95     11/30/94
 Operating performance:
Net asset value, beginning of period                        $ 10.84      $ 11.08        $  9.64      $ 11.33
Net investment income                                         0.59         0.20           0.59         0.57
 Net realized and unrealized gain/(loss) on investments       0.05       ( 0.24)          1.44       ( 1.44)
Net increase/(decrease) in net asset value from
 operations                                                   0.64       ( 0.04)          2.03       ( 0.87)
 Distributions:
Dividends from net investment income                        ( 0.59)      ( 0.20)        ( 0.59)      ( 0.57)#
Distributions from net realized capital gains                  --           --             --        ( 0.25)
 Total dividends and distributions                          ( 0.59)      ( 0.20)        ( 0.59)      ( 0.82)
Net asset value, end of period                              $ 10.89      $ 10.84        $ 11.08      $  9.64
 Total return++                                               6.03%      ( 0.41)%        21.55%      ( 8.17)%
=========================================================   =======      =======        =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $77,260      $68,022        $68,836      $59,279
 Ratio of operating expenses to average net assets            0.60%        0.60%+         0.60%        0.61%
Ratio of operating expenses to average net asset
 including interest expenses                                     (a)          (a)            (a)       0.62%
 Ratio of net investment income to average net assets         5.41%        5.35%+         5.63%        5.42%
Portfolio turnover rate                                        25%           4%            49%           63%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                0.91%        0.91%+         0.88%        0.90%



                           + Annualized.
                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Amount includes distributions in excess of net investment income, which was less than $0.01 per share.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

[GRAPHIC]    Terms used in this prospectus


 Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a debt security that is backed by real estate mortgages. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Corporate obligation - a money market instrument issued by a corporation or commercial bank.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Dollar roll transaction - the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to buy similar, but not identical, securities at a future date.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First Boston Convertible Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security issued by a foreign company or government.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - in the case of municipal securities, a long-term rating of A or higher from Duff & Phelps Credit Rating Co. (D&P), Fitch, S&P, Thomson BankWatch, Inc. (BankWatch), or Moody's in the case of certain bonds that are lacking a short-term rating from the required number of NRSROs; rated D-1 or higher by D&P, F-1 or higher by Fitch, SP-1 by S&P, or MIG-1 by Moody's in the case of notes; rated D-1 or higher by D&P, F-1 or higher by Fitch, or VMIG-1 by Moody's in the case of variable rate demand notes; or rated D-1 or higher by D&P, F-1 or higher by Fitch, A-1 or higher by S&P or Prime-1 by Moody's in the case of tax-exempt commercial paper. The portfolio management team may consider an unrated municipal security to be investment grade if the team believes it to be of comparable quality, based on guidelines provided by the Fund's Board of Directors. Please see the SAI for more information about credit ratings.

 IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested.

 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested.

 Lehman Aggregate Bond Index - an index made up of the Lehman
 Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indexes include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested.

 Lehman Government Bond Index - an index of government bonds with an average maturity of approximately nine years. All dividends are reinvested.

 Lehman Government/Corporate Bond Index - an index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested.

 Lehman Intermediate Government Bond Index - an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested.

 Lehman Intermediate Treasury Index - an index of U.S. Treasury securities with maturities of three to 10 years. All dividends are reinvested.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 5001 - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P MidCap 4001 - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SmallCap 6001 - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P/BARRA SmallCap Value Index1 - an unmanaged index of a group of stocks from the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. It is weighted by market capitalization, and is not available for investment.

 S&P/BARRA Value Index1 - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization, and is not available for investment.

 Salomon Brothers Mortgage Index - an index of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Wilshire 5000 Equity Index - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7, 000 companies. The index is weighted by market capitalization and is not available for investment.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

 (1)S&P and BARRA have not reviewed any stock included in the S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of the McGraw-Hill Companies, Inc.

[GRAPHIC]     Where to find more information

 You'll find more information about the Equity, International, Index, Balanced, Fixed Income and Municipal Bond Funds in the following documents:


[GRAPHIC]     Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]     Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.765.2668

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nationsbank.com/nationsfunds

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.


        Public Reference Section of the SEC
        Washington, DC 20549-6009

        1.800.SEC.0330

        www.sec.gov


SEC file numbers:


Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614
Nations Reserves, 811-6030


NF-COMPROPA-8/99

                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                          NATION FUND PORTFOLIOS, INC.

                          NATIONS EMERGING MARKETS FUND
                        NATIONS INTERNATIONAL VALUE FUND
                        NATIONS INTERNATIONAL EQUITY FUND
                      NATIONS MARSICO FOCUSED EQUITIES FUND
                      NATIONS MARSICO GROWTH & INCOME FUND
                               (THE "NAMED FUNDS")

                                NATIONS RESERVES

                          Supplement -- August 1, 1999

      In March 1999, the Boards of Directors/Trustees of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., and Nations Reserves approved the reorganization of the Named Funds into substantially identical shell funds of Nations Reserves. If the reorganizations are approved by shareholders, they are expected to occur on or about August 20, 1999 (the "Closing Date"). On the Closing Date, the attached "prospectus," which is currently the prospectus for the Named Funds (as portfolios in Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc.), will become the prospectus for the Named Funds (as portfolios in Nations Reserves).

      The attached prospectus for the Named Funds is modified as follows, until the Closing Date, when this supplement automatically expires:

1. by deleting the phrase "August 20, 1999 for marked (*) Funds" from the front cover.

2. by deleting "SEC File Number: Nations Institutional Reserves, 811-6030," as it relates to the Named Funds, from the back cover, and inserting in its place the following: For Nations Emerging Markets Fund
         - "SEC File Number: Nations Fund Portfolios, Inc., 811-08982;" For Nations International Value Fund and Nations International Equity Fund
         - "SEC File Number: Nations Fund, Inc., 811-04614;" and For Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund
         - "SEC File Number: Nations Fund Trust, 811-04305."

3. Nations Emerging Markets Fund and Nations International Value Fund will not have the flexibility to adopt a master-feeder structure before August 20, 1999. Until that date, all disclosure regarding this flexibility should be disregarded.

4. Nations International Equity Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund will not adopt a master-feeder structure before August 20, 1999. On that date, these Funds are expected to begin investing in the corresponding master portfolios of Nations Master Investment Trust as discussed in the prospectuses. Until that date, Nations International Equity Fund, Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund will continue to invest directly in securities, and all disclosure regarding the adoption by these Funds of a master-feeder structure should be disregarded.

INTERNATIONAL FUNDS
PROSPECTUS -- INVESTOR A, B AND C SHARES


                                                      AUGUST 1, 1999
                                                      AUGUST 20, 1999 FOR
                                                      MARKED (*) FUNDS


International Funds

NATIONS INTERNATIONAL VALUE FUND*
NATIONS INTERNATIONAL EQUITY FUND*

NATIONS INTERNATIONAL GROWTH FUND

NATIONS EMERGING MARKETS FUND*


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC INSURED
-----------------
MAY LOSE VALUE
-----------------
NO BANK GUARANTEE
-----------------

NATIONS FUNDS

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------



[GRAPHIC]    TERMS USED IN THIS PROSPECTUS




             IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.


[GRAPHIC]     YOU'LL FIND TERMS USED IN
              THIS PROSPECTUS ON PAGE 59.



             YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

             AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE FUNDS.

 This booklet, which is called a prospectus, tells you about Nations Funds International Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


 ABOUT THE FUNDS
 The International Funds focus on long-term growth by investing primarily in EQUITY SECURITIES of companies outside the United States.

 FOREIGN SECURITIES have the potential to provide you with higher returns than many other kinds of investments, but they involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

 ARE THESE FUNDS RIGHT FOR YOU?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The International Funds may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time


 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


 FOR MORE INFORMATION
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]   BANC OF AMERICA ADVISORS, INC.


             BANC OF AMERICA ADVISORS, INC. (BAAI)* IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. BAAI IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. BAAI AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.



[GRAPHIC]      BAAI AND THE SUB-ADVISERS
               STARTING ON PAGE 25.



               *BAAI'S NAME IS EXPECTED TO BE CHANGED FROM NATIONSBANC ADVISORS, INC. ON OR ABOUT SEPTEMBER 1, 1999.



[GRAPHIC]      About the International Funds


NATIONS INTERNATIONAL VALUE FUND                                         4
Sub-adviser: Brandes Investment Partners, L.P.
-------------------------------------------------------------
NATIONS INTERNATIONAL EQUITY FUND                                        9
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc., and Putnam Investment Management,
Inc.
-------------------------------------------------------------
NATIONS INTERNATIONAL GROWTH FUND                                       14
Sub-adviser: Gartmore Global Partners
-------------------------------------------------------------
NATIONS EMERGING MARKETS FUND                                           18
Sub-adviser: Gartmore Global Partners
-------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                             23
-------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                               25


[GRAPHIC]     About your investment

INFORMATION FOR INVESTORS
  Choosing a share class                                                31
  Buying, selling and exchanging shares                                 40
  How selling and servicing agents are paid                             48
  Distributions and taxes                                               50
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                    52
-------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                           59
-------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                                  BACK COVER

ABOUT THE INTERNATIONAL FUNDS
--------------------------------------------------------------------------------

[GRAPHIC]    ABOUT THE SUB-ADVISER


             BRANDES INVESTMENT PARTNERS, L.P.
             (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES'S LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]     YOU'LL FIND MORE ABOUT
              BRANDES ON PAGE 26.


[GRAPHIC]     WHAT IS THE GRAHAM AND
              DODD APPROACH TO INVESTING?


             BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA.


             THE TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE FUND LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.


 Nations International Value Fund

[GRAPHIC]    INVESTMENT OBJECTIVE


        This Fund seeks long-term capital appreciation by investing primarily in EQUITY SECURITIES of foreign issuers, including emerging markets countries.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Fund typically invests in at least three countries other than the United States at any one time.

 The Fund primarily invests in COMMON STOCKS, PREFERRED STOCKS and CONVERTIBLE SECURITIES, either directly or indirectly through closed-end investment companies and DEPOSITARY RECEIPTS.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

 The team uses FUNDAMENTAL ANALYSIS to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[GRAPHIC]    LIMITS ON INVESTMENTS

             TO HELP MANAGE RISK, THE
             FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN
             INVESTMENT IS MADE:

     o THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.


     o IT MAY NOT INVEST MORE THAN THE HIGHER OF:

      o 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

      o 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (TO A MAXIMUM OF 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).


     o IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.


[GRAPHIC]    YOU'LL FIND MORE ABOUT
             OTHER RISKS OF INVESTING IN
             THIS FUND STARTING ON
             PAGE 23 AND IN THE SAI.


[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.



[GRAPHIC]    RISKS AND OTHER THINGS TO CONSIDER


        Nations International Value Fund has the following risks:


     o INVESTMENT STRATEGY RISK - The management team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.


     o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o CHANGING TO A FEEDER FUND - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. Management currently intends to propose that the Fund change to a feeder fund within the next year, but only if other feeder funds are likely to also invest in the master portfolio. We don't require shareholder approval to make the change, but we'll notify you if it happens.

       If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 10.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

[GRAPHIC]    FOR INFORMATION ABOUT THE PERFORMANCE OF OTHER INTERNATIONAL FUNDS
             MANAGED BY BRANDES, SEE HOW THE FUNDS ARE MANAGED.



[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


[BAR CHART APPEARS HERE]

1995      1996      1997      1998
-0.54%*   15.32%    20.38%    11.82%

          *Return is from inception (12-27-95) to 12-31-95


        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  22.40%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             20.13%
  Worst: 3rd quarter 1998:            -16.57%



        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998*
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.




                                1 year      Since inception
  Investor A Shares            5.42%        13.27  %
  MSCI EAFE Index             20.33%         9.31%*



         * Investor B and C Shares have been in operation for less than a full calendar year so no performance information for the classes shares has been included in this prospectus.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.

             TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        SHAREHOLDER FEES                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)    Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                             5.75%       none          none
        Maximum deferred sales charge (load),
        as a % of net asset value                none(1)        5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                       none(4)        none          none

        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                            0.90%        0.90  %       0.90  %
        Distribution (12b-1) and shareholder
        servicing fees                             0.25%        1.00  %       1.00  %
        Other expenses                             0.50%        0.50  %       0.50  %
                                                 ------        --------      --------
        Total annual Fund operating expenses       1.65%        2.40  %       2.40  %
        Fee waivers and/or reimbursements         (0.10)%      (0.10) %      (0.10) %
                                                 ------        --------      --------
        Total net expenses(6)                      1.55%        2.30  %       2.30  %
                                                 ======        ========      ========


        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 33 for details.

        (2)This charge decreases over time. Please see page 34 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 33 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 35 for details.

        (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 33 for details.

        (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2000. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire in July 31, 2000 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 year     3 years     5 years     10 years
  Investor A Shares     $724       $1,057      $1,413      $2,413
  Investor B Shares     $733       $1,039      $1,471      $2,543
  Investor C Shares     $333       $  739      $1,271      $2,729



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                         1 year     3 years     5 years     10 years
  Investor B Shares     $233       $739        $1,271      $2,543
  Investor C Shares     $233       $739        $1,271      $2,729

ABOUT THE INTERNATIONAL FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]   ABOUT THE SUB-ADVISERS


             THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER" FUND. A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

             BAAI IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. GARTMORE GLOBAL PARTNERS (GARTMORE), INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AND PUTNAM INVESTMENT MANAGEMENT INC. (PUTNAM) EACH MANAGE APPROXIMATELY ONE-THIRD OF THE ASSETS OF THE MASTER PORTFOLIO. SIX PORTFOLIO MANAGERS FROM GARTMORE, INVESCO'S INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM AND PUTNAM'S CORE INTERNATIONAL EQUITY GROUP MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTION OF THE MASTER PORTFOLIO.



[GRAPHIC]    YOU'LL FIND MORE ABOUT
             GARTMORE, INVESCO AND
             PUTNAM STARTING ON
             PAGE 27.

[GRAPHIC]    WHY INVEST IN AN INTERNATIONAL
             EQUITY FUND?


             INTERNATIONAL EQUITY FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.


     Nations International Equity Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks long-term capital growth by investing primarily in EQUITY SECURITIES of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, CONVERTIBLE SECURITIES, REAL ESTATE INVESTMENT TRUST securities and DEPOSITARY RECEIPTS.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top down," allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom up" approach, focusing exclusively on stock selection, and looking for sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom up" stock selection with "top down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]   YOU'LL FIND MORE ABOUT
            OTHER RISKS OF INVESTING IN
            THIS FUND STARTING ON
            PAGE 23 AND IN THE SAI.



[GRAPHIC]   RISKS AND OTHER THINGS TO CONSIDER


     Nations International Equity Fund has the following risks:

     o INVESTMENT STRATEGY RISK - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

     o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o STOCK MARKET RISK - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o FUTURES RISK - This Master Portfolio may use FUTURES CONTRACTS to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o INVESTING IN THE MASTER PORTFOLIO - The Fund began investing in the Master Portfolio in August 1999. Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so. It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE


        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR

        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.


1992      1993      1994      1995      1996      1997      1998
-8.86%*   26.90%    2.21%     8.21%     8.14%     1.04%     16.40%

                *Return is from inception (6-3-92) to 12-31-92.

[GRAPHIC]   YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  4.09%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             17.71%
  Worst: 3rd quarter 1998:            -13.88%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE INDEX (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.




                          1 year      5 years     Since inception
  Investor A Shares      9.73%       5.80%          6.72  %
  Investor B Shares     10.35%       6.03%          7.86  %
  Investor C Shares     14.35%       6.38%          7.43  %
  MSCI EAFE Index       20.33%       9.50%         10.68%**



        ** Return is from inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




        SHAREHOLDER FEES                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)  Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                            5.75%         none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                   none(1)      5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                          none(4)     none          none
        ANNUAL FUND OPERATING EXPENSES (5)
        (Expenses that are deducted from the Fund's assets)(6)
        Management fees                           0.80%          0.80  %       0.80  %
        Distribution (12b-1) and shareholder
        servicing fees                            0.25%          1.00  %       1.00  %
        Other expenses                            0.34%          0.34  %       0.34  %
                                                  ----          --------      --------
        Total annual Fund operating expenses(7)   1.39%          2.14  %       2.14  %
                                                  ====          ========      ========



        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 33 for details.

        (2)This charge decreases over time. Please see page 34 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 33 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 35 for details.

        (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 33 for details.

        (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (6)These fees and expenses include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        (7)Nations International Equity Fund's investment adviser and/or some of its other service providers have agreed to limit total annual Fund operating expenses to 1.40% for Investor A Shares, 2.15% for Investor B Shares, and 2.15% for Investor C Shares until May 2000. There is no guarantee that these limitations will continue after this date.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.

        EXAMPLE

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                         1 year     3 years     5 years     10 years
  Investor A Shares     $709       $990        $1,293      $2,151
  Investor B Shares     $717       $970        $1,349      $2,282
  Investor C Shares     $317       $670        $1,149      $2,472



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                         1 year     3 years     5 years     10 years
  Investor B Shares     $217       $670        $1,149      $2,282
  Investor C Shares     $217       $670        $1,149      $2,472

ABOUT THE INTERNATIONAL FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]    ABOUT THE SUB-ADVISER

             GARTMORE IS THIS FUND'S SUB-ADVISER. BRIAN O'NEILL, THE PRINCIPAL SENIOR INVESTMENT MANAGER OF THE GARTMORE GLOBAL PORTFOLIO TEAM, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.


[GRAPHIC]    YOU'LL FIND MORE ABOUT
             GARTMORE ON PAGE 27.


[GRAPHIC]    WHAT IS AN INTERNATIONAL GROWTH FUND?

             INTERNATIONAL GROWTH FUNDS INVEST IN COMPANIES AROUND THE WORLD THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN STRONG INDUSTRY SECTORS.


             THE PORTFOLIO MANAGER FOR THIS FUND LOOKS FOR COMPANIES WITH EARNINGS GROWTH THAT IS EXPECTED TO BE HIGHER THAN OTHER INVESTORS BELIEVE, AND THEN SELLS THESE INVESTMENTS WHEN GROWTH MAY BE LOWER THAN OTHERS EXPECT.


 Nations International Growth Fund

[GRAPHIC]    INVESTMENT OBJECTIVE

        This Fund seeks long-term capital growth by investing primarily in EQUITY SECURITIES of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


[GRAPHIC]    PRINCIPAL INVESTMENT STRATEGIES


        The Fund normally invests at least 65% of its assets in foreign companies listed on major exchanges in Europe and the Pacific Basin. These companies can be of any size.

 The Fund invests in COMMON STOCKS, PREFERRED STOCKS and CONVERTIBLE SECURITIES, such as WARRANTS, RIGHTS and CONVERTIBLE DEBT.

 The Fund may invest up to 35% of its assets in securities of issuers located in developing countries in the Asia and Pacific regions, Africa, Latin America and Eastern Europe.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The Fund will generally hold 50 to 80 securities invested in approximately 10 industry sectors within 15 to 20 stock markets.

 The portfolio manager uses a "bottom-up" approach to selecting securities, looking for companies with:

  o high quality and sustainable earnings

  o high growth potential over a two-year investment horizon

  o quality management teams

  o the ability to finance growth internally


  o strong financial results



 Throughout the investment process, the portfolio manager balances the Fund's emphasis on growth companies with a sensitivity to securities prices.


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]     YOU'LL FIND MORE ABOUT
              OTHER RISKS OF INVESTING
              IN THIS FUND STARTING ON
              PAGE 23 AND IN THE SAI.


[GRAPHIC]     MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
              CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
              EXPENSES.


[GRAPHIC]     RISKS AND OTHER THINGS TO CONSIDER


      Nations International Growth Fund has the following risks:

      o INVESTMENT STRATEGY RISK - The portfolio manager chooses stocks believed to have the potential for high growth. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

      o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

      o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


[GRAPHIC]     A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.


        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses,

[BAR CHART APPEARS HERE]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
22.99%    -14.77%   11.81%    -3.42%    -28.48%   -0.28%    13.73%    10.89%    1.88%     19.85%



        YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  3.00%

[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  Best: 4th quarter 1998:             20.96%
  Worst: 3rd quarter 1990:            -21.73%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE INDEX (Morgan Stanley Capital International Europe, Australasia and Far East Index), an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.



                                                                   Since
                           1 year      5 years     10 years      inception
  Investor A Shares     12.94%        7.67%       7.72%         11.47  %
  Investor B Shares     14.57%          --          --           6.74  %
  Investor C Shares     18.91%          --          --          10.35  %
  MSCI EAFE Index       20.33%        9.50%       5.85%         12.75%*



        *Return is from inception of index (12-31-69).


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        SHAREHOLDER FEES                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)    Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                                5.75%         none          none
        Maximum deferred sales charge (load),
        as a % of net asset value                       none(1)     5.00%(2)      1.00%(3)
        Redemption fee, as a % of the amount sold       none(4)     none          none
        ANNUAL FUND OPERATING EXPENSES(5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                               0.80%          0.80  %       0.80  %
        Distribution (12b-1) and shareholder
        servicing fees                                0.25%          1.00  %       1.00  %
        Other expenses                                0.42%          0.42  %       0.42  %
                                                      ----          --------      --------
        Total annual Fund operating expenses          1.47%          2.22  %       2.22  %
                                                      ====          ========      ========


        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 33 for details.

        (2)This charge decreases over time. Please see page 34 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 33 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 35 for details.

        (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 33 for details.

        (5)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                         1 year     3 years     5 years     10 years
  Investor A Shares     $716       $1,014      $1,333      $2,235
  Investor B Shares     $725       $  994      $1,390      $2,365
  Investor C Shares     $325       $  694      $1,190      $2,554



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:




                         1 year     3 years     5 years     10 years
  Investor B Shares     $225       $694        $1,190      $2,365
  Investor C Shares     $225       $694        $1,190      $2,554

ABOUT THE INTERNATIONAL FUNDS
--------------------------------------------------------------------------------


[GRAPHIC]      ABOUT THE SUB-ADVISER



             GARTMORE IS THIS FUND'S SUB-ADVISER. CHRISTOPHER PALMER, A SENIOR INVESTMENT MANAGER ON THE GARTMORE EMERGING MARKETS TEAM, MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.



[GRAPHIC]      YOU'LL FIND MORE ABOUT
               GARTMORE ON PAGE 27.



[GRAPHIC]      WHAT'S AN EMERGING MARKET?


             THIS FUND CONSIDERS A COUNTRY TO
             BE AN EMERGING MARKET IF:

     o THE INTERNATIONAL FINANCE CORPORATION HAS DEFINED IT AS AN EMERGING
       MARKET,


     o IT HAS A LOW-TO-MIDDLE INCOME ECONOMY ACCORDING TO THE WORLD BANK, OR

     o IT'S LISTED AS DEVELOPING IN WORLD BANK PUBLICATIONS.



             THERE ARE OVER 25 COUNTRIES THAT CURRENTLY QUALIFY AS EMERGING MARKETS, INCLUDING ARGENTINA, BRAZIL, CHILE, CHINA, THE CZECH REPUBLIC, COLOMBIA, ECUADOR, GREECE, HONG KONG, INDONESIA, INDIA, MALAYSIA, MEXICO, THE PHILIPPINES, POLAND, PORTUGAL, PERU, RUSSIA, SINGAPORE, SOUTH AFRICA, THAILAND, TAIWAN AND TURKEY.


     Nations Emerging Markets Fund


[GRAPHIC]      INVESTMENT OBJECTIVE

        This Fund seeks long-term capital growth by investing primarily in EQUITY SECURITIES of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

[GRAPHIC]      PRINCIPAL INVESTMENT STRATEGIES

        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.


 The Fund normally invests in COMMON STOCKS, PREFERRED STOCKS, CONVERTIBLE SECURITIES, equity interests in foreign investment funds or trusts, and DEPOSITARY RECEIPTS.

 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

 The manager starts with approximately 800 companies in the most promising markets, and:

  o uses fundamental research to select 80 to 100 stocks in 15 or more countries, looking at earnings growth, financial resources, marketability, and other factors

  o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, or for other reasons.

[GRAPHIC]      YOU'LL FIND MORE ABOUT
               OTHER RISKS OF INVESTING IN
               THIS FUND STARTING ON
               PAGE 23 AND IN THE SAI.



[GRAPHIC]      RISKS AND OTHER THINGS TO CONSIDER


     Nations Emerging Markets Fund has the following risks:

     o INVESTMENT STRATEGY RISK - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

     o FOREIGN INVESTMENT RISK - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes also may apply to some foreign investments.

     o STOCK MARKET RISK - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

     o FUTURES RISK - This Fund may use FUTURES CONTRACTS to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

     o CHANGING TO A FEEDER FUND - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       This Fund may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. Management currently intends to propose that the Fund change to a feeder fund within the next year, but only if other feeder funds are likely to also invest in the master portfolio. We don't require shareholder approval to make the change, but we'll notify you if it happens.

       If the Fund becomes a feeder fund, it would have the additional risks of investing in a master portfolio. These are described on page 10.

[GRAPHIC]    MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET
             CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND
             EXPENSES.


[GRAPHIC]    THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES. THE
             INDEX'S RETURN DOES NOT REFLECT SALES CHARGES.


[GRAPHIC]    A LOOK AT THE FUND'S PERFORMANCE

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

        YEAR BY YEAR TOTAL RETURN FOR INVESTOR A SHARES (%) AS OF DECEMBER 31 EACH YEAR
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, and would be lower if they did. Returns for Investor B and Investor C Shares are different because they have their own expenses, pricing and sales charges.



[BAR CHART APPEARS HERE]

                        1995    1996    1997      1998
                        ----    ----    ----      ----
                       -2.30%*  8.50%   -3.20%  -25.78%

         *Return is from inception (6-30-95) to 12-31-95.

         YEAR-TO-DATE RETURN AS OF JUNE 30, 1999:  38.54%

        BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD



  Best: 4th quarter 1998:             15.94%
  Worst: 3rd quarter 1998:            -24.26%


        AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

        The table shows the Fund's average annual total return for each period, compared with the IFC INVESTABLES INDEX, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization.



                                     1 year       Since inception
  Investor A Shares                -30.02%          -9.03%
  Investor B Shares                -29.95%          -8.94%
  Investor C Shares                -27.07%          -8.02%
  IFC Investables Index            20.33%          10.49%**



        ** From inception of Investor A Shares. The inception dates for classes shown may vary.

[GRAPHIC]    THERE ARE TWO KINDS OF FEES -- SALES CHARGES YOU PAY DIRECTLY, AND
             ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S
             ASSETS.


[GRAPHIC]    WHAT IT COSTS TO INVEST IN THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        SHAREHOLDER FEES                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)    Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                            5.75%         none          none
        Maximum deferred sales charge (load)
        as a % of net asset value                   none(1)     5.00%(2)      1.00%(3)
        Redemption fee, as a %
        of the amount sold                          none(4)     none          none
        ANNUAL FUND OPERATING EXPENSES (5)
        (Expenses that are deducted from the Fund's assets)
        Management fees                           1.00%          1.00  %       1.00  %
        Distribution (12b-1) and shareholder
        servicing fees                            0.25%          1.00  %       1.00  %
        Other expenses                            0.99%          0.99  %       0.99  %
                                                  ----          --------      --------
        Total annual Fund operating expenses(6)   2.24%          2.99  %       2.99  %
                                                  ====          ========      ========



        (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 33 for details.

        (2)This charge decreases over time. Please see page 34 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 33 for details.

        (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 35 for details.

        (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 33 for details.

        (5)The figures contained in the above tables are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (6)Nations Emerging Market Fund's investment adviser is voluntarily limiting total annual Fund operating expenses to 2.15% for Investor A Shares, 2.90% for Investor B Shares, and 2.90% for Investor C Shares. There is no guarantee that these limitations will continue. This limit is not reflected in the table above.

[GRAPHIC]    THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR
             LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S
             ACTUAL EXPENSES AND PERFORMANCE.


        EXAMPLE
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 year     3 years     5 years     10 years
  Investor A Shares     $789       $1,236      $1,708      $3,006
  Investor B Shares     $802       $1,224      $1,772      $3,133
  Investor C Shares     $402       $  924      $1,572      $3,308



        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                         1 year     3 years     5 years     10 years
  Investor B Shares     $302       $924        $1,572      $3,133
  Investor C Shares     $302       $924        $1,572      $3,308

[GRAPHIC]    Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o CHANGING INVESTMENT OBJECTIVES AND POLICIES - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o HOLDING OTHER KINDS OF INVESTMENTS - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o FOREIGN INVESTMENT RISK - Funds that invest in FOREIGN SECURITIES may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

     o EMERGING MARKETS RISK - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic factors in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.


     o INVESTING DEFENSIVELY - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o PORTFOLIO TURNOVER - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term CAPITAL GAINS to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short- term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

     o PREPARING FOR THE YEAR 2000 - The year 2000 is an issue for organizations, companies and entities around the world that rely on computer systems to process date-related information. Computer systems that cannot read a four-digit year may not be able to calculate and process information on or after January 1, 2000.

       All of the Funds' primary service providers have confirmed that they have been working to make the necessary changes to their systems, and that they expect them to be adapted in time. There is no guarantee, however, that their computer systems will be ready by the year 2000. If their computer systems are not ready in time, there could be a negative effect on Fund operations.

       A Fund's performance could also be affected if securities it holds decrease in value because of year 2000 issues. Funds that invest in foreign securities may be at greater risk because the computer systems of foreign issuers, governments or other entities may not be ready for the year 2000.

[GRAPHIC]    BANC OF AMERICA ADVISORS, INC.

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255


[GRAPHIC]    How the Funds are managed

     INVESTMENT ADVISER

 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the International Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until May 2000 or July 31, 2000. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after these dates.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


     ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS



                                             Maximum        Actual fee paid
                                          advisory fee(1)   last fiscal year
  Nations International Value Fund       0.90%             0.91%
  Nations International Equity Fund(2)   0.80%             0.90%
  Nations International Growth Fund      0.80%             0.81%
  Nations Emerging Markets Fund          1.00%             0.90%



 (1)These fees are the current contract levels, which have been reduced from the contract levels that were in effect during the last fiscal year.

 (2)This Fund doesn't have its own investment adviser because it invests in Nations International Equity Master Portfolio. BAAI is the investment adviser to the Master Portfolio.

[GRAPHIC]    BRANDES INVESTMENT
             PARTNERS, L.P.

             12750 HIGH BLUFF DRIVE
             SAN DIEGO, CALIFORNIA 92130

 INVESTMENT SUB-ADVISERS
 Nations Funds and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Funds. These sub-advisers function under the supervision of BAAI and the Boards of Directors/Trustees of Nations Funds.



 BRANDES INVESTMENT PARTNERS, L.P.

 Founded in 1974, Brandes is an investment advisory firm with 46 investment professionals who manage more than $30 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations International Value Fund. Brandes's Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.


 PERFORMANCE OF OTHER INTERNATIONAL EQUITY FUNDS MANAGED BY BRANDES

 Nations International Value Fund has been in operation since December 27, 1995. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over a longer period in the past.

 The Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Fund.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE INDEX for the periods ending December 31, 1998. The returns reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998




                                    Brandes        MSCI EAFE
                                 Composite (%)     Index (%)
  one year                      15.03%            20.33%
  three years                   17.12%             9.00%
  five years                    12.13%             9.19%
  since inception (6/30/90)     18.10%             6.97%

[GRAPHIC]    GARTMORE GLOBAL PARTNERS

             ONE BANK OF AMERICA PLAZA
             CHARLOTTE, NORTH CAROLINA 28255

     AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998




               Brandes         MSCI EAFE
            Composite (%)      Index (%)
  1998      15.03%             20.33%
  1997      20.00%              1.78%
  1996      16.34%              6.05%
  1995      13.75%             11.21%
  1994      (2.98)%             7.78%
  1993      40.86%             32.56%
  1992       6.28%            (12.17)%
  1991      40.17%             12.13%


 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.


 GARTMORE GLOBAL PARTNERS

 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $1 billion in assets.

 Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America, and Gartmore U.S. Limited, an indirect, wholly-owned subsidiary of Gartmore Investment Management plc, a UK holding company for a leading UK-based international fund management group of companies.


 Gartmore follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.


 Gartmore is co-investment sub-adviser to:



  o Nations International Equity Master Portfolio



 Gartmore is the investment sub-adviser to:

  o Nations International Growth Fund

  o Nations Emerging Markets Fund

 Nations International Equity Master Portfolio is co-managed by six portfolio managers:


 CHRISTOPHER PALMER has been responsible since May 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

 SEOK TEOH has been responsible since June 1998 for investments in Asia. Ms. Teoh has been with Gartmore since 1990 as the London based manager of its Far East Team. Previously, she managed four equity funds for Rothschild Asset Management in Tokyo and Singapore, and was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh is native to Singapore and is fluent in Mandarin and Cantonese. She received an Economics degree from the University of Durham.

 JOHN STEWART has shared responsibility with Nick Reid for investments in Japan since August 1999. He is also senior investment manager for the Gartmore Japanese Equities Team and is responsible for managing specialist institutional portfolios and providing input to the global asset allocation team in London. Mr. Stewart joined Gartmore in 1992, after starting his career at the London office of Prudential Portfolio Managers. He graduated from Loughborough University in 1991 with a BS Honors degree in Banking and Finance. Mr. Stewart is also a member of the Institute of Investment Management and Research, and the Chartered Institute of Bankers.

 NICK REID has shared responsibility with John Stewart for investments in Japan since August 1999. He has been investment manager for the Gartmore Japanese Equities Team since he joined Gartmore in 1994 and has specific responsibility for managing retail funds. Before he joined Gartmore, Mr. Reid was an United Kingdom Smaller Companies Analyst with Panmure Gordon and a fund manager covering Japanese and other Asian markets with Refuge Assurance. He graduated from Cambridge University in 1989 with an honors degree in History. Mr. Reid is also an associate member of the Institute of Investment Management and Research.

 STEPHEN JONES has been responsible for investments in Europe since 1998. He is also head of Gartmore European Equities. Mr. Jones joined Gartmore in 1994 and was appointed head of the European equity team in 1995. He began his career at The Prudential in 1984, and became a European equities investment manager in 1987, focusing on France, Belgium and Switzerland. He graduated from Manchester University in 1984 with an honors degree in Economics.

[GRAPHIC]    INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.

             1315 PEACHTREE STREET, N.E.
             ATLANTA, GEORGIA 30309



[GRAPHIC]    PUTNAM INVESTMENT MANAGEMENT, INC.

             ONE POST OFFICE SQUARE
             BOSTON, MASSACHUSETTS 02109


 STEPHEN WATSON has been responsible since June 1998 for allocating assets among the various regions and for determining investments in regions not covered by the other portfolio managers. He was the sole portfolio manager from February 1995 to June 1998. Mr. Watson joined Gartmore in 1993 as a global fund manager, and is the chief investment officer of Gartmore Global Partners and a member of Gartmore's global policy group. Before joining Gartmore, he was director and global fund manager with James Capel Fund Managers, London, as well as client service manager for international clients. He was in Capel-Cure Myers' portfolio management division from 1980 to 1987, and began his career in 1976 with Samuel Motagu. He is a member of the Securities Institute.

 Nations International Growth Fund is managed by BRIAN O'NEILL, the principal senior investment manager of the Gartmore Global Portfolio Team at Gartmore Global Partners. He has managed the Fund since 1997. Before joining Gartmore in 1981, Mr. O'Neill was a fund manager in global equities at Antony Gibbs & Sons and an investment analyst at Royal Insurance. He graduated from Glasgow University in 1969 with a MA Honors degree in Political Economy.

 Nations Emerging Markets Fund is managed by Christopher Palmer, a senior investment manager on the Gartmore Emerging Markets Team. He has managed the Fund since August 1999. He also co-manages Nations International Equity Master Portfolio.


 INVESCO GLOBAL ASSET MANAGEMENT (N.A), INC.

 INVESCO is a division of INVESCO Global, a publicly traded investment management firm located in London, England, and a wholly-owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company, which is also located in London.

 INVESCO is one of three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Fund.


 PUTNAM INVESTMENT MANAGEMENT, INC.

 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Fund.

[GRAPHIC]    STEPHENS INC.

             111 CENTER STREET
             LITTLE ROCK, ARKANSAS 72201


[GRAPHIC]    FIRST DATA INVESTOR
             SERVICES GROUP, INC.


             101 FEDERAL STREET
             BOSTON, MASSACHUSETTS 02110


 OTHER SERVICE PROVIDERS

 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.22% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


 First Data Investor Services Group, Inc. (First Data) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC]    WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE
             PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING
             AGENT or SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING
             AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT
             PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS,
             BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL
             INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.


[GRAPHIC]    FOR MORE INFORMATION
             ABOUT HOW TO CHOOSE A
             SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR
             CALL US AT 1.800.321.7854.


[GRAPHIC]    BEFORE YOU INVEST, PLEASE
             NOTE THAT OVER TIME,
             DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES
             WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE
             THAN ANY SALES CHARGES
             YOU MAY PAY. FOR MORE INFORMATION, SEE HOW
             SELLING AND SERVICING
             AGENTS ARE PAID.


[GRAPHIC]    Choosing a share class


 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees of the share classes.



                               Investor A             Investor B            Investor C
                                 Shares                 Shares                Shares
  Maximum amount               no limit          $250,000               no limit
  you can buy
  Maximum front-end              5.75%              none                   none
  sales charge
  Maximum deferred              none(1)            5.00%(2)              1.00%(3)
  sales charge
  Redemption fee                none(4)            none                   none
  Maximum annual                 0.25%             0.75  %               0.75  %
  distribution           distribution            distribution           distribution
  and shareholder        (12b-1)/service fee     (12b-1) fee and        (12b-1) fee and
  servicing fees                                 0.25% service fee      0.25% service fee
  Conversion feature             none            yes                    none



 (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Different charges may apply to purchases made prior to August 1, 1999. Please see page 33 for details.

 (2)This charge decreases over time. Please see page 34 for details. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see page 34 for details.

 (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see page 35 for details.

 (4)A 1.00% redemption fee applies to investors who bought $1 million or more of Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them. The fee is paid to the Fund. Please see page 33 for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

[GRAPHIC]    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS
             ANY SALES CHARGE THAT APPLIES.


             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.




[GRAPHIC]     ABOUT INVESTOR A SHARES


        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.


        FRONT-END SALES CHARGE
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

     o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE

     o you're reinvesting distributions


        The sales charge you'll pay depends on the amount you're investing -- the larger the investment, the smaller the sales charge.




                                                                      Amounts
                                                                retained by selling
                            Sales charge      Sales charge            agents
                           as a % of the      as a % of the        as a % of the
                           offering price    net asset value      offering price
Amount you bought            per share          per share            per share
$        0-$49,999           5.75%             6.10%              5.00  %
$  50,000- $99,999           4.50%             4.71%              3.75  %
$ 100,000-$249,999           3.50%             3.63%              2.75  %
$ 250,000-$499,999           2.50%             2.56%              2.00  %
$ 500,000-$999,999           2.00%             2.04%              1.75  %
$1,000,000 or more           0.00%             0.00%              1.00%(1)



        (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
           on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

        CONTINGENT DEFERRED SALES CHARGE

     If you own or buy $1,000,000 or more of Investor A Shares, there are two situations when you'll pay a CDSC:

     o If you bought your shares before August 1, 1999, and you sell them:

       o during the first year you own them, you'll pay a CDSC of 1.00%

       o during the second year you own them, you'll pay a CDSC of 0.50%

     o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.


        The CDSC is calculated from the day your purchase is accepted (the TRADE DATE). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.



     REDEMPTION FEE
     There are two situations when we'll charge a 1% redemption fee on the sale of Investor A Shares:

     o if you bought $1,000,000 or more Investor A Shares between July 31, 1997 and November 15, 1998 and sell them within 18 months of buying them

     o if an employee benefit plan made its initial investment in Investor A Shares between July 31, 1997 and November 15, 1998 and sold those shares within 18 months of buying them because the plan sold all of its Nations Funds holdings


     This fee is deducted from the amount sold and is paid to the Fund. The Fund can reduce or cancel the fee at any time.


[GRAPHIC]      ABOUT INVESTOR B SHARES


        You can buy up to $250,000 of Investor B Shares at a time. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.


     CONTINGENT DEFERRED SALES CHARGE
     You'll pay a CDSC when you sell your Investor B Shares, unless:

     o you bought the shares on or after January 1, 1996 and before August 1,
       1997


     o you received the shares from reinvested distributions

     o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 38

        The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.




 If you sell your shares during the
          following year:                         You'll pay a CDSC of:
-----------------------------------  ------------------------------------------------
                                                                                         Shares
                                                                                           you
                                                                                         bought       Shares
                                        Shares                                         on or after     you
                                      you bought       Shares you bought between        1/1/1996      bought
                                         after          8/1/1997 and 11/15/1998        and before     before
                                      11/15/1998       in the following amounts:        8/1/1997     1/1/1996
                                     ------------ ----------------------------------- ------------  ---------
                                                                 $250,000-  $500,000-
                                                   $0-$249,999   $499,999   $999,999
 the first year you own them            5.0%          5.0%         3.0%       2.0%        none     5.0%
 the second year you own them           4.0%          4.0%         2.0%       1.0%        none     4.0%
 the third year you own them            3.0%          3.0%         1.0%       none        none     3.0%
 the fourth year you own them           3.0%          3.0%         none       none        none     2.0%
 the fifth year you own them            2.0%          2.0%         none       none        none     2.0%
 the sixth year you own them            1.0%          1.0%         none       none        none     1.0%
 after six years of owning them         none          none         none       none        none     none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.


        ABOUT THE CONVERSION FEATURE
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                       eight years
  between August 1, 1997
  and November 15, 1998
$       0-$249,000                              nine years
$    250,000-$499,999                           six years
$    500,000-$999,999                           five years
  before August 1, 1997                         nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

     o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.


     o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on those shares will convert to Investor A Shares at the same time.

     o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

     o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Funds Money Market Fund.

     o Conversions are free from federal tax.

[GRAPHIC]    ABOUT INVESTOR C SHARES





        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


     CONTINGENT DEFERRED SALES CHARGE

     You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

     o you received the shares from reinvested distributions

     o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver on page 38

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

[GRAPHIC]    PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION
             ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.


             YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING SHARES.


             WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

        WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE


        FRONT-END SALES CHARGES
        (Investor A Shares)



     There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

     o COMBINE PURCHASES YOU'VE ALREADY MADE Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

     o COMBINE PURCHASES YOU PLAN TO MAKE

     By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

     o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

     o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

     o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

     o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

     o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.


     o COMBINE PURCHASES WITH FAMILY MEMBERS You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.


       The following investors can buy Investor A Shares without paying a front-end sales charge:


     o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

     o banks, trust companies and thrift institutions, acting as fiduciaries

     o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested through a trust account established with certain trustees and invested in the Funds within 90 days.


     o Nations Funds' Trustees, Directors and employees of its investment sub-advisers


     o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only


     o registered personnel and employees of these broker/dealers may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of their employer as long as these purchases are made for their own investment purposes

     o employees or partners of any service provider to the Funds

     o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts


     o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value



     The following plans can buy Investor A Shares without paying a front-end sales charge:


     o pension, profit-sharing or other employee benefit plans established under
       Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)


     o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:


     o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

     o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or


     o be an employer-sponsored plan with at least 100 eligible participants, or


     o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Stephens may pay selling agents up to 1.00% of the net asset value of Investor A Shares bought without a sales charge. Stephens may be reimbursed through any CDSC that applies.


        CONTINGENT DEFERRED SALES CHARGES
        (Investor A, Investor B and Investor C Shares)

        You won't pay a CDSC on the following transactions:


     o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner


     o the following retirement plan distributions:

           o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)


           o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

           o a tax-free return of an excess contribution to an IRA

           o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code


     o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

     o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

     o withdrawals made under the Automatic Withdrawal Plan described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.


        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. First Data, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]    WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY
             "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.



[GRAPHIC]    Buying, selling and exchanging shares

 You can invest in the Funds through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

                         Ways to
                      buy, sell or                 How much you can buy,
                        exchange                     sell or exchange                              Other things to know
                   ------------------  ------------------------------------------ --------------------------------------------------
 Buying shares     In a lump sum       minimum initial investment:                There is no limit to the amount you can invest in
                                       o $1,000 for regular accounts              Investor A and C Shares. You can invest up to
                                       o $500 for traditional and Roth IRA        $250,000 in Investor B Shares at a time.
                                       accounts
                                       o $250 for certain fee-based accounts
                                       o no minimum for certain retirement plan
                                       accounts like 401(k) plans and SEP
                                       accounts, but other restrictions apply
                                       minimum additional investment:
                                       o $100 for all accounts
                    Using our          minimum initial investment:                You can buy shares monthly, twice a month or
                    Systematic         o $100                                     quarterly, using automatic transfers from your
                    Investment Plan    minimum additional investment:             bank account.
                                       o $50
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares     In a lump sum      o you can sell up to $50,000 of your       We'll deduct any CDSC from the amount you're
                                       shares by telephone, otherwise there       selling and send you or your selling agent the
                                       are no limits to the amount you can sell   balance, usually within three business days of
                                       o other restrictions may apply to          receiving your order.
                                       withdrawals from retirement plan           If you paid for your shares with a check that
                                       accounts                                   wasn't certified, we'll hold the sale proceeds
                                                                                  when you sell those shares for at least 15 days
                                                                                  after the trade date of the purchase, or until the
                                                                                  check has cleared.
------------------------------------------------------------------------------------------------------------------------------------
                     Using our         o minimum $25 per withdrawal              Your account balance must be at least $10,000
                     Automatic                                                   to set up the plan. You can make withdrawals
                     Withdrawal Plan                                             monthly, twice a month or quarterly. We'll send
                                                                                 your money by check or deposit it directly to
                                                                                 your bank account. No CDSC is deducted if you
                                                                                 withdraw 12% or less of the value of your shares
                                                                                 in a class.
------------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   In a lump sum     o minimum $1,000 per exchange             You can exchange your Investor A Shares for
                                                                                 Investor A shares of any other Nations Fund,
                                                                                 except Index Funds. You won't pay a front-end
                                                                                 sales charge, CDSC or redemption fee on the
                                                                                 shares you're exchanging.
                                                                                 You can exchange your Investor B Shares for:
                                                                                 o Investor B Shares of any other Nations Fund,
                                                                                 except Nations Funds Money Market Funds
                                                                                 o Investor C Shares of Nations Funds Money
                                                                                 Market Funds (before October 1, 1999)
                                                                                 o Investor B Shares of Nations Reserves Money
                                                                                 Market Funds (on or after October 1, 1999)
                                                                                 You won't pay a CDSC on the shares you're
                                                                                 exchanging.
                                                                                 You can exchange your Investor C Shares for:
                                                                                 o Investor C Shares of any other Nations Fund,
                                                                                 except Nations Funds Money Market Funds
                                                                                 o Daily Shares of Nations Funds Money Market
                                                                                 Funds (before October 1, 1999)
                                                                                 o Investor C Shares of Nations Reserves Money
                                                                                 Market Funds (on or after October 1, 1999)
                                                                                 If you received Investor C Shares of a Fund from
                                                                                 an exchange of Investor A Shares of a Managed
                                                                                 Index Fund, you can also exchange these shares
                                                                                 for Investor A Shares of an Index Fund.
                                                                                 You won't pay a CDSC on the shares you're
                                                                                 exchanging.
------------------------------------------------------------------------------------------------------------------------------------
                      Using our          o minimum $25 per exchange              This feature is not available for Investor B
                                                                                 Shares. You must already have an investment in
                                                                                 the Funds you want to exchange. You can make
                                                                                 exchanges monthly or quarterly.

[GRAPHIC]    A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE)
             IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON
             THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES
             EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

             THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL
             HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.


 HOW SHARES ARE PRICED
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 VALUING SECURITIES IN A FUND
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair market value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 HOW ORDERS ARE PROCESSED

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, First Data or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the TRADE DATE. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.


 TELEPHONE ORDERS
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]    THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS
             ANY SALES CHARGE THAT APPLIES.


             THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.


[GRAPHIC]    BUYING SHARES


        Here are some general rules for buying shares:


          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.


          o Selling agents are responsible for sending orders to us and ensuring we receive your money on time.

          o Shares you buy are recorded on the books of the Fund. We don't issue certificates unless you ask for them in writing, and we don't issue certificates for fractions of shares.

        MINIMUM INITIAL INVESTMENT
        The minimum initial amount you can buy is usually $1,000.

        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:


          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts


          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this



        MINIMUM ADDITIONAL INVESTMENT

        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]      FOR MORE INFORMATION
               ABOUT TELEPHONE ORDERS,
               SEE PAGE 42.

 SYSTEMATIC INVESTMENT PLAN
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

  o You can buy shares twice a month, monthly or quarterly.

  o You can choose to have us transfer your money on or about the 15th or the last day of the month.


  o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.




[GRAPHIC]      SELLING SHARES

        Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.


          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, First Data or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.


          o If you're selling your shares directly through us, we'll send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.


          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared.


          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to First Data. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.


          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares, or delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[GRAPHIC]    YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVES AND
             POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS
             PROSPECTUS CAREFULLY.

        We may sell your shares:


          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this


          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and its customers


          o under certain other circumstances allowed under the 1940 Act

 AUTOMATIC WITHDRAWAL PLAN
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

          o Your account balance must be at least $10,000 to set up the plan.

          o If you set up the plan after you've opened your account, your signature must be guaranteed.

          o You can choose to have us transfer your money on or about the 15th or 25th of the month.

          o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

          o We'll send you a check or deposit the money directly to your bank account.

          o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC]      EXCHANGING SHARES


        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.


          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.


          o You may only make an exchange into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.


          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).


          o You cannot exchange any shares you own in certificate form until First Data has received the certificate and deposited the shares to your account.


        EXCHANGING INVESTOR A SHARES

        You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund except Index Funds.


        Here are some rules for exchanging Investor A Shares:


          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted later on when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.


     EXCHANGING INVESTOR B SHARES
        You can exchange Investor B Shares of a Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Investor C Shares of Nations Funds Money Market Funds (before October 1, 1999)

          o Investor B Shares of Nations Reserves Money Market Funds (on or after October 1, 1999)



        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


        If you received Investor C Shares of a Nations Funds Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

        EXCHANGING INVESTOR C SHARES

        You can exchange Investor C Shares of a Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds

          o Daily Shares of Nations Funds Money Market Funds (before October 1,
            1999)

          o Investor C Shares of Nations Reserves Money Market Funds (on or after October 1, 1999)

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Funds Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 AUTOMATIC EXCHANGE FEATURE
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

          o Here's how automatic exchanges work:


          o Send your request to First Data in writing or call 1.800.321.7854.

          o You must already have an investment in the Funds you want to exchange.


          o You can choose to have us transfer your money on or about the 15th or the last day of the month.

          o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]    THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU
             IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

             THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

             YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.


[GRAPHIC]    How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class you invest in. Selling agents typically pay a portion of the compensation they receive to their investment professionals.



 COMMISSIONS

 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.



 DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


     The amount of the fee depends on the class of shares you own:


                                 Maximum annual distribution (12b-1)
                                   and shareholder servicing fees
                            (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee , 0.25% servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% servicing fee


 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

  OTHER COMPENSATION

  Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds


  o additional amounts on all sales of shares:

     o up to 1.00% of the offering price per share of Investor A Shares


     o up to 1.00% of the net asset value per share of Investor B Shares

     o up to 1.00% of the net asset value per share of Investor C Shares


  o non-cash compensation like trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

 BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

[GRAPHIC]    THE POWER OF COMPOUNDING


             REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

             PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.


[GRAPHIC]    Distributions and taxes

 ABOUT DISTRIBUTIONS

 A mutual fund can make money two ways:


  o It can earn income. Examples are interest paid on bonds and dividends paid on COMMON STOCKS.


  o A fund can also have CAPITAL GAIN if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:



                                            Frequency of
Fund                                    income distributions
 Nations International Equity Fund           quarterly
 Nations International Growth Fund            annually
 Nations International Value Fund             annually
 Nations Emerging Markets Fund               quarterly


 A distribution is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the SETTLEMENT DATE (daily dividend Funds) or the TRADE DATE (all other Funds) of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]    THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY
             AFFECT YOUR INVESTMENT IN THE FUNDS. IT IS NOT INTENDED AS A
             SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR
             OWN TAX ADVISOR ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE
             AND LOCAL TAXES THAT MAY APPLY.

[GRAPHIC]      FOR MORE INFORMATION ABOUT
               TAXES, PLEASE SEE THE SAI.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.


 HOW TAXES AFFECT YOUR INVESTMENT

 Distributions of net investment income, net foreign currency gain and any excess of net short-term capital gain over net long-term capital loss, generally are taxable to you as ordinary income.

 Distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 FOREIGN TAXES

 Mutual funds that maintain most of their portfolio in foreign securities -- like the International Funds -- have special tax considerations. You'll generally be required to:



  o include in your gross income your proportional amount of foreign taxes paid by the fund


  o treat this amount as foreign taxes you paid directly



  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

 WITHHOLDING TAX

 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts deemed to be paid for "in kind" redemptions and exchanges) if:


  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  o the IRS informs us that you're otherwise subject to backup withholding



 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions paid to foreign shareholders.



 TAXATION OF REDEMPTIONS AND EXCHANGES
 Your redemptions (including redemptions "in kind") and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.


[GRAPHIC]    Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. Certain information for the Investor A Shares of Nations International Value Fund has been derived from the audited financial statements of the Emerald International Equity Fund (the predecessor portfolio). KPMG LLP were the independent auditors for the Emerald International Equity Fund for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997. The financial highlights of Nations International Growth Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.



NATIONS INTERNATIONAL VALUE FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                       PERIOD ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
Investor A Shares*                                       3/31/99#       5/15/98##       11/30/97      11/30/96**
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 15.44         $ 13.13         $ 11.29       $ 10.00
Net investment income                                   0.14            0.08            0.01          0.04
 Net realized and unrealized gain on investments        0.36            2.52            1.91          1.31
Net increase in net asset value from operations         0.50            2.60            1.92          1.35
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.17)            --           ( 0.01)       ( 0.04)
Dividends in excess of net investment income             --              --           ( 0.05)          --
 Distributions from net realized capital gains        ( 1.34)         ( 0.29)         ( 0.02)       ( 0.02)
Total dividends and distributions                     ( 1.51)         ( 0.29)         ( 0.08)       ( 0.06)
 Net asset value, end of period                       $ 14.43         $ 15.44         $ 13.13       $ 11.29
TOTAL RETURN++                                          1.75%          20.22%          17.11%        13.54%
===================================================   =======         =======         =======       =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $5,960          $5,128          $4,259        $  115
Ratio of operating expenses to average net assets       1.55%+          1.81%+          1.73%         0.00%+
 Ratio of net investment income to average net
 assets                                                 1.11%+          1.21%+          0.26%         1.83%+
Portfolio turnover rate                                  44%             88%              29%          50%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.64%+          1.82%+          1.93%        57.40%+



                           * The financial information for the fiscal periods through May 15, 1998 reflect the financial information for the Emerald International Equity Fund's Retail Shares, which were reorganized into the Investor A Shares as of May 22, 1998.
                           ** Nations International Value Investor A Shares commenced operations on December 27, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method. ## For the period from December 1, 1997 through May 15, 1998.


NATIONS INTERNATIONAL VALUE FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                                                       PERIOD ENDED
Investor B Shares                                      3/31/99***#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 14.33
Net investment income                                   0.06
 Net realized and unrealized gain on investments        0.76
Net increase in net asset value from operations         0.82
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.13)
Dividends in excess of net investment income             --
 Distributions from net realized capital gains        ( 0.62)
Total dividends and distributions                     ( 0.75)
 Net asset value, end of period                       $ 14.40
TOTAL RETURN++                                          1.25%
===================================================   =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $4,296
Ratio of operating expenses to average net assets       2.30%+
 Ratio of net investment income to average net
 assets                                                 0.36%+
Portfolio turnover rate                                  44%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.39%+



                           *** Nations International Value Investor B Shares commenced operations on May 28, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.


NATIONS INTERNATIONAL VALUE FUND                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                       PERIOD ENDED
Investor C Shares                                      3/31/99***#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 13.33
Net investment income                                   0.06
 Net realized and unrealized gain on investments        1.77
Net increase in net asset value from operations         1.83
 DISTRIBUTIONS:
Dividends from net investment income                  ( 0.13)
Dividends in excess of net investment income             --
 Distributions from net realized capital gains        ( 0.62)
Total dividends and distributions                     ( 0.75)
 Net asset value, end of period                       $ 14.41
TOTAL RETURN++                                          3.98%
===================================================   =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $  182
Ratio of operating expenses to average net assets       2.30%+
 Ratio of net investment income to average net
 assets                                                 0.36%+
Portfolio turnover rate                                  44%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.39%+



                           *** Nations International Value Investor C Shares commenced operations on June 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.


NATIONS INTERNATIONAL EQUITY FUND                      FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                         YEAR ENDED  YEAR ENDED
Investor A Shares                                         3/31/99#   03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 14.67     $ 13.01
Net investment income/(loss)                               0.08        0.07
 Net realized and unrealized gain/(loss) on
 investments                                               0.40        1.94
Net increase/(decrease) in net asset value from
 operations                                                0.48        2.01
 DISTRIBUTIONS:
Dividends from net investment income                      ( 0.11)     ( 0.15)
Distributions in excess of net investment income              --      ( 0.04)
 Distributions from net realized capital gains            ( 1.07)     ( 0.16)
Distributions in excess of net realized capital gains         --          --
 Total dividends and distributions                        ( 1.18)     ( 0.35)
Net asset value, end of period                           $ 13.97     $ 14.67
 TOTAL RETURN++                                             3.59%      15.77%
=======================================================  =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $12,785     $13,477
 Ratio of operating expenses to average net assets          1.38%       1.39%
Ratio of net investment income/(loss) to average
 net assets                                                 0.54%       0.51%
 Portfolio turnover rate                                     146%         64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.38%       1.39%


Investor A Shares                                          YEAR ENDED     PERIOD ENDED   YEAR ENDED  YEAR ENDED
                                                            03/31/97#     03/31/96(A)#   05/31/95#   05/31/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 13.39          $ 11.67        $ 12.00     $ 10.56
Net investment income/(loss)                              0.05             0.04           0.11        0.06
 Net realized and unrealized gain/(loss) on
 investments                                              0.11             1.78         ( 0.20)       1.44
Net increase/(decrease) in net asset value from
 operations                                               0.16             1.82         ( 0.09)       1.50
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.09)          ( 0.04)        ( 0.02)     ( 0.04)
Distributions in excess of net investment income        ( 0.00)***       ( 0.04)           --           --
 Distributions from net realized capital gains          ( 0.42)          ( 0.02)        ( 0.12)     ( 0.02)
Distributions in excess of net realized capital gains   ( 0.03)             --          ( 0.10)         --
 Total dividends and distributions                      ( 0.54)          ( 0.10)        ( 0.24)     ( 0.06)
Net asset value, end of period                          $ 13.01          $ 13.39        $ 11.67     $ 12.00
 TOTAL RETURN++                                           1.08%           15.66%        ( 0.69)%     14.00%
======================================================= ========         =======        =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $9,443           $7,643         $4,877      $3,219
 Ratio of operating expenses to average net assets        1.41%            1.42%+         1.28%       1.42%
Ratio of net investment income/(loss) to average
 net assets                                               0.37%            0.40%+         0.92%       0.50%
 Portfolio turnover rate                                   36%              26%            92%          39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.41%            1.43%+         1.29%       1.43%



                           *** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.


NATIONS INTERNATIONAL EQUITY FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                         YEAR ENDED  YEAR ENDED   YEAR ENDED
Investor B Shares                                         3/31/99#   03/31/98#     03/31/97#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                     $ 14.56     $ 12.83    $ 13.27
Net investment income/(loss)                             ( 0.03)     ( 0.03)    ( 0.05)
 Net realized and unrealized gain/(loss) on
 investments                                               0.38        1.92       0.10
Net increase/(decrease) in net asset value from
 operation                                                 0.35        1.89       0.05
 DISTRIBUTIONS:
Dividends from net investment income                     ( 0.09)         --     ( 0.04)
Distributions in excess of net investment income             --          --     ( 0.00)**
 Distributions from net realized capital gains           ( 1.07)     ( 0.16)    ( 0.42)
Distributions in excess of net realized capital gains        --          --     ( 0.03)
 Total dividends and distributions                       ( 1.16)     ( 0.16)    ( 0.49)
Net asset value, end of period                           $ 13.75     $ 14.56    $ 12.83
 TOTAL RETURN++                                            2.65%      14.93%      0.28%
=======================================================  =======     =======    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's):                    $28,266     $34,119    $36,698
 Ratio of operating expenses to average net assets         2.13%       2.14%      2.16%
Ratio of net investment income/(loss) to average
 net assets                                              ( 0.21)%    ( 0.24)%   ( 0.38)%
 Portfolio turnover rate                                    146%         64%        36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.13%       2.14%      2.16%



Investor B Shares                                        PERIOD ENDED   YEAR ENDED    PERIOD ENDED
                                                         03/31/96(A)#   05/31/95#      05/31/94*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 11.56         $ 11.96    $ 10.51
Net investment income/(loss)                            ( 0.02)           0.05     ( 0.00)**
 Net realized and unrealized gain/(loss) on
 investments                                              1.78          ( 0.22)      1.51
Net increase/(decrease) in net asset value from
 operation                                                1.76          ( 0.17)      1.51
 DISTRIBUTIONS:
Dividends from net investment income                       --           ( 0.01)    ( 0.04)
Distributions in excess of net investment income        ( 0.03)             --        --
 Distributions from net realized capital gains          ( 0.02)         ( 0.12)    ( 0.02)
Distributions in excess of net realized capital gains      --           ( 0.10)       --
 Total dividends and distributions                      ( 0.05)         ( 0.23)    ( 0.06)
Net asset value, end of period                          $ 13.27         $ 11.56    $ 11.96
 TOTAL RETURN++                                          15.25%         ( 1.30)%    14.32%
======================================================= =======         =======    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's):                   $40,426         $31,372    $17,349
 Ratio of operating expenses to average net assets        1.99%+          1.78%      1.92%+
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.17)%+         0.42%    ( 0.00)%+##
 Portfolio turnover rate                                   26%              92%       39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.00%+          1.79%      1.93%+



                           * Nations International Equity Fund Investor B Shares commenced operations on June 7, 1993.
                           ** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method. ## Amount represents less than 0.01%.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.


NATIONS INTERNATIONAL EQUITY FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                         YEAR ENDED  YEAR ENDED
Investor C Shares                                         3/31/99#   03/31/98#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 14.34     $ 12.74
Net investment income/(loss)                            ( 0.03)     ( 0.01)
 Net realized and unrealized gain/(loss) on
 investments                                              0.37        1.89
Net increase/(decrease) in net asset value from
 operations                                               0.34        1.88
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.09)     ( 0.10)
Distributions in excess of net investment income           --       ( 0.02)
 Distributions from net realized capital gains          ( 1.07)     ( 0.16)
Distributions in excess of net realized capital gains      --          --
 Total dividends and distributions                      ( 1.16)     ( 0.28)
Net asset value, end of period                          $ 13.52     $ 14.34
 TOTAL RETURN++                                           2.63%      15.05%
======================================================= =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  824      $  933
 Ratio of operating expenses to average net assets        2.13%       1.97%
Ratio of net investment income/(loss) to average
 net assets                                             ( 0.21)%    ( 0.07)%
 Portfolio turnover rate                                  146%         64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.13%       1.97%

Investor C Shares                                          YEAR ENDED     PERIOD ENDED   YEAR ENDED  YEAR ENDED
                                                            03/31/97#     03/31/96(A)#   05/31/95#   05/31/94#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 13.13          $ 11.45        $ 11.86     $ 10.49
Net investment income/(loss)                              0.02           ( 0.03)          0.02      ( 0.03)
 Net realized and unrealized gain/(loss) on
 investments                                              0.10             1.75         ( 0.21)       1.43
Net increase/(decrease) in net asset value from
 operations                                               0.12             1.72         ( 0.19)       1.40
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.06)             --             --       ( 0.01)
Distributions in excess of net investment income        ( 0.00)***       ( 0.02)           --          --
 Distributions from net realized capital gains          ( 0.42)          ( 0.02)        ( 0.12)     ( 0.02)
Distributions in excess of net realized capital gains   ( 0.03)             --          ( 0.10)        --
 Total dividends and distributions                      ( 0.51)          ( 0.04)        ( 0.22)     ( 0.03)
Net asset value, end of period                          $ 12.74          $ 13.13        $ 11.45     $ 11.86
 TOTAL RETURN++                                           0.77%           15.09%        ( 1.56)%     13.21%
======================================================= ========         =======        =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  988           $  652         $  495      $  339
 Ratio of operating expenses to average net assets        1.66%            2.09%+         2.03%       2.17%
Ratio of net investment income/(loss) to average
 net assets                                               0.12%          ( 0.27)%+        0.17%     ( 0.25)%
 Portfolio turnover rate                                   36%              26%            92%         39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.66%            2.10%+         2.04%       2.18%



                           *** Amount represents less than $0.01 per share.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.


NATIONS INTERNATIONAL GROWTH FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                      YEAR ENDED  PERIOD ENDED  PERIOD ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
Investor A Shares*                                     3/31/99#    03/31/98#      05/16/97     08/31/96   08/31/95#   08/31/94#
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period        $ 19.21    $ 18.27        $ 16.90       $ 16.14     $ 16.29     $ 14.13
Net investment income/(loss)                            0.01     ( 0.01)        ( 0.05)         0.04        0.08        0.07
 Net realized and unrealized gain/(loss) on
 investments                                            0.85       1.29           1.90          1.57        0.17        2.24
Net income/(loss) from operations                       0.86       1.28           1.85          1.61        0.25        2.31
 Dividends from net investment income                     --        --          ( 0.14)        ( 0.46)     ( 0.11)         --
Distributions from net realized capital gain          ( 4.81)    ( 0.34)        ( 0.34)        ( 0.39)     ( 0.29)     ( 0.15)
 Total dividends and distributions                    ( 4.81)    ( 0.34)        ( 0.48)        ( 0.85)     ( 0.40)     ( 0.15)
Net asset value, end of the period                    $ 15.26    $ 19.21        $ 18.27       $ 16.90     $ 16.14     $ 16.29
 TOTAL RETURN++                                         5.89%      7.18%         11.14%         10.40%       1.77%      16.48%
====================================================  =======    ========       =======       =======     =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                  $22,874    $24,353        $26,730       $26,730     $27,625     $44,990
 Ratio of operating expenses to average net assets      1.37%      1.40%+         1.42%+         1.32%       1.42%       1.37%
Ratio of operating expenses to average net assets
 without waivers                                        1.39%       --              --             --          --          --
 Ratio of net investment income/(loss) to average
 net assets                                           ( 0.01)%   ( 0.04)%+        0.29%+         0.48%       0.50%       0.48%
Portfolio turnover rate                                   21%       11%             34%            22%         36%         35%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.46%      1.42%+         1.42%+         1.32%       1.42%       1.37%



                           * The financial information for the fiscal periods through May 23, 1997 reflect the financial information for the Pilot International Equity Fund's Class A Shares, which were reorganized into the Investor A Shares as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.


NATIONS INTERNATIONAL GROWTH FUND                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Investor B Shares*                                        YEAR ENDED    PERIOD ENDED    PERIOD ENDED     YEAR ENDED
                                                           3/31/99#      03/31/98#        05/16/97       08/31/96(A)
 OPERATING PERFORMANCE:
Net asset value, beginning of the period                 $ 19.11       $ 18.32         $ 17.04         $ 17.54
Net investment income/(loss)                             ( 0.12)       ( 0.11)         ( 0.05)            --
 Net realized and unrealized gain/(loss) on
 investments                                               0.83          1.24            1.79          ( 0.50)
Net increase/(decrease) in net asset value from
 operations                                                0.71          1.13            1.74          ( 0.50)
 DISTRIBUTIONS:
Dividends from net investment income                        --            --           ( 0.12)            --
Distributions from net realized capital gains            ( 4.81)       ( 0.34)         ( 0.34)            --
 Total dividends and distributions                       ( 4.81)       ( 0.34)         ( 0.46)            --
Net asset value, end of the period                       $ 15.01       $ 19.11         $ 18.32         $ 17.04
 TOTAL RETURN++                                            5.11%         6.34%          10.37%         ( 2.85)%
======================================================   =======       =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  957        $  500          $  560          $  184
 Ratio of operating expenses to average net assets         2.12%         2.15%+          2.18%+          2.06%+
Ratio of operating expenses to average net assets
 including interest expense                                2.14%          --              --              --
 Ratio of net investment income (loss) to average net
 assets                                                  ( 0.76)%      ( 0.79)%+       ( 0.61)%+       ( 0.32)%+
Portfolio turnover rate                                     21%           11%             34%             22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.21%         2.17%+          2.18%+          2.06%+



                           * The financial information for the fiscal periods through May 23, 1997 reflect the financial information for the Pilot International Equity Fund's Class B Shares, which were reorganized into the Investor B Shares as of May 23, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.

                           (a) Shares were initially issued on July 1, 1996.


NATIONS INTERNATIONAL GROWTH FUND                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                                        YEAR ENDED    PERIOD ENDED
Investor C Shares                                        3/31/99#      03/31/98*#
 OPERATING PERFORMANCE:
Net asset value at the beginning of the period         $ 19.42       $ 18.49
Net investment income/(loss)                           ( 0.12)       ( 0.09)
 Net realized and unrealized gain/(loss) on
 investments                                             0.94          1.36
Net increase/(decrease) in net asset value from
 operations                                              0.82          1.27
 DISTRIBUTIONS:
Dividends from net investment income                      --            --
Distributions from net realized capital gains          ( 4.81)       ( 0.34)
 Total dividends and distributions                     ( 4.81)       ( 0.34)
Net asset value, end of the period                     $ 15.43       $ 19.42
 TOTAL RETURN++                                          5.56%         7.04%
====================================================   =======       =======
RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $  459        $  465
 Ratio of operating expenses to average net assets       2.12%         2.15%+
Ratio of operating expenses to average net assets
 including interest expense.                             2.14%          --
 Ratio of net investment income/(loss) to average
 net assets                                            ( 0.76)%      ( 0.79)%+
Portfolio turnover rate                                   21%           11%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.21%         2.17%+



                           * Nations International Growth Fund Investor C Shares commenced operations on September 19, 1997. + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share investment income/(loss) has been calculated using the monthly average share method.



NATIONS EMERGING MARKETS FUND                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             YEAR ENDED          YEAR ENDED    YEAR ENDED    PERIOD ENDED
Investor A Shares                                             3/31/99#           03/31/98#     03/31/97#      03/31/96*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.57                 $ 11.39       $ 10.32       $ 10.00
Net investment income/(loss)                              0.10                    0.01        ( 0.01)       ( 0.05)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 2.52)                 ( 0.75)         1.21          0.37
Net increase/(decrease) in net asset value from
 operations                                             ( 2.42)                 ( 0.74)         1.20          0.32
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.06)                 ( 0.08)       ( 0.02)          --
Distributions in excess of net investment income            --                     --         ( 0.05)          --
 Distributions from net realized capital gains              --                     --         ( 0.06)          --
Total dividends and distributions                       ( 0.06)                 ( 0.08)       ( 0.13)          --
 Net asset value, end of period                         $  8.09                 $ 10.57       $ 11.39       $ 10.32
TOTAL RETURN++                                          (22.90)%                ( 6.60)%       11.74%         3.20%
===================================================     =======                 =======       =======       =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   951                 $  652        $  894        $  477
Ratio of operating expenses to average net assets         2.03%(a)(b)             1.82%         1.99%         2.38%+
 Ratio of net investment income/(loss) to average
 net assets                                               1.41%                   0.11%       ( 0.12)%      ( 0.63)%+
Portfolio turnover rate                                     71%                    63%           31%           17%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.23%(b)                1.82%         1.99%         2.38%+



                           * Nations Emerging Markets Fund Investor A Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%



NATIONS EMERGING MARKETS FUND                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               YEAR ENDED          YEAR ENDED    YEAR ENDED    PERIOD ENDED
Investor B Shares                                               3/31/99#           03/31/98#     03/31/97#      03/31/96*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 10.49                 $ 11.31       $ 10.26       $ 10.00
Net investment income/(loss)                                0.05                  ( 0.07)       ( 0.09)       ( 0.11)
 Net realized and unrealized gain/(loss) on
 investments                                              ( 2.50)                 ( 0.75)         1.20          0.37
Net increase/(decrease) in net asset value from
 operations                                               ( 2.45)                 ( 0.82)         1.11          0.26
 DISTRIBUTIONS:
Dividends from net investment income                      ( 0.05)                    --            --            --
Distributions in excess of net investment income              --                     --            --            --
 Distributions from net realized capital gains                --                     --         ( 0.06)          --
Total dividends and distributions                         ( 0.05)                    --         ( 0.06)          --
 Net asset value, end of period                           $  7.99                 $ 10.49       $ 11.31       $ 10.26
TOTAL RETURN++                                            (23.42)%                ( 7.25)%       10.88%         2.60%
=====================================================     =======                 =======       =======       =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's):                     $ 1,579                 $1,247        $1,499        $1,209
Ratio of operating expenses to average net assets           2.78%(a)(b)             2.57%         2.74%         3.13%+
 Ratio of net investment loss to average net assets         0.66%                 ( 0.64)%      ( 0.87)%      ( 1.38)%+
Portfolio turnover rate                                       71%                    63%           31%           17%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              2.98%(b)                2.57%         2.74%         3.13%+



                           * Nations Emerging Markets Fund Investor B Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%



NATIONS EMERGING MARKETS FUND                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                             YEAR ENDED          YEAR ENDED    YEAR ENDED    PERIOD ENDED
Investor C Shares                                             3/31/99#           03/31/98#     03/31/97#      03/31/96*#
 OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.47                 $ 11.34       $ 10.27       $ 10.00
Net investment income/(loss)                              0.05                  ( 0.05)       ( 0.04)       ( 0.10)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 2.49)                 ( 0.75)         1.20          0.37
Net increase/(decrease) in net asset value from
 operations                                             ( 2.44)                 ( 0.80)         1.16          0.27
 DISTRIBUTIONS:
Dividends from net investment income                    ( 0.05)                 ( 0.07)       ( 0.01)          --
Distributions in excess of net investment income            --                     --         ( 0.02)          --
 Distributions from net realized capital gains              --                     --         ( 0.06)          --
Total dividends and distributions                       ( 0.05)                 ( 0.07)       ( 0.09)          --
 Net asset value, end of period                         $  7.98                 $ 10.47       $ 11.34       $ 10.27
TOTAL RETURN++                                          (23.37)%                ( 7.17)%       11.34%         2.70%
===================================================     =======                 =======       =======       =======
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $    86                 $  293        $  226        $   23
Ratio of operating expenses to average net assets         2.78%(a)(b)             2.40%         2.24%         3.02%+
 Ratio of net investment income to average net
 assets                                                   0.66%                 ( 0.47)%      ( 0.37)%      ( 1.27)%+
Portfolio turnover rate                                     71%                    63%           31%           17%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.98%(b)                2.40%         2.24%         3.02%+



                           * Nations Emerging Markets Fund Investor C Shares commenced operations on June 30, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average share method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%
                           (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%

[GRAPHIC]    Terms used in this prospectus


 ASSET-BACKED SECURITY - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 CAPITAL GAIN OR LOSS - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 CASH EQUIVALENTS - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 COMMON STOCK - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 CONVERTIBLE DEBT - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 CONVERTIBLE SECURITY - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 CROSSING NETWORKS - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 DEBT SECURITY - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 DEPOSITARY RECEIPTS - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 DIVIDEND YIELD - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 EQUITY SECURITY - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 FIRST BOSTON CONVERTIBLE INDEX - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

 FIXED INCOME SECURITY - an intermediate to long-term debt security that matures in more than one year.

 FOREIGN SECURITY - a debt or equity security issued by a foreign company or government.

 FUNDAMENTAL ANALYSIS - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 FUTURES CONTRACT - a contract to buy or sell an asset or an index of securities at a specified price on a specified future date. The price is set through a futures exchange.

 INVESTMENT GRADE - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other nationally recognized statistical rating organization NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 LIQUIDITY - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 MONEY MARKET INSTRUMENT - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE INDEX - Morgan Stanley Capital International Europe, Australasia and Far East Index, an index of over 1,100 stocks from 21 developed markets in Europe, Australia, New Zealand and Asia. The index reflects the relative size of each market.

 MUNICIPAL SECURITY (OBLIGATION) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 NON-DIVERSIFIED - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 OVER-THE-COUNTER MARKET - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 PREFERRED STOCK - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors.

 PRICE-TO-EARNINGS RATIO (P/E RATIO) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 QUANTITATIVE ANALYSIS - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 REAL ESTATE INVESTMENT TRUST (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 RIGHT - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 RUSSELL 2000 - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment.

 S&P MIDCAP 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

 S&P SMALLCAP 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment.

 S&P/BARRA SMALLCAP VALUE INDEX(1) - an unmanaged index of a group of stocks from the S&P SmallCap 600 that have low price-to-book ratios relative to the S&P SmallCap 600 as a whole. It is weighted by market capitalization, and is not available for investment.

 S&P/BARRA VALUE INDEX(1) - an unmanaged index of a group of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is weighted by market capitalization, and is not available for investment.

 SENIOR SECURITY - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 SETTLEMENT DATE - the date on which an order is settled either by payment or delivery of securities.

 TRADE DATE - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. GOVERNMENT OBLIGATIONS - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 WARRANT - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 WILSHIRE 5000 EQUITY INDEX - an index that measures the performance of the equity securities of all companies headquartered in the U.S. that have readily available price data -- over 7,000 companies. The index is weighted by market capitalization and is not available for investment.

(1)S&P and BARRA have not reviewed any stock included in the S&P 500, S&P 600, BARRA Index or BARRA SmallCap Index for its investment merit. S&P and BARRA determine and calculate their indexes independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indexes to track stock market performance. S&P and BARRA make no guarantees about the indexes, any data included in them and the suitability of the indexes or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of the McGraw-Hill Companies, Inc.

[GRAPHIC]      Where to find more information

 You'll find more information about the International Funds in the following documents:


[GRAPHIC]      ANNUAL AND SEMI-ANNUAL REPORTS

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the auditor's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC]      STATEMENT OF ADDITIONAL INFORMATION


        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854

        By mail:
        NATIONS FUNDS
        C/O STEPHENS INC.
        ONE BANK OF AMERICA PLAZA
        33RD FLOOR
        CHARLOTTE, NC 28255



        On the Internet: WWW.NATIONSBANK.COM/NATIONSFUNDS

        If you prefer, you can write the SEC's Public Reference Room and ask them to mail you copies of these documents. They'll charge you a fee for this service. You can also download them from the SEC's website or visit the Public Reference Section and copy the documents while you're there. Please call the SEC for more information.

        PUBLIC REFERENCE SECTION OF THE SEC
        WASHINGTON, DC 20549-6009
        1.800.SEC.0330
        WWW.SEC.GOV

SEC file numbers:


Nations Fund, Inc., 811-04614
Nations Reserves, 811-6030

NF-INTERPROIX-8/99


NATIONS FUNDS

                       Statement of Additional Information


   NATIONS FUND PORTFOLIOS, INC.                NATIONS FUND TRUST
   Nations Emerging Markets Fund       Nations Government Money Market Fund
                                              Nations Tax Exempt Fund
         NATIONS FUND, INC.                     Nations Value Fund
         Nations Prime Fund                 Nations Capital Growth Fund
       Nations Treasury Fund               Nations Emerging Growth Fund
     Nations Equity Income Fund              Nations Equity Index Fund
 Nations Government Securities Fund         Nations Managed Index Fund
 Nations International Equity Fund      Nations Managed SmallCap Index Fund
 Nations International Growth Fund       Nations Managed Value Index Fund
  Nations International Value Fund   Nations Managed SmallCap Value Index Fund
 Nations Small Company Growth Fund     Nations Marsico Growth & Income Fund
 Nations U.S. Government Bond Fund     Nations Marsico Focused Equities Fund
                                          Nations Disciplined Equity Fund
                                           Nations Strategic Equity Fund
                                           Nations Balanced Assets Fund
                                       Nations Short-Intermediate Government
                                                       Fund
                                          Nations Short-Term Income Fund
                                          Nations Diversified Income Fund
                                        Nations Strategic Fixed Income Fund
                                           Nations Municipal Income Fund
                                     Nations Short-Term Municipal Income Fund
                                     Nations Intermediate Municipal Bond Fund
                                      Nations Florida Intermediate Municipal
                                                     Bond Fund
                                        Nations Florida Municipal Bond Fund
                                      Nations Georgia Intermediate Municipal
                                                     Bond Fund
                                        Nations Georgia Municipal Bond Fund
                                      Nations Maryland Intermediate Municipal
                                                     Bond Fund
                                       Nations Maryland Municipal Bond Fund
                                        Nations North Carolina Intermediate
                                                Municipal Bond Fund
                                       Nations North Carolina Municipal Bond
                                                       Fund
                                        Nations South Carolina Intermediate
                                                Municipal Bond Fund
                                       Nations South Carolina Municipal Bond
                                                       Fund
                                     Nations Tennessee Intermediate Municipal
                                                     Bond Fund
                                       Nations Tennessee Municipal Bond Fund
                                       Nations Texas Intermediate Municipal
                                                     Bond Fund
                                         Nations Texas Municipal Bond Fund
                                      Nations Virginia Intermediate Municipal
                                                     Bond Fund
                                       Nations Virginia Municipal Bond Fund


         Investor Shares, Primary Shares, Daily Shares and Marsico Shares
                                  August 1, 1999


      This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed forty-eight investment portfolios of Nations Fund Portfolios, Inc., Nations Fund, Inc., and Nations Fund Trust (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated August 1, 1999 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.

                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----

HISTORY OF NATIONS FUND TRUST, NATIONS FUND, INC. AND
NATIONS FUND PORTFOLIOS, INC. .................................     x

DESCRIPTION OF THE COMPANIES AND THE INVESTMENTS AND RISKS
OF THE FUNDS ..................................................     x
     General...................................................     x
     Investment Limitations ...................................     x
     Permissible Fund Investments..............................     x
     Asset-Backed Securities...................................     x
     Borrowings................................................     x
     Commercial Instruments....................................     x
     Combined Transactions.....................................     x
     Convertible Securities....................................     x
     Corporate Debt Securities.................................     x
     Custodial Receipts........................................     x
     Currency Swaps............................................     x
     Delayed Delivery Transactions.............................     x
     Dollar Roll Transactions .................................     x
     Equity Swap Contracts ....................................     x
     Foreign Currency Transactions ............................     x
     Futures, Options and Other Derivative
         Instruments...........................................     x
     Risk Factors Associated with Futures and Options
         Transactions.........................................      x
     Guaranteed Investment Contracts...........................     x
     Insured Municipal Securities .............................     x
     Interest Rate Transactions ...............................     x
     Lower Rated Debt Securities...............................     x
     Municipal Securities .....................................     x
     Options on Currencies.....................................     x
     Other Investment Companies................................     x
     Participation Interests and Company Receipts..............     x
     Real Estate Investment Trusts.............................     x
     Repurchase Agreements ....................................     x
     Reverse Repurchase Agreements ............................     x
     Securities Lending........................................     x
     Short Sales...............................................     x
     Special Situations........................................     x
     Stand-by Commitments .....................................     x
     Stripped Securities.......................................     x
     U.S. and Foreign Bank Obligations.........................     x
     U.S. Government Obligations...............................     x
     Use of Segregated and Other Special Accounts..............     x
     Variable and Floating Rate Instruments ...................     x
     Warrants..................................................     x
     When-Issued Purchases and Forward Commitments  ...........     x
     Portfolio Turnover........................................     x
     Investment Risks..........................................     x

MANAGEMENT OF THE COMPANIES....................................     x
      Nations Funds Retirement Plan............................     x
      Nations Funds Deferred Compensation Plan.................     x
      Shareholder and Trustee Liability........................     x

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS .......................................     x
     Investment Adviser and Sub-Advisers.......................     x
     Co-Administrator and Sub-Administrator....................     x
     Distribution Plans and Shareholder Servicing
         Arrangements for Investor Shares......................     x
     Fees Paid Pursuant to Shareholder Servicing/
         Distribution Plans - Investor A Shares................     x
     Fees Paid Pursuant to Distribution Plan
         Investor B Shares - Money Market Funds................     x
     Investor-C Shares - Money Market Funds
         Investor B Shares - Non-Money Market Funds............     x
     Shareholder Servicing Agreements-Money Market Funds
         (Primary B Shares)....................................     x
     Shareholder Servicing Plan-Prime Fund
         (Marsico Shares)......................................     x
     Shareholder Administration Plan-Non-Money Market Funds
         (Primary B Shares)....................................     x
     Expenses..................................................     x
     Transfer Agents and Custodians............................     x
     Distributor...............................................     x
     Independent Accountant and Reports........................     x
     Counsel...................................................     x

FUND TRANSACTIONS AND BROKERAGE................................     x
     General Brokerage Policy..................................     x
     Section 28(e) Standards...................................     x

DESCRIPTION OF SHARES..........................................     x
     Description of Shares of the Corporation..................     x
     Dividends and Distributions of NFI........................     x
     Dividends and Distributions of NFP........................     x
     Dividends and Distributions of NFT........................     x
     Net Asset Value Determination.............................     x

ADDITIONAL INFORMATION CONCERNING TAXES........................     x
     General...................................................     x
     Excise Tax ...............................................     x
     Private Letter Ruling.....................................     x
     Taxation of Fund Investments..............................     x
     Foreign Taxes ............................................     x
     Capital Gain Distribution.................................     x
     Other Distributions.......................................     x
     Disposition of Fund Shares................................     x
     Federal Income Tax Rates..................................     x
     Corporate Shareholders....................................     x
     Foreign Shareholders......................................     x
     Backup Withholding........................................     x
     Tax Deferred Plans........................................     x
     Special Tax Consideration.................................     x
     Other Matters.............................................     x

ADDITIONAL INFORMATION ON PERFORMANCE..........................     x
     Yield Calculations........................................     x
     Total Return Calculations.................................     x

MISCELLANEOUS .................................................     x
     Certain Record Holders........................................ x

SCHEDULE A - Description of
Ratings...........................................................      A-1

              HISTORY OF NATIONS FUND TRUST, NATIONS FUND, INC. AND
              -----------------------------------------------------
                          NATIONS FUND PORTFOLIOS, INC.
                          -----------------------------

       Nations Fund Trust ("NFT"), Nations Fund, Inc. ("NFI") and Nations Fund Portfolios, Inc. ("NFP") (individually a "Company", and collectively, the "Companies") are open-end registered investment companies in the Nations Funds family, which consists of the Companies, Nations Institutional Reserves, Nations LifeGoal Funds, Inc. and Nations Annuity Trust. The Nations Funds family currently has more than 70 distinct investment portfolios and total assets in excess of $70 billion.

      NFT was organized as a Massachusetts business trust on May 6, 1985. NFI was organized as a Maryland corporation on December 13, 1983, but had no operations prior to December 15, 1986. NFP was organized as a Maryland corporation on January 23, 1995. Each NFT, NFI and NFP have fiscal year ends of March 31st.

                        DESCRIPTION OF THE COMPANIES AND
                        --------------------------------
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS
                    ----------------------------------------


      General.

      NFT currently consists of thirty-eight different investment portfolios. This SAI pertains to: the Primary A Shares of Nations Strategic Equity Fund ("Strategic Equity Fund"); the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Government Money Market Fund ("Government Money Market Fund") and Nations Tax Exempt Fund ("Tax Exempt Fund") (collectively, also referred to as the "NFT Money Market Funds"); the Primary A, Primary B, Investor A, Investor B Shares of Nations Managed Index Fund ("Managed Index Fund"), Nations Managed SmallCap Index Fund ("Managed SmallCap Index Fund"), Nations Managed Value Index Fund ("Managed Value Index Fund"), Nations Managed SmallCap Value Index Fund ("Managed SmallCap Value Index Fund"); and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations Emerging Growth Fund ("Emerging Growth Fund"), Nations Equity Index Fund ("Equity Index Fund"), Nations Marsico Growth & Income Fund (the "Nations Marsico Growth & Income Fund"), Nations Marsico Focused Equities Fund (the "Nations Marsico Focused Equities Fund"), Nations Disciplined Equity Fund ("Disciplined Equity Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Short-Intermediate Government Fund ("Short-Intermediate Government Fund"), Nations Short-Term Income Fund ("Short-Term Income Fund"), Nations Diversified Income Fund ("Diversified Income Fund"), Nations Strategic Fixed Income Fund ("Strategic Fixed Income Fund"), Nations Municipal Income Fund ("Municipal Income Fund"), Nations Short-Term Municipal Income Fund ("Short-Term Municipal Income Fund"), Nations Intermediate Municipal Bond Fund ("Intermediate Municipal Bond Fund"), Nations Florida Intermediate Municipal Bond Fund ("Florida Intermediate Municipal Bond Fund"), Nations Georgia Intermediate Municipal Bond Fund ("Georgia Intermediate Municipal Bond Fund"), Nations Maryland Intermediate Municipal Bond Fund ("Maryland Intermediate Municipal Bond Fund"), Nations North Carolina Intermediate Municipal Bond Fund ("North Carolina Intermediate Municipal Bond Fund"), Nations South Carolina Intermediate Municipal Bond Fund ("South Carolina Intermediate Municipal Bond Fund"), Nations Tennessee Intermediate Municipal Bond Fund ("Tennessee Intermediate Municipal Bond Fund"), Nations Texas Intermediate Municipal Bond Fund ("Texas Intermediate Municipal Bond Fund"), Nations Virginia Intermediate Municipal Bond Fund ("Virginia Intermediate Municipal Bond Fund"), Nations Florida Municipal Bond Fund ("Florida Municipal Bond Fund"), Nations Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund"), Nations Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund"), Nations North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund"), Nations South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund"), Nations Tennessee Municipal Bond Fund ("Tennessee Municipal Bond Fund"), Nations Texas Municipal Bond Fund ("Texas Municipal Bond Fund"), and Nations Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund"). The Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to herein as the "State Intermediate Municipal Bond Funds." The Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund are sometimes collectively referred to herein as the "State Municipal Bond Funds." All of the Funds of NFT are diversified, with the exception of the Nations Marsico Focused Equities Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds.

      Each share of NFT is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of NFT's Board of Trustees. NFT's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

      Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of NFT will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the discussion on Investment Limitations and Description of Shares for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

      As of August 1, 1999, Bank of America, N.A. ("Bank of America") and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of NFT and therefore could be considered to be a controlling person of NFT for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders.

      NFT does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. NFT's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of NFT entitled to be voted at such meeting.

      NFI currently consists of nine different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C , Daily Shares and Marsico Shares of Nations Prime Fund (the "Prime Fund") and the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Treasury Fund (the "Treasury Fund") (collectively referred to as the "NFI Money Market Funds"), and the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Equity Income Fund (the "Equity Income Fund"), Nations Government Securities Fund (the "Government Securities Fund"), Nations Small Company Growth Fund (the "Small Company Growth Fund"), Nations U.S. Government Bond Fund (the "U.S. Government Bond Fund"), Nations International Equity Fund (the "International Equity Fund"), Nations International Growth Fund (the "International Growth Fund") and Nations International Value Fund (the "International Value Fund"). All of the Funds of NFI are diversified.

      As of the date of this SAI, the authorized capital stock of NFI consists of 460,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of NFI, less (b) the liabilities of NFI attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

      Shareholders of NFI do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of NFI. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of NFI. There are no preemptive rights applicable to any of NFI's shares. NFI's shares, when issued, will be fully paid and non-assessable.

      As of August 1, 1999, Bank of America and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of NFI and therefore could be considered to be a controlling person of NFI for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders. It is anticipated that NFI will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

      NFP currently consists of one investment portfolio. This SAI pertains to the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Emerging Markets Fund (the "Emerging Markets Fund"), (a "Fund" and also, the "NFP Fund").

      As of the date of this SAI, the authorized capital stock of NFP consists of 150,000,000,000 shares of common stock, par value of $.001 per share.

      Shares of the fund and each class have equal rights with respect to voting, except that the holders of shares of a particular class will have the exclusive right to vote on matters affecting only the rights of the holders of such class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class of the NFP Fund, less (b) the liabilities of NFP attributable to the fund or class or allocated among the funds or classes based on the respective liquidation value of each class.

      Shareholders of NFP do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the fund voting together for election of directors may elect all of the members of the Board of Directors of NFP. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of NFP. There are no preemptive rights applicable to any of NFP's shares. NFP's shares, when issued, will be fully paid and non-assessable.

      As of August 1, 1999, Bank of America and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of NFP and, therefore, could be considered to be a controlling person of NFP for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record Holders. It is anticipated that NFP will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

      Because this SAI combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this SAI concerning another investment company. NFT, NFI and NFP have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this SAI.

      The NFI Money Market Funds and the NFT Money Market Funds are collectively referred to herein as the "Money Market Funds". All other Funds of NFP, NFI and NFT are referred to as "Non-Money Market Funds". The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A, Investor B, Investor C, Marsico and Daily Shares are referred to as "Investor Shares."

      Banc of America Advisors, Inc. ("BAAI") is the investment adviser to the Funds. Gartmore Global Partners ("Gartmore") is the investment sub-adviser to Nations Emerging Markets Fund and Nations International Growth Fund. Boatmen's Capital Management, Inc. ("Boatmen's") is the investment sub-adviser to the U.S. Government Bond Fund. Brandes Investment Partners, L.P. ("Brandes") is the investment sub-adviser to the International Value Fund. Marsico Capital Management, LLC ("Marsico Capital") is investment sub-adviser to the Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund. Gartmore, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") are the co-investment sub-advisers to Nations International Equity Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Funds. As used herein the term "Adviser" shall mean BAAI, TradeStreet, Gartmore, INVESCO, Putnam, Boatmen's, Brandes and/or Marsico Capital as the context may require.

      This SAI is intended to furnish prospective investors with additional information concerning the Companies and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in the Funds' Shares should be made without first reading the related Prospectuses.

      Investment Limitations

      Information concerning each Fund's investment objective is set forth in each of the Prospectuses. There can be no assurance that the Funds will achieve their objectives. The features of the Funds' principal investment strategies and the principal risks associated with those investment strategies also are discussed in the Prospectuses. The most significant investment restrictions applicable to the Funds' investment programs are set forth below:

The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. In addition,, each Fund is seeking or has obtained permission from the SEC to borrow money from or lend money to other funds of the companies, and to other investment companies that permit such transactions, and for which BAAI serves as investment adviser.

Each Fund (except the International Value Fund) may not:

      1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in U.S. Government Obligations. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

      2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

      3. Except for the Nations Marsico Focused Equities Fund, purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Marsico Focused Equities Fund may not:

      1. Purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The International Growth Fund may not:

      1. Borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while the Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Each of the Small Company Growth Fund and the U.S. Government Bond Fund may not:

      1. Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the respective Fund will maintain asset coverage of 300% for all borrowings.

The International Value Fund may not:

      1. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions).

      2. Purchase securities of any one issuer (with certain exceptions, including U.S. Government securities) if more than 5% of the Fund's total assets measured at the time of purchase will be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer subject, however, to the foregoing 25% exception.

      3. Borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

      If a percentage limitation has been met at the time an investment is made, a subsequent change in that percentage that is the result of a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

      Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing and Distribution Agreements -- "The Company and Its Common Stock" in this SAI), each Fund (except with respect to certain Funds whose restrictions are enumerated separately) will not:

1. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

      In addition, as a matter of fundamental policy, the Small Company Growth Fund and the Government Bond Fund may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. Each Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry or
      (iii) with respect to the Small Company Growth Fund, instruments issued by domestic branches of U.S. Banks. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

      In addition, as a matter of fundamental policy, the International Value Fund may not:

1. In general, purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. In general, act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

5. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

6.    Purchase securities of companies for the purpose of exercising control.

7. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, (a) with respect to the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (b) more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, with respect to the Fund, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

8. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

9. Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts, financial instruments, currencies, forward currency exchange contracts and swaps, floors and caps.

10. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts, currencies and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

11. In general, purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; and the Fund may enter into foreign currency contracts and related options to the extent permitted by its investment objective and polices.

      The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of the International Growth Fund, Small Company Growth Fund and U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

      In addition, certain non-fundamental investment restrictions are also applicable to various investment portfolios, including the following:

1. No Fund will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

2. No Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

5. No Money Market Fund may purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the first tier securities of a single issuer without regard to such 5% limitation.

6. No Fund will purchase securities of companies for the purpose of exercising control.

7. No Money Market Fund will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and
      Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

8. No Non-Money Market Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and
      Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

9. No Fund will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

10. No Fund will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

11. No Fund will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

      As a matter of non-fundamental policy, the Small Company Growth Fund and Government Bond Fund may not:

1. Lend its securities if collateral values are not continuously maintained at no less than 100% by market to market daily.

In addition, as a matter of non-fundamental policy, the Government Bond Fund may not:

1. Purchase equity securities of issuers that are not readily marketable if the value of a Fund's aggregate investment in such securities will exceed 5% of its total assets.

2. Purchase securities of issuers restricted as to disposition if the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

In addition, as a matter of non-fundamental policy, The Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.


      For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

      Pursuant to a fundamental investment restriction, the Companies do not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and further provided that with respect to the Money Market Funds only, there is no limitation with respect to investments in obligations by banks. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Companies currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Companies to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

      For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings on behalf of, a Fund.

Permissible Fund Investments

      In addition to the principal investment strategies for each Fund, which are outlined in the Funds' prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, e.g., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

      The Equity Funds

      Value Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies and instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"); investment grade debt securities of domestic companies; various money market instruments and repurchase agreements.

      Equity Income Fund:  See General Section below.

      Emerging Growth Fund:  See General Section below.

      Small Company Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in debt securities, unless the Fund assumes a temporary defensive position. Debt securities, if any, purchased by the Fund will be rated "AA" or above by S&P or "Aa" or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities, including short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations such as the World Bank, and money market instruments. The Fund may invest in common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

      Disciplined Equity Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (e.g., securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

      Capital Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, other types of securities having common stock characteristics and various money market instruments, including repurchase agreements. The Fund may invest in foreign securities, including common stocks (including convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts.

      Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income
Fund: In addition to the types of securities described in their Prospectuses, these Funds may invest in: preferred stock, warrants, convertible securities and debt securities; zero coupon, pay-in-kind and step coupon securities, and may invest without limit in indexed/structured securities. The Funds also may invest its assets in high-yield/high-risk securities, such as lower grade debt securities, high-grade commercial paper, certificates of deposit, and repurchase agreements, and may invest in short-term debt securities as a means of receiving a return on idle cash.

      The Funds may hold cash or cash equivalents and invest without limit in U.S. Government Obligations and short-term debt securities or money market instruments when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive position is advisable or necessary to meet anticipated redemption request. In other words, the Funds do not always stay fully invested in stocks and bonds. The Funds also may use options, futures, forward currency contracts and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Funds also may purchase securities on a when-issued, delayed delivery or forward commitment basis.

      General: Notwithstanding that each Equity Fund may invest in each type of security listed above in percentages of less than 10% of that Fund's total assets, each Equity Fund (except the Nations Marsico Focused Equities Fund and the Nations Marsico Growth & Income Fund) may invest up to 20% of its assets in foreign securities. While each Equity Fund reserves the right to so invest, investing in foreign securities is not considered a principal investment strategy of the Equity Funds.

      In addition, each Equity Fund discussed above also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. The Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund may invest in forward foreign exchange contracts.

      The International Funds

      International Equity Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: real estate investment trust securities and, for temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments. The Fund also may invest in convertible securities, preferred stocks, bonds, notes and other fixed-income securities, including Eurodollar and foreign government securities.

      International Growth Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and American Depositary Shares ("ADSs"). For temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.

      International Value Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: short-term debt instruments; purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indices listed on foreign and domestic exchanges options and futures contracts on securities, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs and invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

      Emerging Markets Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: debt instruments; foreign investment funds or trusts, real estate investment trust securities, ADRs, GDRs, EDRs and ADSs. For temporary defensive purposes, substantially all of its assets in U.S. financial markets or U.S. dollar-denominated instruments.

      General: Each Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each International Fund also may invest in real estate investment trust securities. In addition, each International Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Each Fund also may invest in forward foreign exchange contracts.

      The Index Funds
      Managed Index Fund, Managed SmallCap Index Fund, Managed Value Index Fund and Managed SmallCap Value Index Fund: In addition to the types of securities described in their Prospectuses, the Funds may invest in: high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Funds may invest without limitation in high-quality short-term debt securities and money market instruments, domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements. The Funds also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Funds may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with such Funds' investment objective and policies.

      In addition, when consistent with such Funds' respective investment objective, the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of Fund securities that it holds, which will allow the Funds to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. A Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Funds may, at times, sell Fund securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

      The Index Funds incur transaction (brokerage) costs in connection with the purchase and sale of Fund securities. For some funds, these costs can have a material negative impact on performance. With respect to the Funds, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the midpoint of the bid/ask spread and at a reduced commission rate.

      Balanced Fund

      Balanced Assets Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

      Fixed-Income Funds

      Short-Term Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, real estate investment trust securities, municipal securities rated by one nationally recognized statistical rating organization ("NRSRO"), or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated, high quality money market instruments, repurchase agreements and cash.
      Short-Intermediate Government Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations ("CMOs"), real estate investment trust securities or mortgage-backed bonds; other asset-backed securities and municipal securities rated by one of the NRSROs or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

      Government Securities Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities and municipal securities rated by one of the NRSROs or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

      Strategic Fixed Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, and real estate investment trust securities. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

      Diversified Income Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: foreign securities, asset-backed securities and municipal securities rated by one of the NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

      U.S. Government Bond Fund: In addition to the types of securities described in its Prospectus, the Fund may invest in: CMOs issued or guaranteed by a U.S. Government agency or instrumentality, ADRs, EDRs, cash equivalents, futures contracts, interest rate swaps and options.

      General: Each of the Fixed Income Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes, exchange-traded options, over-the-counter options executed with primary dealers, including long term calls and puts and covered calls, and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and in dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

      National Municipal Bond Funds

      Short-Term Municipal Income Fund, Intermediate Municipal Income Fund and Municipal Income Fund: In addition to the types of securities described in their Prospectuses, the Funds may invest in certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options, over-the-counter options executed with primary dealers, including long term calls and puts and covered calls; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

      State Municipal Bond Funds and State Intermediate Municipal Bond Funds

      Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund: In addition to the types of securities described in their Prospectuses, the Funds may invest in: certain specified derivative securities, including interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long term calls and puts and covered calls; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each of the Funds also may lend their portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Funds' investment objectives and policies. The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

      Money Market Funds

      Prime Fund: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements. The Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.



      Treasury Fund: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements. The Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.
      Tax-Exempt Fund: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements. The Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

      Government Money Market Fund: In addition to the types of securities described in the Prospectus, the Fund may also invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

      Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

Asset-Backed Securities

      In General. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

      The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

      Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

      Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

      The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

      The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

      Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

      Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

      Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

      The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

      A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

      Additional Information on Mortgage-Backed Securities.

      Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

      Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

      FNMA is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

      The principal Government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

      The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

      Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

      All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

      As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

      Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

      Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

      Non-Mortgage Asset-backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

      Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

      The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

      While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Borrowings

      NFT, NFI and NFP participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 1999.

Commercial Instruments

      Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by NFI's Board of Directors on the advice of the Adviser.

      Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

      Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

      Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

      Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

Combined Transactions

      Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

Convertible Securities

      Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

      The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Corporate Debt Securities

      Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

      The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (e.g., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

Custodial Receipts

      Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

Currency Swaps

      Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

Delayed Delivery Transactions

      In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

Dollar Roll Transactions

      Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

      The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Equity Swap Contracts

      Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

      If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

      Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

      Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed any limitation imposed by the SEC Staff.

       The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

Foreign Currency Transactions

      Certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

      Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

      A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

      Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

      The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

      The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

Futures, Options and Other Derivative Instruments

      Futures Contracts in General. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

      While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

      Futures Contracts on Fixed Income Securities and Related Indices. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

      The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

      Stock Index Futures Contracts. Certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

      In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

      Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      Options on Futures Contracts on Fixed Income Securities and Related Indices. Certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

      Options on Stock Index Futures Contracts, Options on Stock Indices and Options on Equity Securities. Certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

      Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

      Options and Futures Strategies. The Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

      The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

      Writing Covered Options on Securities. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

      A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

      A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

      Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

      A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

      Purchase and Sale of Options and Futures on Stock Indices. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

      Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

      A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

      Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

      Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

      A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

      The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

      If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

      Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of any limitation on illiquid securities imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

      The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

      Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

      The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

      In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

      Risk of Imperfect Correlation. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

      The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

      A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

      Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

      The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

      Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

      When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

      Additional Information on Futures and Options

      As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I. Interest Rate Futures Contracts.

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

      Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses also would be incurred.

II.   Index Futures Contracts.

      A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Buying $62,500                       Buying 1 Index Futures at 125
   Equity Portfolio                             Value of Futures = $62,500/
                                                Contract

                                          -Day Hedge is Lifted-

Buy Equity Portfolio with                       Sell 1 Index Futures at 130
   Actual Cost = $65,000                        Value of Futures = $65,000/
   Increase in Purchase                               Contract
Price = $2,500                                  Gain on Futures = $2,500


                 HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
                   Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
   Equity Portfolio                             Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-

Equity Portfolio-Own                            Buy 16 Index Futures at 120
   Stock with Value = $960,000                  Value of Futures = $960,000
   Loss in Portfolio                            Gain on Futures = $40,000
     Value = $40 000

    If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Buying $62,500                       Buying 1 Index Futures at 125
   Equity Portfolio                             Value of Futures = $62,500/
                                                Contract

                                          -Day Hedge is Lifted-

Buy Equity Portfolio with                       Sell 1 Index Futures at 120
   Actual Cost = $60,000                        Value of Futures =
$60,000/Contract
   Decrease in Purchase                         Loss on Futures = $2,500
      Price = $2,500                               Contract


                    HEDGING A STOCK PORTFOLIO: Sell the Future
                    Hedge Objective: Protect Against Declining
                              Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

         Portfolio                              Futures

                                          -Day Hedge is Placed

Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
   Equity Portfolio                             Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-

Equity Portfolio-Own                            Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                Value of Futures = $1,040,000
   Gain in Portfolio = $40,000                  Loss of Futures = $40,000
     Value = $40 000

III.  Margin Payments

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.   Risks of Transactions in Futures Contracts

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.    Options on Futures Contracts.

      The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

    Accounting Treatment.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Guaranteed Investment Contracts

      Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

      A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

      A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

Insured Municipal Securities

      Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Interest Rate Transactions

      Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

      A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Lower Rated Debt Securities

      The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

      The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

      Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

      Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

      While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

      Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

      The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Municipal Securities

      Generally. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

      Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

      Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

      Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

      The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

      In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

      Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

      In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

      Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

      There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

      Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

      The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

      Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

      Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, NFT cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

      The following information relating to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds supplements information relevant to each of those Funds in the related Prospectuses.

      Florida. Florida is the fourth most populous state with an estimated 1998 population of 15,000,000. By the year 2005, population will likely exceed 16 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism have become international and this has fueled foreign retirement migration.

      The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Today, as this country enters its ninth year of economic expansion, population growth in Florida, since 1990, has averaged in excess of 250,000 per year.

      The emergence of Florida as one of the most populous states in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1998, real property values exceeded $770 billion. Residential property values accounted for over $481 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. Today these values account for 15 percent of Florida property values. There is now over $117 billion in improved real property value in commercial and industrial properties in Florida.

      One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 1998, Florida's value of defense contracts has increased 11 percent to nearly $6 billion, through 1996.

      With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. Because of rapid population growth however, per capita state debt remains well below the national average. In 1997, the outstanding average state debt per capita, among all states, was $1,706, compared with $1,093 per capita in Florida.

      The Growth Management Act of 1985 and the concurrency rules promulgated has affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means that the services and infrastructure caused by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation will affect all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced more than ten years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs.

      Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this regional economy. The area accounts for just under one third of the state's population. Hurricane Andrew struck South Dade County in fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, and the effect of foreign competition due to NAFTA on local winter fruit and vegetable growers. In 1998, Florida led the nation in housing starts. The demand for new single and multifamily homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

      In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County will also prompt new development there.

      Southwest Florida has emerged as a strong growth market. Traditionally very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

      Central Florida is a premier world class resort/vacation destination. The presence of Disney World, studio theme parks and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services sectors. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is the fastest absorbing residential community in Central Florida. Strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation homeowners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were over 38 million visitors to the Orlando market in 1998.

      North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources.

      The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

      In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

      General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. General obligation bonds payable from ad valorem taxes and maturing more than twelve months (other than certain refunding bonds) after issuance may be issued to finance capital projects authorized by law and only if the issuance of such bonds is approved by the qualified electors.

      Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

      A test was developed by the Florida Supreme Court for analyzing the constitutional ability of an issuer to issue revenue bonds where a significant portion of the proceeds would be used for private or non-governmental benefit. Generally, these types of securities are referred to as industrial revenue bonds or private activity bonds. Unless a particular use for the proceeds of a private activity bond has been constitutionally or legislatively sanctioned (such as multifamily and single family housing revenue bonds) or tested in the courts, a determination must be made that the project to be financed with the proceeds of the private activity bond will serve a paramount public purpose. The paramount public purpose doctrine is designed to protect public funds from being exploited in assisting or promoting private ventures when the public would be, at the most, only incidentally benefited. Generally, an issuer may pledge something less than all of its available non-ad valorem revenues without voter approval, subject to the parameters established by the Florida Supreme Court.

      The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. The lease payments made by the issuer may be derived from both ad valorem and non-ad valorem revenues of the issuer. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

      When a mortgage, with a right of foreclosure, on real or personal property (owned by a unit of government) is given to secure a bond, the Florida courts have held that a pledge of such mortgage requires voter approval. In effect, ad valorem taxes are indirectly pledged because, as the Florida Supreme Court reasoned, the legislative body affected by such foreclosure might feel "morally compelled" to levy taxes to prevent the loss of assets through foreclosure. As a result, the majority of revenue bonds issued in the State of Florida are not additionally secured by a mortgage on the governmental property being financed. This prohibition is applicable even if the issuer has no taxing power.

      In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

      Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

      At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the budget stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds and charges for services imposed by local, regional or school district governing bodies.

      The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

      State bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors. However, State bonds pledging the full faith and credit of the State may be issued without a referendum to finance the construction of air and water pollution control and abatement and solid waste disposal facilities to be operated by a political subdivision of the State or by an agency of the State.

      All forms of taxation other than ad valorem taxes are preempted to the State, except as provided by general law. The State is prohibited from collecting ad valorem taxes, which are taxes that are levied on real estate or tangible personal property.

      Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

      Bonds issued pursuant to the State Bond Act must be validated in accordance with Florida Statutes. Once an issuer decides to finance a project with bonds issued pursuant to the State Bond Act, a bond validation proceeding is held in circuit court to determine whether the proposed bond issuance complies with Florida law. The court makes findings on the questions of whether the issuing body had the power to incur bonded debt and whether it exercised that power in accordance with the law. The court may not weigh the fiscal feasibility of the proposed bonds in the validation determination. The circuit court judgment is final on all matters, other than constitutional issues, raised at the validation hearing after time for appeal to the Supreme Court of Florida has elapsed. Refunding bonds and bonds issued to finance or refinance capital outlay projects for the system of public education are not required to be validated.

      The legislature has the power to confer on political subdivisions the power to issue bonds, notes and other forms of indebtedness, except as otherwise restricted by State and federal constitutional provisions, and such power is conferred on municipal corporations, cities, counties and a variety of other specially created districts and authorities. The bond validation process described above is also available to such units of local government. In most cases, bond validations are not statutorily mandated and many general obligation and revenue bond issues have not been validated.

      Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

      Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

      The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

      Georgia. The state government of Georgia has one of the lowest debt levels, per capita, of all states in the United States, which is reflective of the very conservative fiscal approach taken by elected state officials, even though the state has enjoyed a strong economy over the past few years. Typically, general obligation bonds of the state are issued pursuant to the powers granted under Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution") which provides that the bonds are the direct and general obligations of the state. The key language is provided under
Article V11 Section IV, Paragraph VI of the Georgia Constitution which provides as follows:

      "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). Such debt may be validated by judicial proceedings in the manner provided by law. Such validation shall be incontestable and conclusive."

      The Georgia Constitution further mandates that the General Assembly "shall raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution further provides for the establishment of a special trust fund which is designated the "State of Georgia General Obligation Debt Sinking Fund" which is used for the payment of annual debt service requirements on all general obligation debt.

      There are debt limitations provided under Article VII, Section IV, Paragraph 11(b)-(e) of the Georgia Constitution which essentially provides that the cumulative annual debt service for both general obligation debt and guaranteed revenue debt shall not exceed 10% of the total revenue receipts, less refunds paid to the state treasury in the fiscal year immediately preceding the proposed issuance of any new debt. The Georgia Constitution prohibits state departments and agencies from circumventing the debt limitation provisions by not allowing such agencies to execute contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

      The State of Georgia may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) Since this provision of the Constitution was enacted, there has been no temporary debt incurred by the state.

      Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.

      The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly. On June 30, 1998 the state had a revenue shortfall reserve fund of $351,545,470. Total net revenue collections for the fiscal year ended on June 30, 1998 were $11,090,776,896, which represented a 5.2% increase over fiscal year 1997 collections of $10,543,106,460. Additionally, Georgia received $555,000,072 in revenue from the Georgia Lottery Corporation in fiscal year 1998; all lottery revenues are earmarked for educational expenditures.

      In recent years, the State of Georgia has enjoyed unprecedented growth with a balanced economy that is not reliant upon one particular industry. Georgia leads the world in carpet manufacturing in the northwest sector of the state and has a significant textile and apparel industry. General Motors and Ford both have major automobile assembly plants in the metropolitan Atlanta area, which has virtually full employment. The real estate and construction industry is booming, particularly in Atlanta with recent announcement of several major new projects. The Georgia Department of Industry, Trade and Tourism has been very active and very successful in recent years in attracting a wide diversity of new manufacturing companies which have constructed major facilities in the State and also new distribution centers, which have taken advantage of the transportation infrastructure highlighted by Atlanta's Hartsfield International Airport, which is now the busiest airport in the world.

      As reported by the Attorney General's Office (in a May 12, 1999 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December
1975), certain claims have been asserted against the State or its departments or agencies:

      Abbott Laboratories v. Georgia Department of Administrative Services, et al., Fulton Superior Court Civil Action No. 2999CV04360. The plaintiff is seeking damages of approximately $8.5 million against the Department of Administrative Services ("DOAS"), the Department of Human Resources, and the Director of Purchasing of DOAS under breach of contract and promissory estoppel theories. The case arises out of DOAS' issuance of a notice of award to Abbott Laboratories, in connection with the federally-funded WIC Infant Formula Rebate Program. The Director of State Purchasing subsequently ordered cancellation of the notice of award and ordered rebidding because of conflicting information that had created a contradiction in the initial bidding specifications. Discovery is ongoing in this matter. At present, the State intends to file a motion for summary judgment at the close of discovery.

      Age International, Inc. v. State (two cases), Fulton Superior Court Civil Action No. E-3793 and Fulton Superior Court Civil Action No. E-25073. Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds of alcohol taxes, plus interest, imposed under Georgia's post-Bacchus (468 U.S. 263) statute, O.C.G.A. ss.3-4-60, i.e., as amended in 1985. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million, plus interest, for later time periods. These two cases encompass all known or anticipated claims for refunds of such type within the apparently applicable statute of limitations for the years in question, i.e., 1989 through January, 1993. The trial court has granted the State's motion for summary judgment, and 12 of the 23 claimants have appealed to the Georgia Supreme Court. The total principal amount of the claims for refund by the 12 Plaintiffs who did appeal now appears to be approximately $42 million. The total principal dollar amount of the claims for refund by the 11 Plaintiffs who did not appeal, which claims appear to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be approximately $54 million.

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      DeKalb County, et al. v. State, et al., Fulton Superior Court Civil Action
No. E-67520 (filed March 13, 1998). This suit, against the State of Georgia, the Department of Revenue, the Governor (in his official capacity), and the Commissioner of the Department of Revenue (in his personal and official capacities), alleges improper collection and distribution by the State and its agencies of the Homestead Option Sales and Use Tax, a local option sales tax in effect in DeKalb County since July, 1997. DeKalb's complaint, as amended, seeks an accounting, mandamus, injunctive relief, declaratory judgment, unjust enrichment, bailment, inverse condemnation, and a determination that O.C.G.A.
section 48-8-67 (a law enacted during the pendency of the lawsuit) is unconstitutional. The complaint, as amended, seeks damages of $27.7 million. Subsequently, DeKalb County has re-estimated its alleged damages variously as $19, $15, and $12 million. DeKalb County's action was dismissed by the trial court, and this dismissal was affirmed in part and reversed in part by the Georgia Supreme Court in an order dated February 22, 1999. The Supreme Court's decision remands to the trial court the accounting claim on the question of whether the Department of Revenue made reasonable efforts to identify county tax proceeds that have been determined by the Department to be unidentifiable to any county. The defendants may seek reconsideration of this issue before the case is remitted to the trial court.

      Ellis-Don Construction claim. A contract claim has been made in the amount of $6,600,000 against the Board of Regents of the University System of Georgia in connection with construction at the University of Georgia Biocontainment Research Center, Project C-85 administered through the Georgia State Financing and Investment Commission Construction Division ("GSFIC"). The claimant, Ellis-Don Construction, bases its claim upon the encountering of extensive subsurface rock, delays allegedly caused by the Board of Regents (as owner) and redesign overhead costs and time extensions. The total contract cost is approximately $18,270,000. GSFIC, as project manager, has received the claim and is hiring a consultant to evaluate the claim fully. GSFIC intends to defend the claim vigorously on behalf of the Board of Regents. The Board of Regents believes the claim to be grossly overstated and anticipates resolving any legitimate portions of the claim for a substantially lesser sum than that claimed.

      General Motors Acceptance Corp. v. Jackson, Fulton Superior Court Civil Action No. 1999CV06252. This is the first suit in Georgia by a financial institution for refund of sales taxes based upon alleged bad debts on installment sales contracts purchased from motor vehicle dealers. The suit seeks a refund of approximately $300,000. The total amount of all similar pending administrative claims for refund (for the years 1991 - 1998) is approximately $24,000,000. This case is in the discovery phase.

      Georgia Jackson, et al. v. Georgia Lottery Corporation, Fulton Superior Court Civil Action No. E-50303, filed August 26, 1996. Plaintiffs sought a court order declaring that two games sponsored by the Georgia Lottery Corporation, "Quick Cash" and "Cash Three," are unconstitutional and enjoining the lottery from further offering of these games. Plaintiffs also sought the return of all monies played on these games during a specified period, approximately $1,703,462,781. On an interlocutory appeal, the Georgia Court of Appeals ruled that the Lottery Corporation does not have sovereign immunity but ruled for the Corporation on the merits. The Plaintiffs petitioned for a writ of certiorari to the Supreme Court of Georgia, and the Supreme Court denied the petition. The remittitur of the Court of Appeals has been returned to the trial court.

      James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98cv02559. This civil action was filed against the United States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. Currently, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War has resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and $40 billion on punitive damages against each named defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

      RW Allen/Beers claim. A contract claim has been made in the amount of $9,850,000 against the Board of Regents of the University System of Georgia in connection with construction at the Children's Medical Center, Augusta, Georgia, Project H-26, administered through Program Manager McDevitt-Street-Bovis. The claimant, Construction Manager RW Allen/Beers bases the claim upon delays allegedly caused by the Board of Regents (as owner) and redesign overhead costs and time extensions. A subcontractor has filed suit for $5,000,000 on its claim against the Construction Manager, which amount is a part of the Construction Manager's contract claim against the Board of Regents. The total contract cost is approximately $44,000,000. The Program Manager has received the claim and will make its recommendations to Regents through the contract-based dispute resolution (arbitration) process. The Board of Regents intends to defend the claim vigorously through the dispute resolution process. The Board of Regents believes that the claim is grossly overstated and anticipates resolving any legitimate portions of the claim for a substantially lesser sum than that claimed.

      The above-referenced information is based on available public documents and oral representations made by and information received from officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases.


      Maryland. The public indebtedness of the State of Maryland and its instrumentalities is divided into four basic categories. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Maryland Department of Transportation issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The Maryland Stadium Authority issues limited special obligation bonds and votes for purposes of financing stadiums and conference centers payable primarily from fixed rate financing of facility bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues, and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

      At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Neither the Maryland Constitution nor the public general laws of Maryland impose any general debt limit. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

      The State Constitution prohibits the contracting of State debt unless authorized by a law providing for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of debt issuance. The Constitution also provides that the taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. As a matter of practice, general obligation bonds, other than small denomination bonds and refunding bonds, are issued to mature in serial installments designed to provide payment of interest only during the first two years and an approximately level annual amortization of principal and interest over the remaining years.

      The State has financed and expects to continue to finance the construction and acquisition of various facilities and equipment through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works.

      1999 Budget--On April 7, 1998, the General Assembly approved the budget for fiscal year 1997. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarial recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $.21 per $100 of assessed valuation; (iv) $3.3 billion in aid to local governments (reflecting a $169.1 million increase over fiscal year
1998); and (v) $75.5 million in general fund deficiency appropriations which include $25 million for computer programming modifications to address the "Year 2000" problem.

      The Budget incorporates the first full year of the five-year phase-in of the 10% reduction in personal income taxes, accelerated by legislation enacted by the 1998 General Assembly, estimated to result in a reduction of revenues of approximately $300 million in fiscal year 1999. Legislation was also enacted making the State's existing earned income tax credit refundable, with an estimated reduction in fiscal 1999 revenues of $17.5 million. The reduction in fiscal 1999 revenues resulting from the reductions in income taxes enacted by the 1998 General Assembly will be mitigated by a transfer of $185.2 million to the General Fund from the Revenue Stabilization Account of the State Reserve Fund. The Budget includes $50 million for the funding to Baltimore City Public Schools related to the consent decree and $61.5 million to provide funding for a statewide public education proposal targeted primarily to at-risk students. The Budget also includes $76 million ($29 million in general funds and $47 million in federal funds) to provide medical coverage to low income children and pregnant women currently without coverage.

      The State's fiscal year 1999 capital budget is to be funded with $430 million general obligation bonds (net of $13 million of prior year authorizations to be deauthorized), $156.7 million general funds appropriated in the operating budget, $1,244.5 million in special and federal funds (of which $572 million is appropriated to the Department of Transportation) and $46.5 million in revenue bonds. In the fiscal year 1999 general obligation bond program, $21.8 million is reserved as an allotment for legislative initiatives, private hospitals and independent colleges and universities.

      Based on the 1999 Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 1999, will be approximately $249.5 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1999, will be $635.8 million.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

      North Carolina. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the fiscal period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th.

      The State of North Carolina is the tenth most populous state. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in April 1999 was 2.6%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there.

      The ending fund balance for the State's General Fund at June 30, 1998 was $1,662.0 million. The budget being considered by the North Carolina General Assembly for the fiscal year ending June 30, 2000 projects an ending General Fund balance of approximately $1,043 million. However, no funds have been appropriated or reserved for intangibles tax refunds, which could be as much as $465 million, payable as a result of the Smith-Shaver cases described below.

      The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

      Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems.

      Francisco case. On August 10, 1994, a class action lawsuit was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children.

      Bailey-Emory-Patton. cases. State and local government retirees filed a class action suit in 1990 challenging repeal of the income tax exemptions of State and local government retirement benefits, additional lawsuits were filed reserving refund claims for later years and Federal retirees filed a class action suit in 1995 seeking monetary relief for taxes paid on federal government retirement benefits. In 1998, the North Carolina Supreme Court ruled that it was unconstitutional for the State of North Carolina to collect taxes on the pensions of retired Federal, State and local government employees. The required refunds were estimated to be $1.1 billion. However, a settlement has been reached and a Consent Order approved in which the State will pay a total of $799 million with $400 million paid in 1998 and the balance by July 1999. The balance is reserved in the State's budget for the year ending June 30, 1999.

      Smith-Shaver cases. These cases are class action intangibles tax refund lawsuits relating to prior litigation in which the United States Supreme Court in 1996 ruled unconstitutional the intangibles tax previously collected by the State on shares of stock. Refunds have been made with interest to those taxpayers who complied with the applicable State tax refund statutes. The North Carolina Supreme Court held in 1998 that the taxpayers who paid the intangibles tax but did not comply with the State tax refund statute were nonetheless entitled to intangibles tax refunds which are estimated at approximately $360 million. Because a dispute continues as to the timing of the payment of these intangibles tax refunds, the General Assembly of North Carolina has made no appropriations for their payment and they are not included in the budget being considered by the North Carolina General Assembly for the fiscal year ending June 30, 2000. Additional class action lawsuits claim approximately $105 million for intangibles taxes paid for 1990. While the State believes that this claim is barred by the statute of limitations, this defense has been dismissed by the Superior Court.

      Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The North Carolina Court of Appeals and Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for unconstitutional impairment of contract was tried in Superior Court in 1995, and the court issued an order in favor of the plaintiffs. In 1997, the North Carolina Supreme Court upheld the trial court's ruling. A determination of the actual amount of liability and the payment process is being made by the parties. The plaintiffs have submitted documentation to the court asserting that the cost and damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated. Payments have been made of approximately $73 million and the State estimates remaining liability will not exceed $42 million. All retroactive and future benefit payments are payable from the funds of the State's retirement systems.

      N.C. School Boards Association case. In December 1998, plaintiffs, including the school boards of six North Carolina counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to schools. The plaintiffs allege that they are due approximately $84 million. The State believes that sound legal arguments support the State's position that these amounts may be retained by State administrative agencies.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

      South Carolina. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

      The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

      The State Constitution requires a General Reserve fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

      The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

      After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

      The State operates on a fiscal year beginning July 1 and ending June 30. For the fiscal year ended June 30, 1998, the State had a budgetary surplus of $254.9 million, and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly passed the Fiscal Year 1998-99 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to property tax relief, health and human services and education.

      Positive economic growth in South Carolina has been driven, in part, by gains in tourism, business services and international trade. In 1998, the State enjoyed the greatest economic gains of any state in the Southeast region. The State's gross product rose by 6.2%, and unemployment fell to a near record low of 3.5% as the State added 70,000 new jobs-nearly as many as it did in the previous two years combined.

      Over the last two years, the State's unemployment rate has been below the national rate with 1998 being almost a full percentage point below the national average. In terms of personal income, South Carolina, in 1998, was the nation's third fastest growing state.

      A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, has been filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision was appealed to the State Supreme Court and on May 26, 1999 oral arguments were heard by the Supreme Court. The State believes its position is meritorious, but it unable to predict when the Supreme Court will rule or what the outcome will be. The Systems' liability in the event of an unfavorable outcome is estimated to be approximately $340 million for current retirees, and $800 million for current active members of the South Carolina Retirement System and the Police Officers' Retirement System.

      In November 1998, a class action lawsuit was filed against the State which challenges the taxation by the State of federal retiree's income. The State estimates that its ultimate liability may exceed $170 million plus interest in the event of an unfavorable outcome. This estimate does not include the impact on future year's revenues. While the State is uncertain as to the ultimate outcome of this case, it is vigorously defending its position.

      The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

      Tennessee. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

      Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1998, the State of Tennessee's annual legal debt service limit of $414 million was well above the debt service required of $118 million, with a legal debt service margin of $296 million. Debt per capita equaled $167, and the ratio of net general long-term bonded debt to assessed property valuation was 1.52 percent.

      The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1997-98. During fiscal year 1998, Tennessee continued several programs that were designed to position the State to remain competitive in attracting new jobs while addressing several problem areas for the State. The State continued its Basic Education Program which is designed to achieve salary equalization in teachers' salaries and to provide funding for enrollment growth. The State also extended coverage under Tenn Care to all Tennessee children who do not otherwise have access to health insurance, enhanced all services to children under the newly established Department of Children's Services and continued enhancement of employment opportunities through development of adult basic education and coordination of job retaining and job placement efforts. The State of Tennessee created the Center for Effective Government and pursued other initiatives designed to create a more effective and efficient State government.

      The economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded two billion in the last six years. This growth created 19,543 new jobs in Tennessee for the year ended June 1998. As of June 1998, the State's unemployment rate was 5.4% slightly higher than the national average of 5.4%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 1998.

      Despite the economic growth, the State has predicted a $365 million budget shortfall for the fiscal year 1999. The Administration considered a number of tax proposals, including a State income tax, that would have raised revenues for the State. Ultimately, the Tennessee Legislature passed the Tax Revision and Reform Act of 1999 (the "Tax Act") which repealed the existing franchise and excise tax and replaced it with a new excise and franchise tax. While the Tax Act does raise revenues for the State, it is likely that even more sweeping tax reform legislation will be needed to raise additional revenues to continue the services currently provided by the State or a substantial reduction in services will need to be implemented.

      Texas. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period, do not constitute "debt" within the meaning of the constitutional prohibition.

      Texas Revised Civil Statutes Article 717k-7(8) prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. On November 4, 1997, Texas voters approved a constitutional amendment pursuant to Proposition 11 in order to add the provisions of Article 717k-7(8) to the Constitution, which provisions are now set forth in Article III, Section 49-j of the Texas Constitution. The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 11% of the State's economy. Service-producing sectors (which include transportation and public utilities; finance and insurance and real estate; trade; services; and government) are the major sources of job growth in Texas, although the rate of growth of goods-producing jobs has been about the same as that of service-producing jobs since 1994. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

      The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is based upon the public and private service sector, recreation/tourism and high-technology manufacturing. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, shifting export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

      In 1997, total nonfarm employment growth was 4.2%. By September 1998, state nonfarm employment growth had moderated somewhat, in keeping with national job growth patterns, but still expanded at 3.0%. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Employment during the period between September 1997 through September 1998 also increased in the wholesale and retail trade, government, transportation, communications, public utilities, manufacturing and construction industries. The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with bright prospects for continued growth, such as knowledge-based manufacturing and services. Per capita personal income has since increased to approximately 93.5% of U.S. per capita income as of 1997.

      The State's general revenue fund provides an indication of the State's financial condition. Effective as of the beginning of fiscal 1994, numerous state funds were merged into the general revenue fund providing for a one-time gain of approximately $1.2 billion for the fund. In the fiscal year 1997, the general revenue fund accounted for most of the state's net revenue. Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1998. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the state's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1994, 1995, 1996, 1997, and 1998, the general revenue fund contained a cash surplus of approximately $2.239 billion, $2.110 billion, $2.271 billion, $2.685 billion and $3.330 billion, respectively.

      Virginia. Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

      Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

      General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

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      The restrictions applicable to general obligation debt of the
Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

      The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

      Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

      The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

                                       63
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      Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

      The General Fund of the Commonwealth derives its revenues primarily from individual and fiduciary income tax, corporation income tax, state sales and use tax, public service corporations tax and taxes on premiums of insurance companies. General Fund tax revenues grew at a rate of 11% from fiscal year 1997 to fiscal year 1998. Individual tax revenue grew by 14.3%. Certain other tax revenues experienced more modest growth and in one instance a decline. Public service corporation revenues declined by 19.4%, while corporate income tax revenue grew at a rate of 4.3% and sales and use tax revenue at a rate of 5.1%. Overall revenue grew by 8% mainly in individual income tax revenues, but non-tax revenues declined by 3%. Overall expenditures grew at a rate of 6%, compared to 5.5% in fiscal year 1997. Education expenditures grew by $168.6 million, or 5.5 percent, while administration of justice expenditures grew by $137.6 million, or
10.3 percent. The large increase in revenues in fiscal year 1998 resulted in a General Fund balance of $1,444.2 million, an increase of 54.1% over fiscal year 1997.

      Historically, balances in the General Fund have decreased in some years, for example in 1995, as a result of an increase in transfers from the General Fund, and have increased at varying rates in other years, such as fiscal years 1996 and 1997.

      In 1997, the Commonwealth ranked 12th in population among the 50 states. The Commonwealth's 1997 population was approximately 6,737,500. According to the U.S. Department of Commerce, Bureau of Economic Analysis and University of Virginia, Weldon Cooper Center for Public Service, the 1996 per capita income for the Commonwealth was $25,255. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 4% in 1997 compared to 4.9% nationally. Assessed value of locally taxed property exceeded $405 billion in 1997 according to the Virginia Department of Taxation.

      Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement. The Settlement will be final on the earlier of (i) June 30, 2000 or (ii) when 80% of the settling states approve the Settlement. The Settlement provides, among other things, that tobacco companies will pay a total of $206 billion to the participating states by the year 2025. The Commonwealth's share of the total amount paid to states would be approximately $4 billion. During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. 50% of the annual amount received by the Commonwealth from the Settlement will be deposited into such Fund. Such Commission will determine the appropriate recipients of money in the Fund and distribute moneys in the Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. Tobacco is Virginia's top cash crop and it generated $191 million in revenues in 1997. In a separate Trust Agreement between the four leading tobacco firms and 14 tobacco-growing states, a $5.15 billion National Tobacco Community Trust Fund has been established to help farms cope with the anticipated decline in sales resulting from the Settlement. Although the Trust Agreement is not final, the four tobacco companies are expected to make payments into the Trust Fund over a 12-year period beginning in 2002.

      The General Assembly approves a biannual budget for the Commonwealth. The 1998-2000 Budget Bill presented about $2,242.1 million in operating increases from the general fund above fiscal year 1998 appropriation levels. Of this amount, $211.4 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($874.2 million), higher education ($345.5 million), public safety, economic development, health and human resources, and natural resources. The 1998-2000 Budget Bill also provided $350 million in funding for tax reductions, including $260 million for the first installment of a proposal to eliminate the personal property tax on personal use vehicles valued up to $20,000 and a proposal to eliminate the sales tax on non-prescription drugs. In addition to increases to operating funds, the 1998-2000 Budget Bill provided $532.8 million in pay-as-you-go funding for capital projects.

      On January 26, 1998, the Governor submitted amendments to the introduced 1998-2000 Budget Bill to fund his commitments to provide additional teachers in K-12 class rooms ($35.1 million) and to eliminate the personal property tax on personal use vehicles valued up to $20,000 ($233.2 million). The Governor's amendments also made minor adjustments, many of them based on updated information available after the 1998-2000 Budget Bill was introduced. Revenue adjustments included a revised estimate of general fund revenue, a revised accounting for interest earnings, and elimination of a Lottery Special Reserve Fund.

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      The 1998-2000 Budget Bill enacted by the 1998 General Assembly in its
60-day Session, which began January 14, 1998, including $447 million for personal property tax relief and $80.8 million for local school construction and repair.

      The Governor signed the 1998-2000 Budget Bill into law on April 14, 1998. The 1998-2000 Budget Bill became the 1998-2000 Appropriation Act (Chapter 464, 1998 Virginia Acts of Assembly). This Act was amended by action of a Special Session of the 1998 General Assembly, which convened on April 23, 1998. Amendments to the 1998-2000 Appropriation Act enacted during the 1998 Special Session of the General Assembly, fully fund the $110 million program for public school construction and effect personal property tax relief totaling $434.8 million. These amendments were signed into law by the Governor on May 20, 1998 (Chapter 1, Special Session I, 1998 Virginia Acts of Assembly). The 1998-2000 Appropriation Act, as amended, went into effect on July 1, 1998.

      The 1999 Budget Bill contained a total of $864.6 million in new general fund spending, including a payment of $79.1 million for the Revenue Stabilization Fund, $732 million in new spending for operating expenses, and $52.9 million for capital outlay. The 1999 Budget Bill provided for continued tax relief for Virginians, with the continuation of the phased-in car tax relief, a first step toward reducing the sales tax on food for home consumption, and a military pay exclusion from state income tax of up to $15,000 of basic pay. Other major new spending items proposed by the Governor included $364 million in aid to localities (funding for localities with police department, dedication of lottery profits to K-12 education, and pay increases for local sherrifs' deputies), funding to roll back tuition at state-supported colleges and universities by 20 percent, funding for the Water Quality Improvement Fund and other environment initiatives, and funding for improvements to the state's mental health system.

      The 1999 General Assembly Session ended on February 27, 1999. The 1999 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor signed the amended bill and returned it to the General Assembly with thirteen item vetoes for action at its one-day reconvened session held April 7, 1999. The General Assembly upheld all but three of the Governor's item vetoes. The 1999 Budget Bill became law on April 7, 1999, as Chapter 935 of the 1999 Virginia Acts of Assembly.

      The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.

Options on Currencies

      Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

Other Investment Companies

      In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

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Participation Interests and Company Receipts

      The Government Bond Fund also may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

      Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

Real Estate Investment Trusts

      A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

      REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

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Repurchase Agreements

      The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

Reverse Repurchase Agreements

      At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

      To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

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Short Sales

      Certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Special Situations

      Certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Stand-By Commitments

      Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

      The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

      A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

      The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

      Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

      The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

Stripped Securities

      Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

      In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

      Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. and Foreign Bank Obligations

      These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

      Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

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      Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. Government Obligations

      Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

      U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

Use of Segregated and Other Special Accounts

      Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

      A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

      Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

      In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

      In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

Variable- and Floating-Rate Instruments

      Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

      The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

Warrants

      Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments

      A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Portfolio Turnover

      Generally, the Equity Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the Funds' portfolio turnover rates, see the "Financial Highlights" in the Prospectus.

Investment Risks

      In addition to the risks identified in certain of the securities descriptions above, there also are general investment risks associated with an investment in any of the Funds.

      Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

      The Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than diversified funds such as the Nations Marsico Growth & Income Fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. The Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (e.g., "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

      Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

      Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

                           MANAGEMENT OF THE COMPANIES

      The business and affairs of the Companies are managed under the direction of their respective Boards of Directors/Trustees. This SAI contains the names of and general background information concerning each Trustee/Director of the Companies.

      The Companies and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

      The Directors/Trustees and executive officers of each Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of a Company (as defined in the 1940 Act) are indicated by an asterisk(*).

                                                 Principal Occupations
                                                 During Past 5 Years
                         Position with           and Current
Name, Address, and Age   the Companies           Directorships
----------------------   -------------           -----------------------
Edmund L. Benson, III,   Director                Director, President and
62                                               Treasurer, Saunders &
Saunders & Benson, Inc.                          Benson, Inc. (Insurance),
1510 Willow Lawn Drive                           Insurance Managers, Inc.
Suite 216                                        (insurance); Trustee,
Richmond, VA 23230                               Nations Reserves, Master
                                                 Investment Trust, Nations
                                                 Annuity Trust and Nations Fund
                                                 Trust; Director, Nations Fund,
                                                 Inc., Nations LifeGoal Funds,
                                                 Inc., and Nations Fund
                                                 Portfolios, Inc.

James Ermer, 56          Director                Retired Executive Vice
11511 Compass Point                              President, Corporate
Drive                                            Development and Planning -
Ft. Meyers, FL  33908                            Land America (title
                                                 insurance); Senior Vice
                                                 President, Finance - CSX
                                                 Corporation (transportation and
                                                 natural resources); Director -
                                                 National Mine Service (mining
                                                 supplies), Lawyers Title
                                                 Corporation (title insurance),
                                                 Nations Fund, Inc., Nations
                                                 Fund Portfolios, Inc. and
                                                 Nations LifeGoal Funds, Inc.;
                                                 Trustee - Nations Reserves,
                                                 Nations Fund Trust, Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.

William H. Grigg, 66     Director                Chairman Emeritus since
Duke Power Co.                                   July 1997, Chairman and
16092A Reap Road                                 Chief Executive Officer
Albermarle, NC  28001                            from April 1994 to July
                                                 1997 - Duke Power Co.; Director
                                                 - The Shaw Group, Inc.;
                                                 Director and Vice Chairman,
                                                 Aegis Insurance Services, Ltd.
                                                 (a mutual insurance company in
                                                 Bermuda); Director-Hatteras
                                                 Income Securities, Inc.,
                                                 Nations Government Income Term
                                                 Trust 2003, Inc., Nations
                                                 Government Income Term Trust
                                                 2004, Inc., Nations Balanced
                                                 Target Maturity Fund, Inc.,
                                                 Nations Fund, Inc., Nations
                                                 Fund Portfolios, Inc. and
                                                 Nations LifeGoal Funds, Inc.;
                                                 Trustee - Nations Reserves,
                                                 Nations Fund Trust, Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.

Thomas F. Keller, 67     Director                R.J. Reynolds Industries
Fuqua School of Business                         Professor of Business
P.O. Box 90120                                   Administration and Former
Duke University                                  Dean - Fuqua School of
Durham, NC 27708                                 Business, Duke University;
                                                 Director - LADD Furniture,
                                                 Inc. (furniture), Wendy's
                                                 International, Inc.
                                                 (restaurant operating and
                                                 franchising), American
                                                 Business Products, Inc.
                                                 (printing services),
                                                 Dimon, Inc. (tobacco),
                                                 Biogen, Inc.
                                                 (pharmaceutical
                                                 biotechnology), Hatteras
                                                 Income Securities, Inc.,
                                                 Nations Government Income
                                                 Term Trust 2003, Inc.,
                                                 Nations Government Income
                                                 Term Trust 2004, Inc.,
                                                 Nations Balanced Target
                                                 Maturity Fund, Inc.,
                                                 Nations Fund, Inc.,
                                                 Nations Fund Portfolios,
                                                 Inc. and Nations LifeGoal
                                                 Funds, Inc.; Trustee - The
                                                 Mentor Funds, Mentor
                                                 Institutional Trust, Cash
                                                 Reserve Trust, Nations
                                                 Reserves, Nations Fund
                                                 Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.

Carl E. Mundy, Jr., 64   Director                President and CEO - USO
USO World Headquarters                           from May 1996 to present;
Washington Navy Yard                             Commandant - United States
Building 198                                     Marine Corps from July
901 M Street, S.E.                               1991 to July 1995;
Washington, D.C.                                 Director - Shering-Plough
20374-5096                                       (pharmaceuticals and
                                                 health care products);
                                                 General Dynamics
                                                 Corporation (defense
                                                 systems), Nations Fund,
                                                 Inc., Nations Fund
                                                 Portfolios, Inc. and
                                                 Nations LifeGoal Funds,
                                                 Inc.; Trustee - Nations
                                                 Reserves, Nations Fund
                                                 Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.

Dr. Cornelius J. Pings,  Director/Trustee        President - Association of
70*                                              American Universities from
480 S. Orange Grove                              February 1993 to June
Blvd.                                            1998; Director - Farmers
Pasadena, CA  91105                              Group, Inc. (insurance
                                                 company), Nations Fund, Inc.,
                                                 Nations LifeGoal Funds, Inc.
                                                 and Nations Fund Portfolios,
                                                 Inc.; Trustee - Master
                                                 Investment Trust, Series I from
                                                 1995 to 1999, Master Investment
                                                 Trust, Series II from 1995 to
                                                 1997, Nations Reserves, Nations
                                                 Fund Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.;
                                                 Director/Trustee and Chairman -
                                                 Pacific Horizon Funds, Inc. and
                                                 Master Investment Trust, Series
                                                 I, from inception to May 1999;
                                                 Director - Time Horizon Funds
                                                 and Pacific Innovations Trust.

James B. Sommers*, 60    Director                President - NationsBank
237 Cherokee Road                                Trust from January 1992 to
Charlotte, NC  28207                             September 1996; Executive
                                                 Vice President - NationsBank
                                                 Corporation from January 1992
                                                 to May 1997; Chairman - Central
                                                 Piedmont Community College
                                                 Foundation; Board of
                                                 Commissioners, Charlotte/
                                                 Mecklenberg Hospital Authority;
                                                 Director Nations Fund, Inc.,
                                                 Nations Fund Portfolios, Inc.
                                                 and Nations LifeGoal Funds,
                                                 Inc.; Trustee Central Piedmont
                                                 Community College; Mint Museum
                                                 of Art, Nations Reserves,
                                                 Nations Fund Trust, Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.

A. Max Walker*, 77       President, Director     Independent Financial
4580 Windsor Gate Court  and Chairman of the     Consultant; Director and
Atlanta, GA 30342        Board                   Chairman of the Board -
                                                 Hatteras Income Securities,
                                                 Inc., Nations Government Income
                                                 Term Trust 2003, Inc., Nations
                                                 Government Income Term Trust
                                                 2004, Inc., Nations Balanced
                                                 Target Maturity Fund, Inc.;
                                                 President, Director and
                                                 Chairman of the Board - Nations
                                                 Fund, Inc., Nations LifeGoal
                                                 Funds, Inc. and Nations Fund
                                                 Portfolios, Inc.; President,
                                                 Trustee and Chairman of the
                                                 Board Nations Reserves, Nations
                                                 Fund Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.

Charles B. Walker, 60    Director                Director-Ethyl Corporation
Albermarle Corporation                           (chemical manufacturing);
Vice Chairman and CFO                            Vice Chairman and Chief
330 South Fourth Street                          Financial Officer -
Richmond, VA 23219                               Albemarle Corporation
                                                 (chemical manufacturing);
                                                 Director - Nations Fund,
                                                 Inc., Nations Fund
                                                 Portfolios, Inc. and
                                                 Nations LifeGoal Funds,
                                                 Inc.; Trustee - Nations
                                                 Reserves, Nations Fund
                                                 Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.


Thomas S. Word, Jr.*, 61 Director                Partner - McGuire, Woods,
McGuire, Woods, Battle                           Battle & Boothe LLP (law
& Boothe LLP                                     firm); Director -
One James Center                                 Vaughan-Bassett Furniture
8th Floor                                        Companies, Inc.
Richmond, VA  23219                              (furniture), Nations Fund,
                                                 Inc., Nations Fund
                                                 Portfolios, Inc. and
                                                 Nations LifeGoal Funds,
                                                 Inc.; Trustee - Nations
                                                 Reserves, Nations Fund
                                                 Trust, Nations Annuity
                                                 Trust and Nations Master
                                                 Investment Trust.

Richard H. Blank, Jr.,   Secretary and Treasurer Senior Vice President
42                                               since 1998, Vice President
Stephens Inc.                                    from 1994 to 1998 and
111 Center Street                                Manager from 1990 to 1994
Little Rock, AR  72201                           - Mutual Fund Services,
                                                 Stephens Inc.; Secretary since
                                                 September 1993 and Treasurer
                                                 since November 1998 - Nations
                                                 Fund, Inc., Nations Fund
                                                 Portfolios, Inc., Nations
                                                 LifeGoal Funds, Inc., Nations
                                                 Reserves, Nations Fund Trust,
                                                 Nations Annuity Trust and
                                                 Nations Master Investment
                                                 Trust.


Michael W. Nolte, 38     Assistant Secretary     Assistant Secretary -
Stephens Inc.                                    Nations Fund Trust,
                                                 Nations Fund, Inc., Nations
                                                 Reserves, Nations Fund
                                                 Portfolios, Inc., Nations
                                                 LifeGoal Funds, Inc., Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.


James E. Banks, 43       Assistant Secretary     Assistant Secretary -
Stephens Inc.                                    Nations Fund Trust,
                                                 Nations Fund, Inc., Nations
                                                 Reserves, Nations Fund
                                                 Portfolios, Inc., Nations
                                                 LifeGoal Funds, Inc., Nations
                                                 Annuity Trust and Nations
                                                 Master Investment Trust.

      Each Director/Trustee is a board member of NFI, NFT, NFP, Nations Annuity Trust, Nations Institutional Reserves, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds family. Richard H. Blank, Jr., Michael W. Nolte, and James E. Banks. Jr. also are officers of NFI, NFT, NFP, Nations Annuity Trust, Nations Institutional Reserves, Nations Master Investment Trust and Nations LifeGoal Funds, Inc.

      Each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of each Company, plus
(ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors/Trustees (or committee thereof) and $500 for each telephone meeting attended. All Directors/Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers receive no direct remuneration in such capacity from the Companies. No person who is an officer, director, trustee, or employee of Bank of America or its affiliates serves as an Officer, Director, Trustee or employee of the company. As of the date of this SAI, the directors and officers of each Company as a group owned less than 1% of the outstanding shares of each of the Funds.

      Each Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that a Company's access persons, other than its "disinterested" directors or trustees, submit reports to a Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

Nations Funds Retirement Plan

      Under the terms of the Nations Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Director/Trustee may be entitled to certain benefits upon retirement from the Board of Directors/Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director/trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a director/trustee retires before reaching age 65, no benefits are payable. Each eligible director/trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's/trustee's fees payable by the Funds during the calendar year in which the director's/trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director/trustee in quarterly installments for a period of no more than five years. If an eligible director/trustee's dies after attaining age 65, the director's/trustees surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director/trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each director/trustee are unsecured and subject to the general creditors of the Funds.

Nations Funds Deferred Compensation Plan

      Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors/Trustees (the "Deferred Compensation Plan"), each director/trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director/trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring directors/trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring directors'/trustees deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's/trustees' retirement benefits commence under the Retirement Plan. The Board of Directors/Trustees, in its sole discretion, may accelerate or extend such payments after a director's/trustee's termination of service. If a deferring director/trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's/trustee's death. If a deferring director/trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director/trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors/trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

      Director Compensation Through July 1, 1999


                                COMPENSATION TABLE


                                    Pension or
                       Aggregate    Retirement
                     Compensation    Benefits     Estimated     Total Compensation
   Name of Person        from       Accrued as      Annual       from Registrant
    Position (1)      Registrant     Part of    Benefits Upon  & Fund Complex(3)(4)
                          (2)          Fund      Retirement
                                     Expenses        Plan

Edmund L. Benson,    $46,000          $8,889    $35,000              $77,377
III
Trustee/Director

James Ermer           44,000            8,889     35,000              65,375
Trustee/Director

William H. Grigg      47,000            8,889     35,000              90,375
Trustee/Director

Thomas F. Keller      50,000            8,889     35,000              94,875
Trustee/Director

A. Max Walker         56,000            8,889     35,000             110,875
Chairman of the
Board

Charles B. Walker     47,000            8,889     35,000              71,375
Trustee/Director

Thomas S. Word        50,000            8,889     35,000              77,375
Trustee/Director

James P. Sommers      47,500            8,889     35,000              73,375
Trustee/Director

Carl E. Mundy, Jr.    48,500            8,889     35,000              74,377
Trustee/Director

Dr. Cornelius Pings      0              0            0                     0
Trustee/Director

      (1)All directors/trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers of the Companies receive no direct remuneration in such capacity from the Companies.

      (2) For the twelve-month period ending March 31, 1999, each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Companies, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors/Trustees (or Committee thereof).

      (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from six investment companies deemed to be part of the Nations Funds complex.

      (4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Directors/Trustees: Edmund L. Benson, III $35,188; William H. Grigg $66,375; Thomas F. Keller $70,375; and Thomas S. Word $70,375.

      Director Compensation After July 1, 1999

      The Board of Directors of the Company along with the Boards of Directors/Trustees of the other open-end registered investment companies in the Nations Funds family approved a new compensation structure for the Board members, effective July 1, 1999. The new structure compensates the Board members for their services to the Nations Funds family on a flat rate basis, and not on a per registered investment company or per fund basis. The Nations Funds family currently consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc. and Nations Master Investment Trust.

      Under the new structure, each Board member would receive a base retainer fee in the amount of $65,000 per year, in addition to $5,000 for each in-person meeting attended; in addition to $1,000 for each telephonic meeting attended. Each Board member would be compensated only for a maximum of six meetings per calendar year. In addition, the Chairman of the Boards, currently A. Max Walker, would receive an addtional fee of 20% of the base retainer fee; the Chairman of the Nominating Committees would receive an additional fee of 10% of the base retainer fee. The members of the Nominating and Audit Committees will receive additional compensation at the rate of $1,000 per meeting attended.

Shareholder and Trustee Liability

      NFT is a Massachusetts business trust. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, NFT's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of NFT, and that every note, bond, contract, order, or other undertaking made by NFT shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that NFT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of NFT and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which NFT itself would be unable to meet its obligations.

      The Declaration of Trust states further that no Trustee, officer, or agent of NFT shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of NFT; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or NFT shall look solely to the trust property for payment.

      With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of NFT unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND DISTRIBUTION
                                    AGREEMENTS

Investment Adviser and Sub-Advisers

      Bank of America and its Investment Adviser Affiliates

      Bank of America Advisors, Inc. ("BAAI") serves as investment adviser to all of the Funds of the Companies, pursuant to Investment Advisory Agreements dated January 1, 1996, and amended thereafter. Brandes serves as investment sub-adviser to the International Value Fund, pursuant to an Investment Sub-Advisory Agreement dated as of April 8, 1998. Gartmore serves as investment sub-adviser to the Emerging Markets Fund and International Growth Fund, pursuant to Investment Sub-Advisory Agreements dated January 1, 1996, and amended thereafter. Gartmore, INVESCO and Putnam serve as co-investment sub-advisers to the International Equity Fund, pursuant to Investment Sub-Advisory Agreements dated as of April 15, 1999. Boatmen's serves as investment sub-adviser to the Government Bond Fund, pursuant to an Investment Sub-Advisory Agreement dated July 31, 1997. Marsico Capital serves as investment sub-adviser to the Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund, pursuant to an Investment Sub-Advisory Agreement, dated December 31, 1997. TradeStreet serves as investment sub-adviser to all other Funds of the NFI and NFT, pursuant to Investment Sub-Advisory Agreements, dated January 1, 1996, and amended thereafter.

      BAAI also serves as the investment adviser to the portfolios of Nations Institutional Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to Nations Institutional Reserves, Nations Annuity Trust, Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc.

      BAAI and TradeStreet are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of Bank of America and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a publicly listed U.K. company. National Westminster Bank plc and affiliated parties (collectively, "NatWest) own 100% of the equity of Gartmore plc. Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority. The respective principal offices of BAAI, TradeStreet and Gartmore are located at One Bank of America Plaza, Charlotte, N.C. 28255.

      Boatmen's is an indirect wholly owned subsidiary of Bank of America Corporation. Boatmen's principal office is located at 100 North Broadway, St. Louis, Missouri 63178.

      Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Bank of America owns 50% of Marsico Capital.

      Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $100 billion, including the more than $40 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

      Sub-Advisers Unaffiliated with BAAI

      Brandes Investment Partners, Inc. owns a controlling interest in Brandes Investment Partners, L.P. and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 12750 High Bluff Drive, San Diego, CA 92130.

      INVESCO Global Asset Management (N.A.), Inc., with principal offices located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. The "management team" responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Fund are:
John D. Rogers, CFA; W. Linsay Davidson; Michele T. Garren, CFA; Erik B. Granade, CFA; Kent A. Stark; and Ingrid Baker, CFA.

      Putnam Investment Management, Inc., with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, Inc., an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. The "management team" responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Fund are: Omid Kamshad, CFA; Mark D. Pollard, Justin M. Scott and Paul C. Warren

      Investment Advisory and Sub-Advisory Agreements

      Pursuant to the terms of the Investment Advisory Agreements and Sub-Advisory Agreements (at times, the "Advisory Agreements") with BAAI, TradeStreet, Gartmore, Boatman's, Brandes and Marsico Capital, subject at all times to the control of the respective Companies' Boards of Directors/Trustees and conformance with the stated policies of each Company, BAAI, TradeStreet, Gartmore, Boatman's, Brandes and Marsico Capital each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds.

      The Advisory Agreements for BAAI, TradeStreet, Gartmore, Boatmen's Brandes and Marsico Capital each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of BAAI or Trade Street, respectively, or any of their respective officers, directors, employees or agents, BAAI or TradeStreet shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      An Investment Advisory Agreement with BAAI shall become effective with respect to a Fund if and when approved by the Boards of a Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Company's Board of Directors/Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors/Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The respective Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board of Directors/Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by BAAI on 60 days' written notice.

      A Sub-Advisory Agreement with TradeStreet shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Company's Board of Directors (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by BAAI, or by TradeStreet on 60 days' written notice.

      The Sub-Advisory Agreement with Gartmore was initially approved by NFP's Board of Directors on January 26, 1995 and by the initial shareholder on June 30, 1995. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective Funds, BAAI or Gartmore may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Gartmore provides that Gartmore shall not be liable to the Company or to its shareholders for any act or omission by Gartmore or for any loss sustained by the Company or by its shareholders except in the case of Gartmore's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Gartmore, as the case may be.

      The Sub-Advisory Agreement with Boatmen's became effective on July 31, 1997 and it shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by the Adviser on 60 days' written notice. The Sub-Advisory Agreement provides that the Adviser shall not be liable to the Company or to its shareholders for any act or omission by Boatmen's or for any loss sustained by the Company or by its shareholders except in the case of such Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of such Adviser, as the case may be.

      The Sub-Advisory Agreement with Brandes was initially approved by NFI's Board of Directors on February 4, 1998. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Fund, BAAI or Brandes may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Sub-Advisory Agreement with Brandes provides that Brandes shall not be liable to the Company or to its shareholders for any act or omission by Brandes or for any loss sustained by the Company or by its shareholders except in the case of Brandes' willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Brandes, as the case may be.

      The Investment Sub-Advisory Agreement with Marsico Capital was initially approved by NFT's Board of Trustees on December 7, 1997 and is effective for a two year period and shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by
(a)(i) NFT's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of NFT's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940
Act) of a party to such Agreement (other than as Trustees of NFT), by votes cast in person at a meeting specifically called for such purpose. The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by NFT (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by BAAI on 60 days' written notice. The Sub-Advisory Agreement shall become effective for a two-year term with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a)(i) NFT's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and
(b) the affirmative vote of a majority of NFT's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of NFT), by votes cast in person at a meeting specifically called for such purpose.

      The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

      The Adviser may waive a portion of its fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," BAAI, TradeStreet and Gartmore will be required to reduce their fees from the Funds, in direct proportion to the fees payable by the Funds to BAAI, TradeStreet, Gartmore, Brandes, Boatmen's, Marsico Capital and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

      Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1999.

                                   ADVISORY FEES

                               Net Amount Paid  Amount Waived   Reimbursed by
                                                                         Adviser
Prime Fund                     $12,225,631     $1,340,369               $0.00
Treasury Fund                    4,286,160      1,248,840                0.00
Equity Income Fund               5,845,269         42,731                0.00
Government Securities Fund         837,334        180,666                0.00
International Equity Fund        7,491,086             0.00              0.00
International Growth Fund        2,317,553        170,447                0.00
International Value Fund         1,048,847        116,153                0.00
Small Company Growth Fund        2,742,154      1,024,846                0.00
U.S. Government Bond Fund          598,363        479,333          (25,696.00)
Government  Money Market Fund      613,516      1,017,484                0.00
Tax Exempt Fund                  4,507,216      6,378,784                0.00
Value Fund                      17,721,908            0.00               0.00
Capital Growth Fund              6,256,638            0.00               0.00
Disciplined Equity Fund          3,580,240            0.00               0.00
Equity Index Fund                1,077,496      2,753,504                0.00
Emerging Growth Fund             2,082,133            0.00               0.00
Managed Index Fund               1,665,990      1,375,010                0.00
Managed SmallCap Index Fund        397,736        632,548           (5,284.00)
Managed Value Index Fund               0.00       166,154         (110,154.00)
Managed SmallCap Value Index           0.00       148,556         (123,556.00)
Fund
Nations Marsico Growth &           687,321            0.00               0.00
Income Fund
Nations Marsico Focused          1,951,845            0.00               0.00
Equities Fund
Balanced Assets Fund             1,206,155            0.00               0.00
Short-Intermediate Gov't Fund    2,761,572      1,380,428                0.00
Short-Term Income Fund           1,290,670      1,290,330                0.00
Diversified Income Fund          1,914,951        383,049                0.00
Strategic Fixed Income Fund      9,334,703      1,867,297                0.00
Municipal Income Fund            2,651,245      1,131,755                0.00
Short-Term Municipal Income        179,149        445,481          (33,630.00)
Fund
Intermediate Municipal Bond      3,120,856      1,454,144                0.00
 Fund
Florida Intermediate               750,898        419,102                0.00
Municipal Bond Fund
Georgia Intermediate               446,861        333,011           (1,872.00)
Municipal Bond Fund
Maryland Intermediate              512,685        397,315                0.00
Municipal Bond  Fund
North Carolina Intermediate        626,613        379,387                0.00
Municipal Bond Fund
South Carolina Intermediate        900,188        451,812                0.00
 Municipal Bond Fund
Tennessee Intermediate             124,633        172,760          (37,393.00)
Municipal Bond Fund
Texas Intermediate Municipal     1,350,723        620,277                0.00
Bond Fund
Virginia Intermediate              849,701        485,299                0.00
Municipal Bond Fund
Florida Municipal Bond Fund        552,208        340,792                0.00
Georgia Municipal Bond Fund         50,789        131,586          (54,375.00)
Maryland  Municipal Bond Fund       76,086        135,665          (31,751.00)
North  Carolina Municipal          113,404        143,226          (30,630.00)
Bond Fund
South Carolina Municipal Bond       59,273        129,724          (49,997.00)
Fund
Tennessee Municipal Bond Fund        9,144        100,514          (44,658.00)
Texas Municipal Bond Fund           32,331        105,269          (34,600.00)
Virginia Municipal Bond Fund        74,830        133,428          (44,258.00)
Emerging Markets Fund              324,702         66,505          (16,207.00)
Strategic Equity Fund              701,840             0.00              0.00
      BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1998.

                                   ADVISORY FEES

                               Net Amount Paid  Amount Waived   Reimbursed by
                                                                         Adviser
Prime Fund                           $9,639,804         $1,588,170       $ 0.00
Treasury Fund                    5,843,938          843,672          0.00
Equity Income Fund               4,731,858             0.00          0.00
Government Securities Fund         606,485          160,648          0.00
International Equity Fund        9,260,334             0.00          0.00
International Growth Fund        4,491,759          145,205          0.00
International Value Fund           326,210             0.00      3,902.00
Small Company Growth Fund          959,096          419,890          0.00
U.S. Government Bond Fund          483,931          385,271          0.00
Government  Money Market Fund      468,312          954,231          0.00
Tax Exempt Fund                  3,482,525        5,239,935          0.00
Value Fund                      15,618,802           49,168          0.00
Capital Growth Fund              5,717,424             0.00          0.00
Disciplined Equity Fund          1,236,280            0.00           0.00
Equity Index Fund                1,302,110        2,088,839          0.00
Emerging Growth Fund             2,836,719             0.00          0.00
Managed Index Fund                 360,994          449,019          0.00
Managed SmallCap Index Fund           0.00          419,108          0.00
Managed Value Index Fund               670           11,025          0.00
Managed SmallCap Value Index           193            5,901          0.00
Fund
Nations Marsico Growth &             0.00            10,919          0.00
Income Fund
Nations Marsico Focused             27,032             0.00          0.00
Equities Fund
Balanced Assets Fund             1,493,286             0.00          0.00
Short-Intermediate Gov't Fund    2,708,669        1,354,334          0.00
Short-Term Income Fund           1,006,049        1,006,049          0.00
Diversified Income Fund          1,440,010          288,002          0.00
Strategic Fixed Income Fund      7,389,298        1,760,101          0.00
Municipal Income Fund            1,495,049          865,120          0.00
Short-Term Municipal Income        143,891          357,577          0.00
Fund
Intermediate Municipal Bond      1,814,264        1,420,175          0.00
 Fund
Florida Intermediate               414,266          371,186          0.00
Municipal Bond Fund
Georgia Intermediate               305,490          267,367          0.00
Municipal Bond Fund
Maryland Intermediate              216,531          251,773          0.00
Municipal Bond  Fund
North Carolina Intermediate        350,910          325,600          0.00
Municipal Bond Fund
South Carolina Intermediate        532,494          471,252          0.00
 Municipal Bond Fund
Tennessee Intermediate              67,179          121,971          0.00
Municipal Bond Fund
Texas Intermediate Municipal       688,008          601,927          0.00
Bond Fund
Virginia Intermediate              631,227          484,093          0.00
Municipal Bond Fund
Florida Municipal Bond Fund        144,492          123,106          0.00
Georgia Municipal Bond Fund         33,480           66,122          0.00
Maryland  Municipal Bond Fund       25,999           82,546          0.00
North  Carolina Municipal           83,208           94,452          0.00
Bond Fund
South Carolina Municipal Bond       42,805           72,257          0.00
Fund
Tennessee Municipal Bond Fund        1,873           57,822          0.00
Texas Municipal Bond Fund           26,062           72,988          0.00
Virginia Municipal Bond Fund        56,750           81,176          0.00
Emerging Markets Fund              988,113             0.00          0.00

BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 1997. The table below also states the advisory fees paid and waived by Barnett Capital Advisers, Inc. with respect to the Emerald International Equity Fund (predecessor to the International Value Fund) for the period ended December 1, 1996 through November 30, 1997.

                                   ADVISORY FEES


                                       Net Amt.           Amount        Reimbsd.
                                         Paid             Waived        by Advsr.
Government  Money Market Fund          $595,369.00    $1,087,306.00  $    0.00

Tax Exempt Fund                        2,307,746.00    3,589,593.00       0.00

Value Fund                             9,794,835.00           0.00        0.00

Capital Growth Fund                    5,714,094.00           0.00        0.00

Disciplined Equity Fund                1,064,026.00           0.00        0.00

Equity Index Fund                      678,564.00      1,534,132.00       0.00

Emerging Growth Fund                   2,666,535.00           0.00        0.00

Managed Index Fund                     12,069.00         86,414.00   22,720.00

Managed SmallCap Index Fund            13.00             44,990.00   18,619.00
Balanced Assets Fund                   1,798,693.00           0.00        0.00

Short-Intermediate Gov't Fund          1,886,178.00     943,089.00        0.00

Short-Term Income Fund                 600,834.00       601,326.00        0.00

Diversified Income Fund                1,000,615.00     200,123.00        0.00

Strategic Fixed Income Fund            4,757,641.00     951,528.00        0.00

Municipal Income Fund                  323,476.00       305,497.00        0.00

Short-Term Municipal Income Fund       60,734.00        294,153.00        0.00

Intermediate Municipal Bond  Fund      189,645.00       277,372.00        0.00

Florida Intermediate Municipal Bond    104,662.00       161,773.00        0.00
Fund
Georgia Intermediate Municipal Bond    124,834.00       165,879.00        0.00
Fund
Maryland Intermediate Municipal        260,093.00       227,212.00        0.00
Bond  Fund
North Carolina Intermediate            76,726.00        121,064.00        0.00
Municipal Bond Fund
South Carolina Intermediate            152,937.00       197,205.00        0.00
 Municipal Bond Fund
Tennessee Intermediate  Municipal      14,485.00         79,715.00        0.00
Bond Fund
Texas Intermediate Municipal Bond      54,898.00        104,929.00        0.00
Fund
Virginia Intermediate Municipal        614,014.00       520,946.00        0.00
Bond Fund
Florida Municipal Bond Fund            112,099.00       117,651.00        0.00

Georgia Municipal Bond Fund            26,675.00         61,249.00        0.00

Maryland  Municipal Bond Fund          15,208.00         67,979.00        0.00

North  Carolina Municipal Bond Fund    80,159.00         92,926.00        0.00


                                       90

South Carolina Municipal Bond Fund    40,452.00          67,297.00        0.00


Tennessee Municipal Bond Fund         2,763.00           47,192.00    3,159.00
Texas Municipal Bond Fund             35,113.00          69,111.00        0.00

Virginia Municipal Bond Fund          49,575.00          71,879.00        0.00

Emerging Markets Fund                 661,747.00              0.00        0.00

Prime Fund                            6,849,130.00     1,579,771.00       0.00

Treasury Fund                         4,030,618.00     1,026,792.00       0.00

Equity Income Fund                    2,632,510.00            0.00        0.00

International Equity Fund             8,870,691.00            0.00        0.00

International Value Fund              395,837.00              0.00    4,304.00

Government Securities Fund            568,081.00        156,808.00        0.00


      The Pilot U.S. Government Fund (predecessor to the U.S. Government Bond
Fund) and the Pilot Small Capitalization Equity Fund (predecessor to the Pilot Small Company Growth Fund) paid and waived the following advisory and sub-advisory fees under a prior advisory agreement with Boatmen's during the periods indicated.


                       Advisory and Sub-Advisory Fees Paid
                         September 1, 1996 - May 16, 1997


                                    Advisory
                                       Fee
    Pilot US Government Fund
      Advisory Fee                          $552,504
      Advisory Waiver                      (125,674)
                                            426,830

    Pilot Small Capitalization Fund
      Advisory Fee                          $731,622
      Advisory Waiver                       $(250,320)
                                            $481,302

      The table below states the net sub-advisory fees paid to TradeStreet for the fiscal periods indicated. No fees were waived or reimbursed by the Adviser during this periods.


                                SUB-ADVISORY FEES

                                Period Ending   Period Ending
                                   3/31/99         3/31/98

                                 Net Amount Paid

Prime Fund                      $3,712,059      $2,959,571
Treasury Fund                    1,514,431       1,763,574
Equity Income Fund               1,848,435       1,478,586
Government Securities Fund         251,074         181,945
Small Company Growth Fund          941,776         338,212
Government  Money Market Fund      224,207         186,411
Tax Exempt Fund                  1,496,795       1,199,059
Value Fund                       5,907,376       5,222,656
Capital Growth Fund              2,085,548       1,905,808
Disciplined Equity Fund          1,193,414         412,093
Equity Index Fund                  766,128         678,190
Emerging Growth Fund               694,042         945,572
Managed Index Fund                 608,203         162,002
Managed SmallCap Index Fund        205,088          83,822
Managed Value Index Fund            11,167           2,505
Managed SmallCap Value Index         4,902           1,410
Fund
Balanced Assets Fund               402,057         497,762
Short-Intermediate Gov't Fund    1,035,593       1,015,751
Short-Term Income Fund             645,337         503,025
Diversified Income Fund            574,485         432,003
Strategic Fixed Income Fund      2,800,433       2,287,350
Municipal Income Fund              441,332         275,353
Short-Term Municipal Income         82,663          70,205
Fund
Intermediate Municipal Bond        640,558         452,822
 Fund
Florida Intermediate               163,780         109,963
Municipal Bond Fund
Georgia Intermediate               108,963          80,200
Municipal Bond Fund
Maryland Intermediate              127,375          65,563
Municipal Bond  Fund
North Carolina Intermediate        140,804          94,711
Municipal Bond Fund
South Carolina Intermediate        189,337         140,524
 Municipal Bond Fund
Tennessee Intermediate              36,337          26,481
Municipal Bond Fund
Texas Intermediate Municipal       275,982         180,591
Bond Fund
Virginia Intermediate              186,964         156,145
Municipal Bond Fund
Florida Municipal Bond Fund        104,208          31,220
Georgia Municipal Bond Fund         14,957          11,621
Maryland  Municipal Bond Fund       20,994          12,663
North  Carolina Municipal           26,344          20,727
Bond Fund
South Carolina Municipal Bond       16,161          13,424
Fund
Tennessee Municipal Bond Fund        7,594           6,964
Texas Municipal Bond Fund           12,015          11,556
Virginia Municipal Bond Fund        19,147          16,091
U.S. Government Bond Fund          263,059            ----
Strategic Equity Fund              233,947            ----

                                 Period Ending
                                    3/31/97
                                   Net Amt.
                                     Paid
Government  Money Market Fund    $  231,367.00
Tax Exempt Fund                     810,884.00
Value Fund                        3,264,945.00
Capital Growth Fund               1,904,698.00
Disciplined Equity Fund             354,675.00
Equity Index Fund                   442,539.00
Managed Index Fund                   19,717.00
Managed SmallCap Index Fund           9,001.00
Emerging Growth Fund                888,845.00
Balanced Assets Fund                599,564.00
Short-Intermediate Gov't Fund       707,317.00
Short-Term Income Fund              300,416.00
Diversified Income Fund             300,184.00
Strategic Fixed Income Fund       1,427,292.00
Municipal Income Fund                73,380.00
Short-Term Municipal Income Fund     49,684.00
Intermediate Municipal Bond          65,382.00
 Fund
Florida Intermediate  Municipal      37,301.00
Bond Fund
Georgia Intermediate Municipal       40,700.00
Bond Fund
Maryland Intermediate Municipal      59,822.00
Bond Fund
North  Carolina Intermediate         27,691.00
 Municipal  Bond Fund
South Carolina Intermediate          49,020.00
 Municipal Bond Fund
Tennessee Intermediate               13,188.00
Municipal Bond Fund
Texas Intermediate Municipal         22,376.00
Bond Fund
Virginia Intermediate Municipal     158,894.00
Bond Fund
Florida Municipal Bond Fund          26,804.00
Georgia Municipal Bond Fund          10,258.00
Maryland Municipal Bond Fund          9,705.00
North Carolina Municipal Bond        20,193.00
Fund
South Carolina Municipal Bond        12,571.00
Fund
Tennessee Municipal Bond Fund         5,828.00
Texas Municipal Bond Fund            12,160.00
Virginia Municipal Bond Fund         14,170.00
Emerging Markets Fund               511,350.00
Prime Fund                        2,296,435.00
Treasury Fund                     1,377,806.00
Equity Income Fund                  777,371.00
Government Securities Fund          170,424.00

      The table below states the net sub-advisory fees paid to Gartmore for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during those periods.

                                 SUB-ADVISORY FEES

                               Period Ending  Period Ending     Period
                                 3/31/999        3/31/98        Ending
                                                               3/31/97

International Equity Fund      $5,826,400    $9,260,333.98   $6,899,426.00
International Growth Fund      1,935,481     4,331,994.06         n/a
Emerging Markets Fund           288,796        988,113.20    511,350.00

      The table below states the net sub-advisory fees paid to Marsico for the fiscal year indicated. No fees were waived or reimbursed by the Adviser during those periods.

                                 SUB-ADVISORY FEES

                                Period Ending   Period Ending
                                  3/31/999         3/31/98

Nations Marsico Focused
Equities Fund                     $1,033,332       $14,311
Nations Marsico Growth &           363,877           5,780
Income Fund

      The table below states the net sub-advisory fees paid to Brandes for the fiscal period indicated. No fees were waived or reimbursed by the Adviser during these periods.

                                Period Ending   Period Ending   Period Ending
                                   3/31/99         5/15/98        11/30/97

International Value Fund       $570,822          $177,516.52     $212,631.72

Co-Administrators and Sub-Administrator

    Stephens Inc. and BAAI (the "Co-Administrators") serve as co-administrators of each Company.

    The Co-Administrators serve under co-administration agreements ("Co-Administration Agreements"), which were approved by the Boards of Directors/Trustees on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreements, administration fees, computed daily and paid monthly, at the annual rate of:
0.10% of the money market Funds; 0.12% of the fixed income and international Funds; and 0.13% of the domestic equity Funds, of the average daily net assets of each such Fund.

    Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board of Directors/Trustees meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters, (v) coordinate the preparation of reports to each Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to each Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of each Company's operations. Stephens bears all expenses incurred in connection with the performance of its services.

    Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds,
(ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

    The Co-Administration Agreement may be terminated by a vote of a majority of the respective Board of Directors/Trustees, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BAAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or BAAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    BNY serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to their terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BAAI based on an annual rate of 0.01% of the Funds' average daily net assets.

    The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Co-Administration Fees

                                            Fees Paid    Fees Waived
      Prime Fund                            $224,770          0
      Treasury Fund                          83,137           0
      Equity Income Fund                     26,068           0
      Government Securities Fund              5,693           0
      International Equity Fund              26,254           0
      International Growth Fund               7,126           0
      International Value Fund                4,657           0
      Small Company Growth Fund              12,417           0
      U.S. Government Bond Fund               4,095           0
      Government  Money Market Fund          18,715           0
      Tax Exempt Fund                        92,397           0
      Value Fund                             77,026           0
      Capital Growth Fund                    27,883           0
      Disciplined Equity Fund                17,500           0
      Equity Index Fund                      30,267           0
      Emerging Growth Fund                    7,974           0
      Managed Index Fund                     23,116           0
      Managed SmallCap Index Fund             7,330           0
      Managed Value Index Fund                  328           0
      Managed SmallCap Value Index Fund         180           0
      Nations Marsico Growth & Income Fund    4,686           0
      Nations Marsico Focused Equities Fund  13,634           0
      Balanced Assets Fund                    5,289           0
      Short-Intermediate Gov't Fund          22,020           0
      Short-Term Income Fund                 14,084           0
      Diversified Income Fund                13,321           0
      Strategic Fixed Income Fund            61,222           0
      Municipal Income Fund                  22,441           0
      Short-Term Municipal Income Fund        4,056           0
      Intermediate Municipal Bond  Fund      31,012           0
      Florida Intermediate Municipal Bond     8,212           0
      Fund
      Georgia Intermediate Municipal Bond     5,394           0
      Fund
      Maryland Intermediate Municipal Bond    6,862           0
       Fund
      North Carolina Intermediate             6,825           0
      Municipal Bond Fund
      South Carolina Intermediate             8,946           0
       Municipal Bond Fund
      Tennessee Intermediate  Municipal       1,803           0
      Bond Fund
      Texas Intermediate Municipal Bond      13,204           0
      Fund
      Virginia Intermediate Municipal Bond    9,640           0
      Fund
      Florida Municipal Bond Fund             5,342           0
      Georgia Municipal Bond Fund               780           0
      Maryland  Municipal Bond Fund           1,144           0
      North  Carolina Municipal Bond Fund     1,360           0
      South Carolina Municipal Bond Fund        801           0
      Tennessee Municipal Bond Fund             361           0
      Texas Municipal Bond Fund                 569           0
      Virginia Municipal Bond Fund              907           0
      Emerging Markets Fund                     501           0
      Strategic Equity Fund                   7,172           0
                     Total:                 968,521

    The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Co-Administration Fees

                                            Fees Paid       Fees Waived
      Prime Fund                            $1,786,232      $449,540
      Treasury Fund                          644,316        166,276
      Equity Income Fund                     157,132           ---
      Government Securities Fund              31,535           ---
      International Equity Fund               97,425           ---
      International Growth Fund               26,598           ---
      International Value Fund                17,477           ---
      Small Company Growth Fund               75,409           ---
      U.S. Government Bond Fund               22,681           ---
      Government  Money Market Fund          145,044        37,431
      Tax Exempt Fund                        716,080        184,796
      Value Fund                             561,488           ---
      Capital Growth Fund                    168,052           ---
      Disciplined Equity Fund                105,027           ---
      Equity Index Fund                      183,645           ---
      Emerging Growth Fund                    47,253           ---
      Managed Index Fund                     140,297           ---
      Managed SmallCap Index Fund             44,531           ---
      Managed Value Index Fund                 1,995           ---
      Managed SmallCap Value Index Fund        1,091           ---
      Nations Marsico Growth & Income Fund    28,322           ---
      Nations Marsico Focused Equities Fund   82,370           ---
      Balanced Assets Fund                    32,122           ---
      Short-Intermediate Gov't Fund          121,946           ---
      Short-Term Income Fund                  78,018           ---
      Diversified Income Fund                 73,849           ---
      Strategic Fixed Income Fund            372,610           ---
      Municipal Income Fund                  124,746        44,881
      Short-Term Municipal Income Fund        22,854         8,113
      Intermediate Municipal Bond  Fund      172,364        62,025
      Florida Intermediate Municipal Bond     45,671        16,423
      Fund
      Georgia Intermediate Municipal Bond     29,968        10,787
      Fund
      Maryland Intermediate Municipal Bond    38,131        13,725
       Fund
      North Carolina Intermediate             37,951        13,647
      Municipal Bond Fund
      South Carolina Intermediate             50,278        17,891
       Municipal Bond Fund
      Tennessee Intermediate  Municipal       10,131         3,603
      Bond Fund
      Texas Intermediate Municipal Bond       74,216        26,408
      Fund
      Virginia Intermediate Municipal Bond    54,229        19,280
      Fund
      Florida Municipal Bond Fund             29,669        10,686
      Georgia Municipal Bond Fund              4,337         1,560
      Maryland  Municipal Bond Fund            6,359         2,285
      North  Carolina Municipal Bond Fund      7,559         2,719
      South Carolina Municipal Bond Fund       4,508         1,602
      Tennessee Municipal Bond Fund            2,023           720
      Texas Municipal Bond Fund                3,195         1,138
      Virginia Municipal Bond Fund             5,104         1,817
      Emerging Markets Fund                    1,034           ---
      Strategic Equity Fund                   43,466           ---
                     Total:                 6,530,338    1,097,353

    The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal year period December 1, 1998 through March 31, 1999.

                             Sub-Administration Fees

                                            Fees Paid    Fees Waived
      Prime Fund                            $238,058         $0
      Treasury Fund                         104,546         ---
      Equity Income Fund                     99,504         ---
      Government Securities Fund             13,627         ---
      International Equity Fund             141,937         ---
      International Growth Fund              35,926         ---
      International Value Fund               25,331         ---
      Small Company Growth Fund              47,608         ---
      U.S. Government Bond Fund               9,779         ---
      Government  Money Market Fund          23,373         ---
      Tax Exempt Fund                       160,022         ---
      Value Fund                            199,844         ---
      Capital Growth Fund                   109,532         ---
      Disciplined Equity Fund                69,020         ---
      Equity Index Fund                     120,888         ---
      Emerging Growth Fund                   29,998         ---
      Managed Index Fund                     91,320         ---
      Managed SmallCap Index Fund            27,811         ---
      Managed Value Index Fund                1,058         ---
      Managed SmallCap Value Index Fund         694         ---
      Nations Marsico Growth & Income Fund   22,432         ---
      Nations Marsico Focused Equities Fund  66,100         ---
      Balanced Assets Fund                   20,228         ---
      Short-Intermediate Gov't Fund          52,627         ---
      Short-Term Income Fund                 33,736         ---
      Diversified Income Fund                32,296         ---
      Strategic Fixed Income Fund           112,350         ---
      Municipal Income Fund                  55,722         ---
      Short-Term Municipal Income Fund       11,595         ---
      Intermediate Municipal Bond  Fund      76,838         ---
      Florida Intermediate Municipal Bond    20,539         ---
      Fund
      Georgia Intermediate Municipal Bond    13,341         ---
      Fund
      Maryland Intermediate Municipal Bond   16,968         ---
       Fund
      North Carolina Intermediate            17,041         ---
      Municipal Bond Fund
      South Carolina Intermediate            24,764         ---
       Municipal Bond Fund
      Tennessee Intermediate  Municipal       5,015         ---
      Bond Fund
      Texas Intermediate Municipal Bond      36,575         ---
      Fund
      Virginia Intermediate Municipal Bond   26,442         ---
      Fund
      Florida Municipal Bond Fund            13,099         ---
      Georgia Municipal Bond Fund             1,950         ---
      Maryland  Municipal Bond Fund           2,886         ---
      North  Carolina Municipal Bond Fund     3,389         ---
      South Carolina Municipal Bond Fund      2,252         ---
      Tennessee Municipal Bond Fund             989         ---
      Texas Municipal Bond Fund                1,579        ---
      Virginia Municipal Bond Fund            2,511         ---
      Emerging Markets Fund                   2,648         ---
      Strategic Equity Fund                  30,044         ---
                     Total:                 2,255,832

    The table set forth below states the net Co-Administration fees paid to First Data Investor Services, Inc. ("First Data") and waived for the fiscal period December 1, 1998 through March 31, 1999, under the previous co-administration arrangements. The amounts paid and waived are for the time period to the end of the conversion to The Bank of New York. The conversion dates are as follows: January 4, 1999 for Marsico Focused Equities Fund and Marisco Growth and Income Fund; January 14, 1999 for Balanced Assets, Capital Growth, Disciplined Equity, Emerging Growth, Equity Income, Equity Index, Managed Index, Managed SmallCap Index, Managed SmallCap Value Index, Managed Value Index, Small Company Growth, Strategic Equity, and Value; January 26, 1999 for Short Term Municipal, South Carolina Intermediate Municipal Bond, South Carolina Muncipal Bond, Tennessee Intermediate Muncipal Bond, Tennessee Municipal Bond, Texas Intermediate Municipal Bond, Texas Municipal Bond, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond; February 2, 1999 for Municipal Income, Intermediate Municipal Bond, Florida Intermediate Municipal Bond, Florida Municipal Bond, Georgia Intermediate Municipal Bond, Georgia Municipal Bond, Maryland Intermediate Bond, Maryland Municipal Bond, North Carolina Intermediate Municipal Bond, and North Carolina Municipal Bond; and February 3, 1999 for Diversified Income, Government Securities, Short Intermediate Government, Short Term Income, Strategic Fixed Income and U.S. Government Bond.

                      Administration Fees

                                            Fees Paid
                                              Total
     Prime Fund                                   --
     Treasury Fund                                --
     Equity Income Fund                       28,525
     Government Securities Fund               11,769
     International Equity Fund                36,158
     International Growth Fund                 9,941
     International Value Fund                  6,011
     Small Company Growth Fund                13,005
     U.S. Government Bond Fund                 8,485
     Government Money Market Fund Tax
       Exempt Fund Value Fund                 81,131
     Capital Growth Fund                      29,132
     Disciplined Equity Fund                  18,589
     Equity Index Fund                        29,435
     Emerging Growth Fund                      9,726
     Managed Index Fund                       22,948
     Managed SmallCap Index Fund               7,791
     Managed Value Index Fund                    424
     Managed SmallCap Value Index Fund           186
     Nations Marsico Growth & Income Fund      2,795
     Nations Marsico Focused Equities Fund     7,708
     Balanced Assets Fund                      5,546
     Short-Intermediate Gov't Fund            45,565
     Short-Term Income Fund                   29,076
     Diversified Income Fund                  27,213
     Strategic Fixed Income Fund             126,271
     Municipal Income Fund                    44,763
     Short-Term Municipal Income Fund          6,885
     Intermediate Municipal Bond Fund         62,000
     Florida Intermediate Municipal Bond      16,273
        Fund
     Georgia Intermediate Municipal Bond      10,822
        Fund
     Maryland Intermediate Municipal Bond     13,746
        Fund
     North Carolina Intermediate              13,539
      Municipal Bond Fund
     South Carolina Intermediate              15,768
       Municipal Bond Fund
     Tennessee Intermediate  Municipal         3,157
       Bond Fund
     Texas Intermediate Municipal Bond        23,244
       Fund
     Virginia Intermediate Municipal Bond     16,760
       Fund
     Florida Municipal Bond Fund              10,787
     Georgia Municipal Bond Fund               1,548
     Maryland  Municipal Bond Fund             2,245
     North  Carolina Municipal Bond Fund       2,702
     South Carolina Municipal Bond Funds       1,386
     Tennessee Municipal Bond Fund               640
     Texas Municipal Bond Fund                 1,000
     Virginia Municipal Bond Fund              1,603
     Emerging Markets Fund                     1,539
     Strategic Equity Fund                     6,368
                      Total                  814,205

    The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous administration arrangements. The administration arrangements have been revised and the fees set forth below are not reflective of those changes. The new arrangements appointing Stephens and BAAI as Co-Administrators and BNY as Sub-Administrator were effective on December 1, 1998.

                               Administration Fees

                                            Fees Paid    Fees Waived
      Prime Fund                            $3,867,209    $900,323
      Treasury Fund                         1,654,837      384,444
      Equity Income Fund                    417,585             --
      Government Securities Fund             59,181             --
      International Equity Fund             179,847             --
      International Growth Fund              68,148             --
      International Value Fund               20,181             --
      Small Company Growth Fund             159,748             --
      U.S. Government Bond Fund              73,538             --
      Government  Money Market Fund         190,129         44,099
      Tax Exempt Fund                       1,545,156      359,494
      Value Fund                            1,009,530           --
      Capital Growth Fund                   347,733             --
      Disciplined Equity Fund               183,239             --
      Equity Index Fund                     294,366             --
      Emerging Growth Fund                  120,329             --
      Managed Index Fund                    238,669             --
      Managed SmallCap Index Fund            83,393             --
      Managed Value Index Fund                4,997             --
      Managed SmallCap Value Index Fund       1,960             --
      Marsico Growth & Income Fund           21,106             --
      Marsico Focused Equities Fund          58,002             --
      Balanced Assets Fund                   68,260             --
      Short-Intermediate Gov't Fund         254,040             --
      Short-Term Income Fund                155,386             --
      Diversified Income Fund               134,498             --
      Strategic Fixed Income Fund           676,515             --
      Municipal Income Fund                 217,522         81,215
      Short-Term Municipal Income Fund       41,725         15,506
      Intermediate Municipal Bond  Fund     326,173        120,993
      Florida Intermediate Municipal Bond    81,828         30,370
      Fund
      Georgia Intermediate Municipal Bond    54,784         20,345
      Fund
      Maryland Intermediate Municipal Bond   60,219         22,669
       Fund
      North Carolina Intermediate            71,685         26,583
      Municipal Bond Fund
      South Carolina Intermediate            97,730         36,206
       Municipal Bond Fund
      Tennessee Intermediate  Municipal      18,283          6,779
      Bond Fund
      Texas Intermediate Municipal Bond     141,467         52,443
      Fund
      Virginia Intermediate Municipal Bond   91,890         34,139
      Fund
      Florida Municipal Bond Fund            50,506         19,089
      Georgia Municipal Bond Fund             7,300          2,712
      Maryland  Municipal Bond Fund           9,956          3,712
      North  Carolina Municipal Bond Fund    12,927          4,808
      South Carolina Municipal Bond Fund      8,113          3,015
      Tennessee Municipal Bond Fund           3,915          1,449
      Texas Municipal Bond Fund               6,191          2,296
      Virginia Municipal Bond Fund            9,842          3,653
      Emerging Markets Fund                   3,220             --
      Strategic Equity Fund                  13,355             --

                                            --------------------------
                              Total         13,216,213   2,176,342
                                            ==========================

    The table set forth below states the net Co-Administration fees paid to First Data Investor Services, Inc. ("First Data") and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous co-administration arrangements.

                             Co-Administration Fees

                                            Fees Paid    Fees Waived
      Prime Fund                            284,797          $0
      Treasury Fund                         121,786          --
      Equity Income Fund                    198,370          --
      Government Securities Fund             42,490          --
      International Equity Fund             348,548          --
      International Growth Fund             123,149          --
      International Value Fund               39,973          --
      Small Company Growth Fund              72,787          --
      U.S. Government Bond Fund              51,881          --
      Government  Money Market Fund          14,031          --
      Tax Exempt Fund                       114,181          --
      Value Fund                            466,814          --
      Capital Growth Fund                   167,156          --
      Disciplined Equity Fund                93,854          --
      Equity Index Fund                     133,941          --
      Emerging Growth Fund                   63,781          --
      Managed Index Fund                    108,909          --
      Managed SmallCap Index Fund            38,005          --
      Managed Value Index Fund                2,281          --
      Managed SmallCap Value Index Fund         897          --
      Marsico Growth & Income Fund            9,838          --
      Marsico Focused Equities Fund          27,007          --
      Balanced Assets Fund                   31,160          --
      Short-Intermediate Gov't Fund         181,172          --
      Short-Term Income Fund                111,375          --
      Diversified Income Fund                96,188          --
      Strategic Fixed Income Fund           483,249          --
      Municipal Income Fund                 156,232          --
      Short-Term Municipal Income Fund       29,854          --
      Intermediate Municipal Bond  Fund     233,013          --
      Florida Intermediate Municipal Bond    58,485          --
      Fund
      Georgia Intermediate Municipal Bond    39,175          --
      Fund
      Maryland Intermediate Municipal Bond   43,548          --
       Fund
      North Carolina Intermediate            51,196          --
      Municipal Bond Fund
      South Carolina Intermediate            69,741          --
       Municipal Bond Fund
      Tennessee Intermediate  Municipal      13,055          --
      Bond Fund
      Texas Intermediate Municipal Bond     101,011          --
      Fund
      Virginia Intermediate Municipal Bond   65,729          --
      Fund
      Florida Municipal Bond Fund            36,636          --
      Georgia Municipal Bond Fund             5,224          --
      Maryland  Municipal Bond Fund           7,143          --
      North  Carolina Municipal Bond Fund     9,256          --
      South Carolina Municipal Bond Fund      5,805          --
      Tennessee Municipal Bond Fund           2,793          --
      Texas Municipal Bond Fund               4,422          --
      Virginia Municipal Bond Fund            7,036          --
      Emerging Markets Fund                  24,047          --
      Strategic Equity Fund                   6,331          --
                                            --------------------------
                                            4,397,352        --
                                            ==========================

    The table set forth below states the net Sub-Administration fees paid to BAAI (or its predecessor) and waived for the fiscal period April 1, 1998 through November 30, 1998, under the previous sub-administration arrangements.



                             Sub-Administration Fees

                                            Fees Paid    Fees Waived
      Prime Fund                            $ 349,604        $ 0
      Treasury Fund                           145,599         --
      Equity Income Fund                       47,576         --
      Government Securities Fund                8,778         --
      International Equity Fund                41,411         --
      International Growth Fund                13,950         --
      International Value Fund                  6,468         --
      Small Company Growth Fund                19,999         --
      U.S. Government Bond Fund                 8,998         --
      Government  Money Market Fund            16,333         --
      Tax Exempt Fund                         138,133         --
      Value Fund                              116,337         --
      Capital Growth Fund                      40,508         --
      Disciplined Equity Fund                  25,274         --
      Equity Index Fund                        35,149         --
      Emerging Growth Fund                     13,771         --
      Managed Index Fund                       29,454         --
      Managed SmallCap Index Fund              10,373         --
      Managed Value Index Fund                    615         --
      Managed SmallCap Value Index Fund           247         --
      Nations Marsico Growth & Income Fund      3,058         --
      Nations Marsico Focused Equities Fund     8,279         --
      Balanced Assets Fund                      8,508         --
      Short-Intermediate Gov't Fund            35,005         --
      Short-Term Income Fund                   22,627         --
      Diversified Income Fund                  19,103         --
      Strategic Fixed Income Fund              95,000         --
      Municipal Income Fund                    32,318         --
      Short-Term Municipal Income Fund          5,952         --
      Intermediate Municipal Bond  Fund        45,778         --
      Florida Intermediate Municipal Bond      11,540         --
      Fund
      Georgia Intermediate Municipal Bond       7,764         --
      Fund
      Maryland Intermediate Municipal Bond      9,579         --
       Fund
      North Carolina Intermediate              10,031         --
      Municipal Bond Fund
      South Carolina Intermediate              13,556         --
       Municipal Bond Fund
      Tennessee Intermediate  Municipal         2,553         --
      Bond Fund
      Texas Intermediate Municipal Bond        19,744         --
      Fund
      Virginia Intermediate Municipal Bond     13,073         --
      Fund
      Florida Municipal Bond Fund               8,298         --
      Georgia Municipal Bond Fund               1,044         --
      Maryland  Municipal Bond Fund             1,466         --
      North  Carolina Municipal Bond Fund       1,854         --
      South Carolina Municipal Bond Fund        1,157         --
      Tennessee Municipal Bond Fund               542         --
      Texas Municipal Bond Fund                   866         --
      Virginia Municipal Bond Fund              1,392         --
      Emerging Markets Fund                     1,702         --
      Strategic Equity Fund                     2,188         --
                                            --------------------------
                              Total;        1,452,554         --
                                            ==========================

    The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1998, under the previous administration arrangements.

                               Administration Fees

                                            Net Fees     Fees Waived
                                              Paid
      Prime Fund                            4,056,997    1,110,297
      Treasury Fund                         2,423,641      664,082
      Equity Income Fund                      494,468         0.00
      Government Securities Fund               71,126         0.00
      International Equity Fund               405,314         0.00
      International Growth Fund               230,311         0.00
      International Value Fund                    n/a          n/a
      Small Company Growth Fund                96,976         0.00
      U.S. Government Bond Fund                89,058         0.00
      Government  Money Market Fund           259,300       71,128
      Tax Exempt Fund                       1,591,584      436,123
      Value Fund                            1,408,801         0.00
      Capital Growth Fund                     503,034         0.00
      Disciplined Equity Fund                 101,504         0.00
      Equity Index Fund                       458,619         0.00
      Emerging Growth Fund                    246,308         0.00
      Managed Index Fund                      111,133         0.00
      Managed SmallCap Index Fund              61,116         0.00
      Managed Value Index Fund                  1,630         0.00
      Managed SmallCap Value Index Fund           848         0.00
      Nations Marsico Growth & Income Fund        898         0.00
      Nations Marsico Focused Equities Fund     2,227         0.00
      Balanced Assets Fund                    134,032         0.00
      Short-Intermediate Gov't Fund           401,570         0.00
      Short-Term Income Fund                  203,225         0.00
      Diversified Income Fund                 173,538         0.00
      Strategic Fixed Income Fund             903,615         0.00
      Municipal Income Fund                   153,482       78,672
      Short-Term Municipal Income Fund         38,788       20,059
      Intermediate Municipal Bond  Fund       254,780      129,378
      Florida Intermediate Municipal Bond      61,898       31,419
      Fund
      Georgia Intermediate Municipal Bond      44,811       22,914
      Fund
      Maryland Intermediate Municipal Bond     36,010       26,201
       Fund
      North Carolina Intermediate              53,527       27,061
      Municipal Bond Fund
      South Carolina Intermediate              79,235       40,150
       Municipal Bond Fund
      Tennessee Intermediate  Municipal        14,824        7,566
      Bond Fund
      Texas Intermediate Municipal Bond       102,899       51,598
      Fund
      Virginia Intermediate Municipal Bond     85,542       44,703
      Fund
      Florida Municipal Bond Fund              17,169        8,920
      Georgia Municipal Bond Fund               6,369        3,320
      Maryland  Municipal Bond Fund             6,978        3,619
      North  Carolina Municipal Bond Fund      11,379        5,922
      South Carolina Municipal Bond Funds       7,376        3,836
      Tennessee Municipal Bond Fund             3,826        1,990
      Texas Municipal Bond Fund                 6,334          3,301
      Virginia Municipal Bond Fund              8,843        4,598
      Emerging Markets Fund                    21,266         0.00

      The table below sets forth the total co-administration fees paid to First Data Investor Services Group, Inc. ("First Data") and waived by First Data for the fiscal year ended March 31, 1998. First Data was the co-administrator under the previous administration arrangements.

                             Co-Administration Fees

                                            Net Fees     Fees Waived
                                              Paid
      Prime Fund                              384,193         0.00
      Treasury Fund                           232,691         0.00
      Equity Income Fund                      244,825         0.00
      Government Securities Fund               50,171         0.00
      International Equity Fund               623,612         0.00
      International Growth Fund               306,814         0.00
      International Value Fund                    n/a          n/a
      Small Company Growth Fund                43,762         0.00
      U.S. Government Bond Fund                59,434         0.00
      Government Money Market Fund             25,208         0.00
      Tax Exempt Fund                         152,908         0.00
      Value Fund                              680,262         0.00
      Capital Growth Fund                     259,289         0.00
      Disciplined Equity Fund                  63,108         0.00
      Equity Index  Fund                      214,846         0.00
      Emerging Growth Fund                    131,921         0.00
      Managed Index Fund                       50,870         0.00
      Managed SmallCap Index Fund              22,706         0.00
      Managed Value Index Fund                    709         0.00
      Managed SmallCap Value Index Fund           371         0.00
      Nations Marsico Growth & Income Fund        387         0.00
      Nations Marsico Focused Equities Fund       953         0.00
      Balanced Assets Fund                     65,073         0.00
      Short-Intermediate Gov't Fund           275,597         0.00
      Short-Term Income Fund                  132,125         0.00
      Diversified Income Fund                 114,464         0.00
      Strategic Fixed Income Fund             621,285         0.00
      Municipal Income Fund                   161,207         0.00
      Short-Term Municipal Income Fund         41,447         0.00
      Intermediate Municipal Bond  Fund       262,730         0.00
      Florida Intermediate Municipal Bond      63,773         0.00
      Fund
      Georgia Intermediate Municipal Bond      46,846         0.00
      Fund
      Maryland Intermediate Municipal Bond     31,450         0.00
       Fund
      North Carolina Intermediate              54,714         0.00
      Municipal Bond Fund
      South Carolina Intermediate              81,364         0.00
       Municipal Bond Fund
      Tennessee Intermediate  Municipal        15,440         0.00
      Bond Fund
      Texas Intermediate Municipal Bond       103,490         0.00
      Fund
      Virginia Intermediate Municipal Bond     92,909         0.00
      Fund
      Florida Municipal Bond Fund              18,511         0.00
      Georgia Municipal Bond Fund               6,911         0.00
      Maryland  Municipal Bond Fund             7,494         0.00
      North  Carolina Municipal Bond Fund      12,309         0.00
      South Carolina Municipal Bond Fund        7,965         0.00
      Tennessee Municipal Bond Fund             4,133         0.00
      Texas Municipal Bond Fund                 6,873         0.00
      Virginia Municipal Bond Fund              9,547         0.00
      Emerging Markets Fund                    67,559         0.00

      The table set forth below states the net Sub-Administration fees paid and waived to Bank of America, or its affiliate BAAI (or their predecessors), for the fiscal year ended March 31, 1998.

                             Sub-Administration Fees

                                            Net Fees     Fees Waived
                                              Paid
      Prime Fund                             $555,149        $0
      Treasury Fund                           332,041        --
      Equity Income Fund                       73,929        --
      Government Securities Fund               12,130        --
      International Equity Fund               102,893        --
      International Growth Fund                55,097        --
      International Value Fund                      0        --
      Small Company Growth Fund                14,378        --
      U.S. Government Bond Fund                15,227        --
      Government  Money Market Fund            35,564        --
      Tax Exempt Fund                         218,062        --
      Value Fund                              208,906        --
      Capital Growth Fund                      76,232        --
      Disciplined Equity Fund                  16,484        --
      Equity Index Fund                        67,819        --
      Emerging Growth Fund                     37,823        --
      Managed Index Fund                       16,200        --
      Managed SmallCap Index Fund               8,382        --
      Managed Value Index Fund                    250        --
      Managed SmallCap Value Index Fund           141        --
      Nations Marsico Growth & Income Fund        128        --
      Nations Marsico Focused Equities Fund       318        --
      Balanced Assets Fund                     19,910        --
      Short-Intermediate Gov't Fund            67,717        --
      Short-Term Income Fund                   33,535        --
      Diversified Income Fund                  28,800        --
      Strategic Fixed Income Fund             152,490        --
      Municipal Income Fund                    39,336        --
      Short-Term Municipal Income Fund         10,029        --
      Intermediate Municipal Bond  Fund        64,689        --
      Florida Intermediate Municipal Bond      15,709        --
      Fund
      Georgia Intermediate Municipal Bond      11,457        --
      Fund
      Maryland Intermediate Municipal Bond      9,366        --
       Fund
      North Carolina Intermediate              13,530        --
      Municipal Bond Fund
      South Carolina Intermediate              20,075        --
       Municipal Bond Fund
      Tennessee Intermediate  Municipal         3,783        --
      Bond Fund
      Texas Intermediate Municipal Bond        25,799        --
      Fund
      Virginia Intermediate Municipal Bond     22,306        --
      Fund
      Florida Municipal Bond Fund               4,460        --
      Georgia Municipal Bond Fund               1,660        --
      Maryland  Municipal Bond Fund             1,809        --
      North  Carolina Municipal Bond Fund       2,961        --
      South Carolina Municipal Bond Fund        1,918        --
      Tennessee Municipal Bond Fund               995        --
      Texas Municipal Bond Fund                 1,651        --
      Virginia Municipal Bond Fund              2,299        --
      Emerging Markets Fund                     8,983        --

      The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal year ended March 31, 1997.

                               Administration Fees

                                            Net Fees          Fees Waived
                                              Paid
      Government Money Market Fund          $281,893.00       $39,867.00
      Tax Exempt Fund                       995,984.00        151,529.00
      Value Fund                            792,002.00             0.00
      Capital Growth Fund                   463,687.00             0.00
      Disciplined Equity Fund               81,365.00              0.00
      Equity Index Fund                     270,994.00             0.00
      Managed Index Fund                    12,195.00              0.00
      Managed SmallCap Index Fund            1,626.00              0.00
      Emerging Growth Fund                  211,748.00             0.00
      Balanced Assets Fund                  146,269.00             0.00
      Short-Intermediate Government Fund    252,303.00             0.00
      Short-Term Income Fund                104,245.00             0.00
      Diversified Income Fund               103,988.00             0.00
      Strategic Fixed Income Fund           510,826.00             0.00
      Municipal Income Fund                 46,849.00         10,434.00
      Short-Term Municipal Income Fund      31,084.00          7,479.00
      Intermediate Municipal Bond Fund      40,902.00          9,878.00
      Florida Intermediate Municipal Bond   23,525.00          5,513.00
      Fund
      Georgia Intermediate Municipal Bond   25,682.00          5,977.00
      Fund
      Maryland Intermediate Municipal Bond  38,122.00          2,519.00
      Fund
      North Carolina Intermediate           17,628.00          3,971.00
      Municipal Bond Fund
      South Carolina Intermediate           31,091.00          7,071.00
      Municipal Bond Fund
      Tennessee Intermediate Municipal       8,422.00          1,869.00
      Bond Fund
      Texas Intermediate Municipal Bond     14,310.00          3,130.00
      Fund
      Virginia Intermediate Municipal Bond  101,774.00        22,264.00
      Fund
      Florida Municipal Bond Fund           17,082.00          3,824.00
      Georgia Municipal Bond Fund            6,500.00          1,497.00
      Maryland Municipal Bond Fund           6,151.00          1,408.00
      North Carolina Municipal Bond Fund    12,881.00          2,857.00
      South Carolina Municipal Bond Fund     7,923.00          1,846.00
      Tennessee Municipal Bond Fund          3,695.00            847.00
      Texas Municipal Bond Fund              7,747.00          1,724.00
      Virginia Municipal Bond Fund           8,995.00          2,043.00
      Prime Fund                            3,775,833.00       419,503.00
      Treasury Fund                         2,254,616.00       250,485.00
      Equity Income Fund                    388,686.00             0.00
      International Equity Fund             985,632.00             0.00
      Government Securities Fund            113,616.00             0.00
      Emerging Markets Fund                 60,159.00              0.00

      The table below sets forth the total sub-administration fees paid to First Data and waived by First Data for the fiscal year ended March 31, 1997.

                             Co-Administration Fees

                                             Net Fees    Fees Waived
                                                Paid
      Government Money Market Fund          $ 98,906.00   $ 0.00
      Tax Exempt Fund                       326,822.00      0.00
      Value Fund                            513,976.00      0.00
      Capital Growth Fund                   298,193.00      0.00
      Disciplined Equity Fund               60,505.00       0.00
      Equity Index Fund                     171,545.00      0.00
      Managed Index Fund                     7,522.00       0.00
      Managed SmallCap Index Fund            7,375.00       0.00
      Emerging Growth Fund                  143,790.00      0.00
      Balanced Assets Fund                  93,557.00       0.00
      Short-Intermediate Government Fund    219,240.00      0.00
      Short-Term Income Fund                96,033.00       0.00
      Diversified Income Fund               96,135.00       0.00
      Strategic Fixed Income Fund           440,702.00      0.00
      Municipal Income Fund                 47,546.00       0.00
      Short-Term Municipal Income Fund      32,415.00       0.00
      Intermediate Municipal Bond Fund      42,623.00       0.00
      Florida Intermediate Municipal Bond   24,249.00       0.00
      Fund
      Georgia Intermediate Municipal Bond   26,483.00       0.00
      Fund
      Maryland Intermediate Municipal Bond  38,819.00       0.00
      Fund
      North Carolina Intermediate           17,960.00       0.00
      Municipal Bond Fund
      South Carolina Intermediate           31,867.00       0.00
      Municipal Bond Fund
      Tennessee Intermediate Municipal       8,549.00       0.00
      Bond Fund
      Texas Intermediate Municipal Bond     14,526.00       0.00
      Fund
      Virginia Intermediate Municipal Bond  102,954.00      0.00
      Fund
      Florida Municipal Bond Fund           17,385.00       0.00
      Georgia Municipal Bond Fund            6,657.00       0.00
      Maryland Municipal Bond Fund           6,306.00       0.00
      North Carolina Municipal Bond Fund    13,109.00       0.00
      South Carolina Municipal Bond Fund     8,189.00       0.00
      Tennessee Municipal Bond Fund          3,784.00       0.00
      Texas Municipal Bond Fund              7,900.00       0.00
      Virginia Municipal Bond Fund           9,205.00       0.00

      As discussed under the caption "Expenses," the Administrator will be required to reduce its fee from the Companies, in direct proportion to the fees payable to the Adviser and the Administrator by the Companies, if the expenses of the Companies exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

Distribution Plans and Shareholder Servicing Arrangements for Investor Shares

      Investor A Shares. Each Company has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the respective Company, ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

      With respect to the Money Market Funds, such payments may be made to (i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or
(ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares of the Money Market Funds. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by the Companies or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      With respect to the Non-Money Market Funds, (except the Short-Term Income Fund and the Short-Term Municipal Income Fund) payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with each Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Non-Money Market Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from each Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and
(xi) providing such other similar services as each Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations. The Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund may not pay for personal services and/or maintenance of shareholder accounts, as such terms are interpreted by the NASD, under the Investor A Plan.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      In addition, NFI has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds (the "Money Market Investor A Servicing Plan"). Pursuant to the Money Market Investor A Servicing Plan, which became effective on March 28, 1993, each Money Market Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Money Market Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Shares of the Non-Money Market Funds. Fees paid pursuant to the Money Market Investor A Servicing Plan are calculated daily and paid monthly.

      In addition, NFT has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of NFT's Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund (the "Investor A Servicing Plan"). Pursuant to the Investor A Servicing Plan, each such Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with NFT ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Plan. Fees paid pursuant to the Investor A Servicing Plan are calculated daily and paid monthly.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of NFT's Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Non-Money Market Funds: $0. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the NFI Money Market Funds: $0. Of this amount, the Distributor retained $0.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31,1999, the Distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the NFP Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds. The Directors/Trustees of the Companies have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Plan"). Pursuant to the Investor B/C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B/C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor B/C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor B or Investor C Shares, for promotional activities intended to result in the sale of Investor B or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B or Investor C Shares. Currently, substantially all fees paid pursuant to the Investor B/C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B or Investor C Shares. Fees received by the Distributor pursuant to the Investor B/C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      Pursuant to the Investor B/C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the Money Market Funds and Investor C Shares of the non-Money Market Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Setting Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

      Fees paid pursuant to the Investor B/C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor B/C Plan in any given year may exceed the sum of the fees received under the Investor B/C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B/C Plan is in effect. If the Investor B/C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

      In addition, the Directors have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Servicing Plan"). Pursuant to the Investor B/C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B or Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B or Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B or Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B or Investor C Shares; (vii) providing sub-accounting with respect to such Investor B or Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers;
(ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $4,403,155.44. Of this amount, the Distributor retained $302.33.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $38,342.90 and $587.17, respectively. Of these amounts, the Distributor retained $4,441.52 and $587.17, respectively.

      During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $488,455.68. Of this amount, the Distributor retained $369.80.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $252,094.80 and $6,716.67, respectively. Of these amounts, the Distributor retained $43,497.58 and $6,716.67, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $3,466,866.65. Of this amount, the Distributor retained $7,743.41.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $98,350.80 and $18,143.54 respectively. Of these amounts, the Distributor retained $33,051.16 and $18,143.54, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $562,681.69. Of this amount, the Distributor retained $730.94.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds: $369,785.35 and $18,619.52, respectively. Of these amounts, the Distributor retained $148,710.43 and $18,619.52, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFP Non-Money Market Funds: $2,682.36 and $14.74, respectively. Of these amounts, the Distributor retained $1,646.52 and $14.74, respectively.

      During the fiscal year ended March 31,1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFI Money Market Funds: $2,583,885. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFI Non-Money Market Funds: $105,900 and $35,425, respectively. Of these amounts, the Distributor retained $30,890 and $35,425, respectively.

      During the fiscal year ended March 31,1999, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the NFT Money Market Funds: $757,547. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31,1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFT Non-Money Market Funds:$363,700 and $32,180, respectively. Of these amounts, the Distributor retained $196,144 and $32,180, respectively.

      During the fiscal year ended March 31,1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the NFP Non-Money Market Funds: $2,022 and $421, respectively. Of these amounts, the Distributor retained $1,023 and $421, respectively.

      Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds. The Directors/Trustees of each Company have approved a Distribution Plan (the "Investor B Distribution Plan") with respect to Investor B Shares of the Non-Money Market Funds. Pursuant to the Investor B Distribution Plan, a Non-Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor B Shares.

      The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Directors/Trustees have approved a Shareholder Servicing Plan with respect to Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds ("Investor C/B Servicing Plan"). Pursuant to the Investor C/B Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor C/B Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors/Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds.

      The fees payable under the Investor C/B Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor C or Investor B Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C or Investor B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Companies on behalf of Customers;
(iv) providing information periodically to Customers showing their positions in such Investor C or Investor B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C or Investor B Shares; (vii) providing sub-accounting with respect to such Investor C or Investor B Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Companies (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor C Servicing Plan or related agreements; (x) providing general shareholder liaison Services; and (xi) providing such other similar services as the Companies may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Investor B Distribution Plan and Investor C/B Servicing Plan (together, the "Investor C/B Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor C/B Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor C/B Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor C Shares. Any such excess expenses may be recovered in future years, so long as the Investor C/B Plans are in effect. Because there is no requirement under the Investor C/B Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor C/B Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor C/B Plans or in connection with contingent deferred sales charges, if for any reason the Investor C/B Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      During the fiscal year ended March 31, 1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFI: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31, 1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFI: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal year ended March 31,1998, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal period ended March 31, 1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFI: $1,329,398 and $455,023, respectively. Of these amounts, the prior distributor retained $0 and $0, respectively.

      During the fiscal period ended March 31, 1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFT: $5,531,784 and $1,763,011, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      During the fiscal period ended March 31, 1999, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds of NFP: $3,723 and $6,855, respectively. Of these amounts, the Distributor retained $0 and $0, respectively.

      Daily Shares of the Money Market Funds. The Directors/Trustees have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.45 % of the average daily net asset value of each Money Market Fund's Daily Shares.

      The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Directors have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

      The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      During the fiscal year ended March 31, 1997, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0.

      During the fiscal year ended March 31, 1998, the Distributor received $0 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0.

      During the fiscal period ended March 31, 1999, the Distributor received the following amounts from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds: $0 and $0, respectively. Of these amounts, the prior Distributor retained $0 and $0, respectively.

      Marsico Shares of the Prime Fund. In addition, the Directors have approved a Shareholder Servicing Plan with respect to the Marsico Shares of the Prime Fund (the "Marsico Servicing Plan"). Pursuant to the Marsico Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Marsico Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Marsico Shares of the Prime Fund.
      The fees payable under the Marsico Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Marsico Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Marsico Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Marsico Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Marsico Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      During the fiscal period ended March 31, 1999, the Servicing Agents received the following amounts from Rule 12b-1 fees in connection with the Marsico Shares of the Prime Fund: $0 and $0 respectively. Of these amounts, the Servicing Agents retained $0 and $0, respectively.

      Information Applicable to Investor A, Investor B, Investor C and Daily Shares. The Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Plan, the Investor B/C Servicing Plan, the Investor C Plan, the Daily Distribution Plan, the Daily Servicing Plan and the Investor C/B Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan, Daily Servicing Plan and the Investor C/B Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

      Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

      As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on February 6, 1997, with respect to the Investor C Shares of the Money Market Funds, on March 22, 1991, with respect to the Investor A Shares of the Equity Income and Government Securities Funds, on June 24, 1992 with respect to the Investor A Shares of the International Equity Fund, and on March 19, 1992, with respect to the Investor C Shares of the Non-Money Market Funds. Additionally, each Plan with respect to the Investor B Shares of the Money Market Funds and with respect to the Investor B Shares of all the Non-Money Market Funds was approved by the Board of Directors, including a majority of the Qualified Directors, on February 3, 1993. The Plan with respect to the Investor C Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan with respect to the Daily Shares of the Money Market Funds was initially approved on August 4, 1993. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On October 12, 1996, the Board of Directors (including a majority of the Qualified Directors) voted to continue each Plan for an additional one year period.

      In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor B Shares and the holders of such shares. The Investor A Plan was approved by the Shareholders of the Investor A Shares of each of the Funds except the International Equity Fund on September 6, 1991, and the Investor B/C Plan applicable to Investor C Shares of the International Equity and Equity Income Funds and the Investor A Plan applicable to Investor A Shares of the International Equity Fund were approved on September 22, 1992 by the Investor C Shareholders of the respective International Equity and Equity Income Funds with respect to the Investor B/C Plan and by the Investor A Shareholders of the International Equity Fund with respect to the Investor A Plan. The Plans applicable to the Investor B Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds were approved by such Funds' initial shareholder of Investor B and Investor B Shares.

      The Investor A Shares' Plans with respect to the Money Market Funds originally became effective on December 4, 1989, and were amended February 12,1990, March 19, 1992 and February 3, 1993. The Investor A Shares' Plan with respect to the Equity Income and Government Securities Funds became effective on March 22, 1991, and was amended March 19, 1992. The Investor A Shares' Plan with respect to the International Equity Fund became effective September 6, 1991 and was amended March 19, 1992 and February 3, 1993.

      The Investor A Plan, Investor B/C Plan and Investor C/B Plan may be terminated with respect to their respective shares by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Investor A, Investor B or Investor C, as appropriate. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan and the Investor C/N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

           Fees Paid Pursuant to Shareholder Servicing/Distribution Plans
                                Investor A Shares


                                                        Net Fees Paid
                                Net Fees Paid (12b-1     (Shareholder
FUND                                 Component)           Servicing        Net Fees Paid
                                 Year ended 3/31/99       Component)
                                                      Year ended 3/31/99
Prime Fund                        $ 1,748,661          $ 4,371,958        $ 6,120,619
Treasury Fund                       1,506,882            3,767,468          5,274,350
Equity Income Fund                    162,472                   --            162,472
International Equity Fund              39,141                   --             39,141
Government Securities Fund             52,251                   --             52,251
Small Company Growth Fund              42,982                   --             42,982
U.S. Government Bond Fund               6,517                   --              6,517
International Growth Fund              60,698                   --             60,698
International Value Fund               12,282                   --             12,282
Emerging Markets Fund                   1,904                   --              1,904
Value Fund                            399,157                   --            399,157
Capital Growth Fund                   127,702                   --            127,702
Emerging Growth Fund                   56,378                   --             56,378
Equity Index Fund                      20,255                   --             20,255
Managed Index Fund                     90,380                   --             90,380
Managed SmallCap Index Fund            28,353                   --             28,353
Managed Value Index Fund                8,413                   --              8,413
Managed SmallCap Value Index            6,828                   --              6,828
Fund
Disciplined Equity Fund               166,141                   --            166,141
Nations Marsico Focused               144,518                   --            144,518
Equities Fund
Nations Marsico Growth &               42,482                   --             42,282
Income Fund
Balanced Assets Fund                   66,729                   --             66,729
Short-Intermediate Government         103,329                   --            103,329
Fund
Short-Term Income Fund                     --               36,877             36,877
Diversified Income Fund                37,912                   --             37,912
Strategic Fixed Income Fund            76,543                   --             76,543
Municipal Income Fund                  50,814                   --             50,814
Short-Term Municipal Income                --               91,654             91,654
Fund
Intermediate Municipal Bond            25,402                   --             25,402
Fund
FL Intermediate Municipal Fund         29,231                   --             29,231
FL Municipal Bond Fund                126,858                   --            126,858
GA Intermediate Municipal Fund         35,872                   --             35,872
GA Municipal Bond Fund                  3,536                   --              3,536
MD Intermediate Municipal Fund         33,199                   --             33,199
MD Municipal Bond Fund                  4,600                   --              4,600
NC Intermediate Municipal Fund         19,767                   --             19,767
NC Municipal Bond Fund                  3,113                   --              3,113
SC Intermediate Municipal Fund         35,287                   --             35,287
SC Municipal Bond Fund                  3,739                   --              3,739
TN Intermediate Municipal              18,421                   --             18,421
Fund
TN Municipal Bond Fund                  1,604                   --              1,604
TX Intermediate Municipal Fund          8,449                   --              8,449
TX Municipal Bond Fund                    995                   --                995
VA Intermediate Municipal Fund        118,364                   --            118,364
VA Municipal Bond Fund                  2,937                   --              2,937
Government Money Market Fund           21,122               52,809             73,931
Tax Exempt Fund                       129,245              323,135            452,380
            Total:                  5,681,465            8,643,901         14,325,366



                                      117



                    Fees Paid Pursuant to Distribution Plans

                     Investor B Shares - Money Market Funds
                   Investor C Shares - Non-Money Market Funds


                                                        Net Fees Paid
                                Net Fees Paid (12b-1     (Shareholder
FUND                                 Component)           Servicing        Net Fees Paid
                                 Year ended 3/31/99       Component)
                                                      Year ended 3/31/99

Prime Fund                           $                 $ 1,757,890        $ 1,757,890
                                           --
Treasury Fund                              --              825,995            825,995
Equity Income Fund                  1,165,248              388,416          1,553,664
International Equity Fund             253,359               84,453            337,812
Government Securities  Fund           233,565               97,311            330,876
Small Company Growth Fund              39,700               13,233             52,933
U.S. Government Bond Fund              21,803                9,084             30,887
International Growth Fund               6,553                2,184              8,737
International Value Fund               15,184                5,061             20,245
Emerging Markets Fund                   6,813                2,271              9,084
Value Fund                          1,352,049              450,683          1,802,732
Capital Growth Fund                   494,863              164,954            659,817
Emerging Growth Fund                  306,640              102,213            408,853
Equity Index Fund                          --                   --                 --
Managed Index Fund                         --                   --                 --
Managed SmallCap Index Fund                --                   --                 --
Managed Value Index Fund                   --                   --                 --
Managed SmallCap Value Index               --                   --                 --
Fund
Disciplined Equity Fund               355,444              118,481            473,925
Nations Marsico Focused               955,914              318,638          1,274,552
Equities Fund
Nations Marsico Growth &              336,117              112,039            448,156
Income Fund
Balanced Assets Fund                  699,898              233,299            933,197
Short-Intermediate Government          68,547               31,158             99,705
Fund
Short-Term Income Fund                  5,932               14,830             20,762
Diversified Income Fund               463,956              193,299            657,255
Strategic Fixed Income Fund            22,688               10,313             33,001
Municipal Income Fund                 109,549               45,641            155,190
Short-Term Municipal Income            14,076               35,193             49,269
Fund
Intermediate Municipal Bond            15,865                7,211             23,076
Fund
FL Intermediate Municipal Fund         29,411               13,369             42,780
FL Municipal Bond Fund                120,857               50,353            171,210
GA Intermediate Municipal Fund         55,000               25,000             80,000
GA Municipal Bond Fund                 74,388               30,992            105,380
MD Intermediate Municipal Fund         38,423               17,465             55,888
MD Municipal Bond Fund                 91,295               38,037            129,332
NC Intermediate Municipal Fund         48,847               22,203             71,050
NC Municipal Bond Fund                177,700               74,035            251,735
SC Intermediate Municipal Fund         51,578               23,444             75,022
SC Municipal Bond Fund                 74,504               31,041            105,545
TN Intermediate Municipal              20,961                9,528             30,489
        Fund
TN Municipal Bond Fund                 33,460               13,941             47,401
TX Intermediate Municipal Fund         15,432                7,015             22,447
TX Municipal Bond Fund                 56,947               23,726             80,673
VA Intermediate Municipal Fund         72,048               32,749            104,797
VA Municipal Bond Fund                 94,114               39,211            133,325
Government Money Market Fund               --              247,038            247,038
Tax Exempt Fund                            --              510,512            510,512
      Total:                        7,998,728            6,233,509         14,232,237
                                    =========            =========         ==========
NOTE:All fees paid under the Investor A and Investor C/B Shares Distribution
Plans were accrued as payments to broker/dealers and financial institutions offering such shares to their customers.

                   Investor B Shares - Non-Money Market Funds
                     Investor C Shares - Money Market Funds

                                                         Net Fees Paid
                                                          (Shareholder
                                   Net Fees Paid           Servicing
                                 (12b-1 Component)         Component)
FUND                             Year ended 3/31/99    Year ended 3/31/99   Net Fees Paid



Prime Fund                              $          --    $ 137,935         $ 137,935
Treasury Fund                              --                9,159             9,159
Equity Income Fund                     46,659               15,553            62,212
International Equity Fund               6,788                2,263             9,051
Government Securities  Fund             2,135                  712             2,847
Small Company Growth Fund              13,529                4,510            18,039
U.S. Government Bond Fund               6,649                2,216             8,865
International Growth Fund               3,360                1,120             4,480
International Value Fund                  522                  174               696
Emerging Markets Fund                   1,100                  367             1,467
Value Fund                             71,650               23,883            95,533
Capital Growth Fund                    30,228               10,076            40,304
Emerging Growth Fund                   12,613                4,204            16,817
Equity Index Fund                          --                   --                --
Managed Index Fund                     11,139               11,139            22,278
Managed SmallCap Index Fund             2,236                2,236             4,472
Managed Value Index Fund                   26                   26                52
Managed SmallCap Value Index              216                  216               432
Fund
Disciplined Equity Fund                10,223                3,408            13,631
Nations Marsico Focused                19,789                6,596            26,385
Equities Fund
Nations Marsico Growth &                7,885                2,628            10,513
Income Fund
Balanced Assets Fund                   12,435                4,145            16,580
Short-Intermediate Government           5,604                1,868             7,472
Fund
Short-Term Income Fund                  2,073                  691             2,764
Diversified Income Fund                10,647                3,549            14,196
Strategic Fixed Income Fund             5,929                1,976             7,905
Municipal Income Fund                  11,918                3,973            15,891
Short-Term Municipal Income            10,582                3,527            14,109
Fund
Intermediate Municipal Bond             6,246                2,082             8,328
Fund
FL Intermediate Municipal Fund          7,774                2,591            10,365
FL Municipal Bond Fund                     57                   19                76
GA Intermediate Municipal Fund          5,487                1,829             7,316
GA Municipal Bond Fund                     36                   12                48
MD Intermediate Municipal Fund          3,769                1,256             5,025
MD Municipal Bond Fund                     18                    6                24
NC Intermediate Municipal Fund            981                  327             1,308
NC Municipal Bond Fund                     19                    6                25
SC Intermediate Municipal Fund         11,717                3,906            15,623
SC Municipal Bond Fund                    329                  110               439
TN Intermediate Municipal                  20                    7                27
Fund
TN Municipal Bond Fund                    291                   97               388
TX Intermediate Municipal Fund            957                  319             1,276
TX Municipal Bond Fund                    541                  180               721
VA Intermediate Municipal Fund          7,242                2,414             9,656
VA Municipal Bond Fund                     19                    6                25
Government Money Market Fund               --                3,221             3,221
Tax Exempt Fund                            --               94,950            94,950
            Total:                    351,438              371,488           722,926
                                      -------              -------           -------


                        Daily Shares - Money Market Funds


                                                 Net Fees Paid
                               Net Fees Paid     (Shareholder
FUND                           (12b-1 Component) Servicing         Net Fees Paid
                               Year ended        Component)
                               3/31/99           Year ended
                                                 3/31/99

Prime Fund                     $ 3,581,606       $ 3,581,606       $ 7,163,212
Treasury Fund                      454,853           454,853           909,706
Government Money Market Fund        88,313            88,313           176,626
Tax-Exempt Fund                    456,264           456,264           912,528
            Total:               4,581,036         4,581,036         9,162,072
                               -----------       -----------       -----------


                       Marsico Shares - Money Market Funds

                                         (Shareholder Servicing)
                           Fund            Year ended 3/31/99
                    ----------------------------------------------

                    Prime Fund                  $4,560.00


                  Fees Paid Pursuant to the Administration Plan

                                 Primary B Shares

                                    Net Admin
                                       Fees Paid             Net Admin
                                   Year ended 3/31/99       Fees Waived

Prime Fund                              $ 51,551             $             --
Treasury Fund                             36,527                 --
Equity Income Fund                            --                 --
International Equity Fund                      7                 --
Government Securities Fund                    --                 --
Small Company Growth Fund                     --                 --
U.S. Government Bond Fund                     --                 --
International Growth Fund                     --                 --
International Value Fund                      --                 --
Emerging Markets Fund                         92                 --
Value Fund                                    --                 --
Capital Growth Fund                          772                 --
Emerging Growth Fund                          12                 --
Equity Index Fund                            844                 --
Managed Index Fund                            17                 --
Managed SmallCap Index Fund                  466                 --
Managed Value Index Fund                      --                 --
Managed SmallCap Value Index Fund             --                 --
Disciplined Equity Fund                       --                 --
Nations Marsico Focused Equities              --                 --
Fund
Nations Marsico Growth & Income               --                 --
Fund
Balanced Assets Fund                       6,069              1,931
Short-Intermediate Government                945              1,055
Fund
Short-Term Income Fund                        --                 --
Diversified Income Fund                       --                 --
Strategic Fixed Income Fund                   --                 --
Municipal Income Fund                         --                 --
Short-Term Municipal Income Fund              --                 --
Intermediate Municipal Bond Fund              --                 --
FL Intermediate Municipal Fund                --                 --
FL Municipal Bond Fund                        --                 --
GA Intermediate Municipal Fund                --                 --
GA Municipal Bond Fund                        --                 --
Kansas Intermediate Municipal                 --                 --
Fund
MD Intermediate Municipal Fund                --                 --
MD Municipal Bond Fund                        --                 --
NC Intermediate Municipal Fund                --                 --
NC Municipal Bond Fund                        --                 --
SC Intermediate Municipal Fund                --                 --
SC Municipal Bond Fund                        --                 --
TN Intermediate Municipal Fund                --                 --
TN Municipal Bond Fund                        --                 --
TX Intermediate Municipal Fund                --                 --
TX Municipal Bond Fund                        --                 --
VA Intermediate Municipal Fund                --                 --
VA Municipal Bond Fund                        --                 --
Government Money Market Fund               4,040                 --
Tax Exempt Fund                           22,002                 --
             Total:
                                     123,344                2,986

Shareholder Servicing Agreements (Primary B Shares) - Money Market Funds

As stated in the Prospectuses for the Money Market Funds' Primary Shares of NFI and the Prospectuses for the Primary B Shares of NFT, each of NFI and NFT has a separate Shareholder Servicing Plan with respect to the Non-Money Market Funds' Primary B Shares of NFI and the Primary B Shares of NFI and the Primary B Shares of NFT except the Value Fund, Capital Growth Fund, Emerging Growth Fund, Disciplined Equity Fund, Equity Index Fund, Managed Index Fund, Managed SmallCap Index Fund, Managed Value Index Fund, Managed SmallCap Value Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund. Pursuant to the Shareholder Servicing Plans, NFI and NFT each has entered into separate agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Serving Plan; and
(x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the Qualified Directors, specifically approves the plan at least annually.

Shareholder Servicing Plan (Marsico Shares) - Prime Fund

As stated in the Prospectus for the Prime Fund's Marsico Shares of NFI, there is a separate Shareholder Servicing Plan with respect to the Prime Fund's Marsico Shares of NFI. Pursuant to the Shareholder Servicing Plan, NFI has entered into a separate agreement with a servicing agent pertaining to the provision of shareholder support services to its customers who may from time to time own of record or beneficially Marsico Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) general shareholder liaison services;
(ii) aggregating and processing purchase, exchange and redemption requests for Marsico Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the Transfer Agent; (iii) providing Customers with a service that invests the assets of their accounts in Marsico Shares pursuant to specific or pre-authorized instructions; (iv) processing dividend and distribution payments from the Company on behalf of Customers; (v) providing information periodically to Customers showing their positions in Marsico Shares; (vi) arranging for bank wires; (vii) responding to Customer inquiries concerning their investment in Marsico Shares; (viii) providing sub-accounting with respect to Marsico Shares beneficially owned by Customers or the information necessary for sub-accounting; (ix) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (x) forwarding to Customers proxy statements and proxies containing any proposals regarding the shareholder servicing agreement or Shareholder Serving Plan; and (xi) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      Such plan shall continue in effect as long as the Board of Directors/Trustees, including a majority of the disinterested Directors, specifically approves the plan at least annually.

Shareholder Administration Plan (Primary B Shares) - Non-Money Market Funds

      As stated in the Prospectus for the Non-Money Market Funds' Primary B Shares, each Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, each Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

Expenses

      The Administrator furnishes, without additional cost to each Company, the services of the Treasurer and Secretary of each Company and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of each Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by each Company.

      Each Company pays or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with fund securities transactions to which each Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

      Expenses of each Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

      The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require BAAI, TradeStreet, Gartmore, and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by BAAI, TradeStreet, Gartmore or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to BAAI, TradeStreet, Gartmore and the Administrator during such fiscal year. If required pursuant to such state securities regulations, BAAI, TradeStreet, Gartmore and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

Transfer Agents and Custodians

      First Data is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for each Companies Primary Shares and Investor Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

      Bank of America serves as sub-transfer agent for each Fund's Primary
Shares.

      The Bank of New York ("BONY") 90 Washington Street, New York, N.Y. 10286 serves as custodian for the Funds' assets. As custodian, BONY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

      The Bank of New York ("BONY"), Avenue des Arts, 35 1040 Brussels, Belgium serves as custodian for the assets of the international Funds.

      The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BONY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BONY agrees to make certain findings with respect to such depositories and to monitor such depositories.

Distributor

      Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

      Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

      The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors/Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

Independent Accountants and Reports

      The Companies issue unaudited financial information semi-annually and audited financial statements annually. The Companies furnish proxy statements and other shareholder reports to shareholders of record.

      The annual financial statements will be audited by each Company's independent accountant. The Board of Directors/Trustees has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as each Company's independent accountant to audit each Company's books and review each Company's tax returns for the Funds' fiscal year ended March 31, 2000. PricewaterhouseCoopers LLP was the independent public accountants for the Funds (except Nations International Value Fund) for the period ended March 31, 1999. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 were the independent auditors for the Emerald International Equity Fund (predecessor to the Nations International Value Fund) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997.

      The Annual Reports for the fiscal period ended March 31, 1999 are hereby incorporated herein by reference in this SAI. The Annual Reports for the Emerald International Equity Fund (the predecessor to the Nations International Value
Fund) for the fiscal period ended May 15, 1998 and for the fiscal year ended November 30, 1997 are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

Counsel

      Morrison & Foerster LLP serves as legal counsel to the Companies. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

      Morrison & Foerster LLP, counsel to the Companies and special counsel to Bank of America has advised the Companies and Bank of America that Bank of America and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                         FUND TRANSACTIONS AND BROKERAGE

General Brokerage Policy

      Subject to policies established by the Board of Directors/Trustees of each Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Companies.

      Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Directors/Trustees of the respective Company. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

      In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Companies believe that over time its ability to participate in volume transactions will produce superior executions for the Funds.

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

      The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

      The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Companies will not give preference to correspondents of Bank of America or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with Bank of America or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

      Certain affiliates of Bank of America Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by the Tax Exempt Fund, the Municipal Income Fund, the Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (the "Tax-Free Bond Funds"). Bank of America or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Tax-Free Bond Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. NFT has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

      Under the 1940 Act, persons affiliated with a Company are prohibited from dealing with such Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

      Investment decisions for each Fund are made independently from those for each Company's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

                              BROKERAGE COMMISSIONS

------------------------------------------------------------------------------

          Fund              Fiscal Year      Fiscal Year       Fiscal Year
                            Ended March      Ended March       Ended March
                              31,1999          31,1998           31,1997
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Managed SmallCap Index                         143,732       $   54,486.18
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Disciplined Equity                             152,295          288,643.86
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Equity Index                                   208,604          115,828.91
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Emerging Growth                                477,588          554,981.41
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Capital Growth Fund                          1,392,418        1,584,909.43
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Managed Index                                  119,677           24,684.19
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Value                                        3,142,078        1,784,504.83
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Balanced Assets                              1,207,000        1,965,293.04
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Nations Emerging Markets                       284,328          207,518.87
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Equity Income                                1,111,460        1,083,187.32
------------------------------------------------------------------------------
------------------------------------------------------------------------------
International Equity                         2,421,975        1,738,165.19
------------------------------------------------------------------------------
------------------------------------------------------------------------------
International Growth                         1,054,454                0
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Managed Small Cap Value                          5,469                0
Index
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Nations Marsico Focused                         25,934                0
Equities
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Nations Marsico Growth &                         9,903                0
Income
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Small Company Growth                           184,948                0
------------------------------------------------------------------------------


      During the fiscal periods ended March 31, [1999], 1998, and 1997, NFT and its Funds did not pay brokerage commissions to NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital Markets, Inc., or Stephens. NFT did pay [ ] to Nations Montgomery Securities LLC during the fiscal year ended March 31, 1999, for _______________ Fund, which is ____% of the total commissions paid for ________ Fund. During the fiscal year ended March 31, 1999, NFT had total brokerage transactions for _______________ Fund of $_____. Of this total, ____% of the brokerage transactions were executed through National Montgomery Securities, LLC, an affiliated broker.]

      [During the fiscal period ended March 31, 1999, 1998, and 1997, NFP did not pay brokerage commissions to Nations Montgomery Securities LLC, NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital Markets, Inc. or Stephens.]

      [During the fiscal years ended March 31, 1999, 1998 and 1997, NFI did not pay brokerage commissions to Nations Montgomery Securities LLC, NationsBanc Investments, Inc. (or its predecessors), NationsBanc Capital Markets, Inc. or Stephens. ]

      [No other Funds of NFP, NFI or NFT paid brokerage fees during the fiscal years ended March 31, 1999, 1998 and 1997.]

      Section 28(e) Standards

      Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

      Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's Directors/Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

      The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the Adviser's investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

      Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                              DESCRIPTION OF SHARES

Description of Shares of the Companies

      The Companies' Boards of Directors/Trustees have authorized the issuance of the classes of shares of the Funds indicated above and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

      The Boards may classify or reclassify any unissued shares of a Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

      All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of a Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the shareholders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

      Each Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees/Directors under the 1940 Act. However, each Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Board member, if requested in writing by the shareholders of at least 10% of the Company's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

      Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund, as are declared in the discretion of the Board members. In the event of the liquidation or dissolution of a Company, shareholders of that Company's Funds are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board members in their sole discretion may determine.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Companies.

      Net investment income for the Funds for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

      Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

      Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

Dividends and Distributions of NFI

      Nations Prime and Treasury Funds. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C, Daily, Marsico and Primary B Shares of each such Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption.

      Equity Income Fund, International Equity Fund and International Growth Fund. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      Government Securities Fund and Government Bond Fund. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans and the Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      Small Company Growth Fund and International Value Fund. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B and Investor C Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares or Primary B Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

Dividends and Distributions of NFP

      Emerging Markets Fund. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor B, Investor C and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan, Shareholder Servicing Plan and/or Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

Dividends and Distributions of NFT

      Dividends from net investment income are declared and paid monthly by the Capital Growth Fund, the Disciplined Equity Fund, the Managed Index Fund and the Value Fund. The Short-Intermediate Government Fund, the Short-Term Income Fund, the Diversified Income Fund, the Strategic Fixed Income Fund, the NFT Money Market Funds, and the Tax-Free Bond Funds declare dividends daily and pay them monthly. All other NFT Non-Money Market Funds declare and pay dividends from net investment income each calendar quarter.

      Money Market Funds. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C, Daily and Primary B Shares of each such Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (including, in the case of the Tax Exempt Fund, market discount on tax-exempt obligations purchased after April 30, 1993) and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of Nations Funds prorated to a Fund on the basis of its relative net assets. Shares of the Money Market Funds begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date).

      Non-Money Market Funds. With respect to the Non-Money Market Funds, net investment income for dividend purposes consist of items (i), (ii) and (iii) discussed above with respect to the Money Market Funds and dividend or distribution income on such assets.

      Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

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Net Asset Value Determination

      Money Market Funds

      The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

      Each of the Money Market Funds invest only in high quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. NFP's and NFI's Board of Directors and NFT's Board of Trustees each have established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors/Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Directors/Trustees will promptly consider what action, if any, should be initiated. If the Board of Directors/Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

      Non-Money Market Funds

      With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Bond Funds, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

      With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors/Trustees of the Company. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

      Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors/trustees.

      For purposes of determining the net asset value per share of the International Funds, all assets and liabilities of the International Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

      A Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related Prospectuses from time to time. A Company also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of such Company's responsibilities under the 1940 Act.

      Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Investor Shares or Primary Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

                     ADDITIONAL INFORMATION CONCERNING TAXES

      The following information supplements and should be read in conjunction with the Prospectuses. The Prospectuses of the Funds describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

General

      The Companies intend to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and, thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to a Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to shareholders.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

      Each Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income which, for this purpose, includes net short-term capital gains and certain other items earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 the first taxable year. The Funds intend to pay out substantially all of their net investment income and net capital gain (if any) for each year.

      In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

Excise Tax

      A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Private Letter Ruling

      In order for a Fund to maintain regulated investment company status under the Code, its dividends, including--for this purpose--capital gain distributions, must not constitute "preferential dividends," within the meaning of Section 562(c) of the Code. The Companies have received a private letter ruling from the Internal Revenue Service ("IRS") generally to the effect that the following will not give rise to preferential dividends: differing fees imposed on the different classes of shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Companies paying different dividends or distributions on the different classes of shares.

Taxation of Fund Investments

      Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

      Gains recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

      If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

      The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

      Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

      Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

      If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

      If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

Foreign Taxes

      Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Funds expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

      An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

Capital Gain Distributions

      Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such distributions equal or exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Disposition of Fund Shares

      A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

      If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

      If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

Federal Income Tax Rates

      As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Corporate Shareholders

      Corporate shareholders of the Funds may be eligible for the dividends-received deduction on distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

Foreign Shareholders

      Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate if applicable). Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net long-term capital gains are generally not subject to tax withholding.

Backup Withholding

      The Companies may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, if the shareholder fails to certify that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies a Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Companies could subject the investor to penalties imposed by the IRS.



Special Tax Considerations Pertaining to the Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds

      The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (each, a "Tax-Free Bond Fund" and collectively the "Tax-Free Bond Funds") are designed to provide investors with a high level of income exempt from Federal and, with respect to the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida state intangibles tax, and the Georgia, Maryland, North Carolina, South Carolina, or Virginia state income tax, and the Tennessee Hall Income Tax on unearned income, respectively. Florida and Texas do not presently impose any income tax but Florida currently imposes a state intangibles tax on intangible personal property.

      Each Tax-Free Bond Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from Federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

      Not later than 60 days after the close of its taxable year, each Tax-Exempt Bond Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from Federal income tax.

      In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items generally is tax-exempt interest from "private activity bonds." To the extent that a Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

      Distributions other than exempt-interest dividends all long-term and short-term capital gains will be subject to state income tax (other than Florida and Texas) unless specifically exempted by statute including, in the case of Virginia, statutory provisions creating the agency or political subdivision.

      Florida does not impose a personal income tax. Thus individual shareholders of the Funds will not be subject to any Florida income tax on distribution received from the Funds. However, Florida does impose an income tax on corporations. Consequently Florida imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Fund that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net assets of the portfolio of such Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

      The Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of the Fund did not, however, meet this 90 percent test, the only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Owners of shares in the Nations Florida Intermediate Municipal Bond Fund or Nations Florida Municipal Bond Fund should consult their tax advisers with specific reference to their own tax situation if advised that a portion of the portfolio of such Funds consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

      The portion of Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's exempt-interest dividends paid from interest received by such Funds from tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from Nations Maryland Intermediate Municipal Bond Fund and Nations Maryland Municipal Bond Fund will be subject to Maryland income tax. However, shareholders of Nations Maryland Intermediate Municipal Bond Fund and Nations Maryland Municipal Bond Fund that are financial institutions otherwise subject to Maryland financial institution franchise taxes will be subject to such taxes on distributions received from such Funds (including exempt-interest dividends). Individual shareholders subject to income taxation by states other than Maryland will realize a lower after tax rate of return than Maryland shareholders since the dividends distributed by Nations Maryland Intermediate Municipal Bond Fund and Nations Maryland Municipal Bond Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from Nations Maryland Intermediate Municipal Bond Fund and Nations Maryland Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland State and local individual income taxes. Shares of Nations Maryland Intermediate Municipal Bond Fund and Nations Maryland Municipal Bond Fund will not be subject to the Maryland personal property tax.

      The North Carolina intangibles tax was repealed by Ch. 41, 1995 N.C. Sess. Laws, effective for taxable years beginning on or after January 1, 1995. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund and the North Carolina Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 from their federal taxable income for purposes of determining their North Carolina taxable income.

      Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

      The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Other Matters

      Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

      The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state, local or foreign taxes.

                      ADDITIONAL INFORMATION ON PERFORMANCE

      Yield information and other performance information for each Company's Funds may be obtained by calling the Company at (800) 321-7854.

      From time to time, the yield and total return of a Fund's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Company also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.

Yield Calculations

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

      Money Market Funds. The "yield" and "effective yield" of Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of each Money Market Fund of NFT are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      In addition, the "tax-equivalent yield" of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Tax Exempt Fund is computed by: (a) dividing the portion of the yield that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax.

      The effective yield quotations for the Primary Shares and Investor Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended March 31, 1999, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:

                                 Seven Day Yield

                                                  Effective
                              Yield                Yield              Tax
                               Without            Without  Tax        Equivalent
                              Fee       Effective Fee      Equivalent Yield w/o
                      Yield    Waivers    Yield   Waivers    Yield    Waivers

Prime Fund
   Primary A Shares   4.82%     4.78%     4.94%    4.90%      n/a       n/a
   Primary B Shares   4.57%     4.53%     4.68%    4.64%      n/a       n/a
   Investor A Shares  4.47%     4.43%     4.57%    4.53%      n/a       n/a
   Investor B Shares  4.57%     4.43%     4.68%    4.64%      n/a       n/a
   Investor C Shares  4.58%     4.54%     4.68%    4.64%      n/a       n/a
   Daily Shares       4.32%     4.08%     4.41%    4.17%      n/a       n/a
     Marsico Shares   4.57%     4.53%     4.68%    4.64%      n/a       n/a


Treasury Fund
   Primary A Shares   4.66%     4.61%     4.77%    4.72%      n/a       n/a
   Primary B Shares   4.41%     4.38%     4.50%    4.45%      n/a       n/a
   Investor A Shares  4.31%     4.26%     4.40%    4.35%      n/a       n/a
   Investor B Shares  4.41%     4.26%     4.50%    4.35%      n/a       n/a
   Investor C Shares  4.41%     4.36%     4.50%    4.45%      n/a       n/a
   Daily Shares       4.16%     3.91%     4.24%    3.99%      n/a       n/a

                    Seven Day Yield For the Year Ended 3/31/99

Tax Equivalent Yields @ 39.6%

                                                Effective               Tax
                            Yield                 Yield      Tax     Equivalent
                           Without   Effective   Without  Equivalent   Yield
                   Yield     Fee       Yield       Fee      Yield     Without
                            Waivers              Waivers                Fee
                                                                      Waivers
Government Money
Market Fund

Primary A Shares    4.76%     4.48%      4.88%      4.60%     n/a       n/a
Primary B Shares    4.51%     4.23%      4.61%      4.33%     n/a       n/a
Investor A Shares   4.41%     4.13%      4.51%      4.23%     n/a       n/a
Investor B Shares   4.51      4.13%      4.61%      4.23%     n/a       n/a
Investor C Shares   4.50%     4.22%      4.61%      4.33%     n/a       n/a
Daily Shares        4.26%     3.78%      4.35%      3.87%     n/a       n/a

Tax Exempt Fund

Primary A Shares    2.84%     2.69%      2.88%      2.63%     4.70%     4.29%
Primary B Shares    2.59%     2.34%      2.62%      2.37%     4.29%     3.87%
Investor A Shares   2.49%     2.24%      2.52%      2.27%     4.12%     3.71%
Investor B Shares   2.64%     2.24%      2.67%      2.27%     4.37%     3.71%
Investor C Shares   2.59%     2.34%      2.62%      2.37%     4.29%     3.87%
Daily Shares        2.34%     1.89       2.36%      1.91%     3.87%     3.13%


      Non-Money Market Funds. Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A and Primary B Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                  Yield = 2 [(a-b+ 1)(6) - 1]
                            cd

Where:         a =   dividends and interest earned during the period.

               b = expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

      For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

      Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

      The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

      Investor A Shares Only. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended March 31, 1999 were as follows:

                  Thirty Day Yield For The Period Ended 3/31/99

                                                                     Tax
                                               Yield      Tax     Equivalent
                                              Without  Equivalent   Yield
                                    Yield    Fee         Yield     Without
                                              Waivers                Fee
                                                                   Waivers
Short-Intermediate Government
Fund
Primary A Shares                     5.17%       4.97%    n/a       n/a
Primary B Shares                     4.82%       4.37%    n/a       n/a
Investor A Shares                    4.97%       4.72%    n/a       n/a
Investor B Shares                    4.37%       3.97%    n/a       n/a
Investor C Shares                    4.58%       4.14%    n/a       n/a

Short-Term Income Fund
Primary A Shares                     5.69%       5.39%    n/a       n/a
Primary B Shares                       n/a         n/a    n/a       n/a

Investor A Shares                    5.49%       5.14%    n/a       n/a
Investor B Shares                    5.35%       4.40%    n/a       n/a
Investor C Shares                    4.69%       3.90%    n/a       n/a

Diversified Income Fund
Primary A Shares                     6.27%       6.17%    n/a       n/a
Primary B Shares                      n/a         n/a     n/a       n/a

Investor A Shares                    6.02%       5.92%    n/a       n/a
Investor B Shares                    5.42%       5.17%    n/a       n/a
Investor C Shares                    5.27%       5.03%    n/a       n/a

Strategic Fixed Income Fund
Primary A Shares                     5.89%       5.79%    n/a       n/a
Primary B Shares                     0.78%       0.78%    n/a       n/a
Investor A Shares                    5.69%       5.54%    n/a       n/a
Investor B Shares                    5.08%       4.78%    n/a       n/a
Investor C Shares                    5.24%       4.86%    n/a       n/a

Municipal Income Fund
Primary A Shares                     4.73%       4.53%     7.83%     7.50%
Investor A Shares                    4.53%       4.28%     7.50%     7.09%
Investor B Shares                    3.88%       3.53%     6.42%     5.84%
Investor C Shares                    3.96%       2.52%     6.56%     4.17%

Short-Term Municipal Income Fund
Primary A Shares                     4.07%       3.67%     6.74%     6.08%
Investor A Shares                    3.87%       3.42%     6.41%     5.66%
Investor B Shares                    3.72%       2.67%     6.16%     4.42%
Investor C Shares                    3.07%       2.10%     5.08%     3.48%

Intermediate Municipal Bond
Fund
Primary A Shares                     4.56%       4.38%     7.55%     7.25%
Investor A Shares                    4.36%       4.13%     7.22%     6.84%
Investor B Shares                    3.76%       3.38%     6.23%     5.60%
Investor C Shares                    4.06%       3.59%     6.72%     5.94%

Florida Intermediate Municipal
Bond Fund
Primary A Shares                     4.60%       4.38%     7.62%     7.25%
Investor A Shares                    4.40%       4.13%     7.28%     6.84%
Investor B Shares                    3.80%       3.38%     6.29%     5.60%
Investor C Shares                    3.60%       3.24%     5.96%     5.36%

Georgia Intermediate Municipal
Bond Fund
Primary A Shares                     4.57%       4.34%     8.05%     7.65%
Investor A Shares                    4.37%       4.09%     7.70%     7.20%
Investor B Shares                    3.77%       3.34%     6.64%     5.88%
Investor C Shares                    3.56%       3.14%     6.27%     5.53%

Maryland Intermediate Municipal
Bond Fund
Primary A Shares                     4.50%       4.26%     7.83%     7.41%
Investor A Shares                    4.30%       4.01%     7.48%     6.98%
Investor B Shares                    3.70%       3.26%     6.44%     5.68%
Investor C Shares                    3.50%       3.08%     6.09%     5.36%

North Carolina Intermediate
   Municipal Bond Fund
Primary A Shares                     4.52%       4.31%     8.11%     7.74%
Investor A Shares                    4.32%       4.06%     7.75%     7.28%
Investor B Shares                    3.73%       3.32%     6.70%     5.96%
Investor C Shares                    3.52%       3.12%     6.32%     5.60%

South Carolina Intermediate
   Municipal Bond Fund
Primary A Shares                     4.77%       4.58%     8.49%     8.15%
Investor A Shares                    4.57%       4.33%     8.14%     7.71%
Investor B Shares                    3.97%       3.58%     7.06%     6.38%
Investor C Shares                    3.73%       3.36%     6.65%     5.98%

Tennessee Intermediate
   Municipal Bond Fund
Primary A Shares                     4.45%       4.10%     7.84%     7.22%
Investor A Shares                    4.25%       3.85%     7.49%     6.78%
Investor B Shares                    3.65%       3.10%     6.43%     5.46%
Investor C Shares                    4.73%       3.99%     8.33%     7.03%

Texas Intermediate Municipal
Bond Fund
Primary A Shares                     4.66%       4.48%     7.72%     7.42%
Investor A Shares                    4.45%       4.22%     7.37%     6.99%
Investor B Shares                    3.86%       3.48%     6.39%     5.76%
Investor C Shares                    3.74%       3.39%     6.19%     5.61%

Virginia Intermediate Municipal
Bond Fund
Primary A Shares                     4.47%       4.27%     7.85%     7.50%
Investor A Shares                    4.27%       4.02%     7.50%     7.07%
Investor B Shares                    3.67%       3.27%     6.45%     5.74%
Investor C Shares                    3.47%       3.11%     6.10%     5.46%

Florida Municipal Bond Fund
Primary A Shares                     4.81%       4.56%     7.96%     7.55%
Investor A Shares                    4.61%       4.31%     7.63%     7.14%
Investor B Shares                    3.96%       3.56%     6.56%     5.89%
Investor C Shares                    3.80%       3.48%     6.29%     5.76%

Georgia Municipal Bond Fund
Primary A Shares                     4.47%       3.89%     7.87%     6.85%
Investor A Shares                    4.27%       3.64%     7.52%     6.41%
Investor B  Shares                   3.62%       2.89%     6.37%     5.09%
Investor C Shares                    3.47%       2.78%     6.12%     4.89%

Maryland Municipal Bond Fund
Primary A Shares                     4.28%       3.81%     7.45%     6.63%
Investor A Shares                    4.08%       3.56%     7.10%     6.19%
Investor B Shares                    3.42%       2.80%     5.95%     4.88%
Investor C Shares                    3.19%       2.59%     5.55%     4.51%

North Carolina Municipal Bond
Fund
Primary A Shares                     4.65%       4.25%     8.35%     7.63%
Investor A Shares                    4.45%       4.00%     7.99%     7.18%
Investor B Shares                    3.80%       3.25%     6.82%     5.83%
Investor C Shares                    3.68%       3.15%     6.60%     5.66%

South Carolina Municipal Bond
Fund
Primary A Shares                     4.60%       4.02%     8.19%     7.16%
Investor A Shares                    4.40%       3.77%     7.83%     6.71%
Investor B Shares                    3.75%       3.01%     6.68%     5.35%
Investor C Shares                    3.59%       2.85%     6.39%     5.08%

Tennessee Municipal Bond Fund
Primary A Shares                     4.57%       3.62%     8.05%     6.37%
Investor A Shares                    4.36%       3.36%     7.68%     5.91%
Investor B Shares                    3.72%       2.62%     6.55%     4.62%
Investor C Shares                    3.52%       2.43%     6.20%     4.28%

Texas Municipal Bond Fund
Primary A Shares                     4.63%       3.98%     7.67%     6.59%
Investor A Shares                    4.42%       3.72%     7.32%     6.16%
Investor B Shares                    3.78%       2.98%     6.26%     4.93%
Investor C Shares                    3.62%       2.83%     6.99%     4.69%

Virginia Municipal Bond Fund
Primary A Shares                     4.75%       4.24%     8.34%     7.45%
Investor A Shares                    4.54%       3.98%     7.98%     6.99%
Investor B Shares                    3.89%       3.23%     6.83%     5.68%
Investor C Shares                    3.53%       2.87%     6.20%     5.04%


The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus
(i) a stated Federal income tax rate, and, for the State Intermediate Municipal Bond Funds, (ii) a state income tax rate multiplied by one minus the stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of the State Intermediate Municipal Bond Funds is as follows: Florida --0%;; Georgia --6%; Maryland --4.875%; North Carolina --7.75%; South Carolina --7%; Tennessee 6%; Texas --0%; and Virginia --5.75%.

      Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided below are such illustrations:

      For the Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400     $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300    $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
 tax-free
yield of:                      A taxable investment would have to pay you:

--------------------------------------------------------------------------------
   4%                   5.91%               6.17%               6.65%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   5%                   7.39%               7.71%               8.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   6%                   8.87%               9.25%               9.97%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   7%                   10.34%              10.79%              11.64%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   8%                   11.82%              12.33%              13.30%
--------------------------------------------------------------------------------
The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Georgia (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

      For the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400     $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300    $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:               A taxable investment would have to pay you:

--------------------------------------------------------------------------------
   4%                     6.00%               6.26%               6.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   5%                     7.50%               7.82%               8.43%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   6%                     9.00%               9.39%             10.12%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   7%                   10.50%              10.95%              11.81%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   8%                   12.00%              12.52%              13.50%
--------------------------------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%), Maryland (4.875%) and local county (which, for purposes of the above table is approximately 2.5%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

      For the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund:

---------------------------------------------------------------------
Single       $25,351-$60,000  $60,001-$61,400 $61,401-$128,100 $128,101-$278,450
Return       (28%, 7%)        (28%, 7.75%)        (31%, 7.75%)    (36%, 7.75%)
---------------------------------------------------------------------
---------------------------------------------------------------------
Joint     $42,351-$100,000 $100,001-$102,300 $102,301-$155,950 $155,951-$278,450
  Return   (28%, 7%)        (28%,7.75%)         (31%, 7.75%)     (36%, 7.75%)
---------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

-------------------------------------------------------------------
     4%             5.97%       6.22%         6.28%        6.78%
-------------------------------------------------------------------
-------------------------------------------------------------------
     5%             7.47%        7.53%        7.86%        8.47%
-------------------------------------------------------------------
-------------------------------------------------------------------
     6%             8.96%        9.03%        9.43%       10.16%
-------------------------------------------------------------------
-------------------------------------------------------------------
     7%            10.45%       10.54%       11.00%       11.86%
-------------------------------------------------------------------
-------------------------------------------------------------------
     8%            11.95%       12.04%       12.57%       13.55%
-------------------------------------------------------------------
The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31% 36%) and North Carolina (7%, 7.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund:

--------------------------------------------------------
Single       $25,351-$61,400 $61,401-$128,100 $128,101-$278,450
Return       (28%, 7%)           (31%, 7%)           (36%,7%)
--------------------------------------------------------
--------------------------------------------------------
Joint Return $42,351-$102,300 $102,301-$155,950 $155,951-$278,450
             (28%, 7%)           (31%, 7%)           (36%, 7%)
--------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.97%        6.23%        6.72%
------------------------------------------------------
------------------------------------------------------
     5%             7.47%        7.79%        8.40%
------------------------------------------------------
------------------------------------------------------
     6%             8.96%        9.35%       10.08%
------------------------------------------------------
------------------------------------------------------
     7%            10.45%       10.91%       11.76%
------------------------------------------------------
------------------------------------------------------
     8%            11.95%       12.47%       13.44%
------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and South Carolina (7%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond
Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400     $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300    $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

--------------------------------------------------------------------------------
   4%                   5.91%               6.17%               6.65%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   5%                   7.39%               7.71%               8.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   6%                   8.87%               9.25%               9.97%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   7%                   10.34%              10.79%              11.64%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   8%                   11.82%              12.33%              13.30%
--------------------------------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Tennessee (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400     $61,401-128,100     $128,101-$278,450
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joint Return         $42,351-$102,300    $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.89%        6.15%        6.63%
------------------------------------------------------
------------------------------------------------------
     5%             7.37%        7.69%        8.29%
------------------------------------------------------
------------------------------------------------------
     6%             8.84%        9.23%       9.95%
------------------------------------------------------
------------------------------------------------------
     7%            10.32%       10.76%       11.60%
------------------------------------------------------
------------------------------------------------------
     8%            11.79%       12.30%       13.26%
------------------------------------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and Virginia (5.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

For the Municipal Income Fund, Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and Texas Municipal Bond Fund:

--------------------------------------------------------------------------------
Single Return        $25,351-$61,400     $61,401-$128,100    $128,101-$278,450
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joint Return         $42,352-$102,300    $102,301-$155,950   $155,951-$278,450
--------------------------------------------------------------------------------

To match a
tax-free
yield of:         A taxable investment would have to pay you:

------------------------------------------------------
     4%             5.56%        5.80%        6.25%
------------------------------------------------------
------------------------------------------------------
     5%             6.94%        7.25%        7.81%
------------------------------------------------------
------------------------------------------------------
     6%             8.33%        8.70%        9.38%
------------------------------------------------------
------------------------------------------------------
     7%             9.72%       10.14%       10.94%
------------------------------------------------------
------------------------------------------------------
     8%            11.11%       11.59%       12.50%
------------------------------------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) tax rates. This analysis does not take into account any state or local taxes imposed, although, with respect to the Florida Intermediate Municipal Bond Fund, the Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Texas Municipal Bond Fund, neither Florida nor Texas impose a personal income tax. Note that the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $278,450.

      There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

                                             Thirty Day Yield

                                                       Yield Without
   Government Securities Fund             Yield         Fee Waivers
      Primary A Shares                    5.69%            5.39%
      Primary B Shares                     n/a              n/a
      Investor A Shares                   5.49%            5.14%
      Investor B Shares                   5.35%            4.40
      Investor C Shares                   4.69%            3.90%

      During the period for which certain yield quotations are given above, Bank of America and the Administrator voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

Total Return Calculations

      Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:      P =   a hypothetical initial payment of $1,000

            T =   average annual total return

            n =   number of years

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

      This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

      The following figures, for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

    Average Annual Total Returns            Inception       Inception
                                         Through 3/31/99     Through
                                         Without Sales       3/31/99
                                             Charges        Including
                                                          Sales Charges
    Emerging Markets Fund
        Primary A. Shares                    -4.57%           -4.57%
        Primary B Shares                     -8.68%           -8.68%
        Investor A Shares                    -4.83%           -6.32%
        Investor B Shares                    -5.52%           -6.28%
        Investor C Shares                    -5.35%           -5.35%



      The Primary Shares and Investor Shares of the Funds may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month or a three-month (in the case of the Emerging Markets Fund) period as a percentage of the maximum offering price per share on the last day of such period.

      The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

                        Average Annual Total Return

                                                        5 Year Period
                                     One Year         Ended 3/31/99 or
                               Period Ended 3/31/99       Inception
                                                       through 3/31/99

    Equity Income Fund
       Primary A Shares              -9.40%                 14.85%
            Primary B               -11.24%                 11.37%
       Investor A                    -9.87%                 14.51%
       Investor B                    10.49%                 13.85%
       Investor C                   -10.28%                 13.91%

    International Equity Fund
       Primary A                      3.68%                  7.60%
            Primary B                 3.71%                  6.37%
       Investor A                     3.59%                  7.37%
       Investor B                     2.65%                  6.60%
       Investor C                     2.63%                  6.64%

    Government Securities
    Fund
       Primary A                      5.41%                  6.04%
            Primary B                 2.09%                  5.39%
       Investor A                     5.16%                  5.78%
       Investor B                     4.53%                  5.29%
       Investor C                     4.52%                  5.30%



                           Average Annual Total Return


                                            One                 10 Year
                                           Year                 Period
                                          Period      5-year    Ended
                                           Ended      period    3/31/99
                                          3/31/99     ending    or
                                                      3/31/99   Inception
                                                                through
                                                                 3/31/99
      Value Fund
           Primary A Shares                 4.15%      19.39%      15.26%
           Primary B Shares                 3.66       --          19.14%
           Investor A Shares                 3.96%      19.14%      15.41%
           Investor B Shares                 3.11%      18.44%      16.95%
           Investor C Shares                 3.39%      18.50%      16.58%
      Capital Growth Fund
           Primary A Shares                14.99%      22.08%      18.77%
           Primary B Shares                14.59%      --          25.67%
           Investor A Shares                14.70%      21.82%      18.52%
           Investor B Shares                13.86%      20.89%      18.79%
           Investor C Shares                13.76%      21.09%      17.77%
      Emerging Growth Fund
           Primary A Shares                -7.21%      15.25%      13.54%
           Primary B Shares                -4.25%      --           9.62%
           Investor A Shares                -7.41%      15.01%      13.55%
           Investor B Shares                -8.10%      14.14%      13.90%
           Investor C Shares                -8.08%      14.30%      12.85%
      Managed Index Fund
           Primary A Shares                15.25%      --          30.76%
           Primary B Shares                 14.78%     --           30.34%
           Investor A Shares                14.97%     --           30.50%

      Managed SmallCap Index Fund
           Primary A Shares               -20.50%      --           6.16%
           Primary B Shares                -21.05%      --           5.61%
           Investor A Shares               -20.67%      --           5.90%

      Managed Value Index Fund
           Primary A Shares                 3.06%      --          12.54%
           Primary B Shares                  3.10%      --          12.57%
           Investor A Shares                 2.97%      --          12.39%

      Managed SmallCap Value Index Fund
           Primary A Shares               -20.11%      --          -6.17
           Primary B Shares                -20.22%      --          -6.27%
           Investor A Shares               -20.23%      --          -6.32%

      Disciplined Equity Fund
           Primary A Shares                15.74%      21.44%      25.33%
           Primary B Shares                16.37%      --          27.11%
           Investor A Shares               15.49%      21.22%      20.32%
           Investor B Shares               14.69%      --          22.15%
           Investor C Shares                14.64%      --          25.59%
      Equity Index Fund
           Primary A Shares                 18.26%      25.84%     23.50%
           Primary B Shares                17.63%      --          27.81%
           Investor A Shares               18.00%      --          27.41%
      Balanced Assets Fund
           Primary A Shares                -1.20%      13.62%      12.03%
           Primary B Shares                -2.18%      --          12.57%
           Investor A Shares               -1.36%      13.38%      11.80%
           Investor B Shares               -2.13%      12.71%      11.22%
           Investor C Shares                -2.17%      12.68%      11.08%
      Short-Intermediate Government
      Fund
           Primary A Shares                 4.97%       5.63%       6.44%
           Primary B Shares                 4.61%      --           6.03%
           Investor A Shares                4.76%       5.42%       6.27%
           Investor B Shares                4.14%       4.94%       4.43%
           Investor C Shares                 4.05%       5.01%       4.89%
      Short-Term Income Fund
           Primary A Shares                 6.07%       6.04%       5.54%
           Primary B Shares                 0.30%      --           3.40%
           Investor A Shares                5.85%       5.83%       5.30%
           Investor B Shares                5.70%       5.66%       5.25%
           Investor C Shares                 5.64%       5.65%       5.11%
      Diversified Income Fund
           Primary A Shares                 5.00%       7.50%       8.14%
           Primary B Shares                -0.24%      --           5.09%
           Investor A Shares                4.74%       7.23%       7.86%
           Investor B Shares                4.11%       6.66%       6.23%
           Investor C Shares                 4.09%       6.74%       7.47%
      Strategic Fixed Income Fund
           Primary A Shares                 5.61%       6.66%       6.61%
           Primary B Shares                 0.92%      --           4.76%
           Investor A Shares                5.40%       6.44%       6.41%
           Investor B Shares                4.76%       5.92%       5.24%
           Investor C Shares                 4.90%       6.06%       6.01%
      Municipal Income Fund
           Primary A Shares                 5.42%       7.69%       7.78%
           Investor A Shares                5.21%       7.47%       7.61%
           Investor B Shares                4.53%       6.85%       5.65%
           Investor C Shares                 4.64%       6.96%       6.58%

      Short-Term Municipal Income Fund
           Primary A Shares                  4.71%       4.85%       4.44%
           Investor A Shares                 4.50%       4.64%       4.30%
           Investor B Shares                 4.34%       4.48%       4.08%
           Investor C Shares                 4.29%       --          4.57%
      Intermediate Municipal Bond Fund
           Primary A Shares                 5.33%       6.23%       5.51%
           Investor A Shares                5.12%       6.02%       5.14%
           Investor B Shares                4.49%       5.61%       4.72%
           Investor C Shares                 4.80%       --          6.85%
      Florida Intermediate Municipal
      Bond Fund
           Primary A Shares                 4.95%       6.17%       5.98%
           Investor A Shares                4.74%       5.96%       5.80%
           Investor B Shares                4.11%       5.54%       4.91%
           Investor C Shares                 4.10%       5.54%       5.34%
      Georgia Intermediate Municipal
      Bond Fund
           Primary A Shares                 5.20%       6.14%       6.35%
           Investor A Shares                4.99%       5.93%       6.21%
           Investor B Shares                 4.37%       5.50%       4.84%
           Investor C Shares                 4.35%       5.50%       5.53%
      Maryland Intermediate Municipal
      Bond Fund
           Primary A Shares                 5.18%       5.92%       6.55%
           Investor A Shares                4.97%       5.71%       6.39%
           Investor B Shares                 4.34%       5.29%       4.60%
           Investor C Shares                 4.32%       5.28%       5.08%
      North Carolina Intermediate
      Municipal Bond Fund
           Primary A Shares                 5.03%       6.12%       5.87%
           Investor A Shares                4.82%       5.91%       5.66%
           Investor B Shares                4.20%       5.49%       4.81%
           Investor C Shares                 4.18%       5.48%       5.21%
      South Carolina Intermediate
      Municipal Bond Fund
           Primary A Shares                 5.22%       6.15%       6.15%
           Investor A Shares                5.01%       5.94%       6.04%
           Investor B Shares                4.39%       5.52%       4.91%
           Investor C Shares                 4.36%       5.52%       5.44%
      Tennessee Intermediate Municipal
      Bond Fund
           Primary A Shares                 5.18%       6.07%       5.36%
           Investor A Shares                4.97%       5.86%       5.25%
           Investor B Shares                4.34%       5.44%       4.80%
           Investor C Shares                 4.28%      --           6.64%

      Texas Intermediate Municipal
      Bond Fund
           Primary A Shares                 4.98%       5.98%       5.59%
           Investor A Shares                4.77%       5.77%       5.14%
           Investor B Shares                4.15%       5.35%       4.57%
           Investor C Shares                 4.14%      --           6.40%

      Virginia Intermediate Municipal
      Bond Fund
           Primary A Shares                 5.21%       5.88%       6.38%
           Investor A Shares                5.00%       5.67%       6.22%
           Investor B Shares                4.38%       5.25%       4.62%
           Investor C Shares                 4.36%       5.25%       5.13%
      Florida Municipal Bond Fund
           Primary A Shares                 4.90%       7.38%       5.39%
           Investor A Shares                4.69%       7.16%       5.07%
           Investor B Shares                4.01%       6.55%       4.42%
           Investor C Shares                 4.01%      --           8.45%
      Georgia Municipal Bond Fund
           Primary A Shares                 5.89%       7.39%       5.39%
           Investor A Shares                5.68%       7.13%       5.23%
           Investor B Shares                5.00%       6.55%       4.60%
           Investor C Shares                 4.97%      --           8.71%
      Maryland Municipal Bond Fund
           Primary A Shares                 4.93%      --           7.62%
           Investor A Shares                4.72%       6.85%       5.20%
           Investor B Shares                4.04%       6.23%       4.18%
           Investor C Shares                 4.02%      --           8.24%
      North Carolina Municipal Bond
      Fund
           Primary A Shares                 5.40%       7.23%       5.21%
           Investor A Shares                5.20%       7.02%       5.18%
           Investor B Shares                4.53%       6.40%       4.50%
           Investor C Shares                 4.50%      --           8.60%
      South Carolina Municipal Bond
      Fund
           Primary A Shares                 5.13%       7.28%       5.77%
           Investor A Shares                4.92%       7.07%       5.85%
           Investor B Shares                4.25%       6.45%       4.96%
           Investor C Shares                 4.23%      --           8.39%
      Tennessee Municipal Bond Fund
           Primary A Shares                 5.53%       7.53%       6.65%
           Investor A Shares                5.32%       7.32%       5.79%
           Investor B Shares                4.64%       6.70%       4.92%
           Investor C Shares                 4.62%      --           8.64%
      Texas Municipal Bond Fund
           Primary A Shares                 5.41%       7.44%       5.40%
           Investor A Shares                5.20%       7.22%       5.36%
           Investor B Shares                4.53%       6.60%       4.58%
           Investor C Shares                 4.51%      --           8.67%
      Virginia Municipal Bond Fund
           Primary A Shares                 5.18%       7.45%       5.25%
           Investor A Shares                4.98%       7.23%       5.36%
           Investor B Shares                4.30%       6.61%       4.41%
           Investor C Shares                 4.21%      --           8.68%


                          Aggregate Annual Total Return

                                       5-Year period 5-Year period  Inception  Inception
                       FYE         FYE      ending       ending    through     through
                     3/31/99     3/31/99    3/31/99     3/31/99    3/31/99     3/31/99
                     Without    Including   Without    Including   Without    Including
                      Sales       Sales      Sales       Sales      Sales       Sales
                     Charges     Charges    Charges     Charges    Charges     Charges

Value Fund
   Primary A Shares         4.15%     4.15%   142.54%     142.54%  287.08%    287.08%
   Primary B Shares         3.66%     3.66%    --             --    62.05%     62.05%
   Investor A Shares        3.96%    -2.04%   140.03%     126.21%  279.99%    258.23%
   Investor B Shares        3.11%    -1.44%   133.03%     131.03%  148.54%    147.54%
   Investor C Shares        3.39%     2.48%   133.70%     133.70%  183.15%    183.15%

Capital Growth Fund
   Primary A Shares        14.99%    14.99%   171.17%     171.17%  205.86%    205.86%
   Primary B Shares        14.59%    14.59%     -             -     87.70%     87.70%
   Investor A Shares       14.70%     8.09%   168.26%     152.80%  201.46%    184.13%
   Investor B Shares       13.86%     9.42%   158.24%     156.24%  172.12%    171.12%
   Investor C Shares       13.76%    12.87%   160.36%     160.36%  189.24%    189.24%

Emerging Growth Fund
   Primary A Shares        -7.21%    -7.21%   103.30%     103.30%  123.13%    123.13%
   Primary B Shares        -4.25%    -4.25%     -            -      28.79%     28.79%
   Investor A Shares       -7.41%   -12.72%   101.19%      89.60%  122.79%    110.02%
   Investor B Shares       -8.10%   -12.04%    93.69%      91.69%  113.16%    112.16%
   Investor C Shares       -8.08%    -8.87%    95.12%      95.12%  113.74%    113.74%

Managed Index Fund
 Primary A Shares          15.25%    15.25%     -             -     104.42%    104.42%
 Primary B Shares          14.78%    14.78%     -             -     102.68%    102.68%
 Investor A Shares         14.97%    14.97%     -             -     103.31%    103.31%

Managed SmallCap Index
Fund
 Primary A Shares         -20.50%   -20.50%     -             -      15.82%     15.82%
 Primary B Shares         -21.05%   -21.05%     -             -      14.34%     14.34%
 Investor A Shares        -20.67%   -20.67%     -             -      15.13%     15.13%

Managed Value Index Fund
 Primary A Shares        3.06%     3.06%        -             -      17.36%     17.26%

 Primary B Shares        3.10%     3.10%        -             -      17.30%     17.30%

 Investor A Shares       2.97%     2.97%        -             -      17.06%     17.06%


Managed SmallCap Value
Index Fund
 Primary A Shares         -20.11%   -20.11%     -             -      -8.22%     -8.22%
 Primary B Shares         -20.22%   -20.22%     -             -      -8.35%     -8.35%
 Investor A Shares        -20.23%   -20.23%    --            --      -8.43%     -8.43%

                                      165

Disciplined Equity Fund
   Primary A Shares        15.74%    15.74%   164.10%    164.10%  333.37%    333.37%
   Primary B Shares        16.37%    16.37%    --         --       93.69%     91.69%
   Investor A Shares       15.49%     8.84%   161.70%    146.66%  185.93%    169.51%
   Investor B Shares       14.69%     9.69%    --         --      164.58%    162.58%
   Investor C Shares       14.64%    13.64%    --         --      142.83%    142.83%

Equity Index Fund
   Primary A Shares        18.26%    18.26%   215.52%    215.52%  205.46%    205.46%
   Primary B Shares        17.63%    17.63%    --         --       96.67%     96.67%
  Investor A Shares        18.00%    18.00%    --         --      132.01%    132.01%

Balanced Assets Funds
   Primary A Shares        -1.20%    -1.20%    89.35%     89.35%  109.26%    109.26%
   Primary B Shares        -2.18%    -2.18%    --         --       38.58%     38.58%
   Investor A Shares       -1.36%    -7.04%    87.33%     76.53%  106.30%     94.44%
   Investor B Shares       -2.13%    -6.65%    81.92%     79.97%   85.52%     84.54%
   Investor C Shares       -2.17%    -3.07%    81.67%     81.67%   97.81%     97.81%

Short-Intermediate
Government Fund             4.97%     4.97%    31.53%     31.53%   61.33%     61.33%
   Primary A Shares
   Primary B Shares         4.61%     4.61%    --         --       17.50%     17.50%
   Investor A Shares        4.76%     1.32%    30.21%     25.94%   59.24%     54.23%
   Investor B Shares        4.14%     1.15%    27.24%     27.24%   28.67%     28.67%
   Investor C Shares        4.05%     3.06%    27.66%     27.66%   38.24%     38.24%

Short-Term Income Fund
   Primary A Shares         6.07%     6.07%    34.05%     34.05%   41.98%     41.98%
   Primary B Shares         0.30%     0.30%    --         --        9.66%      9.66%
   Investor A Shares        5.85%     4.78%    32.74%     31.40%   39.84%     38.45%
   Investor B Shares        5.70%     5.70%    31.72%     31.72%   34.65%     38.65%
   Investor C. Shares       5.64%     4.64%    31.63%     31.63%   38.17%     38.17%

Diversified Income Fund
   Primary A Shares         5.00%     5.00%    43.54%     43.54%   65.24%     65.24%
   Primary B Shares        -0.24%    -0.24%    --         --       14.67%     14.67%
   Investor A Shares        4.74%    -0.27%    41.76%     35.05%   61.67%     53.98%
   Investor B Shares        4.11%    -0.77%    38.04%     36.04%   42.11%     41.13%
   Investor C Shares        4.09%     3.12%    38.57%     38.57%   58.46%     58.46%

                                      166

Strategic Fixed Income
Fund
   Primary A Shares         5.61%     5.61%    38.01%     38.01%   50.83%     50.83%
   Primary B Shares         0.92%     0.92%    --         --       13.67%     13.67%
   Investor A Shares        5.40%     1.94%    36.63%     32.18%   48.45%     43.56%
   Investor B Shares        4.76%     1.79%    33.30%     33.30%   34.59%     34.59%
   Investor C Shares        4.90%     3.91%    34.23%     34.23%   45.05%     45.05%

Municipal Income Fund
   Primary A Shares         5.42%     5.42%    44.82%     44.82%   84.33%     84.33%
   Investor A Shares        5.21%     0.23%    43.38%     36.55%   81.99%     73.32%
   Investor B Shares        4.53%     0.53%    39.30%     38.30%   37.64%     37.64%
   Investor C Shares        4.64%     3.64%    40.02%     40.02%   54.14%     54.14%

Short-Term Municipal
Income Fund
   Primary A Shares         4.71%     4.71%    26.69%     26.69%   26.87%     26.87%
   Investor A Shares        4.50%     3.47%    25.46%     24.20%   25.58%     24.33%
   Investor B Shares        4.34%     4.34%    24.50%     24.50%   24.43%     24.43%
   Investor C Shares        4.29%     3.29%    --         --       24.27%     24.27%

Intermediate Municipal
Bond Fund
   Primary A Shares         5.33%     5.33%    35.31%     35.31%   35.51%     35.51%
   Investor A Shares        5.12%     1.66%    33.97%     29.57%   32.52%     28.20%
   Investor B Shares        4.49%     1.49%    31.39%     31.39%   27.84%     27.84%
   Investor C Shares        4.80%     3.80%    --         --       33.90%     33.90%

Florida Intermediate
Municipal Bond Fund
   Primary A Shares         4.95%     4.95%    34.92%     34.92%   44.21%     44.21%
   Investor A Shares        4.74%     1.35%    33.58%     29.22%   42.63%     37.93%
   Investor B Shares        4.11%     1.11%    30.94%     30.94%   32.11%     32.11%
   Investor C Shares        4.10%     3.10%    30.92%     30.92%   38.70%     38.70%

Georgia Intermediate
Municipal Bond Fund
   Primary A Shares         5.20%     5.20%    34.69%     34.69%   54.62%     54.62%
   Investor A Shares        4.99%     1.55%    33.35%     28.98%   51.56%     46.57%
   Investor B Shares        4.37%     1.37%    30.72%     30.72%   31.60%     31.60%
   Investor C Shares        4.35%     3.35%    30.70%     30.70%   44.06%     44.06%

                                      167

Maryland Intermediate
Municipal Bond Fund
   Primary A Shares         5.18%     5.18%    33.33%     33.33%   72.34%     72.34%
   Investor A Shares        4.97%     1.56%    32.01%     27.76%   70.16%     64.57%
   Investor B Shares        4.34%     1.34%    29.38%     29.38%   29.90%     29.90%
   Investor C Shares        4.32%     3.32%    29.36%     29.36%   40.00%     40.00%

North Carolina
Intermediate Municipal
Bond Fund
   Primary A Shares         5.03%     5.03%    34.56%     34.56%   43.22%     43.22%
   Investor A Shares        4.82%     1.41%    33.23%     28.86%   41.37%     36.73%
   Investor B Shares        4.20%     1.20%    30.61%     30.61%   31.39%     31.39%
   Investor C Shares        4.18%     3.18%    30.59%     30.59%   37.66%     37.66%

South Carolina
Intermediate Municipal
Bond Fund
   Primary A Shares         5.22%     5.22%    34.80%     34.80%   53.98%     53.98%
   Investor A Shares        5.01%     1.62%    33.48%     29.18%   49.91%     44.97%
   Investor B Shares        4.39%     1.39%    30.83%     30.83%   32.15%     32.15%
   Investor C Shares        4.36%     3.36%    30.79%     30.79%   43.29%     43.29%

Tennessee Intermediate
Municipal Bond Fund
   Primary A Shares         5.18%     5.18%    34.28%     34.28%   36.53%     36.53%
   Investor A Shares        4.97%     1.55%    32.95%     28.62%   35.88%     31.41%
   Investor B Shares        4.34%     1.34%    30.32%     30.32%   31.31%     31.31%
   Investor C Shares        4.28%     3.28%    --         --       32.74%     32.74%

Texas Intermediate
Municipal Bond Fund
  Primary A Shares          4.98%     4.98%    33.69%     33.69%   40.24%     40.24%
   Investor A Shares        4.77%     1.39%    32.36%     28.09%   36.09%     31.68%
   Investor B Shares        4.15%     1.16%    29.76%     29.76%   29.44%     29.44%
   Investor C Shares        4.14%     3.14%     -          -       31.44%     31.44%

Virginia Intermediate
Municipal Bond Fund
   Primary A Shares         5.21%     5.21%    33.06%     33.06%   80.33%     80.33%
   Investor A Shares        5.00%     1.56%    31.76%     27.49%   75.50%     69.78%
   Investor B Shares        4.38%     1.38%    29.15%     29.15%   30.05%     30.05%
   Investor C Shares        4.36%     3.36%    29.12%     29.12%   40.47%     40.47%

                                      168

Florida Municipal Bond
Fund
   Primary A Shares         4.90%     4.90%    42.76%     42.76%   32.07%     32.07%
   Investor A Shares        4.69%    -0.30%    41.31%     34.61%   29.97%     23.77%
   Investor B Shares        4.01%     0.01%    37.31%     36.31%   26.51%     26.51%
   Investor C Shares        4.01%     3.01%    --         --       42.94%     42.94%

Georgia Municipal Bond
Fund
   Primary A Shares         5.89%     5.89%    42.80%     42.80%   31.49%     31.49%
   Investor A Shares        5.68%     0.65%    41.13%     34.50%   30.66%     24.43%
   Investor B Shares        5.00%     1.00%    37.34%     36.34%   27.75%     27.75%
   Investor C Shares        4.97%     3.97%    --         --       44.45%     44.45%

Maryland Municipal Bond
Fund
  Primary A Shares          4.93%     4.93%     -          -       39.45%     39.45%
   Investor A Shares        4.72%    -0.29%    39.30%     32.70%   31.52%     25.25%
   Investor B Shares        4.04%     0.04%    35.28%     34.28%   24.93%     24.93%
   Investor C Shares        4.02%     3.02%     -          -       41.71%     41.71%

North Carolina
Municipal Bond Fund
   Primary A Shares         5.40%     5.40%    41.79%     41.79%   30.33%     30.33%
   Investor A Shares        5.20%     0.19%    40.37%     33.65%   31.45%     25.17%
   Investor B Shares        4.53%     0.53%    36.37%     35.37%   27.06%     27.06%
   Investor C Shares        4.50%     3.50%    --         --       43.82%     43.82%

South Carolina
Municipal Bond Fund
   Primary A Shares         5.13%     5.13%    42.12%     42.12%   34.31%     34.31%
   Investor A Shares        4.92%    -0.04%    40.70%     33.96%   35.88%     29.46%
   Investor B Shares        4.25%     0.25%    36.68%     35.68%   30.15%     30.15%
   Investor C Shares        4.23%     3.23%    --         --       42.62%     42.62%

Tennessee Municipal
Bond Fund
   Primary A Shares         5.53%     5.53%    43.77%     43.77%   38.70%     38.70%
   Investor A Shares        5.32%     0.31%    42.34%     35.57%   35.57%     29.17%
   Investor B Shares        4.64%     0.64%    38.29%     37.29%   29.89%     29.89%
   Investor C Shares        4.62%     3.62%    --         --       44.08%     44.08%

                                      169

Texas Municipal Bond
Fund
   Primary A Shares         5.41%     5.41%    43.14%     43.14%   31.10%     31.10%
   Investor A Shares        5.20%     0.21%    41.72%     35.04%   31.79%     25.58%
   Investor B Shares        4.53%     0.53%    37.67%     36.67%   27.56%     27.56%
   Investor C Shares        4.51%     3.51%     -          -       44.22%     44.22%

Virginia Municipal Bond
Fund
   Primary A Shares         5.18%     5.18%    43.20%     43.20%   30.57%     30.57%
   Investor A Shares        4.98%    -0.05%    41.77%     35.03%   32.49%     26.20%
   Investor B Shares        4.30%     0.30%    37.72%     36.72%   26.49%     26.49%
   Investor C Shares        4.21%     3.21%    --         --       44.31%     44.31%


Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

      From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 0 leading banks and thrift institutions in the top five metropolitan statistical areas.

      Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in the Value Fund, Capital Growth Fund, Balanced Assets Fund, Equity Index Fund and Emerging Growth Fund may be compared to the Standard & Poor's 00 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in the Short-Intermediate Government Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

      The Short-Intermediate Government Fund seeks to provide higher current yields than money market funds and short-term treasury obligations. The Short-Intermediate Government Fund also seeks to maintain greater price stability than higher yielding long-term bond funds. Therefore, in its advertisements and sales materials, the Short-Intermediate Government Fund may compare performance of the Short-Intermediate Government Fund to money market indices, such as those compiled by IBC/Donoghue, Inc. and Bank Rate Monitor. In such advertising and sales materials, the Short-Intermediate Government Fund may also compare the price stability of the Short-Intermediate Government Fund, or indices of funds with similar investment objectives, to indices of long term government bond funds such as those compiled by Salomon Brothers and Shearson Lehman Brothers Inc. The Short-Intermediate Government Fund is not meant to be a substitute for a money market fund which seeks to maintain a fixed net asset value of $1.00 per share.

      Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

      Ibbotson Data. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

      The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 199, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $16.7 million. The unweighted average market capitalization was $82.97 million, while the median was $6.0 million.

      Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

      Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

      Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            CTR = (ERV-P) 100
                  -------
                     P

Where:            CTR = Cumulative total return

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

            P = initial payment of $1,000.

      This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                             Cumulative Total Return



                                                                 10 Year      10 Year
                                                                  Period     Period
                                                                  Ended       Ended
                                                                 3/31/99      3/31/99
                                            Year                    or          or
                                           Period    Year Period Inception   Inception
                       FYE        FYE       Ended       Ended     through     through
                     3/31/99    3/31/99    3/31/99     3/31/99    3/31/99     3/31/99
                     Without   Including   Without    Including   Without    Including
                      Sales      Sales      Sales       Sales      Sales       Sales
                     Charges    Charges    Charges     Charges    Charges     Charges
Equity Income Fund
   Primary A Shares    -9.40%    -9.40%      99.87%     99.87%     173.45%    173.45%
   Primary B Shares   -11.24%   -11.24%      --         --          34.56%     34.56%
   Investor A          -9.87%   -15.07%      96.89%     85.54%     165.91%    150.68%
Shares
   Investor B         -10.49%   -14.57%      91.28%     89.28%      95.79%     94.85%
Shares
   Investor C         -10.28%   -11.10%      91.75%     91.75%     124.23%    124.23%
Shares

International
Equity Fund
   Primary A Shares     3.68%     3.68%      44.25%     44.25%      73.43%     73.43%
   Primary B Shares     3.71%     3.71%      --         --          18.57%     18.57%
   Investor A           3.59%    -2.34%      42.70%     34.54%      63.50%     54.15%
Shares
   Investor B           2.65%    -2.07%      37.68%     35.68%      53.85%     52.85%
Shares
   Investor C           2.63%     1.69%      37.94%     37.94%      60.20%     60.20%
Shares

Government
Securities Fund
   Primary A Shares     5.41%     5.41%      34.08%     34.08%      64.96%     64.96%
   Primary B Shares     2.09%     2.09%      --         --          15.55%     15.55%
   Investor A           5.16%     0.20%      32.43%     26.11%      61.88%     54.18%
Shares
   Investor B           4.53%     0.55%      29.39%     28.40%      28.91%     28.91%
Shares
   Investor C           4.52%     3.52%      29.46%     29.46%      36.48%     36.48%
Shares


International
Growth Fund
 Primary A Shares       6.16%     6.16%      53.77%     53.77%      79.47%     79.47%
 Primary B Shares       6.55%     6.55%      --         --          18.66%     18.66%
 Investor A Shares      5.89%    -0.18%      51.92%     43.17%   2,970.17%  2,795.01%
 Investor  B Shares     5.11%     1.18%      --         --          19.96%     17.40%
 Investor C Shares      5.56%     4.76%      --         --          13.17%     13.17%

* Primary A Shares of the Company do not carry a sales charge.

      The Primary Shares and Investor Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Government Securities Fund) or a three-month (in the case of the Equity Income Fund and International Equity Fund) period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 0 leading banks and thrift institutions in the top five metropolitan statistical areas. Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

      In addition, the performance and yield of a class of shares in Nations Equity Income Fund and Nations International Equity Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. The performance and yield of a class of shares in the Nations International Equity Fund may be compared to the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks. Any given performance comparison should not be considered representative of a Fund's performance for any future period.

                                  MISCELLANEOUS

Certain Record Holders

      The name, address and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially five percent or more of any of the Funds as of July 20, 1999 is:

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------

Prime Fund      Bank of America NA     Primary A         97.86%
                Attn Tony Farrer      2,548,300,292.27;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911
                Bank of America NA     Primary B         100%
                Attn Tony Farrer (B   13,136,085.23;
                Shares)                 record
                1401 Elm Street 11th
                Floor
                Dallas, TX
                75202-2911
                National Financial    Investor A         73.43%
                For  the Exclusive    545,820,012.38;
                Benefit of our          record
                Customers
                200 Liberty Street
                1 World Financial
                Center
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------

                BNY Cust IRA FBO      Investor A         10.55%
                James L Bowen Jr      20,981.45;
                195 Springhill Dr       record
                Tifton, GA  31794

                J David Dalton TTEE   Investor A         9.36%
                Lowcountry            18,624.05;
                Orthopaedics            record
                Associates P/S/P
                Dated 08-05-87
                9313 Medical Plaza
                Drive Suite 302
                Charleston, SC  29406

                BNY Cust Rollover     Investor A         8.78%
                IRA FBO               17,469.28;
                James L Payne           record
                Box 434
                Hemphill, TX  75948

                Anne Valcourt Gdn     Investor A         7.61%
                FBO Danyel            15,148.89;
                Chaniequa Solange       record
                Valcourt
                c/o H R Chaplin
                9930 W Broadview Dr
                Bay Harbor Island,
                FL  33154

                Jean E Kellogg and    Investor A         5.21%
                Thomas G Kellogg      10,373.79;
                JTTEN                 beneficial
                52109 Tara Dr
                South Bend, IN  46628

                National Financial       Daily           99.07%
                for the Exclusive       Shares
                Benefit of our        1,650,881,769.69;
                Customers               record
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

                Sunstone Financial      Marsico          100%
                Group Inc as Agt         Class
                for Marisco Funds     28,146,272.74;
                Inc.                    record
                207 E Buffalo Ste 400
                Milwaukee, WI  53202

Treasury Fund   Bank of America NA     Primary A         98.84%
                Attn Tony Farrer      644,048,073.72;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                Bank of America NA     Primary B         100%
                Attn Tony Farrer (B   13,779,548.960;
                Shares)                 record
                1401 Elm Street 11th
                Floor
                Dallas, TX
                75202-2911

                Hare & Co, Bank of    Investor A         93.27%
                New York              977,932,242.08;
                Attn STIF/Master Note   record
                One Wall Street 2nd
                FL
                New York, NY  10286

                Hare & Co, Bank of    Investor B         42.04%
                New York              93,249,284.110;
                Attn Stif/Master Note   record
                One Wall Street 2nd
                Fl
                New York, NY  10286

                Cleburne Texas Isd    Investor B         5.53%
                General Fund          12,258,876.60;
                103 South Walnut      beneficial
                Cleburne, TX  76031

                NFSC FEBO #           Investor C         35.10%
                W13-635901            71,890.910;
                NFSC/FMTC IRA           record
                FBO John P Nicoson
                13147 Ashvale Dr
                Fairfax, VA  22033

                NFSC FEBO #           Investor C         24.73%
                W52-725021            50,641.010;
                NFSC/FMTC IRA           record
                FBO Retha C Whitehead
                5226 Garfield Av
                Kansas City, MO
                64130

                NFSC FEBO #           Investor C         8.58%
                W32-608246            17,563.630;
                NFSC/FMTC IRA           record
                FBO Donald E Paul
                3407 Shadowod Dr
                Valrico, FL  33594

                NFSC FEBO W68-959634  Investor C         6.60%
                NFSC FMTC IRA         13,523.950;
                FBO Thomas J Schultz    record
                1110 Sycamore Street
                Lake Placid, FL
                33852-8333

                NFSC FEBO #            Investor          5.86%
                W13-643629                C;
                NFSC/FMTC IRA         11,997.800;
                FBO Maureen D           record
                Matricardi
                8004 Carrleigh Pkwy
                Springfield, VA
                22152

                NFSC FEBO #           Investor C         5.86%
                W13-643637            11,997.800;
                NFSC/FMTC IRA           record
                FBO Edmund A
                Matricardi Jr
                8004 Carrleigh Pkwy
                Springfield, VA
                22152

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------

                NFSC FEBO #           Investor C         5.10%
                W14-607207            10,436.800;
                NFSC/FMTC IRA           record
                Rollover
                FBO James A Cox
                2015 Ashton Pointe Dr
                Dacula, GA  30019

                National Financial       Daily           64.15%
                for the Exclusive       Shares
                Benefit of our        112,127,199.000;
                Customers               record
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

                Nationsbank SWP          Daily           35.19%
                Disbursement Inc        Shares
                Nationsbank           61,500,000.000;
                Sweep/Autoborrow        record
                First Citizens Bldg
                128 S Tryon St
                NC1-006-08-03
                Charlotte, NC  28255

Equity Income   Bank of America NA     Primary A        99.27%
Fund            Attn Tony Farrer      45,515,158.582;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole       1.240;
                111 Center Street       record
                Little Rock, AR
                72201

Government      Bank of America NA     Primary A         97.95%
Securities Fund Attn Tony Farrer      12,196,720.398;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole       1.061;
                111 Center Street       record
                Little Rock, AR
                72201

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                BA Investment         Investor C         31.15%
                Services, Inc.        10,460.251;
                FBO 435728581           record
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA
                94107

                Corelink Financial    Investor C         18.83%
                Inc                   6,321.228;
                PO Box 4054             record
                Concord, CA
                94524-4054

                BNY Cust IRA FBO      Investor C         9.49%
                Mary Jane Russo       3,187.553;
                8 Maybrook Ct           record
                Glen Arm, MD  21057

                Banc of America       Investor C         9.36%
                Investment Services   3,141.361;
                FBO 436566931           record
                3rd Floor #12640
                San Francisco, CA
                94107

International   Bank of America NA     Primary A         90.81%
Equity Fund     Attn Tony Farrer      48,132,227.524;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                Stephens Inc          Primary B;         100%
                Attn:  Cindy Cole       0.894;
                111 Center Street       record
                Little Rock, AR
                72201

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Bank of America NT &  Investor A         24.89%
                SA                    412,936.745;
                The Private Bank        record
                Attn Common Trust
                Funds Unit 38329
                PO Box 3577
                Los Angeles, CA
                90051-1577

                H Grayson Mitchell    Investor C         10.78%
                Jr and                6,994.999;
                John Rawls TTEE FBO     record
                Grayson Mitchell Inc
                401K Plan
                P O Box 128
                Emporia, VA  23847

                C A Porterfield &     Investor C         10.27%
                Rosalee Moxley &      6,660.171;
                Frank Minton TTEES      record
                Starmount Company
                Capital Accumulation
                Plan
                PO Box 10349
                Greensboro, NC
                27404-0349

                C A Porterfield &     Investor C         10.17%
                Rosalee Moxley &      6,600.192;
                Frank Minton TTEES      record
                Starmount Company
                Employees
                Tax Deferred Savings
                Plan
                PO Box 10349
                Greensboro, NC
                27404-0349

                E Larry Fonts TTEE    Investor C         9.02%
                FBO                   5,851.765;
                Central Dallas          record
                Association
                Profit Sharing Plan
                1201 Elm Street
                Suite 5310
                Dallas, TX  75270

                Tatsushi T Kubo, Max
                 W Dahlgren, &              Investor C   8.56%
                John Dahlgren TTEES FBO     5,553.362;
                EPIC Products International  record
                Corporation 401(K) Plan
                PO Box 5808
                Arlington, TX 76005-5808

                Corel Ink Financial   Investor C         6.20%
                Inc                   4,019.169;
                PO Box 4054             record
                Concord, CA
                94524-4054

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor C         6.19%
                W17-662682            4,016.225;
                NFSC/FMTC IRA           record
                Rollover
                FBO Linda G Walker
                7 Sally St
                Spartanburg, SC
                29301

                Donald R Atkins and   Investor C         5.37%
                David R Morgan TTEES  3,480.722;
                Lyndon Steel 401K       record
                Profit Sharing Pl
                1947 Union Cross Road
                Winston-Salem, NC
                27107

International   Bank of America NA     Primary A         96.77%
Growth Fund     Attn Tony Farrer      9,284,952.814;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole       1.355;
                111 Center Street       record
                Little Rock, AR
                72201

                Kleinwort Benson      Investor A         7.70%
                Invest Mgt Ltd        112,522.717;
                Client Account          record
                Att Andy Poile
                PO Box 191 20
                Fenchurch St
                London, England EC3P
                3DB

                NFSC FEBO #           Investor C         17.31%
                W52-006904            4,750.323;
                NFSC/FMTC IRA           record
                Rollover
                FBO Richard E
                Snowbarger
                PO Box 3884
                Telluride, CO  81435

                Jean F Baechlin       Investor C         6.03%
                3775 Modoc Rd #226    1,655.966;
                Santa Barbara, CA     record and
                93105                 beneficial

                Philworld Inc         Investor C         5.40%
                Dba Waldo Pizza       1,480.952;
                Attn Phil Bourne      record and
                7433 Broadway St      beneficial
                Kansas City, MO
                64114-1529

                Dean Witter Reynolds  Investor C         5.11%
                Cust                  1,403.215;
                IRA Rollover FBO        record
                Evelyn L Baker
                847 Aztec Dr
                Independence, MO
                64056

International   Bank of America NA     Primary A         74.87%
Value Fund      Attn Tony Farrer      9,859,632.501;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                PH Investments LLC     Primary A         9.31%
                The Pilot House       1,225,490.196;
                Lewis Wharf             record
                Boston, MA  02110         and
                                   beneficial

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Charles Schwab & Co    Primary A         7.05%
                Inc                   928,327.273;
                Special Custody         record
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA
                94104

                Stephens Inc           Primary B         100%
                Attn Cindy Cole         1.068;
                111 Center Street       record
                Little Rock, AR
                72201

                FTC & Co              Investor A         31.08%
                Attn:  Dat Alynx #010 344,627.383;
                P O Box 173736          record
                Denver, CO
                80217-3736

                Charles Schwab & Co   Investor A         24.69%
                Inc                   273,775.432;
                Special Custody         record
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA
                94104

                State Street Bank &   Investor C         62.58%
                Trust Co TTEE         56,845.152;
                FBO Coastgear &         record
                Company
                Attn:  Kevin Smith
                105 Rosemont Ave
                Westwood, MA  02090

                Merrill Lynch,        Investor C         16.28%
                Pierce, Fenner &      14,791.191;
                Smith Inc for the       record
                Sole Benefit of its
                Customers
                Attention Service
                Team
                4800 Deer Lake Drive
                East 3rd Floor
                Jacksonville, Fl
                32246

Small Company   Bank of America NA     Primary A         91.3451%
Growth Fund     Attn Tony Farrer      25,738,255.153
                1401 Elm Street 11th
                Floor
                Dallas, TX
                75202-2911

                Stephens Inc           Primary B         100.0000%
                Attn:  Cindy Cole        1.138
                111 Center Street
                Little Rock, AR
                72201

                Roy R Martine &       Investor A         19.4547%
                Kathleen H Martine    10,893.595
                JTWROS
                4009 Tottenham Court
                Richmond, VA
                23233-1771

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Sarah A Barlow TTEE   Investor A         6.4973%
                Sarah A Barlow Trust  3,638.117
                U/A Dtd 07/19/1990
                8400 Vamo Rd Apt 664
                Sarasota, FL  34231

                Selma Lifsher Trustee Investor A         5.3458%
                Selma Lifsher Trust    2,993.372
                Dated 3-2-89
                19355 Turnberry Way
                Apt PHA
                Aventura, FL  33180

                J David Dalton TTEE    2,969.664         5.3035%
                Lowcountry
                Orthopedics
                Associates P/S/P
                Dated 08-05-87
                9313 Medical Plaza
                Drive Suite 302
                Charleston, SC  29406

                Corelink Financial    Investor C         9.2933%
                Inc                   16,528.212
                PO Box 4054
                Concord, CA
                94524-4054

                NFSC FEBO #           Investor C         7.4139%
                W50-724580            13,185.670
                Members of
                Springdale Policemens
                Pension & Relief Fund
                c/o Ollen Stepp
                201 Spring St
                Springdale, AR  72764

                NFSC FEBO #W53-641308 Investor C         5.2254%
                Dale H Wiewel          9,293.410
                200 Liberty Street
                1 World Financial
                Cntr
                New York, NY  10281

U. S.           Bank of America NA     Primary A         100%
Government      Attn Tony Farrer      10,045,256.255;
Bond Fund       1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole       1.116;
                111 Center Street       record
                Little Rock, AR
                72201

                ISTCO                 Investor A         16.39%
                a Partnership         49,418.791;
                PO Box 523              record
                Belleville, IL  62222

                Virginia United       Investor A         7.13%
                Methodist Homes Inc   21,485.958;
                7113 Three Chopt Rd   record and
                Ste 300               beneficial
                Richmond, VA  23226

                Gable & Gotwals Inc   Investor A         6.98%
                Profit Sharing        21,032.371;
                Plan Segregated FBO     record
                Adwan
                Bank of Oklahoma NA
                TTEE
                PO Box 2180
                Tulsa, OK  74101

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                BA Investment         Investor A         6.78%
                Services, Inc.        20,437.445;
                FBO 583543251           record
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA
                94107

                BA Investment         Investor A         5.11%
                Services, Inc.        15,392.570;
                FBO 721753261           record
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA
                94107

                Commerce Bank N A     Investor C         16.79%
                FBO Humphrey          23,973.943;
                Farrington M/P          record
                Attn Mutual Fund
                Operations
                P O Box 13366 TBTS-2
                Kansas City, MO
                64199-3366

                NFSC FEBO #           Investor C         13.22%
                W53-678562            18,875.364;
                Ruth Lee Paar           record
                P O Box 102
                Warsaw, IL  62379

                Carla J Worley        Investor C         12.86%
                CNSV William Cody     18,363.028;
                Worley                  record
                HC 62 Box 116
                Salem, MO  65560-8705

                NFSC FEBO #           Investor C         8.01%
                W52-004448            11,439.957;
                Rodger N Lindgren       record
                TTEE Roger N Lindgren
                Revocable Tru U/A 10/8/98 1203 Geneva

                Kearney, MO 64060

                NFSC FEBO #           Investor C         7.96%
                W53-710237            11,370.151;
                NFSC/FMTC IRA           record
                FBO Mildred Deluca
                5512 Columbia Av
                Saint Louis, MO
                63139

                NFSC FEBO #           Investor C         7.21%
                W65-054593            10,287.742;
                Art Nachbar             record
                Gloria Nachbar
                PO Box 6789
                Winter Springs, FL
                32719

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
Government      Bank of America NA     Primary A         95.89%
Money Market    Attn Tony Farrer      237,776,143.300;
Fund            1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                Bank of America NA     Primary B         100%
                Attn Tony Farrer      1,183,256.940;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                National Financial    Investor A         62.54%
                For the Exclusive     7,534,113,260;
                Benefit of our          record
                Customers
                200 Liberty Street
                1 World Financial
                Center
                Attn Mutual Funds
                5th Floor
                New York, NY  10281

                Bear Stearns          Investor A         17.13%
                Securities Corp.      2,063,872.600;
                FBO 101-47604-23        record
                1 Metrotech Center
                North
                Brooklyn, NY
                11201-3859

                Bear Stearns          Investor A         8.82%
                Securities Corp.      1,062,588.640;
                FBO 101-47604-23        record
                1 Metrotech Center
                North
                Brooklyn, NY
                11201-3859

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Fasken Ltd            Investor B         20.56%
                303 W Wall Ave Ste    18,716,644.720;
                1900                    record
                Midland, TX  79701

                Fasken Oil and Ranch  Investor B         12.40%
                Ltd                   11,286,225.200;
                303 W Wall Ave Ste      record
                1900
                Midland, TX  79701

                Norbert Dickman &     Investor B         9.87%
                Robert Dickson        8,983,167.280;
                Trustees                record
                Barbara Fasken 1995
                Trust
                303 West Wall Ave
                Ste 1900
                Midland, TX  79701

                Robert N Herman and   Investor B         7.75%
                Ann L Herman JTWROS   7,059,295.960;
                9601 Eagle Ridge        record
                Drive
                Bethesda, MD  20817

                Columbia County       Investor B         6.82%
                Capital               6,213,425.910;
                Project Fund            record
                Attn Judy Lewis
                PO Box 1529
                Lake City, FL  32056

                American Woodmark     Investor B         5.62%
                Corp                  5,113,355.610;
                Attn Laurie Logue       record
                3102 Shawnee Drive
                Winchester, VA  22601

                Columbia County       Investor B         5.02%
                General Fund          4,572,186.000;
                Attn Judy Lewis       record and
                PO Box 1529           beneficial
                Lake City, FL
                32056-0000

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor C         93.95%
                W69-008842            422,056.870;
                NFSC/FMTC IRA           record
                Rollover
                FBO Thomas S. Spadaro
                6409 Spyglass Lane
                Bradenton, FL  34202

                National Financial      Daily;           97.25%
                for the Exclusive     19,011,524.930;
                Benefit of our          record
                Customers
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

Tax Exempt Fund Bank of America NA     Primary A         99.27%
                Attn Tony Farrer      1,984,615,440.120;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX
                75202-2911

                Bank of America NA     Primary B         99.21%
                Attn Tony Farrer (B   10,574,347.220;
                Shares)                 record
                1401 Elm Street 11th
                Floor
                Dallas, TX
                75202-2911

                National Financial    Investor A         86.49%
                For the Exclusive     40,698,328.120;
                Benefit of our          record
                Customers
                200 Liberty Street
                1 World Financial
                Center
                Attn Mutual Funds
                5th Floor
                New York, NY  10281

                Hare & Co, Bank of    Investor B         6.50%
                New York              12,296,102.270;
                Attn Stif/Master Note   record
                One Wall Street 2nd
                Fl
                New York, NY  10286

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Michele D Snyder      Investor B         6.21%
                c/o Susan Johnston    11,751,320.600;
                US Trust Company of     record
                New York
                114 West 47th St
                New York, NY
                10036-1532

                NFSC FEBO #           Investor C         93.02%
                W16-625205            202,539.930;
                Calvin H Price          record
                Dorothy W Price
                2900 Old Well Lane
                Gastonia, NC  28054

                NFSC FEBO #           Investor C         6.98%
                W67-609994            15,209.000;
                Ricardo Serra           record
                Rua Prof Vital
                Palmae Silva 78
                Sao Paulo/Sp Brazil
                25
                Brazil

                National Financial      Daily;           99.68%
                for the Exclusive     166,429,817.880;
                Benefit of our          record
                Customers
                200 Liberty St
                1 World Financial Ctr
                Attn Mutual Funds
                5th Flr
                New York, NY  10281

Nations Value   Bank of America NA     Primary A         90.07%
Fund            Attn Tony Farrer      92,063,115.941;
                1401 Elm Street 11th
                record Floor Dallas,
                TX 75202-2911

                Bank of America TTEE   Primary A         5.59%
                NB 401K Plan          5,714,344.834;
                U/A DTD 01/01/1983
                record P O Box 2518
                Houston, TX 77252-2518

                Stephens Inc            Primary B           100%
                Attn: Cindy Cole         0.958; 111
                Center Street
                record Little Rock,
                AR 72201

                Roy R Martine &         Investor A         23.63%
                Kathleen H Martine      7,312.692;
                Jtwros record 4009
                Tottenham Court
                Richmond, VA 23233-1771

                Sarah A Barlow TTEE      Investor A         7.89%
                Sarah A Barlow Trust     2,442.178; record
                U/A DTD 07/19/1990
                8400 Vamo Rd Apt 664

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Sarasota, FL 34231

                BNY Cust IRA FBO        Investor A       7.26%
                James L Bowen Jr    2,247.191;record
                195 Springhill Dr
                Tifton, GA 31794

                Selma Lifsher Trustee   Investor A       6.49%
                Selma Lifsher Trust     2,009.376;
                Dated 3-2-89            record and
                19355 Turnberry Way     beneficial
                Apt PHA
                Aventura, FL 33180

                BNY Cust Rollover       Investor A       6.05%
                IRA FBO                 1,870.965;
                James L Payne            record
                Box 434
                Hemphill, TX 75948

                Anne Valcourt GDN       Investor A       5.24%
                FBO Danyel              1,622.451;
                Chaniequa Solange         record
                Valcourt c/o H R Chaplin
                9930 W Broadview Dr
                Bay Harbor Island, FL 33154

Capital Growth  Bank of America NA       Primary A       98.01%
Fund            Attn Tony Farrer      58,161,517.450;
                1401 Elm Street          record
                11th Floor
                Dallas, TX 75202-2911

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole       1.657;
                111 Center Street       record
                Little Rock, AR  72201

                NFSC FEBO #W18-006289  Investor A        5.32%
                200 Liberty Street    218,745.572;
                1 World Financial       record
                Cntr
                New York, NY  10281

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Robert Roberson TTEE  Investor C         5.54%
                FBO                   19,626.556;
                Quality Brands Inc      record
                Employees 401K Plan
                680 Main St
                Lake Helen, FL  32744

                E Larry Fonts TTEE    Investor C         5.41%
                FBO                   19,166.961;
                Central Dallas          record
                Association
                Profit Sharing Plan
                1201 Elm Street
                Suite 5310
                Dallas, TX  75270

                NFSC FEBO #           Investor C         5.41%
                W16-719625            19,143.747;
                NFSC/FMTC IRA           record
                FBO James A Hullender
                211 Bluebird Rd
                Lake Lure, NC  28746

Emerging        Bank of America NA     Primary A         98.11%
Growth Fund     Attn Tony Farrer      12,437,664.868;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX  75202-2911

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole       1.030;
                111 Center Street       record
                Little Rock, AR 72201

                Sheryle Isaacs TTEE   Investor A         5.29%
                Good Buy Sportswear   46,693.181;
                401K Saving Plan        record
                2400 31st St S
                St Petersburg, FL 33712

                Mountain Star         Investor A         5.25%
                Partners Limited      46,398.979;
                Partnership           beneficial
                c/o Telluride
                Management Corp
                PO Box 5430
                Incline Village, NY
                89450-5430

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                C A Porterfield &     Investor C         12.35%
                Rosalee Moxley        13,878.412;
                & Frank Minton TTEES    record
                FBO
                Starmount Company
                Employees
                Tax Deferred Savings
                Plan
                PO Box 10349
                Greensboro, NC  27404-0349

                Tatsushi T Kubo, Max  Investor C         11.37%
                W Dahlgren, & John    12,770.436;
                Dahlgren TTEES FBO      record
                Epic Products
                International
                Corporation 401(K)
                Plan
                PO Box 5808
                Arlington, TX  76005-5808

                NFSC FBO # W17-613169   Investor C       7.92%
                The Robbins Brick &     8,899.937;
                Block Inc Em             record
                Phillip C Robbins
                TTEE
                Dtd 11011984
                3862 US Hwy 221 S
                Forest City, NC 28043

                Summerville           Investor C         6.79%
                Pediatrics PA         7,631.017;
                Profit Sharing Plan   beneficial
                312 Midland Parkway
                Summerville, SC 29485-8114

                H Grayson Mitchell    Investor C         6.68%
                Jr and                7,501.869;
                John Rawls TTEE FBO     record
                Grayson Mitchell Inc
                401K Plan
                P O Box 128
                Emporia, VA  23847

                C A Porterfield &     Investor C         6.22%
                Rosalee Moxley &      6,993.590;
                Frank Minton TTEES      record
                Starmount Company
                Capital Accumulation
                Plan
                PO Box 10349
                Greensboro, NC  27404-0349

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Greg Zakarian and     Investor C         5.29%
                V M Esposito TTEES    5,943.762;
                FBO                     record
                Antex Biologics Inc
                Employee 401(K) Plan
                300 Professional
                Drive
                Gaithersburg, MD  20879

                Anthony M Sfreddo     Investor C         5.25%
                TTEE                  5,901.350;
                Triple S Termite &      record
                Pest
                Control 401(K) Plan
                7416 Ceatreville Rd
                Manassas, VA  20111

Equity Index    Bank of America NA     Primary A         77.11%
Fund            Attn Tony Farrer      29,911,542.123;
                1401 Elm Street 11th    record
                Floor
                Dallas, TX  75202-2911

                Bank of America TTEE   Primary A         21.79%
                NB 401K Plan          8,450,442.185;
                U/A DTD 01/01/1983      record
                P O Box 2518
                Houston, TX  77252-2518

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole       0.818;
                111 Center Street       record
                Little Rock, AR 72201

                NFSC FEBO #           Investor A         22.72%
                W67-635626            150,730.914;
                The Carnival Corp       record
                Ret Plan TTEE
                First Union
                Attn:  Lowell Zemnick
                3655 NW 87 Av
                Miami, FL  33178

                BA Investment         Investor A         6.31%
                Services, Inc.        41,852.279;
                FBO 883003631           record
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA  94107

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
Managed Index   Bank of America NA     Primary A         91.96%
Fund            Attn Tony Farrer      31,791,559.881
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

                Pamela S Keene and     Primary B         99.55%
                William Steven Keene    231.264
                Jtwros
                2016 Englewood Dr
                Apex, NC  27502

                Charles Schwab & Co   Investor A         6.94%
                Inc                   179,636.281
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA   94104

                Muir & Co             Investor A         5.95%
                c/o Frost National    154,169.851
                Bank
                PO Box 2479
                San Antonio, TX  78298-2479

Managed         Bank of America NA     Primary A         87.10%
SmallCap Index  Attn Tony Farrer      14,283,455.381
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

                Bank of America NA     Primary A         6.87%
                TTEE                  1,127,155.875
                NB 401K Plan
                U/A DTD 01/01/1983
                P O Box 2518
                Houston, TX  77252-2518

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole        1.039
                111 Center Street
                Little Rock, AR    72201

                Charles Schwab & Co   Investor A         48.02%
                Inc                   390,069.921
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA   94104

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Dade Community        Investor A         5.28%
                Foundation Inc        42,899.498
                200 South Biscayne
                Blvd Ste 2780
                Miami, FL  33131-2343

                Charles Schwab & Co   Investor A         63.83%
                Inc                   129,531.558
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA 94104

                National Investor     Investor A         6.65%
                Services Corp         13,489.990
                for the Exclusive
                Benefit of our
                Customers
                55 Water Street 32nd
                Fl
                New York, NY 10041-3299

Managed Value   Charles Schwab & Co    Primary A         51.66%
Index Fund      Inc                   220,234.397
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA   94104

                Bank of America NA     Primary A         33.93%
                Attn Tony Farrer      144,629.516
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

                Donaldson Lufkin       Primary A         5.39%
                Jenrette              22,964.070
                Securities
                Corporation Inc.
                P.O. Box 2052
                Jersey City, NJ 07303-9998

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole        1.066
                111 Center Street
                Little Rock, AR  72201

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Charles Schwab & Co   Investor A         48.66%
                Inc                   101,506.651
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104

                Donaldson Lufkin      Investor A         6.55%
                Jenrette              13,656.752
                Securities
                Corporation Inc.
                P. O. Box 2052
                Jersey City, NJ 07303-9998

                NFSC FEBO #           Investor A         5.14%
                W55-629405            10,724.760
                Connie L Shelton
                4242 N Capistrano
                #217
                Dallas, TX  75287

Managed         Charles Schwab & Co    Primary A         57.86%
SmallCap Value  Inc                   197,656.922
Index Fund      Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104

                Bank of America NA     Primary A         16.47%
                Attn Tony Farrer      56,268.690
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

                Michael Larkin Tr      Primary A         5.79%
                UA 01-06-98           19,782.552
                Courtland P Larkin &
                Patricia
                F Larkin Irrev
                Family Trust
                8665 Bay Colony Dr
                Apt 702
                Naples, FL  34108

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole        1.017
                111 Center Street
                Little Rock, AR  72201

Nations         Bank of America NA     Primary A         46.25%
Marsico Growth  Attn Tony Farrer      1,687,498.262
& Income Fund   1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Charles Schwab & Co    Primary A         23.61%
                Inc                   861,424.997
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104

                FTC & Co               Primary A         17.51%
                Data Lynx House Acct  639,029.562
                04/13/98
                P O Box 173736
                Denver, CO   80217-3736

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole        1.002
                111 Center Street
                Little Rock, AR  72201

                Merrill Lynch,        Investor A         52.37%
                Pierce, Fenner &      2,035,133.674
                Smith Inc for the
                Sole Benefit of its
                Customers
                Attention Service
                Team
                4800 Deer Lake Drive
                East 3rd Floor
                Jacksonville, FL  32246

                Charles Schwab & Co   Investor A         9.88%
                Inc                   383,826.942
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104

                Merrill Lynch,        Investor C         35.03%
                Pierce, Fenner &      193,955.889
                Smith Inc for the
                Sole Benefit of its
                Customers
                Attention Service
                Team
                4800 Deer Lake Drive
                East 3rd Floor
                Jacksonville, FL 32246

Nations         Bank of America NA     Primary A         57.52%
Marsico         Attn Tony Farrer      4,982,086.184
Focused         1401 Elm Street 11th
Equities Fund   Floor
                Dallas, TX  75202-2911

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Charles Schwab & Co    Primary A         34.78%
                Inc                   3,012,311.771
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA  94104

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole        1.012
                111 Center Street
                Little Rock, AR  72201

                Charles Schwab & Co   Investor A         17.66%
                Inc                   3,250,906.913
                Special Custody
                Account
                for Benefit of
                Customers
                Attn Mutual Funds
                101 Montgomery Street
                San Francisco, CA     94104

                Merrill Lynch,        Investor A         12.68%
                Pierce, Fenner &      2,334,255.954
                Smith Inc for the
                Sole Benefit of its
                Customers
                Attention Service
                Team
                4800 Deer Lake Drive
                East 3rd Floor
                Jacksonville, FL   32246

                Merrill Lynch,        Investor B          5.35%
                Pierce, Fenner &      1,411,308.495
                Smith Inc for the
                Sole Benefit of its
                Customers
                Attention Service
                Team
                4800 Deer Lake Drive
                East 3rd Floor
                Jacksonville, FL 32246

                Merrill Lynch,        Investor C         49.51%
                Pierce, Fenner &      1,294,556.944
                Smith Inc for the
                Sole Benefit of its
                Customers
                Attention Service
                Team
                4800 Deer Lake Drive
                East 3rd Floor
                Jacksonville, FL    32246

Disciplined     Bank of America NA     Primary A         85.17%
Equity Fund     Attn Tony Farrer      15,477,791.647
                1401 Elm Street 11th
                Floor
                Dallas, TX   75202-2911

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Bank of America TTEE   Primary A         13.50%
                NB 401K Plan          2,453,651.259
                U/A DTD 01/01/1983
                P O Box 2518
                Houston, TX  77252-2518

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole        0.889
                111 Center Street
                Little Rock, AR  72201

                Wendel & Co             Investor A       5.61%
                c/o Bny Mtl Rd Reorg    160,069.991
                Dpt
                PO Box 1066 Wall
                Street Station
                New York, NY  10286

                NFSC FEBO #           Investor C         11.72%
                W32-632465             9,911.299
                Tom Standifer P/Adm
                Lakeland Batteries
                Inx P/S/P
                Tr Dtd 07011984
                1840 S Combee Rd
                Lakeland, FL  33801

                Summerville           Investor C         10.26%
                Pediatrics Pa          8,672.579
                Profit Sharing Plan
                312 Midland Parkway
                Summerville, SC  29485-8114

                James B Ford and      Investor C          5.94%
                Joanne W Ford Jtten    5,021.041
                25 Century Blvd
                Suite 605
                Nashville, TN  37214

                NFSC FEBO #           Investor C          5.29%
                W19-659355             4,469.464
                Falcon Food Svc Co
                Inc
                12753 Pineacre Lane
                West Palm Bch, FL    33414

Strategic       Bank of America NA     Primary A         99.74%
Equity Fund     Attn Tony Farrer (B   24,377,409.091
                Shares)
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

Balanced        Bank of America NA     Primary A         87.87%
Assets Fund     Attn Tony Farrer      3,575,841.552
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                The Bank of New York   Primary A          6.73%
                TTEE                  273,744.559
                Hitachi
                Semiconductors
                Pension Plan
                Attn:  Stella Brown
                One Wall Street 12th
                Floor
                New York, NY  10286

                Stephens Inc           Primary B          100%
                Attn:  Cindy Cole        1.359
                111 Center Street
                Little Rock, AR  72201

                C A Porterfield &     Investor C         22.01%
                Rosalee Moxley        33,326.831
                & Frank Minton TTEES
                FBO
                Starmount Company
                Employees
                Tax Deferred Savings
                Plan
                PO Bxo 10349
                Greensboro, NC 27404-0349

                C A Porterfield &       Investor C       21.83%
                Rosalee Moxley          33,060.949
                & Frank Minton TTEES
                FBO
                Starmount Company
                Capital Accumulation
                Plan
                PO Box 10349
                Greensboro, NC 27404-0349

                Stuart K Colonna TTEE    Investor C      13.38%
                Bayshore Concrete        20,256.327
                Products Corp
                Retirement Savings
                Plan
                1 Bayshore Rd P O
                Box 230
                Cape Charles, VA  23310

Short-
Intermedia      Bank of America NA     Primary A         97.63%
Government      Attn Tony Farrer      131,495,874.557
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX     75202-2911

                Reliance Trust Co      Primary B         99.99%
                PO Box 48449          67,539.096
                Atlanta, GA  30362

                Bank of America NT &  Investor A         23.55%
                SA                    3,443,576.868
                The Private Bank
                Attn Common Trust
                Funds Unit 38329
                PO Box 3577
                Los Angeles CA 90051-1577

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #W14-610208    Investor A      6.17%
                Burgess Pigment Co       902,351.843
                PO Box 349 Deck Blvd
                Sandersville, GA 31082

                NFSC FEBO #           Investor B          7.96%
                W17-718840            197,886.631
                Rental of Florence
                P/Adm
                Rntl of Florence Pft
                Shring
                PO Box 12410
                Florence, SC  29504

                NFSC FEBO #           Investor C         25.51%
                W26-653705            62,661.158
                True Way
                Evangelisticmission
                Attn:  Wilmure Burden
                PO Box 61365
                Virginia Bch, VA  23466

                BA Investment         Investor C         19.15%
                Services, Inc.        47,045.023
                FBO 435649131
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA  94107

                Dorothy L Edwards       Investor C       6.72%
                3400 Kim Court SW A25   16,498.306
                Roanoke, VA  24018

Short-Term      Bank of America NA     Primary A         94.77%
Income Fund     Attn Tony Farrer      38,964,844.054
                1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                Stephens Inc           Primary B         100%
                Attn:  Cindy Cole        1.032
                111 Center Street
                Little Rock, AR  72201

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #W38-013528 Investor A         7.12%
                Kenneth D Pezzulla    103,021.916
                TTEE
                PATS Inc Empl Stock
                Ownership
                U/A 7/1/94
                401 Washington Ave
                Suite 301
                Towson, MD  21204

                Michael D Shea        Investor A         7.01%
                4770 South Atlanta    101,356.781
                Road
                Smyrna, GA  30080

                Southern Gas          Investor A         6.27%
                Association           90,722.121
                Investment Fund
                Attn Dotty Thornhill
                3030 LBJ Freeway
                #1300 LB 60
                Dallas, TX  75234

                NFSC FEBO #W17-656283    Investor A      5.59%
                Dr George B              80,823.300
                Richardson
                516 Azalea Lane
                Florence, SC  29501

                Gator Broadcasting    Investor A         5.28%
                Corporation           76,321.190
                Attn DavidGregg 111
                2200 Claredon St
                Arlington, VA 22201-3331

                NFSC FEBO #           Investor B         9.99%
                W17-731269            40,758.093
                West Anderson Rural
                Water &
                Sewer Co Inc
                2767 Whitehall Rd
                Anderson, SC  29625

                NFSC FEBO #           Investor B         6.44%
                W17-730858            26,268.375
                NFSC/FMTC IRA
                FBO James R Vaughn
                234 Cureton Lane
                Pickens, SC  29671

                NFSC FEBO #           Investor B         5.93%
                W17-731277            24,170.344
                W Anderson Rural
                Water & Sewer
                Reserve Fund
                2767 Whitehall Rd
                Anderson, SC  29625

                Alden Enterprises Inc    Investor C      19.45%
                5900 Gulf Blvd           25,588.536
                St Pete Beach, FL 33706

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor C         15.50%
                W62-019461            20,387.360
                Nations Bank
                Collateral Acct
                FBO C Louise Wilson
                2945 Froitzhem Sreet
                Callahan, FL  32011

                The Lincolnshire      Investor C         13.08%
                Trust                 17,211.104
                5208 Lincolnshire
                Dallas, TX  75287

                James B Clement       Investor C          9.21%
                P O Box 5C            12,109.606
                Lafayette, LA  70505-6003

                Erna M Weidner        Investor C          6.15%
                108 Lariat             8,084.500
                San Antonio, TX 78232-1004

                BA Investment         Investor C          6.06%
                Services, Inc.         7,972.973
                FBO 435996951
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA 94107

                BNY Cust IRA FBO      Investor C          5.04%
                Don E Bastian          6,623.932
                1920 Barron Ct
                Charlottesville, VA 22911-7584

Diversified     Bank of America NA     Primary A         91.80%
Income Fund     Attn Tony Farrer      12,572,954.727
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

                Stephens Inc           Primary B          100%
                Attn:  Cindy Cole        1.063
                111 Center Street
                Little Rock, AR 72201

                BNY Cust IRA FBO      Investor A         14.55%
                James L Bowen Jr.     12,664.419
                195 Springhill Dr
                Tifton, GA  31794

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                J David Dalton TTEE   Investor A          8.61%
                Lowcountry             7,493.283
                Orthopedics
                Associates P/S/P
                Dated 08-05-87
                9313 Medical Plaza
                Drive Suite 302
                Charleston, SC  29406

                Jean E. Kellogg and   Investor A          7.19%
                Thomas G. Kellogg      6,261.685
                JTTEN
                52109 Tara Dr
                South Bend, IN  46628

                BNY Cust Rollover     Investor A          6.06%
                IRA FBO                5,272.125
                James L. Payne
                Box 434
                Hemphill, TX  75948

                BNY Cust IRA FBO      Investor A          5.48%
                Jeremiah J. Leahy      4,772.866
                1101 N Elm St #503
                Greensboro, NC  27401

                BNY Cust IRA FBO      Investor A          5.33%
                Cleveland H White      4,652.747
                133 George Ln
                Bonneau, SC  29431

                Anne Valcourt GDN     Investor A          5.25%
                FBO Danyel             4,571.845
                Chaniequa Solange
                Valcourt
                C/O H R Chaplin
                9930 W Broadview Dr
                Bay Harbor Island, FL  33154

                Bank of America NT    Investor A          6.49%
                &SA                   236,861.105
                The Private Bank
                Attn Common Trust
                Funds Unit 38329
                PO Box 3577
                Los Angeles, CA 90051-1577

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                BA Investment         Investor C         11.76%
                Services, Inc.        18,205.192
                FBO 300181211
                185 Berry St.
                3rd Floor #12640
                San Francisco, CA 94107

                NFSC FEBO #           Investor C          9.96%
                W17-662682            15,425.100
                NFSC/FMTC IRA
                Rollover
                FBO Linda G Walker
                7 Sally St
                Sprartanburg, SC 29301

                Stuart K Colonna TTEE Investor C          6.62%
                Bayshore Concrete     10,246.662
                Products Corp
                Retirement Savings
                Plan
                1 Bayshore Rd P O
                Box 230
                Cape Charles, VA  23310

                NFSC FEBO #           Investor C          6.19%
                W15-001520             9,587.622
                Clarence G Boehm
                136 E Edgewater Dr
                Charleston, SC  29407

                NFSC FEBO #           Investor C          5.73%
                W15-005630             8,875.156
                Rita C Cook
                8405 E Saddlebrook Dr
                Charleston, SC  29420

Strategic       Bank of America NA     Primary A         95.51%
Fixed Income    Attn Tony Farrer      175,940,400.921
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                Stephens Inc           Primary B           100%
                Attn:  Cindy Cole        1.050
                111 Center Street
                Little Rock, AR 72201

                Mercantile Safe Dep   Investor A           7.59%
                & Trust Co TTEE       222,311.538
                Case Communications
                Defined Benefit Plan
                A/C# 3400306
                U/A DTD 05/28/1984
                766 Old Hammonds
                Ferry Road
                Linthicum, MD  21090

                Alden Enterprises Inc   Investor C       21.56%
                5900 Gulf Blvd          25,172.293
                St Pete Beach, FL 33706

                Summerville           Investor C          17.59%
                Pediatrics Pa         20,537.281
                Profit Sharing Plan
                312 Midland Parkway
                Summerville, SC 29485-8114

                BNY Cust IRA FBO      Investor C           8.24%
                James A Blanchard      9,616.933
                9 Las Brisas
                Austin, TX  78746

                Carver Development    Investor C           6.96%
                Board                  8,130.824
                Endowment Fund
                226 N Hackberry St
                San Antonio, TX
                78202

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Dorothy L Edwards     Investor C           5.85%
                3400 Kim Court SW A25  6,827.791
                Roanoke, VA  24018

                Erna M Weidner        Investor C           5.21%
                108 Lariat             6,087.443
                San Antonio, TX
                78232-1004

Municipal       Bank of America NA     Primary A          99.73%
Income Fund     Attn Tony Farrer      54,774,310.248
                1401 Elm Street 11th
                Floor
                Dallas, TX  75202-2911

                NFSC FEBO #           Investor B          6.60%
                W38-676063            78,253.956
                Sid Meier
                2 Sheepfold La
                Hunt Valley, MD  21030

                Denise Maxwell        Investor C         21.99%
                45 Sallebrook         46,055.756
                Houston, TX  77024

                NFSC FEBO #           Investor C          8.43%
                W53-715107            17,644.084
                Rosalie Chod TTEE
                The Rosalie Chod Rev
                Tr
                U/A 8/25/89
                286 Hewlett Ct
                Saint Louis, MO 63141

                NFSC FEBO #           Investor C          5.87%
                W65-633313            12,291.077
                College Park
                Partners Ltd
                a Partnership
                117 Spring Chase
                Circle
                Atlamonte Springs, FL  32714

                Emmet David Gelhot    Investor C          5.05%
                5630 Oleatha Avenue   10,578.066
                Saint Louis, MO  63139-1504

                Harry Singer Family   Investor A          8.90%
                LTD                   112,324.561
                A Colorado LTD
                Partnership
                2960 Wentworth
                Weston, FL  33332

                NFSC FEBO #W65-028193 Investor A          7.40%
                Thurman D Kitchin     93,419.025
                P O Box 1479
                Winter Park, FL
                32790

Short Term      Bank of America NA     Primary A         98.89%
Muni.cipal      Attn Tony Farrer      6,574,680.212
Income Fund     1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                Balsa & Co            Investor A         17.89%
                c/o Chase Manhattan   612,417.268
                Bank
                PO Box 1768 Grand
                Central Station
                New York, NY  10163-1768

                Robert Sunderland     Investor A          9.16%
                PO Box 25900          313,715.126
                Shawnee Mission, KS 66225-5900

                J Michael Nixon       Investor A          6.40%
                621 SW Baypoint       219,122.511
                Circle
                Palm City, FL 34990-1753

                NFSC FEBO #           Investor A          5.83%
                W52-000035            199,401.795
                Fred J Nesbit
                Linda M Nesbit
                415 45th St
                Des Moines, IA  50312

                NFSC FEBO #           Investor A          5.33%
                W52-686921            182,426.388
                Robert E Esrey TR
                Robert E Esrey TTEE
                U/A 11/30/94
                4435 Main St Ste 1000
                Kansas City, MO 64111

                NFSC FEBO #           Investor B         22.13%
                W52-600571            233,712.038
                Joseph Carter
                Diana Carter
                3000 W 117th St
                Leawood, KS  66211

                NFSC FEBO #           Investor B         10.58%
                W15-000515            111,692.622
                William L Spadoni
                Julia S Spadoni
                PO Box 1019
                Myrtle Beach, SC 29578

                NFSC FEBO #           Investor B          6.69%
                W13-629138            70,605.322
                Paragon Assets II
                4520 King Street #205
                Alexandria, VA  22302

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor B          5.90%
                W27-709450            62,279.218
                James D Yopp Jr
                1095 Fieldwood Lane
                Winston Salem, NC  27106

                NFSC FEBO #           Investor B          5.07%
                W26-783200            53,542.645
                James H Sparks
                Karen M Sparks
                4006 N Witchduck Rd
                Virginia Bch, VA 23455

                Donald E Steen &      Investor C         38.31%
                Trudy K Steen Jtwros  108,365.595
                5715 Thames Ct
                Dallas, TX  75252

                Christopher H         Investor C         26.17%
                Williams              74,025.169
                10 Hampton Hills Lane
                Richmond, VA  23226

                NFSC FEBO #           Investor C          9.66%
                W14-689122            27,330.684
                Dr Cecil J Waylan
                Karen S Waylan
                9275 Chandler Bluff
                Alpharetta, GA  30022

                NFSC FEBO #           Investor C          7.10%
                W52-686450            20,090.089
                Henry F Frigon
                Henry F. Frigon TTEE
                U/A 03/23/90
                PO Box 18
                Maysville, MO  64469

                NFSC FEBO #           Investor C          5.28%
                W26-018473            14,933.839
                H William Coogan Jr
                Susan C Coogan
                4712 Charmian Road
                Richmond, VA  23226

Intermediate    Bank of America NA     Primary A         99.66%
Municipal Bond  Attn Tony Farrer      87,916,274.555
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                Warren Montouri       Investor A         17.95%
                2440 Virginia Ave NW  385,569.792
                Washington, DC 20037-2601

                Hometown Bank &       Investor A         14.52%
                Company               311,904.773
                PO Box 2887
                Wilson, NC 27894-2887

                VATCO                 Investor A          6.03%
                c/o The Trust         129,482.949
                Company of Virginia
                9030 Stony Point
                Pkway Ste 300
                Richmond, VA  23235

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor A          5.85%
                W52-000019            125,552.732
                Frank B Comfort
                4912 Cedar Drive
                West Des Moines, IA 50266

                NFSC FEBO #           Investor A          5.18%
                W18-738263            111,199.566
                Edelweiss Corp
                Attn:  Mary Tyler
                Labhart
                1445 Ross @ Field
                Ste 1500
                Dallas, TX  75202

                NFSC FEBO #           Investor B          9.36%
                W14-884685            28,310.447
                Win Communication
                Corp
                Attn:  Bob Poole
                6755 Jimmy Carter
                Blvd
                Norcross, GA  30071

                NFSC FEBO #           Investor B          8.37%
                W15-626244            25,321.240
                Robert J Evans
                Ollie P Evans
                Mary Helen Schulte
                255 Weatherly Club Dr
                Alabaster, AL  35007

                NFSC FEBO #           Investor B          5.89%
                W15-649406            17,804.347
                Gustave J Crispyn
                TTEE
                Joseph A Crispyn Tr
                U/A 7/21/97
                2382 Cat Tail Pound
                Rd
                Johns Island, SC 29455

                NFSC FEBO #           Investor B          5.88%
                W15-649414            17,798.304
                Mildred M Crispyn
                TTEE
                Timothy J Crispyn Tr
                U/A 7/21/97
                2382 Cat Tail Pond Rd
                Johns Island, SC 29455

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor B          5.17%
                W41-673196            15,625,000
                Ellen Aston Paull
                1407 N Weston Lane
                Austin, TX  78733

                Gerhard Kleinschmidt  Investor C         33.21%
                and                   62,061.681
                Gwendolyn
                Kleinschmidt Jtwros
                101 Oak Creek Trail
                Aledo, TX  76008

                Eugene R Allspach and   Investor C       27.79%
                Joann M Allspach        51,924.795
                Jtwros
                3760 Darcus St
                Houston, TX  77005-3704

                Charles W. Doolin     Investor C         20.64%
                3508 Harvard Ave      38,572.130
                Dallas, TX  75205-0000

                NFSC FEBO #           Investor C         12.33%
                W23-627305            23,043.818
                Neal S Platzer
                Jack W Crosby
                Special AC
                1410 Lost Ridge Cir
                Seabrook, TX  77586

Florida         Bank of America NA     Primary A         99.87%
Municipal Bond  Attn Tony Farrer      7,694,560.720
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                National Finacial     Investor A         65.82%
                Svs Corp              4,068,852.341
                for the Exclusive
                Benefit of our
                Customers
                Church Street Station
                PO Box 3908
                New York, NY 10008-3908

                NFSC FEBO #           Investor C         87.48%
                W64-048550             2,019.621
                Thomas W Brown
                Rt 20 Box 2130
                Lake City, FL  32055

Florida         Bank of America NA     Primary A         99.92%
Intermediate    Attn Tony Farrer      21,375,342.786
Municipal Bond  1401 Elm Street 11th
Fund            Floor
                Dallas, TX  75202-2911

                NFSC FEBO #           Investor B          5.03%
                W52-739600            23,930.213
                Sally Ann Batz TTEE
                of The Sally Ann
                Batz Living Tr
                U/A 10/15/91
                88 NE Alice St
                Jensen Beach, FL 34957

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor C         74.38%
                W60-190306            81,352.549
                Ming J Wu and
                Fen Fen Wu Jtwros
                3371 Hickory Wood Way
                Tarpon Springs, FL 34689

                Doris R Bomstein and  Investor C          8.84%
                Sanford                9,672.647
                Sanford Bomstein
                TTEES
                Doris R Bomstein
                Trust
                U/A/D 08/20/91
                3000 S Ocean Blvd
                Apt 1201
                Boca Raton, FL  33432

                NFSC FEBO #           Investor C          8.54%
                W19-654655             9,336.140
                Moshe Ezratti
                Rosa Ezratti
                1401 University Dr
                200
                Coral Springs, FL 33071

                Sanford and Doris R   Investor C          7.03%
                Bomstein TTEES         7,688.941
                Sanford Bomstein
                Trust UAD 11/4/91
                3000 South Ocean
                Blvd #1201
                Boca Raton, FL  33431

Georgia         Bank of America NA     Primary A         99.99%
Intermediate    Attn Tony Farrer      12,048,455.809
Municipal Bond  1401 Elm Street 11th
Fund            Floor
                Dallas, TX  75202-2911

                The Crumpler          Investor A         23.05%
                Investment LP         399,157.804
                Crumpler Investment
                Mgt Co LLC/GP
                50 Old Vermont Pl
                Atlanta, GA 30328-0000

                Wachovia Securities,  Investor A          8.49%
                Inc.                  147,075.290
                FBO 402-08416-17
                P.O. Box 1220
                Charlotte, NC  28201-1220

                NFSC FEBO #W14-004162 Investor A          7.69%
                Alice Hinton Ray      133,188.372
                P O Box 415
                Dacula, GA  30019

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #W14-007528 Investor A          5.39%
                John W Wilcox Jr      93,406.520
                2551 Potomac Ave NE
                Atlanta, GA  30305

                NFSC FEBO #           Investor B         34.32%
                W14-009636            254,882.288
                Derst Investments LP
                a Partnership
                258 Varn Drive
                Savannah, GA  31405

                NFSC FEBO #           Investor C         63.88%
                W14-652571            51,641.107
                Letty C Cagle
                Douglas Cagle
                Apt 318 8592 Roswell
                Rd
                Atlanta, GA  30350

                NFSC FEBO #           Investor C         11.81%
                W14-853925             9,544.726
                Charles D Davidson
                Judith L Davidson
                580 Glen Hampton Dr
                Alpharetta, GA  30004

Georgia         Bank of America NA     Primary A         99.97%
Municipal Bond  Attn Tony Farrer      992,558.228
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                NFSC FEBO #           Investor A         64.22%
                W14-004162            143,972.542
                Alice Hinton Ray
                P O Box 415
                Dacula, GA  30019

                NFSC FEBO #           Investor A         12.18%
                W14-749877            27,312.209
                Hunter R Hughes III
                c/o Rogers & Hardin
                229 Peachtree St NW
                2700 Cain
                Interational Tower
                Atlanta, GA  30327

                NFSC FEBO #           Investor A         11.19%
                W14-725382            25,080.278
                Edd Price
                Lynn Price
                AAA Tank Testers
                5600 Oakbrook Pkwy
                Suite 120
                Norcross, GA  30093

                Stephens Inc          Investor C          100%
                Attn:  Cindy Cole       287.975
                111 Center Street
                Little Rock, AR  72201

Maryland        Bank of America NA     Primary A          100%
Intermediate    Attn Tony Farrer      16,786,883.917
Municipal Bond  1401 Elm Street 11th
Fund            Floor
                Dallas, TX 75202-2911

                NFSC FEBO #W13-061581 Investor A         20.53%
                Robert Gladstone      314,858.836
                Leslie Gladstone
                2468 Belmont Rd NW
                Washington, DC  20008

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #W38-007404 Investor A          5.95%
                Vincent L. Salvatori  91,178.519
                Carol H Salvatori
                2652 Greenbriar Rd
                Annapolis, MD  21401

                NFSC FEBO #W13-640379 Investor A          5.38%
                Carol C House         82,501.641
                Peter W House
                4210 Leeward Pl
                Bethesda, MD  20816

                NFSC FEBO #           Investor C         13.51%
                W13-622168             6,446.650
                Donald J Kunkoski
                Eileen M. Kunkoski
                2180 W March Ct
                Frederick, MD  21702

                NFSC FEBO #           Investor C         11.45%
                W13-633313             5,461.084
                Albert J Robertazzi
                Susan E Franks
                11564 W Hill Dr
                Rockville, MD  20852

                NFSC FEBO #           Investor C          8.79%
                W13-680141             4,195.166
                James Lee Donaldson
                Robert W Donaldson
                12604 Farnell Dr
                Wheaton, MD  20906

                NFSC FEBO #           Investor C          7.85%
                W13-661058             3,745.467
                Girard F Stegner
                Betty C Stegner
                29 Consett Pl
                Frederick, MD  21703

                NFSC FEBO #           Investor C          6.95%
                W13-660124             3,316.201
                Jessica Udall Gil
                Milan D Smith Jr
                5610 Wisconsin Av
                Chevy Chase, MD  20815

                NFSC FEBO #           Investor C          6.78%
                W13-697036             3,236.448
                Frank Baker
                Steven L Baker
                Teresa L Radi
                250 Wyngate Dr
                Frederick, MD  21701

                NFSC FEBO #           Investor C          5.38%
                W13-699381             2,568.220
                Kwok Luen Lee
                Patsy S Lee
                2705 Hardy Av
                Wheaton, MD  20902

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
Maryland        Bank of America NA     Primary A         99.98%
Municipal Bond  Attn Tony Farrer      1,798,369.080
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                NFSC FEBO #           Investor A         58.88%
                W13-640379            104,033.033
                Carol C House
                Peter W House
                4210 Leeward Pl
                Bethesda, MD  20816

                NFSC FEBO #           Investor A         13.31%
                W13-634760            23,517.554
                Raymond A Turetsky
                Bess H Turetsky
                11220 Woodson Av
                Kensington, MD  20895

                NFSC FEBO #           Investor A          7.47%
                W13-6567097           13,202.752
                Dona L Lechliter
                Stephen C Lechliter
                4102 Madison Street
                Hyattsville, MD 20781

                NFSC FEBO #           Investor A          6.49%
                W13-770442            11,463.769
                Richard E Ireland
                Mary E Ireland
                1423 Grouse Ct
                Frederick, MD  21703

                NFSC FEBO #           Investor C         98.62%
                W38-028541            20,549.684
                Elizabeth Gregory
                PO Box 2327
                Ocean City, MD  21843

North Carolina  Bank of America NA     Primary A         99.73%
Intermediate    Attn Tony Farrer      18,217,203.650
Municipal Bond  1401 Elm Street 11th
Fund            Floor
                Dallas, TX   75202-2911

                NFSC FEBO #X68-061336    Investor A      10.10%
                Julia E Clark            95,615.783
                4600 Troy's Mtn LN
                Durham, NC  27705

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #W16-714542 Investor A          7.18%
                W Frank Dowd Jr.      67,966.953
                P O Box 35430
                Charlotte,NC  28235

                NFSC FEBO #           Investor A          6.30%
                W26-656267            59,646.179
                Eileen M Friars
                3516 Foxcroft Road
                Charlotte,NC  28211

                NFSC FEBO #           Investor A          6.25%
                PSA-042072            59,191.434
                Ron F Robine
                Cathy G Robine
                18512 Square Sail
                Road
                Cornelius, NC  28031

                NFSC FEBO #           Investor B          5.86%
                W27-002879            35,348.838
                Jack Cartwright
                1040 Cantering Rd
                High Point, NC  27262

                NFSC FEBO #           Investor C         26.00%
                W27-734004             2,334.746
                Barbara B Coyner
                513 Lake Boone Trail
                Raleigh, NC  27608

                NFSC FEBO #           Investor C         18.78%
                W27-682217             1,686.289
                J Robert Stout
                Revocab Tr
                J Robert Stout
                U/A 02/19/97
                PO Box 35343
                Greensboro, NC  27425

                NFSC FEBO #           Investor C         12.14%
                W27-747360             1,089.840
                Anna B Steele
                2041 Georgia Avenue
                Winston Salem, NC 27104

                NFSC FEBO #           Investor C         11.18%
                W27-745472             1,004.177
                W Joseph Selvia
                Jay P Selvia
                4041 Max Dr
                Winston Salem, NC 27106

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor C          6.88%
                W27-740810              617.550
                Thomas H Blount
                Doris J Blount
                207 W 11th St
                Washington, NC  27889

                NFSC FEBO #           Investor C          6.82%
                W27-002720              612.591
                Roger W Simmons
                Mary R Simmons
                150 River Hill Drive
                Advance, NC  27006

North Carolina  Bank of America NA     Primary A         99.98%
Municipal Bond  Attn Tony Farrer      1,702,978.888
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

South Carolina  Bank of America NA     Primary A          100%
Intermediate    Attn Tony Farrer      22,571,450.616
Municipal Bond  1401 Elm Street 11th
Fund            Floor
                Dallas, TX 75202-2911

                NFSC FEBO #W15-635901    Investor A      11.31%
                James T Pearce           215,016.960
                P O Box 1986
                Greenville, SC 29602

                NFSC FEBO #W15-620629     Investor A     9.92%
                J C Bernard              188,517.286
                Merna D Bernard
                110 Dolphin Point Dr
                Beaufort, SC 29902

                James Markham         Investor A          5.08%
                99 Birdsong Way       96,557.940
                Hilton Head Island,
                SC  29926

                NFSC FEBO #           Investment          9.54%
                W15-645788                 B
                Gustave J Crispyn     79,899.553
                Mildred M Crispyn
                2382 Cat Tail Pond Rd
                Johns Island, SC 29455

                NFSC FEBO #           Investor B          5.67%
                W17-681547            47,497.048
                Jimmy Ruppe
                Judy Ruppe
                1505 Cherokee Av
                Gaffney, SC  29340

                NFSC FEBO #           Investor C         36.44%
                W15-645583            112,082.887
                Berchtold Corp
                1950 Hanahan Rd
                Charleston, SC  29406

                NFSC FEBO #           Investor C          6.95%
                W15-659860            21,377.772
                Diane Saari Mccall
                Mark J Mccall
                12 Guerard Rd
                Charleston, SC  29407

                NFSC FEBO #           Investor C          6.23%
                W15-654680            19,155.748
                Edward Mccloud
                Elizabeth M. Robinson
                523 Carpenter St
                Charleston, SC  29412

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor C          5.98%
                W15-624438            18,402.911
                Tracy S Harvey
                Susan C Harvey
                5033 Stone
                Plantation Dr
                Meggell, SC  29449

South Carolina  Bank of America NA     Primary A          100%
Municipal Bond  Attn Tony Farrer      1,314,561.532
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                NFSC FEBO #           Investor A         45.40%
                W17-656208            50,417.339
                Donna R Cart
                1140 Partridge Rd
                Spartanburg, SC 29302

                NFSC FEBO #           Investor A         28.88%
                W18-693910            32,069.220
                Cuppia Investments LP
                P O Drawer 22449
                Hilton Head Island, SC  29925

                Wachovia Bank NA      Investor A          7.94%
                Investment Mgr         8,819.040
                Charles D. Erb TTEE
                for Charles D Erb
                Trust U/A Dtd 10/4/88
                PO Box 3073
                M/C NC-31057
                Winston-Salem, NC 27150

Tennessee       Bank of America NA     Primary A          100%
Intermediate    Attn Tony Farrer      4,129,466.991
Municipal Bond  1401 Elm Street 11th
Fund            Floor
                Dallas, TX 75202-2911

                NFSC FEBO #W25-680427    Investor A      15.45%
                Bob G Long               131,222.706
                PO Box 266
                Hermitage, TN 37076


                NFSC FEBO #W25-683256    Investor A      13.76%
                Marshall T Polk III      116,836.192
                PO Box 90148
                Nashville, TN 37209

                SunTrust Bank         Investor A          7.16%
                Chattanooga NA        60,784.510
                H Clay Evans Johnson
                Rev Trust
                U/A Dtd 5/9/85 A/C
                40E55700
                Attn:  Mutual Funds
                PO Box 105870 Center
                3144
                Atlanta, GA  30348

                NFSC FEBO #W25-684716 Investor A          6.85%
                James R. Kellam III   58,176.257
                3605 Sycamore Lane
                Nashville, TN  37215

                Ralph S Graham TTEE   Investor A          6.69%
                Ralph S Graham Rev    56,767.294
                Liv Trust
                U/A Dtd 08/14/1990
                PO Box 235
                Big Sandy, TN  38221

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #W25-683388 Investor A          5.75%
                Glenn Huff            48,839.773
                Honor Huff
                509 Mansion Dr
                Brentwood, TN  37027

                NFSC FEBO #W25-680419 Investor A          5.33%
                Joseph L Dilorenzo    45,251.980
                310 Watercress Drive
                Franklin, TN  37064

                NFSC FEBO #           Investor B         22.21%
                W25-683043            64,399.438
                John O Colton
                6211 Jocelyn Hollow
                Road
                Nashville, TN  37205

                NFSC FEBO #           Investor B         13.60%
                W25-684570            39,430.054
                Robert R Hayes
                Vira E Hayes
                400 Bryants Lane
                Woodbury, TN  37190

                NFSC FEBO #           Investor B          5.88%
                W25-008028            17,056.616
                David A Lockmiller
                Carlotta E Lockmiller
                4343 Lebanon Rd
                Apt#1711
                Hermitage, TN  37076

Tennessee       Bank of America NA     Primary A         99.95%
Municipal Bond  Attn Tony Farrer      568,064.620
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                NFSC FEBO #           Investor A         41.94%
                W25-002658            28,524.330
                William W Pugh Jr
                106 Orchard Circle
                Oak Ridge, TN  37830

                NFSC FEBO #           Investor A         17.78%
                W25-682101            12,089.764
                Allene Ellis
                Joyce Rose
                2544 Bearwallow Rd
                Ashland City, TN 37015

                NFSC FEBO #           Investor A          7.55%
                EMP-050393             5,131.742
                Louise E Cole
                Clifford E Cole
                1501 Gale Lane
                Nashville, TN  37212

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor A          7.40%
                W25-673358             5,035.198
                Billie L Martin
                227 Deer Park Circle
                Nashville, TN  37205

                NFSC FEBO #           Investor A          7.21%
                W25-605786             4,905.129
                Billy Joe Davis
                PO Box 487
                Lake City, TN  37769

                NFSC FEBO #           Investor A          6.17%
                W25-682357             4,196.009
                Theodore J Novak
                3860 West Trace
                Creek Road
                Waverly, TN  37185

                NFSC FEBO #           Investor B         15.46%
                W25-684350            68,241.749
                Miriam F Hildebrand
                884 Edmondson Pike
                Brentwood, TN  37027

                NFSC FEBO #           Investor C         60.81%
                W25-617954             4,023.391
                Frank W Condurelis
                Jane E Condurelis
                806 Brentview Dr
                Nashville, TN  37220

                NFSC FEBO #           Investor C         34.92%
                W25-009660             2,310.268
                Donald J Southard Sr
                Barbara C Southard
                278 Joe Byrd Ln
                Clinton, TN  37716

Texas           Bank of America NA     Primary A          100%
Intermediate    Attn Tony Farrer      37,413,724.971
Municipal Bond  1401 Elm Street 11th
Fund            Floor
                Dallas, TX 75202-2911

                NFSC FEBO #           Investor B         15.03%
                W40-678880            31,172.216
                James Robert Mallory
                Faith K Mallory
                2400 Winton Terr E
                Fort Worth, TX  76109

                NFSC FEBO #           Investor B         10.96%
                W18-719404            22,726.776
                Montine T Wisdom
                6335 W Northwest Hwy
                #1318
                Dallas, TX  75225

                NFSC FEBO #           Investor B          8.46%
                W41-600997            17,558.892
                Oliver Roofing
                Systems
                PO Box 180191
                Austin, TX  78718

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor B          7.72%
                W40-682470            16,007.825
                A G Martin
                Nellie L Martin
                2011 32nd St
                Lubbock, TX  79411

                Stephens Inc          Investor C          100%
                Attn:  Cindy Cole       253.066
                111 Center Street
                Little Rock, AR 72201

Texas           Bank of America NA     Primary A         99.97%
Municipal Bond  Attn Tony Farrer      856,091.141
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                Motco                 Investor A         59.83%
                P O Box 17001-Trust   22,935.780
                San Antonio, TX 78217

                National Investor     Investor A         13.05%
                Services Corp          5,002.051
                for the Exclusive
                Benefit of our
                Customers
                55 Water Street 32nd
                Fl
                New York, NY 10041-3299

                Edward D Jones & Co   Investor A          7.44%
                FBO Adolph F Schmidt   2,852.800
                & Elvira H Schmidt FM
                466
                EDJ# 5120611313
                P O Box 2500
                Maryland Heights, MO  63043-8500

                NFSC FEBO #           Investor A          7.15%
                W40-650790             2,742.706
                Seth W Lehmberg
                Rose Mary Lehmberg
                2201 Meadow Lane
                Taylor, TX  76574

                Shirley A Wagner      Investor A          6.69%
                3002 San Paula         2,565.948
                Dallas, TX 75228-0000

                NFSC FEBO #           Investor B          5.99%
                W40-609048            40,050.599
                Jane M Mccarver Ex
                E/O A G Mccarver
                901 W Indianna Ste A
                Midland, TX  79701

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #           Investor C         96.57%
                W41-617733             8,104.120
                Jay L Willmann
                Catherine B Willmann
                2918 Kassarine Pass
                Austin, TX  78704

Virginia        Bank of America NA     Primary A          100%
Intermediate    Attn Tony Farrer      21,010,064.166
Municipal Bond  1401 Elm Street 11th
Fund            Floor
                Dallas, TX 75202-2911

                Roy R Martine &       Investor A         94.87%
                Kathleen H Martine    32,074.758
                Jtwros
                4009 Tottenham Court
                Richmond, VA 23233-1771

                Dorothy Lee Walshe    Investor C         12.48%
                5801 Mill Spring Rd    9,351.771
                Midlothian, VA  23112

                NFSC FEBO #           Investor C          5.30%
                W26-644269             3,973.958
                Richard W Coates
                3012 Woodlawn Drive
                Suffolk, VA  23434

Virginia        Bank of America NA     Primary A          100%
Municipal Bond  Attn Tony Farrer      1,444,119.904
Fund            1401 Elm Street 11th
                Floor
                Dallas, TX
                75202-2911

                Roy R Martine &       Investor A         94.96%
                Kathleen H Martine    35,317.835
                JTWROS
                4009 Tottenham Court
                Richmond, VA  23233-1771

                NFSC FEBO #           Investor A          5.10%
                W26-643866             3,061.508
                Esmond L Dominick Jr
                4014 Tanglewood Trail
                Chesapeake, VA  23325

                Stephens Inc          Investor C          100%
                Attn:  Cindy Cole       291.741
                111 Center Street
                Little Rock, AR  72201

                Merrill Lynch,        Investor A         26.67%
                Pierce, Fenner        16,000.000
                & Smith Inc for the
                Sole Benefit
                of its Customers
                Attention Service
                Team
                4800 Deer Lake Drive
                East 3rd Floor
                Jacksonville, FL 32246

                Rodney M Carlson and  Investor A         13.35%
                Joyce L Carson JTTEN   8,010.000
                3608 South Creek Ct
                Chesapeake, VA  23325

                Rebecca C Bell        Investor A         11.41%
                1092 Oaklawn Dr        6,844.881
                Culpeper, VA  22701
                Jessie E Spells       Investor A          9.97%
                1518 Dogwood Road      5,983.121
                St Leonard, MD 20685-2710

                NFSC FEBO #           Investor A          9.80%
                W26-636398             5,879.172
                Creola M Shearin
                2205 Parkside Ave
                Richmond, VA  23228

                                        Class;
                                      Amount of
                                        Shares
                                        Owned;
                                        Type of       Percentage  Percentage
     Fund         Name and Address     Ownership       of Class     of Fund
     ----         ----------------     ---------       ---------  ------------
                NFSC FEBO #W68-011398 Investor A          8.46%
                Gerald H Moulton Jr    5,075.445
                and
                Virginia H Moulton
                200 Liberty Street
                1 World Financial
                Cntr
                New York, NY  10281

                NFSC FEBO #           Investor A          6.13%
                W13-652342             3,676.356
                Jeffery W Hale
                Diane A Hale
                8618 Woodbine Lane
                Annandale, VA  22003

Emerging        Bank of America NA     Primary A         99.60%
Markets Fund    Attn Tony Farrer      2,105,932.400
                1401 Elm Street 11th
                Floor
                Dallas, TX 75202-2911

                Stephens Inc           Primary B          100%
                Attn:  Cindy Cole        1.804
                111 Center Street
                Little Rock, AR 72201

                Walter J Nott         Investor A          7.29%
                8320 Fulham Ct         7,871.049
                Richmond, VA  23227

                Hi-Tech               Investor C         67.93%
                Communications Inc     7,136.720
                401(K) Plan
                PO Box 1569
                League City, TX  77574-1569

                Stephens Inc for the  Investor C         14.70%
                Exclusive Benefit of   1,544.754
                our Customers
                111 Center Street
                Little Rock, AR 72201

                NFSC FEBO #           Investor C          5.72%
                W17-648345              600.743
                NFSC/FMTC IRA
                FBO Carroll L Terrell
                6502 Woodrow Terr
                Richmond, VA  23228



      The following indicates those persons who owned % or more of the indicated class of shares as of July 1, 1999. Unless otherwise indicated, the address for each recordholder of Primary Shares is Bank of America, One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 282.

      As of August 1999, NationsBank Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Companies under the 1940 Act.

                                    SCHEDULE A

                              DESCRIPTION OF RATINGS

      The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

         BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

      The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

      MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

      The following summarizes the two highest ratings used by S&P for short-term municipal notes:

      SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

      SP-2 - Indicates satisfactory capacity to pay principal and interest.

      The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

      F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      For commercial paper, D&P uses the short-term debt ratings described above.

      For commercial paper, Fitch uses the short-term debt ratings described above.

      Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

      BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

         AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

         AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

      The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

      The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

         AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

    The following summarizes the two highest short-term debt ratings used by
IBCA:

         A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

         A1 - Obligations supported by the highest capacity for timely repayment.

         A2 - Obligations supported by a good capacity for timely repayment.

                          NATIONS FUND PORTFOLIOS, INC.

                            ONE BANK OF AMERICA PLAZA
                                   33rd Floor
                               Charlotte, NC 28255
                                  1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23.    Exhibits

         All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 33-89742; 811-8982)

--------------------------------------------------------------------------
Exhibit Letter    Description
--------------------------------------------------------------------------
(a)             Articles of Incorporation:

(a)(1) Articles of Incorporation, dated January 20, 1995, incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998.

(a)(2) Articles Supplementary, dated April 20, 1995, incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998.

(a)(3)          Articles Supplementary, dated March 20, 1996,
                incorporated by reference to Post-Effective Amendment
                No. 10, filed November 5, 1998.
--------------------------------------------------------------------------
(b)             By-Laws:
                By-Laws, dated January 25, 1995, incorporated by
                reference to Post-Effective Amendment No. 10, filed November 5, 1998.
--------------------------------------------------------------------------
(c)             Instruments Defining Rights of Securities Holders:

                Not Applicable
--------------------------------------------------------------------------
(d)             Investment Advisory Contracts:

(d)(1) Investment Advisory Agreement between Nations Fund Portfolios, Inc. and NationsBanc Advisors, Inc.,
                ("NBAI"), incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998.

(d)(2) Sub-Advisory Agreement between NBAI, Gartmore Global Partners, and Nations Fund Portfolios, Inc. is
                incorporated by reference to Post-Effective Amendment
                No. 10, filed November 5, 1998.
--------------------------------------------------------------------------

Exhibit Letter    Description
--------------------------------------------------------------------------
(e)             Underwriting Contracts:

                Distribution Agreement between Nations Fund Portfolios, Inc. and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998.
--------------------------------------------------------------------------
(f)             Bonus or Profit Sharing Contracts:

                Deferred Compensation Plan, to be filed by amendment.
--------------------------------------------------------------------------
(g)             Custodian Agreement:

(g)(1)          Custody Agreement between Nations Fund Portfolios, Inc.
                and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998.
--------------------------------------------------------------------------
(h)             Other Material Contracts:

(h)(1)          Co-Administration Agreement between Nations Fund
                Portfolios, Inc., Stephens Inc. and NBAI, to be filed by amendment.

(h)(2)          Sub-Administration Agreement between Nations Fund
                Portfolios, Inc., The Bank of New York and NBAI, to be filed by amendment.

(h)(3) Transfer Agency Agreement, incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998. Supplement to Transfer Agency Agreement, to be filed by (h)(4) amendment.

(h)(4) Amendment to Transfer Agency and Services Agreement, to (h)(5) be filed by amendment.

(h)(3) Shareholder Servicing Plan, Investor B Shares (formerly Investor N Shares), incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998.

(h)(4)          Shareholder Servicing Plan, Investor C Shares,
                incorporated by reference to Post-Effective Amendment
                No. 10, filed on November 5, 1998.
--------------------------------------------------------------------------

Exhibit Letter    Description
--------------------------------------------------------------------------
(h)(5) Cross Indemnification Agreement between Nations Fund Portfolios, Inc., Nations Fund, Inc. and Nations Fund Trust is incorporated by reference to Post-Effective No. 10, dated November 5, 1998.
--------------------------------------------------------------------------
(i)             Legal Opinion

                Opinion and Consent of Counsel, filed herewith.
--------------------------------------------------------------------------
(j)             Other Opinions

                Consent of Independent Accountant --
                PricewaterhouseCoopers LLP
--------------------------------------------------------------------------
(k)             Omitted Financial Statements

                Not Applicable
--------------------------------------------------------------------------
(l)             Initial Capital Agreements:

                Not Applicable
--------------------------------------------------------------------------
(m)             Rule 12b-1 Plan:

(m)(1) Shareholder Administration Plan, Primary B Shares, incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998.

(m)(2) Shareholder Servicing and Distribution Plan, Investor A Shares, incorporated by reference to the Post-Effective Amendment No. 10, filed November 5, 1998.

(m)(3) Distribution Plan, Investor B Shares (formerly Investor N Shares), incorporated by reference to Post-Effective Amendment No. 10 filed November 5, 1998.

(m)(4) Distribution Plan, Investor C Shares, incorporated by reference to Post-Effective Amendment No. 10, filed November 5, 1998.
--------------------------------------------------------------------------
(n)             Financial Data Schedule:

                Not Applicable
--------------------------------------------------------------------------
(o)             Rule 18f-3 Plan:

                Amended Plan entered into by Nations Fund Portfolio, Inc. pursuant to

Exhibit Letter    Description
--------------------------------------------------------------------------
                Rule 18f-3 under the Investment Company
                Act of 1940, to be filed by amendment.
--------------------------------------------------------------------------
(p)             Powers of Attorney for Edmund L. Benson, Charles B.
                Walker, A. Max Walker, Thomas S. Word, Jr., William H. Grigg, James Ermer and Thomas F. Keller, incorporated by reference to Registration Statement on Form N1-A filed February 23, 1995.

                Power of Attorney for Carl E. Mundy, Jr., James B.
                Sommers and Cornelius J. Pings, to be filed by amendment.
--------------------------------------------------------------------------

ITEM 24.    Persons Controlled by of Under Common Control with the Fund

No person is controlled by or under common control with the Registrant.

ITEM 25.    Indemnification

         The Registrant has entered into a Cross Indemnification Agreement with Nations Fund, Inc. (the "Company") and Nations Fund Trust (the "Trust"), dated June 27, 1995. The Company and or Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940 (the "1940 Act") insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectuses, any Preliminary Prospectuses, the Registration Statements, any other Prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Company and/or Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Company and/or Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Company and/or Trust by the Registrant expressly for use in the Offering Documents.

         Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his reckless disregard of the duties involved in the conduct of his/her office or arising under his/her agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the 1940 Act, as amended, in connection with any indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                     The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

                   (h) The Corporation shall indemnify (1) its Directors and
             officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

                  (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

                   Under the terms of the Maryland Corporation Law and the
             Registrant's Charter and By-Laws, incorporated by reference as Exhibits (1) and 2 hereto, provides for the indemnification of Registrant's directors and employees. Indemnification of Registrant's principal underwriter, custodian, and transfer agent is provided for, respectively, in the Registrant's:

                   1.     Co-Administration Agreement with Stephens Inc. and
                          NBAI;

                   2.     Sub-Administration Agreement with The Bank of New
                          York;

                   3.     Distribution Agreement with Stephens Inc.;

                   4.     Custody Agreement with Bank of New York; and

                   5.     Transfer Agency and Services Agreement with First
                          Data.

ITEM 26.    Business and Other Connections of the Investment Adviser

      To the knowledge of the Registrant, none of the directors or officers of NBAI, the adviser to the Registrant's portfolios, or Gartmore, the investment sub-adviser, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI or Gartmore, respectively, or other subsidiaries of Bank of America Corporation.

      (a) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

      (b) Gartmore performs investment sub-advisory services for the Registrant and certain other customers. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc, a UK Company which is the holding company for a leading UK based international fund management group of companies. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Gartmore with the SEC pursuant to the Advisers Act (file no. 801-48811).

ITEM 27.    Principal Underwriters

    (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Nations Fund Trust, Nations Fund, Inc., Nations Institutional Reserves, Nations LifeGoal Fund, Inc., Nations Annuity Trust, the Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust, and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

    (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") (file No. 501-15510).

    (c) Not applicable.

ITEM 28.    Location of Accounts and Records

    (1) NBAI, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as Investment Adviser and Co-Administrator).

    (2) Gartmore, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as Sub-Adviser).

    (3) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as Distributor and Co-Administrator).

    (4) First Data, 101 Federal Street, Boston, MA 02110 (records relating to its function as Transfer Agent).

    (5) Bank of New York, 90 Washington Street, New York, NY 10286 (records relating to its function as Custodian and Sub-Administrator)

ITEM 29.    Management Services

Not Applicable

ITEM 30.    Undertakings

Not Applicable

                               SIGNATURES
    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 30th day of July, 1999.

                                    NATIONS FUND PORTFOLIOS, INC.


                                    By:                  *
                                       -----------------------------------
                                           A. Max Walker
                                           President and Chairman
                                           of the Board of Directors

                                    By:  /s/ Richard H. Blank, Jr.
                                       ------------------------------------
                                           Richard H. Blank, Jr.
                                           *Attorney-in-Fact

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

     SIGNATURES                      TITLE                     DATE
     ----------                      ------                    ----

                *           President and Chairman         July 30, 1999
----------------------      of the Board of Directors
(A. Max Walker)             (Principal Executive Officer)


/s/ Richard H. Blank, Jr.   Treasurer and
------------------------    Secretary
(Richard H. Blank, Jr.)     (Principal Financial and       July 30, 1999
                            Accounting Officer)



                *                     Director             July 30, 1999
-----------------------
(Edmund L. Benson, III)

                *                     Director             July 30, 1999
-----------------------
(James Ermer)

                *                     Director             July 30, 1999
-----------------------
(William H. Grigg)

                *                     Director             July 30, 1999
-----------------------
(Thomas F. Keller)

                *                     Director             July 30, 1999
-----------------------
(Carl E. Mundy, Jr.)

                *                     Director             July 30, 1999
-----------------------
(Cornelius J. Pings)

                *                     Director             July 30, 1999
-----------------------
(Charles B. Walker)

                *                     Director             July 30, 1999
-----------------------
(Thomas S. Word)

                *                     Director             July 30, 1999
-----------------------
(James B. Sommers)

 /s/ Richard H. Blank, Jr.
---------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                          NATIONS FUND PORTFOLIOS, INC.
                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

EX-99.23.i  Opinion and Consent of Counsel

EX-99.23.j  Consent of Independent Accountants-PricewaterhouseCoopers LLP